PIMCO Funds Prospectus

PIMCO Variable Insurance Trust May 1, 2003 Share Class Adm Administrative

SHORT DURATION BOND PORTFOLIOS
Money Market Portfolio Short-Term Portfolio Low Duration Portfolio

INTERMEDIATE DURATION BOND PORTFOLIOS
Total Return Portfolio Total Return Portfolio II High Yield Portfolio

LONG DURATION BOND PORTFOLIOS
Long-Term U.S. Government Portfolio

REAL RETURN PORTFOLIOS
Real Return Portfolio CommodityRealReturn Strategy Portfolio

INTERNATIONAL BOND PORTFOLIOS
Global Bond Portfolio Foreign Bond Portfolio Emerging Markets Bond Portfolio

STRATEGIC ASSET ALLOCATION PORTFOLIOS
Strategic Balanced Portfolio All Asset Portfolio

EQUITY-RELATED PORTFOLIOS
StocksPLUS Growth and Income Portfolio StocksPLUS Total Return Portfolio
This cover is not part of the Prospectus

Prospectus

PIMCO Variable Insurance Trust

May 1, 2003

Administrative Class Shares

This prospectus describes 16 separate investment portfolios (the “Portfolios”), offered by the PIMCO Variable Insurance Trust (the “Trust”). The Portfolios provide access to the professional investment management services offered by Pacific Investment Management Company LLC (“PIMCO”).

This prospectus explains what you should know about the Portfolios before you invest. Please read it carefully.

Shares of the Portfolios currently are sold to segregated asset accounts (“Separate Accounts”) of insurance companies that fund variable annuity contracts and variable life insurance policies (“Variable Contracts”). Assets in the Separate Account are invested in shares of the Portfolios in accordance with allocation instructions received from owners of the Variable Contracts (“Variable Contract Owners”). Variable Contract Owners do not deal directly with the Portfolios to purchase or redeem shares. The allocation rights of Variable Contract Owners are described in the accompanying Separate Account prospectus. Shares of the Portfolios also may be sold to qualified pension and retirement plans outside of the separate account context.

This prospectus should be read in conjunction with the prospectus of the Separate Account. Both prospectuses should be read carefully and retained for future reference.

The Securities and Exchange Commission has not approved or disapproved these securities, or determined if this prospectus is truthful or complete. Any representation to the contrary is a criminal offense.

1	PIMCO Variable Insurance Trust

Prospectus	2

Summary Information

The table below compares certain investment characteristics of the Portfolios. Other important characteristics are described in the individual Portfolio Summaries beginning on page 5. Following the table are certain key concepts which are used throughout the prospectus.

		Main Investments	Duration	Credit Quality(1)	Non-U.S. Dollar Denominated Securities(2)

Short Duration Bond Portfolios	Money Market	Money market instruments	≤ 90 days dollar- weighted average matuity	Min. 95% Prime 1; ≤ 5% Prime 2	0%

	Short-Term	Money market instruments and short maturity fixed income securities	0-1 year	B to Aaa; max 10% below Baa	0-5%(3)

	Low Duration	Short maturity fixed income securities	1-3 years	B to Aaa; max 10% below Baa	0-20%(3)

Intermediate Duration Bond Portfolios	Total Return	Intermediate maturity fixed income securities	3-6 years	B to Aaa; max 10% below Baa	0-20%(3)

	Total Return II	Intermediate maturity fixed income securities with quality and non-U.S. issuer restrictions	3-6 years	Baa to Aaa	0%

	High Yield	Higher yielding fixed income securities	2-6 years	B to Aaa; min 80% below Baa	0-15%(4)

Long Duration Bond Portfolios	Long-Term U.S. Government	Long-term maturity fixed income securities	≥ 8 years	A to Aaa	0%

Real Return Portfolios	Real Return	Inflation-indexed fixed income securities	+/- 2 years of its Index	B to Aaa; max 10% below Baa	0-20%(3)

	CommodityRealReturn Strategy	Commodity-linked derivatives backed by a portfolio of inflation-indexed and other fixed income securities	0-10 years	B to Aaa; max 10% below Baa	0-20%(3)

International Bond Portfolios	Global Bond	U.S. and non-U.S. intermediate maturity fixed income securities	3-7 years	B to Aaa; max 10% below Baa	25-75%(5)

	Foreign Bond	Intermediate maturity hedged non-U.S. fixed income securities	3-7 years	B to Aaa; max 10% below Baa	≥ 80%(5)

	Emerging Markets Bond	Emerging market fixed income securities	0-8 years	Max 15% below B	≥ 80%(5)

Strategic Asset Allocation Portfolios	Strategic Balanced	45-75% in the StocksPLUS Growth and Income Portfolio; 25-55% in the Total Return Portfolio	Average of Portfolios held(6)	Average of Portfolios held(6)	Average of Portfolios held(6)

	All Asset	Other PIMCO Funds	Average of PIMCO Funds held (7)	Average of PIMCO Funds held (7)	Average of PIMCO Funds held (7)

Equity-Related Portfolios	StocksPLUS Growth and Income	S&P 500 stock index derivatives backed by a portfolio of short-term fixed-income securities	0-1 year	B to Aaa; max 10% below Baa	0-20%(3)

	StocksPLUS Total Return	S&P 500 stock index derivatives backed by a portfolio of short and intermediate maturity fixed-income securities	1-6 years	B to Aaa; max 10% below Baa	0-20%(3)

(1)	As rated by Moody’s Investors Service, Inc. (“Moody’s”), or equivalently rated by Standard & Poor’s Ratings Services (“S&P”), or if unrated, determined by PIMCO to be of comparable quality.
(2)	Each Portfolio (except the Long-Term U.S. Government and Total Return II Portfolios) may invest beyond this limit in U.S. dollar-denominated securities.
(3)	The percentage limitation relates to non-U.S. dollar-denominated securities.
(4)	The percentage limitation relates to euro-denominated securities.
(5)	The percentage limitation relates to securities of non-U.S. issuers denominated in any currency.
(6)	The Portfolio does not invest in securities directly, but in other Portfolios of the Trust.
(7)	The Portfolio does not invest in securities directly, but in other PIMCO Funds.

3	PIMCO Variable Insurance Trust

Summary Information (continued)

Fixed Income Instruments

The “Fixed Income Portfolios” are the Emerging Markets Bond, Foreign Bond, Global Bond, High Yield, Long-Term U.S. Government, Low Duration, Money Market, Real Return, Short-Term, Total Return and Total Return II Portfolios. Each of the Fixed Income Portfolios differs from the others primarily in the length of the Portfolio’s duration or the proportion of its investments in certain types of fixed income securities. “Fixed Income Instruments,” as used in this prospectus, includes:

•    securities issued or guaranteed by the U.S. Government, its agencies or government-sponsored enterprises (“U.S. Government Securities”);

•    corporate debt securities of U.S. and non-U.S. issuers, including convertible securities and corporate commercial paper;

•    mortgage-backed and other asset-backed securities;

•    inflation-indexed bonds issued both by governments and corporations;

•    structured notes, including hybrid or “indexed” securities, event-linked bonds and loan participations;

•    delayed funding loans and revolving credit facilities;

•    bank certificates of deposit, fixed time deposits and bankers’ acceptances;

•    repurchase agreements and reverse repurchase agreements;

•    debt securities issued by states or local governments and their agencies, authorities and other government-sponsored enterprises;

•    obligations of non-U.S. governments or their subdivisions, agencies and government-sponsored enterprises; and

•    obligations of international agencies or supranational entities.

Duration

Duration is a measure of the expected life of a fixed income security that is used to determine the sensitivity of a security’s price to changes in interest rates. The longer a security’s duration, the more sensitive it will be to changes in interest rates. Similarly, a Portfolio with a longer average portfolio duration will be more sensitive to changes in interest rates than a Portfolio with a shorter average portfolio duration.

Credit Ratings

In this prospectus, references are made to credit ratings of debt securities which measure an issuer’s expected ability to pay principal and interest on time. Credit ratings are determined by rating organizations, such as S&P or Moody’s. The following terms are generally used to describe the credit quality of debt securities depending on the security’s credit rating or, if unrated, credit quality as determined by PIMCO:

• high quality • investment grade • below investment grade (“high yield securities” or “junk bonds”)

For a further description of credit ratings, see “Appendix A—Description of Securities Ratings.”

Portfolio Descriptions, Performance and Fees

The Portfolios provide a broad range of investment choices. The following summaries identify each Portfolio’s investment objective, principal investments and strategies, principal risks, performance information and fees and expenses. A more detailed “Summary of Principal Risks” describing principal risks of investing in the Portfolios begins after the Portfolio Summaries. Investors should be aware that the investments made by a Portfolio and the results achieved by a Portfolio at any given time are not expected to be the same as those made by other mutual funds for which PIMCO acts as investment adviser, including mutual funds with names, investment objectives and policies similar to the Portfolios.

It is possible to lose money on investments in the Portfolios.

An investment in a Portfolio is not a deposit of a bank and is not guaranteed or insured by the Federal Deposit Insurance Corporation or any other government agency.

Investments made by the All Asset and Strategic Balanced Portfolios

The All Asset Portfolio is intended for investors who prefer to have their asset allocation decisions made by professional money managers. The All Asset Portfolio may invest in any of the funds of the PIMCO Funds: Pacific Investment Management Series, an affiliated open-end investment company, except the Strategic Balanced and All Asset Funds (“Underlying PIMS Funds”). The Underlying PIMS Funds in which the All Asset Portfolio invests are not offered in this prospectus. The Strategic Balanced Portfolio invests all of its assets in shares of the StocksPLUS Growth and Income Portfolio and Total Return Portfolio which are offered in this prospectus. The funds in which the All Asset and Strategic Balanced Portfolios invest are collectively called Underlying Funds in this prospectus.

Prospectus	4

PIMCO All Asset Portfolio

Principal Investments and Strategies	Investment Objective Seeks maximum real return consistent with preservation of real capital and prudent investment management	Portfolio Focus Underlying PIMCO Funds Average Portfolio Duration Average of PIMCO Funds held	Credit Quality Average of PIMCO Funds held Dividend Frequency Declared and distributed quarterly

The Portfolio seeks to achieve its investment objective by investing under normal circumstances substantially all of its assets in Institutional Class shares of the PIMCO Funds: Pacific Investment Management Series, an affiliated open-end investment company, except the All Asset and Strategic Balanced Funds (“Underlying PIMS Funds”). The Portfolio invests its assets in shares of the Underlying PIMS Funds and does not invest directly in stocks or bonds of other issuers. Research Affiliates, the Portfolio’s asset allocation sub-adviser, determines how the Portfolio allocates and reallocates its assets among the Underlying PIMS Funds. The asset allocation sub-adviser attempts to diversify the Portfolio’s assets broadly among the Underlying PIMS Funds. Please see “Description of the Underlying PIMS Funds” in this prospectus for information about their investment styles and primary investments.

The Portfolio may invest in any or all of the Underlying PIMS Funds, but will not normally invest in every Underlying PIMS Fund at any particular time. The Portfolio’s investment in a particular Underlying PIMS Fund normally will not exceed 50% of its total assets. The Portfolio’s combined investments in the StocksPLUS and StocksPLUS Total Return Funds normally will not exceed 50% of its total assets. In addition, the Portfolio’s combined investments in the Real Return, Real Return II, Real Return Asset and CommodityRealReturn Strategy Funds normally will not exceed 67% of its total assets. The Portfolio’s assets are not allocated according to a predetermined blend of shares of the Underlying PIMS Funds. Instead, when making allocation decisions among the Underlying PIMS Funds, the Portfolio’s asset allocation sub-adviser considers various quantitative and qualitative data relating to the U.S. and foreign economies and securities markets. This data includes projected growth trends in the U.S. and foreign economies, forecasts for interest rates and the relationship between short-and long-term interest rates (yield curve), current and projected trends in inflation, relative valuation levels in the equity and fixed income markets and various industrial sectors, information relating to business cycles, borrowing needs and the cost of capital, political trends data relating to trade balances and labor information. The Portfolio’s asset allocation sub-adviser has the flexibility to reallocate the Portfolio’s assets among any or all of the Underlying PIMS Funds based on its ongoing analyses of the equity, fixed income and commodity markets.

The Portfolio is a “fund of funds,” which is a term used to describe mutual funds that pursue their investment objective by investing in other mutual funds. The cost of investing in the Portfolio will generally be higher than the cost of investing in a mutual fund that invests directly in individual stocks and bonds. By investing in the Portfolio, an investor will indirectly bear fees and expenses charged by the Underlying PIMS Funds in addition to the Portfolio’s direct fees and expenses. In addition, the use of a fund of funds structure could affect the timing, amount and character of distributions to the shareholders and may therefore increase the amount of taxes payable by shareholders. In addition to the Underlying PIMS Funds, the Portfolio may invest in additional PIMCO Funds created in the future at the discretion of PIMCO and without shareholder approval.

Principal Risks

Among the principal risks of investing in the Portfolio, which could adversely affect its net asset value, yield and total return of the Portfolio, are:

• Allocation Risk	• Underlying Fund Risk

Among the principal risks of investing in the Underlying PIMS Funds, and consequently the Portfolio, which could adversely affect its net asset value, yield and total return, are:

• Interest Rate Risk • Credit Risk • High Yield • Market Risk • Issuer Risk • Liquidity Risk	• Derivatives Risk • Commodity Risk • Mortgage Risk • Foreign Investment Risk • European Concentration Risk • Emerging Markets Risk	• Currency Risk • Issuer Non-Diversification Risk • Leveraging Risk • Smaller Company Risk • Management Risk • California State Specific Risk • New York State Specific Risk

Please see “Summary of Principal Risks” following the Portfolio Summaries for a description of these and other risks associated with the Underlying PIMS Funds and an investment in the Portfolio.

Performance Information

The Portfolio does not have a full calendar year of performance. Thus, no bar chart or annual returns table is included for the Portfolio.

5	PIMCO Variable Insurance Trust

PIMCO All Asset Portfolio (continued)

Fees and Expenses of the Portfolio

These tables describe the fees and expenses (including Underlying PIMS Fund fees) you may pay if you buy and hold Administrative Class shares of the Portfolio. Overall fees and expenses of investing in the Portfolio are higher than shown because the table does not reflect variable contract fees and expenses.

Shareholder Fees (fees paid directly from your investment)	None

Annual Portfolio Operating Expenses (expenses that are deducted from Portfolio assets)

Share Class	Advisory Fees	Service Fees	Other Expenses(1)	Underlying PIMS Fund Expenses(2)	Total Annual Portfolio Operating Expenses	Expense Reduction(3)	Net Portfolio Operating Expenses

Administrative	0.20%	0.15%	0.33%	0.60%	1.28%	(0.08%)	1.20%

(1)	Other Expenses, which are based on estimated amounts for the initial fiscal year of the class, reflect an Administrative Fee of 0.25%, organizational expenses and pro rata Trustees’ fees.
(2)	Underlying PIMS Fund Expenses for the Portfolio are estimated based upon an allocation of the Portfolio’s assets among the Underlying PIMS Funds and upon the total annual operating expenses of the Institutional Class shares of these Underlying PIMS Funds. Underlying PIMS Fund expenses will vary with changes in the expenses of the Underlying PIMS Funds, as well as allocation of the Portfolio’s assets, and may be higher or lower than those shown above. For a listing of the expenses associated with each Underlying PIMS Fund for the most recent fiscal year, please see “Fund of Fund Fees—Annual Underlying PIMS Fund Expenses” in this prospectus. PIMCO has contractually agreed, for the Portfolio’s current fiscal year, to reduce its Advisory Fee to the extent that the Underlying PIMS Fund Expenses attributable to Advisory and Administrative Fees exceed 0.60%. PIMCO may recoup these waivers in future periods, not exceeding three years, provided total expenses, including such recoupment, do not exceed the annual expense limit.
(3)	PIMCO has contractually agreed, for the Portfolio’s current fiscal year, to reduce Total Annual Portfolio Operating Expenses for the Administrative Class shares to the extent they would exceed, due to the payment of organizational expenses and Trustees’ fees, 1.20% of average daily net assets. Under the Expense Limitation Agreement, PIMCO may recoup these waivers and reimbursements in future periods, not exceeding three years, provided total expenses, including such recoupment, do not exceed the annual expense limit.

Examples. The Examples are intended to help you compare the cost of investing in Administrative Class shares of the Portfolio with the costs of investing in other mutual funds. The Examples assume that you invest $10,000 in the noted class of shares for the time periods indicated, and then redeem all your shares at the end of those periods. The Examples also assume that your investment has a 5% return each year, the reinvestment of all dividends and distributions, and that the Portfolio’s operating expenses remain the same. Although your actual costs may be higher or lower, the Examples show what your costs would be based on these assumptions.

Share Class	Year 1	Year 3

Administrative	$122	$381

Prospectus	6

PIMCO CommodityRealReturn Strategy Portfolio

Principal Investments and Strategies	Investment Objective Seeks maximum real return consistent with prudent investment management	Portfolio Focus Commodity-linked derivative instruments backed by a portfolio of inflation-indexed and other fixed income securities Average Portfolio Duration 0-10 years	Credit Quality B to Aaa; maximum 10% below Baa Dividend Frequency Declared and distributed quarterly

The Portfolio seeks to achieve its investment objective by investing under normal circumstances in commodity-linked derivative instruments backed by a portfolio of inflation-indexed securities and other Fixed Income Instruments. The Portfolio may invest in commodity-linked derivative instruments, including swap agreements, commodity options, futures, options on futures and commodity-linked notes. The Portfolio invests in commodity-linked derivative instruments that provide exposure to the investment returns of the commodities markets, without investing directly in physical commodities. Commodities are assets that have tangible properties, such as oil, metals, and agricultural products. The value of commodity-linked derivative instruments may be affected by overall market movements and other factors affecting the value of a particular industry or commodity, such as weather, disease, embargoes, or political and regulatory developments. The Portfolio may also invest in common and preferred stocks as well as convertible securities of issuers in commodity-related industries.

The Portfolio typically will seek to gain exposure to the commodity markets by investing in commodity swap agreements. In a typical commodity swap agreement, the Portfolio will receive the price appreciation (or depreciation) of a commodity index, a portion of an index, or a single commodity, from the counterparty to the swap agreement in exchange for paying the counterparty an agreed-upon fee. Assets not invested in commodity-linked derivative instruments may be invested in inflation-indexed securities and other Fixed Income Instruments, including derivative Fixed Income Instruments. The Portfolio is non-diversified, which means that it may concentrate its assets in a smaller number of issuers than a diversified fund.

The average portfolio duration of the fixed income portion of this Portfolio will vary based on PIMCO’s forecast for interest rates and under normal market conditions is not expected to exceed ten years. The Portfolio may invest up to 10% of its total assets in high yield securities (“junk bonds”) rated B or higher by Moody’s or S&P, or, if unrated, determined by PIMCO to be of comparable quality. The Portfolio may invest up to 20% of its total assets in securities denominated in foreign currencies and may invest beyond this limit in U.S. dollar denominated securities of foreign issuers. The Portfolio will normally hedge at least 75% of its exposure to foreign currency to reduce the risk of loss due to fluctuations in currency exchange rates. In addition, the Portfolio may lend its portfolio securities to brokers, dealers and other financial institutions to earn income. The Portfolio may, without limitation, seek to obtain market exposure to the securities in which it primarily invests by entering into a series of purchase and sale contracts or by using other investment techniques (such as buy back or dollar rolls).

Principal Risks

Under certain conditions, generally in a market where the value of both commodities and fixed income securities are declining, the Portfolio may experience substantial losses. Among the principal risks of investing in the Portfolio, which could adversely affect its net asset value, yield and total return, are:

• Interest Rate Risk • Credit Risk • Market Risk • Issuer Risk • Liquidity Risk	• Derivatives Risk • Commodity Risk • Mortgage Risk • Foreign Investment Risk • Currency Risk	• Issuer Non-Diversification Risk • Leveraging Risk • Management Risk

Please see “Summary of Principal Risks” following the Portfolio Summaries for a description of these and other risks of investing in the Portfolio.

Performance Information

The Portfolio does not have a full calendar year of performance. Thus, no bar chart or annual returns table is included for the Portfolio.

7	PIMCO Variable Insurance Trust

PIMCO CommodityRealReturn Strategy Portfolio (continued)

Fees and Expenses of the Portfolio

These tables describe the fees and expenses you may pay if you buy and hold Administrative Class shares of the Portfolio. Overall fees and expenses of investing in the Portfolio are higher than shown because the table does not reflect Variable Contract fees and expenses.

Shareholder Fees (fees paid directly from your investment)	None

Annual Portfolio Operating Expenses (expenses that are deducted from Portfolio assets)

Share Class	Advisory Fees	Service Fees	Other Expenses(1)	Total Annual Portfolio Operating Expenses	Expense Reduction(2)	Net Portfolio Operating Expenses

Administrative	0.49%	0.15%	0.33%	0.97%	(0.08%)	0.89%

(1)	Other Expenses, which are based on estimated amounts for the initial fiscal year of the class, reflect an administrative fee of 0.25%, organizational expenses and pro rata Trustees’ fees.
(2)	PIMCO has contractually agreed, for the Portfolio’s current fiscal year, to reduce Total Annual Portfolio Operating Expenses for the Administrative Class shares to the extent they would exceed, due to the payment of organizational expenses and Trustees’ fees, 0.89% of average daily net assets. Under the Expense Limitation Agreement, PIMCO may recoup these waivers and reimbursements in future periods, not exceeding three years, provided total expenses, including such recoupment, do not exceed the annual expense limit.

Examples.  The Examples are intended to help you compare the cost of investing in Administrative Class shares of the Portfolio with the costs of investing in other mutual funds. The Examples assume that you invest $10,000 in the noted class of shares for the time periods indicated, and then redeem all your shares at the end of those periods. The Examples also assume that your investment has a 5% return each year, the reinvestment of all dividends and distributions, and that the Portfolio’s operating expenses remain the same. Although your actual costs may be higher or lower, the Examples show what your costs would be based on these assumptions.

Share Class	Year 1	Year 3

Administrative	$91	$284

Prospectus	8

PIMCO Emerging Markets Bond Portfolio

Principal Investments and Strategies	Investment Objective Seeks maximum total return, consistent with preservation of capital and prudent investment management	Portfolio Focus Emerging market fixed income securities Average Portfolio Duration 0-8 years	Credit Quality Maximum 15% below B Dividend Frequency Declared daily and distributed monthly

The Portfolio seeks to achieve its investment objective by investing under normal circumstances at least 80% of its assets in Fixed Income Instruments of issuers that economically are tied to countries with emerging securities markets. Such securities may be denominated in non-U.S. currencies and the U.S. dollar. A security is economically tied to an emerging market country if it is principally traded on the country’s securities markets, or the issuer is organized or principally operates in the country, derives a majority of its income from its operations within the country or has a majority of its assets in the country. The average portfolio duration of this Portfolio varies based on PIMCO’s forecast for interest rates and, under normal market conditions, is not expected to exceed eight years.

PIMCO has broad discretion to identify and invest in countries that it considers to qualify as emerging securities markets. However, PIMCO generally considers an emerging securities market to be one located in any country that is defined as an emerging or developing economy by the World Bank or its related organizations, or the United Nations or its authorities. The Portfolio emphasizes countries with relatively low gross national product per capita and with the potential for rapid economic growth. PIMCO will select the Portfolio’s country and currency composition based on its evaluation of relative interest rates, inflation rates, exchange rates, monetary and fiscal policies, trade and current account balances, and any other specific factors PIMCO believes to be relevant. The Portfolio likely will concentrate its investments in Asia, Africa, the Middle East, Latin America and the developing countries of Europe. The Portfolio may invest in securities whose return is based on the return of an emerging securities market, such as a derivative instrument, rather than investing directly in securities of issuers from emerging markets.

The Portfolio may invest substantially all of its assets in high yield securities (“junk bonds”) subject to a maximum of 15% of its total assets in securities rated below B by Moody’s or S&P, or, if unrated, determined by PIMCO to be of comparable quality. The Portfolio is non-diversified, which means that it may concentrate its assets in a smaller number of issuers than a diversified Portfolio.

The Portfolio may invest all of its assets in derivative instruments, such as options, futures contracts or swap agreements, or in mortgage- or asset-backed securities. The Portfolio may lend its portfolio securities to brokers, dealers and other financial institutions to earn income. The Portfolio may, without limitation, seek to obtain market exposure to the securities in which it primarily invests by entering into a series of purchase and sale contracts or by using other investment techniques (such as buy backs or dollar rolls). The “total return” sought by the Portfolio consists of income earned on the Portfolio’s investments, plus capital appreciation, if any, which generally arises from decreases in interest rates or improving credit fundamentals for a particular sector or security.

Principal Risks

Among the principal risks of investing in the Portfolio, which could adversely affect its net asset value, yield and total return, are:

• Interest Rate Risk • Credit Risk • High Yield Risk • Market Risk • Issuer Risk	• Liquidity Risk • Derivatives Risk • Foreign Investment Risk • Emerging Markets Risk	• Currency Risk • Issuer Non-Diversification Risk • Leveraging Risk • Management Risk

Please see “Summary of Principal Risks” following the Portfolio Summaries for a description of these and other risks of investing in the Portfolio.

Performance Information

The Portfolio does not have a full calendar year of performance. Thus, no bar chart or annual returns table is included for the Portfolio.

9	PIMCO Variable Insurance Trust

PIMCO Emerging Markets Bond Portfolio (continued)

Fees and Expenses of the Portfolio

These tables describe the fees and expenses you may pay if you buy and hold Administrative Class shares of the Portfolio. Overall fees and expenses of investing in the Portfolio are higher than shown because the table does not reflect Variable Contract fees and expenses.

Shareholder Fees (fees paid directly from your investment)	None

Annual Portfolio Operating Expenses (expenses that are deducted from Portfolio assets)

Share Class	Advisory Fees	Service Fees	Other Expenses(1)	Total Annual Portfolio Operating Expenses	Expense Reduction(2)	Net Portfolio Operating Expenses(3)

Administrative	0.45%	0.15%	0.51%	1.11%	(0.09%)	1.02%

(1)   “Other Expenses,” which are based on estimated amounts for the initial fiscal year of the class, reflect an administrative fee of 0.40%, organizational expenses, pro rata Trustees’ fees, and interest expense. Interest expense is generally incurred as a result of investment management activities.

(2)   PIMCO has contractually agreed, for the Portfolio’s current fiscal year, to reduce total annual portfolio operating expenses for the Administrative Class shares to the extent they would exceed, due to the payment of organizational expenses and Trustees’ fees, 1.00% of average daily net assets. Under the Expense Limitation Agreement, PIMCO may recoup these waivers and reimbursements in future periods, not exceeding three years, provided total expenses, including such recoupment, do not exceed the annual expense limit.

(3)   Ratio of net expenses to average net assets excluding interest expense is 1.00%.

Examples.    The Examples are intended to help you compare the cost of investing in Administrative Class shares of the Portfolio with the costs of investing in other mutual funds. The Examples assume that you invest $10,000 in the noted class of shares for the time periods indicated, and then redeem all your shares at the end of those periods. The Examples also assume that your investment has a 5% return each year, the reinvestment of all dividends and distributions, and that the Portfolio’s operating expenses remain the same. Although your actual costs may be higher or lower, the Examples show what your costs would be based on these assumptions.

Share Class	Year 1	Year 3

Administrative	$104	$324

Prospectus	10

PIMCO Foreign Bond Portfolio

Principal Investments and Strategies	Investment Objective Seeks maximum total return, consistent with preservation of capital and prudent investment management	Portfolio Focus Intermediate maturity hedged non-U.S. fixed income securities Average Portfolio Duration 3-7 years	Credit Quality B to Aaa; maximum 10% below Baa Dividend Frequency Declared daily and distributed monthly

The Portfolio seeks to achieve its investment objective by investing under normal circumstances at least 80% of its assets in Fixed Income Instruments of issuers located outside the United States, representing at least three foreign countries, which may be represented by futures contracts (including related options) with respect to such securities, and options on such securities. Such securities normally are denominated in major foreign currencies or baskets of foreign currencies (such as the euro). The Portfolio will normally hedge at least 75% of its exposure to foreign currency to reduce the risk of loss due to fluctuations in currency exchange rates.

PIMCO selects the Portfolio’s foreign country and currency compositions based on an evaluation of various factors, including, but not limited to, relative interest rates, exchange rates, monetary and fiscal policies, trade and current account balances. The average portfolio duration of this Portfolio normally varies within a three- to seven-year time frame. The Portfolio invests primarily in investment grade debt securities, but may invest up to 10% of its total assets in high yield securities (“junk bonds”) rated B or higher by Moody’s or S&P, or, if unrated, determined by PIMCO to be of comparable quality. The Portfolio is non-diversified, which means that it may concentrate its assets in a smaller number of issuers than a diversified Portfolio.

The Portfolio may invest all of its assets in derivative instruments, such as options, futures contracts or swap agreements, or in mortgage- or asset-backed securities. The Portfolio may lend its portfolio securities to brokers, dealers and other financial institutions to earn income. The Portfolio may, without limitation, seek to obtain market exposure to the securities in which it primarily invests by entering into a series of purchase and sale contracts or by using other investment techniques (such as buy backs or dollar rolls). The “total return” sought by the Portfolio consists of income earned on the Portfolio’s investments, plus capital appreciation, if any, which generally arises from decreases in interest rates or improving credit fundamentals for a particular sector or security.

Principal Risks

Among the principal risks of investing in the Portfolio, which could adversely affect its net asset value, yield and total return, are:

• Interest Rate Risk • Credit Risk • Market Risk • Issuer Risk	• Liquidity Risk • Derivatives Risk • Mortgage Risk • Foreign Investment Risk	• Currency Risk • Issuer Non-Diversification Risk • Leveraging Risk • Management Risk

Please see “Summary of Principal Risks” following the Portfolio Summaries for a description of these and other risks of investing in the Portfolio.

Performance Information

The top of the next page shows summary performance information for the Portfolio in a bar chart and an Average Annual Total Returns table. The information provides some indication of the risks of investing in the Portfolio by showing changes in its performance from year to year and by showing how the Portfolio’s average annual returns compare with the returns of a broad-based securities market index. The bar chart and the information to its right show performance of the Portfolio’s Administrative Class Shares. The bar chart and the table do not reflect Variable Contract fees and expenses. If they did, performance would have been lower. Past performance is no guarantee of future results.

11	PIMCO Variable Insurance Trust

PIMCO Foreign Bond Portfolio (continued)

Calendar Year Total Returns — Administrative Class

	Highest and Lowest Quarter Returns
	(for periods shown in the bar chart)

	Highest (4th Qtr. ‘00)	3.67%

	Lowest (2nd Qtr. ‘01)	0.25%
Calendar Year End (through 12/31)

Average Annual Total Returns (for periods ended 12/31/02)

	1 Year	Since Inception (2/16/99)(2)

Administrative Class	8.19%	5.96%

J.P. Morgan Non-U.S. Index (Hedged)(1)	7.01%	6.40%

(1)	The J.P. Morgan Non-U.S. Index (Hedged) is an unmanaged index representative of the total return performance in U.S. dollars of major non-U.S. bond markets. It is not possible to invest directly in the index.
(2)	The Administrative Class shares commenced operations on 2/16/99. Index comparisons began on 2/28/99.

Fees and Expenses of the Portfolio

These tables describe the fees and expenses you may pay if you buy and hold Administrative Class shares of the Portfolio. Overall fees and expenses of investing in the Portfolio are higher than shown because the table does not reflect Variable Contract fees and expenses.

Shareholder Fees (fees paid directly from your investment)	None

Annual Portfolio Operating Expenses (expenses that are deducted from Portfolio assets)

Share Class	Advisory Fees	Service Fees	Other Expenses(1)	Total Annual Portfolio Operating Expenses	Expense Reduction(2)	Net Portfolio Operating Expenses(3)

Administrative	0.25%	0.15%	0.54%	0.94%	(0.01%)	0.93%

(1)   “Other Expenses” reflect an administrative fee of 0.50%, the class’s pro rata Trustees’ fees and interest expense. Interest expense is generally incurred as a result of investment management activities.

(2)   PIMCO has contractually agreed, for the Portfolio’s current fiscal year, to reduce total portfolio operating expenses for the Administrative Class shares to the extent they would exceed, due to the payment of Trustees’ fees, 0.90% of average daily net assets. Under the Expense Limitation Agreement, PIMCO may recoup these waivers and reimbursements in future periods, not exceeding three years, provided total expenses, including such recoupment, do not exceed the annual expense limit.

(3)   Ratio of net expenses to average net assets excluding interest expense is 0.90%.

Examples.  The Examples are intended to help you compare the cost of investing in Administrative Class shares of the Portfolio with the costs of investing in other mutual funds. The Examples assume that you invest $10,000 in the noted class of shares for the time periods indicated, and then redeem all your shares at the end of those periods. The Examples also assume that your investment has a 5% return each year, the reinvestment of all dividends and distributions, and that the Portfolio’s operating expenses remain the same. Although your actual costs may be higher or lower, the Examples show what your costs would be based on these assumptions.

Share Class	Year 1	Year 3	Year 5	Year 10

Administrative	$95	$299	$519	$1,154

Prospectus	12

PIMCO Global Bond Portfolio

Principal Investments and Strategies	Investment Objective Seeks maximum total return, consistent with preservation of capital and prudent investment management	Portfolio Focus U.S. and non-U.S. intermediate maturity fixed income securities Average Portfolio Duration 3-7 years	Credit Quality B to Aaa; maximum 10% below Baa Dividend Frequency Declared daily and distributed monthly

The Portfolio seeks to achieve its investment objective by investing under normal circumstances at least 80% of its assets in Fixed Income Instruments of issuers located in at least three countries (one of which may be the United States), which may be represented by futures contracts (including related options) with respect to such securities, and options on such securities. The Portfolio invests primarily in securities of issuers located in economically developed countries. Securities may be denominated in major foreign currencies, baskets of foreign currencies (such as the euro), or the U.S. dollar.

PIMCO selects the Portfolio’s foreign country and currency compositions based on an evaluation of various factors, including, but not limited to, relative interest rates, exchange rates, monetary and fiscal policies, trade and current account balances. Investments in the securities of issuers located outside the United States will normally vary between 25% and 75% of the Portfolio’s total assets. The average portfolio duration of this Portfolio normally varies within a three- to seven-year time frame. The Portfolio invests primarily in investment grade debt securities, but may invest up to 10% of its total assets in high yield securities (“junk bonds”) rated B or higher by Moody’s or S&P, or, if unrated, determined by PIMCO to be of comparable quality. The Portfolio is non-diversified, which means that it may concentrate its assets in a smaller number of issuers than a diversified Portfolio.

The Portfolio may invest all of its assets in derivative instruments, such as options, futures contracts or swap agreements, or in mortgage- or asset-backed securities. The Portfolio may lend its portfolio securities to brokers, dealers and other financial institutions to earn income. The Portfolio may, without limitation, seek to obtain market exposure to the securities in which it primarily invests by entering into a series of purchase and sale contracts or by using other investment techniques (such as buy backs or dollar rolls). The “total return” sought by the Portfolio consists of income earned on the Portfolio’s investments, plus capital appreciation, if any, which generally arises from decreases in interest rates or improving credit fundamentals for a particular sector or security.

Principal Risks

Among the principal risks of investing in the Portfolio, which could adversely affect its net asset value, yield and total return, are:

• Interest Rate Risk • Credit Risk • Market Risk • Issuer Risk	• Liquidity Risk • Derivatives Risk • Mortgage Risk • Foreign Investment Risk	• Currency Risk • Issuer Non-Diversification Risk • Leveraging Risk • Management Risk

Please see “Summary of Principal Risks” following the Portfolio Summaries for a description of these and other risks of investing in the Portfolio.

Performance Information

The Portfolio does not have a full calendar year of performance. Thus, no bar chart or annual returns table is included for this portfolio.

13	PIMCO Variable Insurance Trust

PIMCO Global Bond Portfolio (continued)

Fees and Expenses of the Portfolio

These tables describe the fees and expenses you may pay if you buy and hold Administrative Class shares of the Portfolio. Overall fees and expenses of investing in the Portfolio are higher than shown because the table does not reflect Variable Contract fees and expenses.

Shareholder Fees (fees paid directly from your investment)	None

Annual Portfolio Operating Expenses (expenses that are deducted from Portfolio assets)

Share Class	Advisory Fees	Service Fees	Other Expenses(1)	Total Annual Portfolio Operating Expenses	Expense Reduction(2)	Net Portfolio Operating Expenses

Administrative	0.25%	0.15%	0.61%	1.01%	(0.11%)	0.90%

(1)   “Other Expenses”, which are based on estimated amounts for the initial fiscal year of the class, reflect an administrative fee of 0.50%, organizational expenses and pro rata Trustees’ fees.

(2)   PIMCO has contractually agreed, for the Portfolio’s current fiscal year, to reduce total annual portfolio operating expenses for the Administrative Class shares to the extent they would exceed, due to the payment of organizational expenses and Trustees’ fees, 0.90% of average daily net assets. Under the Expense Limitation Agreement, PIMCO may recoup these waivers and reimbursements in future periods, not exceeding three years, provided total expenses, including such recoupment, do not exceed the annual expense limit.

Examples.  The Examples are intended to help you compare the cost of investing in Administrative Class shares of the Portfolio with the costs of investing in other mutual funds. The Examples assume that you invest $10,000 in the noted class of shares for the time periods indicated, and then redeem all your shares at the end of those periods. The Examples also assume that your investment has a 5% return each year, the reinvestment of all dividends and distributions, and that the Portfolio’s operating expenses remain the same. Although your actual costs may be higher or lower, the Examples show what your costs would be based on these assumptions.

Share Class			Year 1		Year 3

Administrative			$92		$287

Prospectus	14

PIMCO High Yield Portfolio

Principal Investments and Strategies	Investment Objective Seeks maximum total return, consistent with preservation of capital and prudent investment management	Portfolio Focus Higher yielding fixed income securities Average Portfolio Duration 2-6 years	Credit Quality B to Aaa; minimum 80% below Baa Dividend Frequency Declared daily and distributed monthly

The Portfolio seeks to achieve its investment objective by investing under normal circumstances at least 80% of its assets in a diversified portfolio of high yield securities (“junk bonds”) rated below investment grade but rated at least B by Moody’s or S&P, or, if unrated, determined by PIMCO to be of comparable quality. The remainder of the Portfolio’s assets may be invested in investment grade Fixed Income Instruments. The average portfolio duration of this Portfolio normally varies within a two- to six-year time frame based on PIMCO’s forecast for interest rates. The Portfolio may invest up to 15% of its total assets in euro-denominated securities and may invest without limit in U.S. dollar-denominated securities of foreign issuers. The Portfolio normally will hedge at least 75% of its exposure to the euro to reduce the risk of loss due to fluctuations in currency exchange rates.

The Portfolio may invest up to 25% of its total assets in derivative instruments, such as options, futures contracts or swap agreements. The Portfolio may invest all of its assets in mortgage- or asset-backed securities. The Portfolio may lend its portfolio securities to brokers, dealers, and other financial institutions to earn income. The Portfolio may, without limitation, seek to obtain market exposure to the securities in which it primarily invests by entering into a series of purchase and sale contracts or by using other investment techniques (such as buy backs or dollar rolls). The “total return” sought by the Portfolio consists of income earned on the Portfolio’s investments, plus capital appreciation, if any, which generally arises from decreases in interest rates or improving credit fundamentals for a particular sector or security.

Principal Risks

Among the principal risks of investing in the Portfolio, which could adversely affect its net asset value, yield and total return, are:

• Interest Rate Risk • Credit Risk • High Yield Risk • Market Risk	• Issuer Risk • Liquidity Risk • Derivatives Risk • Mortgage Risk	• Foreign Investment Risk • Currency Risk • Leveraging Risk • Management Risk

Please see “Summary of Principal Risks” following the Portfolio Summaries for a description of these and other risks of investing in the Portfolio.

Performance Information

The top of the next page shows summary performance information for the Portfolio in a bar chart and an Average Annual Total Returns table. The information provides some indication of the risks of investing in the Portfolio by showing changes in its performance from year to year and by showing how the Portfolio’s average annual returns compare with the returns of a broad-based securities market index. The bar chart and the information to its right show performance of the Portfolio’s Administrative Class Shares. The bar chart and table do not reflect Variable Contract fees and expenses. If they did, performance would have been lower. Past performance is no guarantee of future results.

15	PIMCO Variable Insurance Trust

PIMCO High Yield Portfolio (continued)

Calendar Year Total Returns — Administrative Class

	Highest and Lowest Quarter Returns
	(for periods shown in the bar chart)

	Highest (4th Qtr. ‘02)	8.69%

	Lowest (3rd Qtr. ‘02)	-5.02%
Calendar Year End (through 12/31)

Average Annual Total Returns (for periods ended 12/31/02)

	1 Year	Portfolio Inception (04/30/98)

Administrative Class	-1.19%	1.08%

Merrill Lynch U.S. High Yield BB-B Rated Index(1)	-1.30%	0.68%

(1)	The Merrill Lynch U.S. High Yield BB-B Rated Index is an unmanaged index of bonds rated BB and B by Moody’s or S&P. It is not possible to invest directly in the index.

Fees and Expenses of the Portfolio

These tables describe the fees and expenses you may pay if you buy and hold Administrative Class shares of the Portfolio. Overall fees and expenses of investing in the Portfolio are higher than shown because the table does not reflect Variable Contract fees and expenses.

Shareholder Fees (fees paid directly from your investment)	None

Annual Portfolio Operating Expenses (expenses that are deducted from Portfolio assets)

Share Class	Advisory Fees	Service Fees	Other Expenses(1)	Total Annual Portfolio Operating Expenses	Expense Reduction(2)	Net Portfolio Operating Expenses

Administrative	0.25%	0.15%	0.36%	0.76%	(0.01%)	0.75%

(1)   “Other Expenses” reflect an administrative fee of 0.35% and the class’s pro rata Trustees’ fees.

(2)   PIMCO has contractually agreed, for the Portfolio’s current fiscal year, to reduce total annual portfolio operating expenses for the Administrative Class shares to the extent they would exceed, due to the payment of Trustees’ fees, 0.75% of average daily net assets. Under the Expense Limitation Agreement, PIMCO may recoup these waivers and reimbursements in future periods, not exceeding three years, provided total expenses, including such recoupment, do not exceed the annual expense limit.

Examples.  The Examples are intended to help you compare the cost of investing in Administrative Class shares of the Portfolio with the costs of investing in other mutual funds. The Examples assume that you invest $10,000 in the noted class of shares for the time periods indicated, and then redeem all your shares at the end of those periods. The Examples also assume that your investment has a 5% return each year, the reinvestment of all dividends and distributions, and that the Portfolio’s operating expenses remain the same. Although your actual costs may be higher or lower, the Examples show what your costs would be based on these assumptions.

Share Class	Year 1	Year 3	Year 5	Year 10

Administrative	$77	$242	$421	$941

Prospectus	16

PIMCO Long-Term U.S. Government Portfolio

Principal Investments and Strategies	Investment Objective Seeks maximum total return, consistent with preservation of capital and prudent investment management	Portfolio Focus Long-term maturity fixed income securities Average Portfolio Duration ≥ 8 years	Credit Quality A to Aaa Dividend Frequency Declared daily and distributed monthly

The Portfolio seeks to achieve its investment objective by investing under normal circumstances at least 80% of its assets in a diversified portfolio of fixed income securities that are issued or guaranteed by the U.S. Government, its agencies or government-sponsored enterprises (“U.S. Government Securities”). Assets not invested in U.S. Government Securities may be invested in other types of Fixed Income Instruments. The Portfolio also may obtain exposure to U.S. Government Securities through the use of futures contracts (including related options) with respect to such securities, and options on such securities, when PIMCO deems it appropriate to do so. While PIMCO may invest in derivatives at any time it deems appropriate, it will generally do so when it believes that U.S. Government Securities are overvalued relative to derivative instruments. This Portfolio will normally have a minimum average portfolio duration of eight years. For point of reference, the dollar-weighted average portfolio maturity of the Portfolio is normally expected to be more than ten years.

The Portfolio’s investments in Fixed Income Instruments are limited to those of investment grade U.S. dollar-denominated securities of U.S. issuers that are rated at least A by Moody’s or S&P, or, if unrated, determined by PIMCO to be of comparable quality. In addition, the Portfolio may only invest up to 10% of its total assets in securities rated A by Moody’s or S&P, and may only invest up to 25% of its total assets in securities rated Aa by Moody’s or AA by S&P.

The Portfolio may invest all of its assets in derivative instruments, such as options, futures contracts or swap agreements, or in mortgage-backed securities. The Portfolio may lend its portfolio securities to brokers, dealers and other financial institutions to earn income. The Portfolio may, without limitation, seek to obtain market exposure to the securities in which it primarily invests by entering into a series of purchase and sale contracts or by using other investment techniques (such as buy backs or dollar rolls). The “total return” sought by the Portfolio consists of income earned on the Portfolio’s investments, plus capital appreciation, if any, which generally arises from decreases in interest rates or improving credit fundamentals for a particular sector or security.

Principal Risks

Among the principal risks of investing in the Portfolio, which could adversely affect its net asset value, yield and total return, are:

• Interest Rate Risk • Credit Risk • Market Risk	• Issuer Risk • Derivatives Risk • Mortgage Risk	• Leveraging Risk • Management Risk

Please see “Summary of Principal Risks” following the Portfolio Summaries for a description of these and other risks of investing in the Portfolio.

Performance Information

The top of the next page shows summary performance information for the Portfolio in a bar chart and an Average Annual Total Returns table. The information provides some indication of the risks of investing in the Portfolio by showing changes in its performance from year to year and by showing how the Portfolio’s average annual returns compare with the returns of a broad-based securities market index. The bar chart and the information to its right show performance of the Portfolio’s Administrative Class Shares. The bar chart and the table do not reflect Variable Contract fees and expenses. If they did, performance would have been lower. Past performance is no guarantee of future results.

17	PIMCO Variable Insurance Trust

PIMCO Long-Term U.S. Government Portfolio (continued)

Calendar Year Total Returns — Administrative Class

	Highest and Lowest Quarter Returns
	(for periods shown in the bar chart)

	Highest (3rd Qtr. ’02)		10.87%

	Lowest (2nd Qtr. ’01)	-	1.87%
Calendar Year End (through 12/31)

Average Annual Total Returns (for periods ended 12/31/02)

	1 Year	Since Inception (4/30/99)

Administrative Class	17.59%	10.53%

Lehman Brothers Long-Term Treasury Index(1)	16.78%	9.47%

(1)	The Lehman Long-Term Treasury Index is an unmanaged index of U.S. Treasury issues with maturities greater than 10 years. It is not possible to invest directly in the index.

Fees and Expenses of the Portfolio

These tables describe the fees and expenses you may pay if you buy and hold Administrative Class shares of the Portfolio. Overall fees and expenses of investing in the Portfolio are higher than shown because the table does not reflect Variable Contract fees and expenses.

Shareholder Fees (fees paid directly from your investment)	None

Annual Portfolio Operating Expenses (expenses that are deducted from Portfolio assets)

Share Class	Advisory Fees	Service Fees	Other Expenses(1)	Total Annual Portfolio Operating Expenses	Expense Reduction(2)	Net Portfolio Operating Expenses

Administrative	0.25%	0.15%	0.26%	0.66%	(0.01%)	0.65%

(1)   “Other Expenses” reflect an administrative fee of 0.25% and the class’s pro rata Trustees' fees.
(2)   PIMCO has contractually agreed, for the Portfolio’s current fiscal year, to reduce total annual portfolio operating expenses for the Administrative Class shares to the extent they would exceed, due to the payment of Trustees’ fees, 0.65% of average daily net assets. Under the Expense Limitation Agreement, PIMCO may recoup these waivers and reimbursements in future periods, not exceeding three years, provided total expenses, including such recoupment, do not exceed the annual expense limit.

Examples.  The Examples are intended to help you compare the cost of investing in Administrative Class shares of the Portfolio with the costs of investing in other mutual funds. The Examples assume that you invest $10,000 in the noted class of shares for the time periods indicated, and then redeem all your shares at the end of those periods. The Examples also assume that your investment has a 5% return each year, the reinvestment of all dividends and distributions, and that the Portfolio’s operating expenses remain the same. Although your actual costs may be higher or lower, the Examples show what your costs would be based on these assumptions.

Share Class	Year 1	Year 3	Year 5	Year 10

Administrative	$66	$210	$367	$821

Prospectus	18

PIMCO Low Duration Portfolio

Principal Investments and Strategies	Investment Objective Seeks maximum total return, consistent with preservation of capital and prudent investment management	Portfolio Focus Short maturity fixed income securities Average Portfolio Duration 1-3 years	Credit Quality B to Aaa; maximum 10% below Baa Dividend Frequency Declared daily and distributed monthly

The Portfolio seeks to achieve its investment objective by investing under normal circumstances at least 65% of its total assets in a diversified portfolio of Fixed Income Instruments of varying maturities. The average portfolio duration of this Portfolio normally varies within a one- to three-year time frame based on PIMCO’s forecast for interest rates.

The Portfolio invests primarily in investment grade debt securities, but may invest up to 10% of its total assets in high yield securities (“junk bonds”) rated B or higher by Moody’s or S&P, or, if unrated, determined by PIMCO to be of comparable quality. The Portfolio may invest up to 20% of its total assets in securities denominated in foreign currencies, and may invest beyond this limit in U.S. dollar-denominated securities of foreign issuers. The Portfolio will normally hedge at least 75% of its exposure to foreign currency to reduce the risk of loss due to fluctuations in currency exchange rates.

The Portfolio may invest all of its assets in derivative instruments, such as options, futures contracts or swap agreements, or in mortgage- or asset-backed securities. The Portfolio may lend its portfolio securities to brokers, dealers and other financial institutions to earn income. The Portfolio may, without limitation, seek to obtain market exposure to the securities in which it primarily invests by entering into a series of purchase and sale contracts or by using other investment techniques (such as buy backs or dollar rolls). The “total return” sought by the Portfolio consists of income earned on the Portfolio’s investments, plus capital appreciation, if any, which generally arises from decreases in interest rates or improving credit fundamentals for a particular sector or security.

Principal Risks

Among the principal risks of investing in the Portfolio, which could adversely affect its net asset value, yield and total return, are:

• Interest Rate Risk • Credit Risk • Market Risk • Issuer Risk	• Liquidity Risk • Derivatives Risk • Mortgage Risk • Foreign Investment Risk	• Currency Risk • Leveraging Risk • Management Risk

Please see “Summary of Principal Risks” following the Portfolio Summaries for a description of these and other risks of investing in the Portfolio.

Performance Information

The top of the next page shows summary performance information for the Portfolio in a bar chart and an Average Annual Total Returns table. The information provides some indication of the risks of investing in the Portfolio by showing changes in its performance from year to year and by showing how the Portfolio’s average annual returns compare with the returns of a broad-based securities market index. The bar chart and the information to its right show performance of the Portfolio’s Administrative Class Shares. The bar chart and the table do not reflect Variable Contract fees and expenses. If they did, performance would have been lower. Past performance is no guarantee of future results.

19	PIMCO Variable Insurance Trust

PIMCO Low Duration Portfolio (continued)

Calendar Year Total Returns — Administrative Class

	Highest and Lowest Quarter Returns
	(for periods shown in the bar chart)

	Highest (3rd Qtr. ’01)	4.23%

	Lowest (4th Qtr. ’01)	-0.44%
Calendar Year End (through 12/31)

Average Annual Total Returns (for periods ended 12/31/02)

	1 Year	Since Inception (2/16/99)(2)

Administrative Class	7.05%	6.34%

Merrill Lynch 1-3 Year Treasury Index(1)	5.75%	6.55%

(1)	The Merrill Lynch 1-3 Year Treasury Index is an unmanaged index of U.S. Treasury obligations having maturities from one to 2.99 years. It is not possible to invest directly in the index.
(2)	The Administrative Class shares commenced operations on 2/16/99. Index comparisons began on 2/28/99.

Fees and Expenses of the Portfolio

These tables describe the fees and expenses you may pay if you buy and hold Administrative Class shares of the Portfolio. Overall fees and expenses of investing in the Portfolio are higher than shown because the table does not reflect Variable Contract fees and expenses.

Shareholder Fees (fees paid directly from your investment)	None

Annual Portfolio Operating Expenses (expenses that are deducted from Portfolio assets)

Share Class	Advisory Fees	Service Fees	Other Expenses(1)	Total Annual Portfolio Operating Expenses	Expense Reduction(2)	Net Portfolio Operating Expenses(3)

Administrative	0.25%	0.15%	0.27%	0.67%	(0.01%)	0.66%

(1)   “Other Expenses” reflect an administrative fee of 0.25%, the class’s pro rata Trustees’ fees, and interest expense. Interest expense is generally incurred as a result of investment management activities.

(2)   PIMCO has contractually agreed, for the Portfolio’s current fiscal year, to reduce total annual portfolio operating expenses for the Administrative Class shares to the extent they would exceed, due to the payment of Trustees’ fees, 0.65% of average daily net assets. Under the Expense Limitation Agreement, PIMCO may recoup these waivers and reimbursements in future periods, not exceeding three years, provided total expenses, including such recoupment, do not exceed the annual expense limit.

(3)   Ratio of net expenses to average net assets excluding interest expense is 0.65%.

Examples.  The Examples are intended to help you compare the cost of investing in Administrative Class shares of the Portfolio with the costs of investing in other mutual funds. The Examples assume that you invest $10,000 in the noted class of shares for the time periods indicated, and then redeem all your shares at the end of those periods. The Examples also assume that your investment has a 5% return each year, the reinvestment of all dividends and distributions, and that the Portfolio’s operating expenses remain the same. Although your actual costs may be higher or lower, the Examples show what your costs would be based on these assumptions.

Share Class	Year 1	Year 3	Year 5	Year 10

Administrative	$67	$213	$372	$833

Prospectus	20

PIMCO Money Market Portfolio

Principal Investments and Strategies	Investment Objective Seeks maximum current income, consistent with preservation of capital and daily liquidity	Portfolio Focus Money market instruments Average Portfolio Maturity ≤ 90 days dollar-weighted average maturity	Credit Quality Minimum 95% rated Prime 1; ≤ 5% Prime 2 Dividend Frequency Declared daily and distributed monthly

The Portfolio seeks to achieve its investment objective by investing at least 95% of its total assets in a diversified portfolio of money market securities that are in the highest rating category for short-term obligations. The Portfolio also may invest up to 5% of its total assets in money market securities that are in the second-highest rating category for short-term obligations. The Portfolio may only invest in U.S. dollar-denominated securities that mature in 397 days or fewer from the date of purchase. The dollar-weighted average portfolio maturity of the Portfolio may not exceed 90 days. The Portfolio attempts to maintain a stable net asset value of $1.00 per share, although there is no assurance that it will be successful in doing so.

The Portfolio may invest in the following: obligations of the U.S. Government (including its agencies and government-sponsored enterprises); short-term corporate debt securities of domestic and foreign corporations; obligations of domestic and foreign commercial banks, savings banks, and savings and loan associations; and commercial paper. The Portfolio may invest more than 25% of its total assets in securities or obligations issued by U.S. banks. The Portfolio may lend its portfolio securities to brokers, dealers and other financial institutions in order to earn income.

The Portfolio’s investments will comply with applicable rules governing the quality, maturity and diversification of securities held by money market funds.

Principal Risks

An investment in the Portfolio is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Although the Portfolio seeks to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in the Portfolio. Among the principal risks of investing in the Portfolio, which could adversely affect its net asset value, yield and total return, are:

• Interest Rate Risk • Credit Risk • Market Risk	• Issuer Risk • Management Risk

Please see “Summary of Principal Risks” following the Portfolio Summaries for a description of these and other risks of investing in the Portfolio.

Performance Information

The top of the next page shows summary performance information for the Portfolio in a bar chart and an Average Annual Total Returns table. The information provides some indication of the risks of investing in the Portfolio by showing changes in its performance from year to year and by showing how the Portfolio’s average annual returns compare with the returns of a broad-based securities market index. The bar chart and the information to its right show performance of the Portfolio’s Administrative Class Shares. The bar chart and the table do not reflect Variable Contract fees and expenses. If they did, performance would have been lower. Past performance is no guarantee of future results.

21	PIMCO Variable Insurance Trust

PIMCO Money Market Portfolio (continued)

Calendar Year Total Returns — Administrative Class

	Highest and Lowest Quarter Returns
	(for periods shown in the bar chart)

	Highest (4th Qtr. ’00)	1.60%

	Lowest (4th Qtr. ’02)	0.28%
Calendar Year End (through 12/31)

Average Annual Total Returns (for periods ended 12/31/02)

	1 Year	Since Inception (9/30/99)

Administrative Class	1.41%	3.84%

Salomon Smith Barney 3-Month U.S. Treasury Bill Index(1)	1.70%	3.99%

(1)	The Salomon 3-Month Treasury Bill Index is an unmanaged index representing monthly return equivalents of yield averages of the last 3 month Treasury Bill issues. It is not possible to invest directly in the index.

Fees and Expenses of the Portfolio

These tables describe the fees and expenses you may pay if you buy and hold Administrative Class shares of the Portfolio. Overall fees and expenses of investing in the Portfolio are higher than shown because the table does not reflect Variable Contract fees and expenses.

Shareholder Fees (fees paid directly from your investment)	None

Annual Portfolio Operating Expenses (expenses that are deducted from Portfolio assets)

Share Class	Advisory Fees	Service Fees	Other Expenses(1)	Total Annual Portfolio Operating Expenses(2)

Administrative	0.15%	0.15%	0.20%	0.50%

(1)   “Other Expenses” reflect an administrative fee of 0.20%.

(2)   PIMCO has contractually agreed, for the Portfolio’s current fiscal year, to reduce total annual portfolio operating expenses for the Administrative Class shares to the extent they would exceed, due to the payment of Trustees’ fees, 0.50% of average daily net assets. Under the Expense Limitation Agreement, PIMCO may recoup these waivers and reimbursements in future periods, not exceeding three years, provided total expenses, including such recoupment, do not exceed the annual expense limit.

Examples.  The Examples are intended to help you compare the cost of investing in Administrative Class shares of the Portfolio with the costs of investing in other mutual funds. The Examples assume that you invest $10,000 in the noted class of shares for the time periods indicated, and then redeem all your shares at the end of those periods. The Examples also assume that your investment has a 5% return each year, the reinvestment of all dividends and distributions, and that the Portfolio’s operating expenses remain the same. Although your actual costs may be higher or lower, the Examples show what your costs would be based on these assumptions.

Share Class	Year 1	Year 3	Year 5	Year 10

Administrative	$51	$160	$280	$628

Prospectus	22

PIMCO Real Return Portfolio

Principal Investments and Strategies	Investment Objective Seeks maximum real return, consistent with preservation of real capital and prudent investment management	Portfolio Focus Inflation indexed fixed income securities Average Portfolio Duration ± 2 years of its Index	Credit Quality B to Aaa; maximum 10% below Baa Dividend Frequency Declared daily and distributed monthly

The Portfolio seeks its investment objective by investing under normal circumstances at least 65% of its total assets in inflation-indexed bonds of varying maturities issued by the U.S. and non-U.S. governments, their agencies or government-sponsored enterprises and corporations. Inflation-indexed bonds are fixed income securities that are structured to provide protection against inflation. The value of the bond’s principal or the interest income paid on the bond is adjusted to track changes in an official inflation measure. The U.S. Treasury uses the Consumer Price Index for Urban Consumers as the inflation measure. Inflation-indexed bonds issued by a foreign government are generally adjusted to reflect a comparable inflation index, calculated by that government. “Real return” equals total return less the estimated cost of inflation, which is typically measured by the change in an official inflation measure. The average portfolio duration of this Portfolio normally varies within two years (plus or minus) of the duration of the Lehman Global Real: U.S. TIPS Index, which as of March 1, 2003 was 7.80 years.

The Portfolio invests primarily in investment grade securities, but may invest up to 10% of its total assets in high yield securities (“junk bonds”) rated B or higher by Moody’s or S&P, or, if unrated, determined by PIMCO to be of comparable quality. The Portfolio also may invest up to 20% of its total assets in securities denominated in foreign currencies, and may invest beyond this limit in U.S. dollar denominated securities of foreign issuers. The Portfolio will normally hedge at least 75% of its exposure to foreign currency to reduce the risk of loss due to fluctuations in currency exchange rates. The Portfolio is non-diversified, which means that it may concentrate its assets in a smaller number of issuers than a diversified Portfolio.

The Portfolio may invest all of its assets in derivative instruments, such as options, futures contracts or swap agreements, or in mortgage- or asset-backed securities. The Portfolio may lend its portfolio securities to brokers, dealers and other financial institutions to earn income. The Portfolio may, without limitation, seek to obtain market exposure to the securities in which it primarily invests by entering into a series of purchase and sale contracts or by using other investment techniques (such as buy backs or dollar rolls).

Principal Risks

Among the principal risks of investing in the Portfolio, which could adversely affect its net asset value, yield and total return, are:

• Interest Rate Risk • Credit Risk • Market Risk • Issuer Risk	• Liquidity Risk • Derivatives Risk • Mortgage Risk • Foreign Investment Risk	• Currency Risk • Issuer Non-Diversification Risk • Leveraging Risk • Management Risk

Please see “Summary of Principal Risks” following the Portfolio Summaries for a description of these and other risks of investing in the Portfolio.

Performance Information

The top of the next page shows summary performance information for the Portfolio in a bar chart and an Average Annual Total Returns table. The information provides some indication of the risks of investing in the Portfolio by showing changes in its performance from year to year and by showing how the Portfolio’s average annual returns compare with the returns of a broad-based securities market index. The bar chart and the information to its right show performance of the Portfolio’s Administrative Class Shares. The bar chart and the table do not reflect Variable Contract fees and expenses. If they did, performance would have been lower. Past performance is no guarantee of future results.

23	PIMCO Variable Insurance Trust

PIMCO Real Return Portfolio (continued)

Calendar Year Total Returns — Administrative Class

	Highest and Lowest Quarter Returns
	(for periods shown in the bar chart)

	Highest (3rd Qtr. ’02)	8.34%

	Lowest (4th Qtr. ’01)	-1.21%
Calendar Year End (through 12/31)

Average Annual Total Returns (for periods ended 12/31/02)

	1 Year	Since Inception (9/30/99)

Administrative Class	17.77%	12.63%

Lehman Global Real: U.S. TIPS Index(1)	16.56%	11.47%

(1)	The Lehman Global Real: U.S. TIPS Index is an unmanaged index consisting of the U.S. Treasury Inflation Protected Securities market. It is not possible to invest directly in the index.

Fees and Expenses of the Portfolio

These tables describe the fees and expenses you may pay if you buy and hold Administrative Class shares of the Portfolio. Overall fees and expenses of investing in the Portfolio are higher than shown because the table does not reflect Variable Contract fees and expenses.

Shareholder Fees (fees paid directly from your investment)	None

Annual Portfolio Operating Expenses (expenses that are deducted from Portfolio assets)

Share Class	Advisory Fees	Service Fees	Other Expenses(1)	Total Annual Portfolio Operating Expenses(2)(3)

Administrative	0.25%	0.15%	0.26%	0.66%

(1)   “Other Expenses” reflect an administrative fee of 0.25%, the class’s pro rata Trustees’ fees, and interest expense. Interest expense is generally incurred as a result of investment management activities.

(2)   PIMCO has contractually agreed, for the Portfolio’s current fiscal year, to reduce total annual portfolio operating expenses for the Administrative Class shares to the extent they would exceed, due to the payment of Trustees’ fees, 0.65% of average daily net assets. Under the Expense Limitation Agreement, PIMCO may recoup these waivers and reimbursements in future periods, not exceeding three years, provided total expenses, including such recoupment, do not exceed the annual expense limit.

(3)   Ratio of net expenses to average net assets excluding interest expense is 0.65%.

Examples.  The Examples are intended to help you compare the cost of investing in Administrative Class shares of the Portfolio with the costs of investing in other mutual funds. The Examples assume that you invest $10,000 in the noted class of shares for the time periods indicated, and then redeem all your shares at the end of those periods. The Examples also assume that your investment has a 5% return each year, the reinvestment of all dividends and distributions, and that the Portfolio’s operating expenses remain the same. Although your actual costs may be higher or lower, the Examples show what your costs would be based on these assumptions.

Share Class	Year 1	Year 3	Year 5	Year 10

Administrative	$67	$211	$368	$822

Prospectus	24

PIMCO Short-Term Portfolio

Principal Investments and Strategies	Investment Objective Seeks maximum current income, consistent with preservation of capital and daily liquidity	Portfolio Focus Money market instruments and short maturity fixed income securities Average Portfolio Duration 0-1 year	Credit Quality B to Aaa; maximum 10% below Baa Dividend Frequency Declared daily and distributed monthly

The Portfolio seeks to achieve its investment objective by investing under normal circumstances at least 65% of its total assets in a diversified portfolio of Fixed Income Instruments of varying maturities. The average portfolio duration of this Portfolio will vary based on PIMCO’s forecast for interest rates and will normally not exceed one year. For point of reference, the dollar-weighted average portfolio maturity of this Portfolio is normally not expected to exceed three years.

The Portfolio invests primarily in investment grade debt securities, but may invest up to 10% of its total assets in high yield securities (“junk bonds”) rated B or higher by Moody’s or S&P, or, if unrated, determined by PIMCO to be of comparable quality. The Portfolio may invest up to 5% of its total assets in securities denominated in foreign currencies, and may invest beyond this limit in U.S. dollar-denominated securities of foreign issuers. The Portfolio will normally hedge at least 75% of its exposure to foreign currency to reduce the risk of loss due to fluctuations in currency exchange rates.

The Portfolio may invest all of its assets in derivative instruments, such as options, futures contracts or swap agreements, or in mortgage- or asset-backed securities. The Portfolio may lend its portfolio securities to brokers, dealers and other financial institutions to earn income. The Portfolio may, without limitation, seek to obtain market exposure to the securities in which it primarily invests by entering into a series of purchase and sale contracts or by using other investment techniques (such as buy backs or dollar rolls).

Principal Risks

Among the principal risks of investing in the Portfolio, which could adversely affect its net asset value, yield and total return, are:

• Interest Rate Risk • Credit Risk • Market Risk	• Issuer Risk • Derivatives Risk • Mortgage Risk	• Leveraging Risk • Management Risk

Please see “Summary of Principal Risks” following the Portfolio Summaries for a description of these and other risks of investing in the Portfolio.

Performance Information

The top of the next page shows summary performance information for the Portfolio in a bar chart and an Average Annual Total Returns table. The information provides some indication of the risks of investing in the Portfolio by showing changes in its performance from year to year and by showing how the Portfolio’s average annual returns compare with the returns of a broad-based securities market index. The bar chart and the information to its right show performance of the Portfolio’s Administrative Class Shares. The bar chart and the table do not reflect Variable Contract fees and expenses. If they did, performance would have been lower. Past performance is no guarantee of future results.

25	PIMCO Variable Insurance Trust

PIMCO Short-Term Portfolio (continued)

Calendar Year Total Returns — Administrative Class

	Highest and Lowest Quarter Returns
	(for periods shown in the bar chart)

	Highest (3rd Qtr. ’01)	2.37%

	Lowest (1st Qtr. ’02)	0.17%
Calendar Year End (through 12/31)

Average Annual Total Returns (for periods ended 12/31/02)

	1 Year	Since Inception (9/30/99)

Administrative Class	3.02%	5.29%

Salomon Smith Barney 3-Month U.S. Treasury Bill Index(1)	1.70%	3.99%

(1)	The Salomon 3-Month Treasury Bill Index is an unmanaged index representing monthly return equivalents of yield averages of the last 3 month Treasury Bill issues. It is not possible to invest directly in the index.

Fees and Expenses of the Portfolio

These tables describe the fees and expenses you may pay if you buy and hold Administrative Class shares of the Portfolio. Overall fees and expenses of investing in the Portfolio are higher than shown because the table does not reflect Variable Contract fees and expenses.

Shareholder Fees (fees paid directly from your investment)	None

Annual Portfolio Operating Expenses (expenses that are deducted from Portfolio assets)

Share Class	Advisory Fees	Service Fees	Other Expenses(1)	Total Annual Portfolio Operating Expenses	Expense Reduction(2)	Net Portfolio Operating Expenses

Administrative	0.25%	0.15%	0.21%	0.61%	(0.01%)	0.60%

(1)   “Other Expenses” reflect an administrative fee of 0.20% and the class’s pro rata Trustees’ fees.

(2)   PIMCO has contractually agreed, for the Portfolio’s current fiscal year, to reduce total annual portfolio operating expenses for the Administrative Class shares to the extent they would exceed, due to the payment of Trustees’ fees, 0.60% of average daily net assets. Under the Expense Limitation Agreement, PIMCO may recoup these waivers and reimbursements in future periods, not exceeding three years, provided total expenses, including such recoupment, do not exceed the annual expense limit.

Examples.  The Examples are intended to help you compare the cost of investing in Administrative Class shares of the Portfolio with the costs of investing in other mutual funds. The Examples assume that you invest $10,000 in the noted class of shares for the time periods indicated, and then redeem all your shares at the end of those periods. The Examples also assume that your investment has a 5% return each year, the reinvestment of all dividends and distributions, and that the Portfolio’s operating expenses remain the same. Although your actual costs may be higher or lower, the Examples show what your costs would be based on these assumptions.

Share Class	Year 1	Year 3	Year 5	Year 10

Administrative	$61	$194	$339	$761

Prospectus	26

PIMCO StocksPLUS Growth and Income Portfolio

Principal Investments and Strategies	Investment Objective Seeks total return which exceeds that of the S&P 500	Portfolio Focus S&P 500 stock index derivatives backed by a portfolio of short-term fixed income securities Average Portfolio Duration 0-1 year	Credit Quality B to Aaa; maximum 10% below Baa Dividend Frequency Declared and distributed quarterly

The Portfolio seeks to exceed the total return of the S&P 500 by investing under normal circumstances substantially all of its assets in S&P 500 derivatives, backed by a portfolio of Fixed Income Instruments. The Portfolio may invest in common stocks, options, futures, options on futures and swaps. The Portfolio uses S&P 500 derivatives in addition to or in place of S&P 500 stocks to attempt to equal or exceed the performance of the S&P 500. The value of S&P 500 derivatives closely track changes in the value of the index. However, S&P 500 derivatives may be purchased with a fraction of the assets that would be needed to purchase the equity securities directly, so that the remainder of the assets may be invested in Fixed Income Instruments. PIMCO actively manages the fixed income assets held by the Portfolio with a view toward enhancing the Portfolio’s total return, subject to an overall portfolio duration which is normally not expected to exceed one year.

The S&P 500 is composed of 500 selected common stocks that represent approximately two-thirds of the total market value of all U.S. common stocks. The Portfolio is neither sponsored by nor affiliated with S&P. The Portfolio seeks to remain invested in S&P 500 derivatives or S&P 500 stocks even when the S&P 500 is declining.

Though the Portfolio does not normally invest directly in S&P 500 securities, when S&P 500 derivatives appear to be overvalued relative to the S&P 500, the Portfolio may invest all of its assets in a “basket” of S&P 500 stocks. Individual stocks are selected based on an analysis of the historical correlation between the return of every S&P 500 stock and the return on the S&P 500 itself. PIMCO may employ fundamental analysis of factors such as earnings and earnings growth, price to earnings ratio, dividend growth, and cash flows to choose among stocks that satisfy the correlation tests. Stocks chosen for the Portfolio are not limited to those with any particular weighting in the S&P 500. The Portfolio may also invest in exchange traded funds based on the S&P 500, such as Standard & Poor’s Depositary Receipt.

Assets not invested in equity securities or derivatives may be invested in Fixed Income Instruments. The Portfolio may invest up to 10% of its total assets in high yield securities (“junk bonds”) rated B or higher by Moody’s or S&P, or, if unrated, determined by PIMCO to be of comparable quality. The Portfolio may invest up to 20% of its total assets in securities denominated in foreign currencies and may invest beyond this limit in U.S. dollar denominated securities of foreign issuers. The Portfolio will normally hedge at least 75% of its exposure to foreign currency to reduce the risk of loss due to fluctuations in currency exchange rates. In addition, the Portfolio may lend its portfolio securities to brokers, dealers and other financial institutions to earn income.

Principal Risks

Under certain conditions, generally in a market where the value of both S&P 500 derivatives and fixed income securities are declining, the Portfolio may experience greater losses than would be the case if it invested directly in a portfolio of S&P 500 stocks. Among the principal risks of investing in the Portfolio, which could adversely affect its net asset value, yield and total return, are:

• Interest Rate Risk • Credit Risk • Market Risk • Issuer Risk	• Liquidity Risk • Derivatives Risk • Mortgage Risk • Foreign Investment Risk	• Currency Risk • Leveraging Risk • Management Risk

Please see “Summary of Principal Risks” following the Portfolio Summaries for a description of these and other risks of investing in the Portfolio.

Performance Information

The top of the next page shows summary performance information for the Portfolio in a bar chart and an Average Annual Total Returns table. The information provides some indication of the risks of investing in the Portfolio by showing changes in its performance from year to year and by showing how the Portfolio’s average annual returns compare with the returns of a broad-based securities market index. The bar chart and the information to its right show performance of the Portfolio’s Administrative Class Shares. The bar chart and table do not reflect Variable Contract fees and expenses. If they did, performance would have been lower. Past performance is no guarantee of future results.

27	PIMCO Variable Insurance Trust

PIMCO StocksPLUS Growth and Income Portfolio (continued)

Calendar Year Total Returns — Administrative Class

	Highest and Lowest Quarter Returns
	(for periods shown in the bar chart)

	Highest (4th Qtr. ‘98)	21.95%

	Lowest (3rd Qtr. ‘02)	-17.08%
Calendar Year End (through 12/31)

Average Annual Total Returns (for periods ended 12/31/02)

	1 Year	5 Years	Since Inception (12/31/97)

Administrative Class	-20.22%	-0.06%	-0.06%

S&P 500 Index(1)	-22.10%	-0.59%	-0.59%

(1)	The Standard & Poor’s 500 Composite Stock Price Index is an unmanaged index of common stocks. It is not possible to invest directly in the index.

Fees and Expenses of the Portfolio

These tables describe the fees and expenses you may pay if you buy and hold Administrative Class shares of the Portfolio. Overall fees and expenses of investing in the Portfolio are higher than shown because the table does not reflect Variable Contract fees and expenses.

Shareholder Fees (fees paid directly from your investment)	None

Annual Portfolio Operating Expenses (expenses that are deducted from Portfolio assets)

Share Class	Advisory Fees	Service Fees	Other Expenses(1)	Total Annual Portfolio Operating Expenses	Expense Reduction(2)	Net Portfolio Operating Expenses

Administrative	0.40%	0.15%	0.11%	0.66%	(0.01%)	0.65%

(1)   “Other Expenses” reflect an administrative fee of 0.10% and the class’s pro rata Trustees’ fees.

(2)   PIMCO has contractually agreed, for the Portfolio’s current fiscal year, to reduce total annual portfolio operating expenses for the Administrative Class shares to the extent they would exceed, due to the payment of Trustees’ fees, 0.65% of average daily net assets. Under the Expense Limitation Agreement, PIMCO may recoup these waivers and reimbursements in future periods, not exceeding three years, provided total expenses, including such recoupment, do not exceed the annual expense limit.

Examples.  The Examples are intended to help you compare the cost of investing in Administrative Class shares of the Portfolio with the costs of investing in other mutual funds. The Examples assume that you invest $10,000 in the noted class of shares for the time periods indicated, and then redeem all your shares at the end of those periods. The Examples also assume that your investment has a 5% return each year, the reinvestment of all dividends and distributions, and that the Portfolio’s operating expenses remain the same. Although your actual costs may be higher or lower, the Examples show what your costs would be based on these assumptions.

Share Class	Year 1	Year 3	Year 5	Year 10

Administrative	$66	$210	$367	$821

Prospectus	28

PIMCO StocksPLUS Total Return Portfolio

Principal Investments and Strategies	Investment Objective Seeks total return which exceeds that of the S&P 500	Portfolio Focus S&P 500 stock index derivatives backed by a portfolio of short and intermediate maturity fixed income securities Average Portfolio Duration 1-6 years	Credit Quality B to Aaa; maximum 10% below Baa Dividend Frequency Declared and distributed quarterly

The Portfolio seeks to exceed the total return of the S&P 500 by investing under normal circumstances substantially all of its assets in S&P 500 derivatives, backed by a portfolio of Fixed Income Instruments. The Portfolio may invest in common stocks, options, futures, options on futures and swaps. The Portfolio uses S&P 500 derivatives in addition to or in place of S&P 500 stocks to attempt to equal or exceed the performance of the S&P 500. The value of S&P 500 derivatives closely track changes in the value of the index. However, S&P 500 derivatives may be purchased with a fraction of the assets that would be needed to purchase the equity securities directly, so that the remainder of the assets may be invested in Fixed Income Instruments. PIMCO actively manages the Fixed Income Instruments held by the Portfolio with a view toward enhancing the Portfolio’s total return, subject to an overall portfolio duration which normally varies within a one- to six-year timeframe based on PIMCO’s forecast for interest rates.

The S&P 500 is composed of 500 selected common stocks that represent approximately two-thirds of the total market value of all U.S. common stocks. The Portfolio is neither sponsored by nor affiliated with S&P. The Portfolio seeks to remain invested in S&P 500 derivatives or S&P 500 stocks even when the S&P 500 is declining.

Though the Portfolio does not normally invest directly in S&P 500 securities, when S&P 500 derivatives appear to be overvalued relative to the S&P 500, the Portfolio may invest all of its assets in a “basket” of S&P 500 stocks. Individual stocks are selected based on an analysis of the historical correlation between the return of every S&P 500 stock and the return on the S&P 500 itself. PIMCO may employ fundamental analysis of factors such as earnings and earnings growth, price to earnings ratio, dividend growth, and cash flows to choose among stocks that satisfy the correlation tests. Stocks chosen for the Portfolio are not limited to those with any particular weighting in the S&P 500. The Portfolio also may invest in exchange traded funds based on the S&P 500, such as Standard & Poor’s Depositary Receipts.

Assets not invested in equity securities or derivatives may be invested in Fixed Income Instruments. The Portfolio may invest up to 10% of its total assets in high yield securities (“junk bonds”) rated B or higher by Moody’s or S&P, or, if unrated, determined by PIMCO to be of comparable quality. The Portfolio may invest up to 20% of its total assets in securities denominated in foreign currencies and may invest beyond this limit in U.S. dollar denominated securities of foreign issuers. The Portfolio will normally hedge at least 75% of its exposure to foreign currency to reduce the risk of loss due to fluctuations in currency exchange rates. In addition, the Portfolio may lend its portfolio securities to brokers, dealers and other financial institutions to earn income.

Principal Risks

Under certain conditions, generally in a market where the value of both S&P 500 derivatives and fixed income securities are declining, the Portfolio may experience greater losses than would be the case if it invested directly in a portfolio of S&P 500 stocks. Among the principal risks of investing in the Portfolio, which could adversely affect its net asset value, yield and total return, are:

• Interest Rate Risk • Credit Risk • Market Risk • Issuer Risk	• Liquidity Risk • Derivatives Risk • Mortgage Risk • Foreign Investment Risk	• Currency Risk • Leveraging Risk • Management Risk

Please see “Summary of Principal Risks” following the Portfolio Summaries for a description of these and other risks of investing in the Portfolio.

Performance Information

The Portfolio does not have a full calendar year of performance. Thus, no bar chart or annual returns table is included for the Portfolio.

29	PIMCO Variable Insurance Trust

PIMCO StocksPLUS Total Return Portfolio (continued)

Fees and Expenses of the Portfolio

These tables describe the fees and expenses you may pay if you buy and hold Administrative Class shares of the Portfolio. Overall fees and expenses of investing in the Portfolio are higher than shown because the table does not reflect Variable Contract fees and expenses.

Shareholder Fees (fees paid directly from your investment)	None

Annual Portfolio Operating Expenses (expenses that are deducted from Portfolio assets)

Share Class	Advisory Fees	Distribution and/or Service (12b-1) Fees	Other Expenses(1)	Total Annual Portfolio Operating Expenses	Expense Reduction(2)	Net Portfolio Operating Expenses

Administrative	0.49%	0.15%	0.33%	0.97%	(0.08%)	0.89%

(1)	Other Expenses, which are based on estimated amounts for the initial fiscal year of the class, reflect an administrative fee of 0.25%, organizational expenses and pro rata Trustees’ fees.
(2)	PIMCO has contractually agreed, for the Portfolio’s current fiscal year, to reduce Total Annual Portfolio Operating Expenses for the Administrative Class shares to the extent they would exceed, due to the payment of organizational expenses and Trustees’ fees, 0.89% of average daily net assets. Under the Expense Limitation Agreement, PIMCO may recoup these waivers and reimbursements in future periods, not exceeding three years, provided total expenses, including such recoupment, do not exceed the annual expense limit.

Examples.  The Examples are intended to help you compare the cost of investing in Administrative Class shares of the Portfolio with the costs of investing in other mutual funds. The Examples assume that you invest $10,000 in the noted class of shares for the time periods indicated, and then redeem all your shares at the end of those periods. The Examples also assume that your investment has a 5% return each year, the reinvestment of all dividends and distributions, and that the Portfolio’s operating expenses remain the same. Although your actual costs may be higher or lower, the Examples show what your costs would be based on these assumptions.

Share Class	Year 1	Year 3

Administrative	$91	$284

Prospectus	30

PIMCO Strategic Balanced Portfolio

Principal Investments and Strategies	Investment Objective Seeks maximum total return, consistent with preservation of capital and prudent investment management	Portfolio Focus 45-75% StocksPLUS Growth and Income Portfolio; 25-55% Total Return Portfolio Average Portfolio Duration Average of Portfolios held	Credit Quality Average of Portfolios held Dividend Frequency Declared and distributed quarterly

The Portfolio seeks to achieve its investment objective by normally investing between 45% and 75% of its total assets in the StocksPLUS Growth and Income Portfolio and between 25% and 55% of its total assets in the Total Return Portfolio (collectively, the “Underlying Portfolios”). The Portfolio invests all of its assets in shares of the Underlying Portfolios and does not invest directly in stocks or bonds of other issuers.

The StocksPLUS Growth and Income Portfolio seeks to exceed the total return of the S&P 500 by investing under normal circumstances substantially all of its assets in S&P 500 derivatives, backed by a portfolio of Fixed Income Instruments. The Total Return Portfolio seeks to achieve its investment objective by investing at least 65% of its total assets in a diversified portfolio of Fixed Income Securities of various maturities. Please see the Portfolio Summaries of the Underlying Portfolios in this prospectus for information about their investment styles and primary investments.

PIMCO determines how the Portfolio will allocate and reallocate its assets between the Underlying Portfolios according to the Portfolio’s equity/fixed income allocation targets and ranges. PIMCO does not allocate the Portfolio’s assets according to a predetermined blend of shares of the Underlying Portfolios. Instead, PIMCO will determine the mix of Underlying Portfolios appropriate for the Portfolio based on methodology, developed by PIMCO, that forecasts stages in the business cycle and considers the risk and reward potential of equity and fixed income investments within specific phases of the business cycle.

The Portfolio is a “fund of funds,” which is a term used to describe mutual funds that pursue their investment objectives by investing in other mutual funds. The cost of investing in the Portfolio will generally be higher than the cost of investing in a mutual fund that invests directly in individual stocks and bonds. By investing in the Portfolio, an investor will indirectly bear fees and expenses charged by the Underlying Portfolios in addition to the Portfolio’s direct fees and expenses. In addition, the use of a fund of funds structure could affect the timing, amount and character of distributions to shareholders and may therefore increase the amount of taxes payable by shareholders. In addition to the StocksPLUS Growth and Income and Total Return Portfolios, the Portfolio may in the future invest in additional Portfolios of the Trust at the discretion of PIMCO and without shareholder approval.

Principal Risks

Among the principal risks of investing in the Portfolio, which could adversely affect the net asset value, yield and total return of the Portfolio, are:

• Allocation Risk	• Underlying Portfolio Risk

Among the principal risks of investing in the Underlying Portfolios, and consequently the Portfolio, which could adversely affect the net asset value, yield and total return of the Portfolio, are:

• Interest Rate Risk • Credit Risk • Market Risk • Issuer Risk	• Liquidity Risk • Derivatives Risk • Mortgage Risk • Foreign Investment Risk	• Currency Risk • Leveraging Risk • Management Risk

Please see “Summary of Principal Risks” following the Portfolio Summaries for a description of these and other risks associated with the Underlying Portfolios and investment in the Portfolio.

Performance Information

The Portfolio does not have a full calendar year of performance. Thus, no bar chart or annual returns table is included for the Portfolio.

31	PIMCO Variable Insurance Trust

PIMCO Strategic Balanced Portfolio (continued)

Fees and Expenses of the Portfolio

Fees and Expenses of the PortfolioFees and Expenses of the PortfolioThese tables describe the fees and expenses you may pay if you buy and hold Administrative Class shares of the Portfolio. Overall fees and expenses of investing in the Portfolio are higher than shown because the table does not reflect Variable Contract fees and expenses.

Shareholder Fees (fees paid directly from your investment)	None

Annual Portfolio Operating Expenses (expenses that are deducted from Portfolio assets)

Share Class	Advisory Fees	Service Fees	Other Expenses(1)	Underlying Portfolio Expenses	Total Annual Portfolio Operating Expenses	Expense Reduction(2)	Net Portfolio Operating Expenses

Administrative	None	0.15%	0.18%	0.50%	0.83%	(0.08%)	0.75%

(1)   “Other Expenses,” which are based on estimated amounts for the initial fiscal year of the class, reflect an administrative fee of 0.10%, organizational expenses and pro rata Trustees’ fees.

(2)   PIMCO has contractually agreed, for the Portfolio’s current fiscal year, to reduce total annual portfolio operating expenses for the Administrative Class shares to the extent they would exceed, due to the payment of organizational expenses and Trustees’ fees, 0.75% of average daily net assets. Under the Expense Limitation Agreement, PIMCO may recoup these waivers and reimbursements in future periods, not exceeding three years, provided total expenses, including such recoupment, do not exceed the annual expense limit.

Examples.  The Examples are intended to help you compare the cost of investing in Administrative Class shares of the Portfolio with the costs of investing in other mutual funds. The Examples assume that you invest $10,000 in the noted class of shares for the time periods indicated, and then redeem all your shares at the end of those periods. The Examples also assume that your investment has a 5% return each year, the reinvestment of all dividends and distributions, and that the Portfolio’s operating expenses remain the same. Although your actual costs may be higher or lower, the Examples show what your costs would be based on these assumptions.

Share Class	Year 1	Year 3

Administrative	$77	$239

Prospectus	32

PIMCO Total Return Portfolio

Principal Investments and Strategies	Investment Objective Seeks maximum total return, consistent with preservation of capital and prudent investment management	Portfolio Focus Intermediate maturity fixed income securities Average Portfolio Duration 3-6 years	Credit Quality B to Aaa; maximum 10% below Baa Dividend Frequency Declared daily and distributed monthly

The Portfolio seeks to achieve its investment objective by investing under normal circumstances at least 65% of its total assets in a diversified portfolio of Fixed Income Instruments of varying maturities. The average portfolio duration of this Portfolio normally varies within a three- to six-year time frame based on PIMCO’s forecast for interest rates.

The Portfolio invests primarily in investment grade debt securities, but may invest up to 10% of its total assets in high yield securities (“junk bonds”) rated B or higher by Moody’s or S&P or, if unrated, determined by PIMCO to be of comparable quality. The Portfolio may invest up to 20% of its total assets in securities denominated in foreign currencies, and may invest beyond this limit in U.S. dollar-denominated securities of foreign issuers. The Portfolio will normally hedge at least 75% of its exposure to foreign currency to reduce the risk of loss due to fluctuations in currency exchange rates.

The Portfolio may invest all of its assets in derivative instruments, such as options, futures contracts or swap agreements, or in mortgage- or asset-backed securities. The Portfolio may lend its portfolio securities to brokers, dealers and other financial institutions to earn income. The Portfolio may, without limitation, seek to obtain market exposure to the securities in which it primarily invests by entering into a series of purchase and sale contracts or by using other investment techniques (such as buy backs or dollar rolls). The “total return” sought by the Portfolio consists of income earned on the Portfolio’s investments, plus capital appreciation, if any, which generally arises from decreases in interest rates or improving credit fundamentals for a particular sector or security.

Principal Risks

Among the principal risks of investing in the Portfolio, which could adversely affect its net asset value, yield and total return, are:

• Interest Rate Risk • Credit Risk • Market Risk • Issuer Risk	• Liquidity Risk • Derivatives Risk • Mortgage Risk • Foreign Investment Risk	• Currency Risk • Leveraging Risk • Management Risk

Please see “Summary of Principal Risks” following the Portfolio Summaries for a description of these and other risks of investing in the Portfolio.

Performance Information

The top of the next page shows summary performance information for the Portfolio in a bar chart and an Average Annual Total Returns table. The information provides some indication of the risks of investing in the Portfolio by showing changes in its performance from year to year and by showing how the Portfolio’s average annual returns compare with the returns of a broad-based securities market index. The bar chart and the information to its right show performance of the Portfolio’s Administrative Class Shares. The bar chart and table do not reflect Variable Contract fees and expenses. If they did, performance would have been lower. Past performance is no guarantee of future results.

33	PIMCO Variable Insurance Trust

PIMCO Total Return Portfolio (continued)

Calendar Year Total Returns — Administrative Class

	Highest and Lowest Quarter Returns
	(for periods shown in the bar chart)

	Highest (3rd Qtr. ‘98)	5.43%

	Lowest (2nd Qtr. ‘99)	-0.94%
Calendar Year End (through 12/31)

Average Annual Total Returns (for periods ended 12/31/02)

	1 Year	5 years	Since Inception (12/31/97)

Administrative Class	9.07%	7.05%	7.05%

Lehman Aggregate Bond Index(1)	10.26%	7.55%	7.55%

(1)	The Lehman Brothers Aggregate Bond Index is an unmanaged index of investment grade, U.S. dollar-denominated fixed income securities of domestic issuers having a maturity greater than one year. It is not possible to invest directly in the index.

Fees and Expenses of the Portfolio

These tables describe the fees and expenses you may pay if you buy and hold Administrative Class shares of the Portfolio. Overall fees and expenses of investing in the Portfolio are higher than shown because the table does not reflect Variable Contract fees and expenses.

Shareholder Fees (fees paid directly from your investment)	None

Annual Portfolio Operating Expenses (expenses that are deducted from Portfolio assets)

Share Class	Advisory Fees	Service Fees	Other Expenses(1)	Total Annual Portfolio Operating Expenses	Expense Reduction(2)	Net Portfolio Operating Expenses

Administrative	0.25%	0.15%	0.26%	0.66%	(0.01%)	0.65%

(1)	“Other Expenses” reflect an administrative fee of 0.25% and the class’s pro rata Trustees’ fees.
(2)	PIMCO has contractually agreed, for the Portfolio’s current fiscal year, to reduce total annual portfolio operating expenses for the Administrative Class shares to the extent they would exceed, due to the payment of Trustees’ fees, 0.65% of average daily net assets. Under the Expense Limitation Agreement, PIMCO may recoup these waivers and reimbursements in future periods, not exceeding three years, provided total expenses, including such recoupment, do not exceed the annual expense limit.

Examples.  The Examples are intended to help you compare the cost of investing in Administrative Class shares of the Portfolio with the costs of investing in other mutual funds. The Examples assume that you invest $10,000 in the noted class of shares for the time periods indicated, and then redeem all your shares at the end of those periods. The Examples also assume that your investment has a 5% return each year, the reinvestment of all dividends and distributions, and that the Portfolio’s operating expenses remain the same. Although your actual costs may be higher or lower, the Examples show what your costs would be based on these assumptions.

Share Class	Year 1	Year 3	Year 5	Year 10

Administrative	$66	$210	$367	$821

Prospectus	34

PIMCO Total Return Portfolio II

Principal Investments and Strategies	Investment Objective Seeks maximum total return, consistent with preservation of capital and prudent investment management	Portfolio Focus Intermediate maturity fixed income securities Average Portfolio Duration 3-6 years	Credit Quality Baa to Aaa Dividend Frequency Declared daily and distributed monthly

The Portfolio seeks to achieve its investment objective by investing under normal circumstances at least 65% of its total assets in a diversified portfolio of Fixed Income Instruments of varying maturities. The average portfolio duration of this Portfolio normally varies within a three- to six-year time frame based on PIMCO’s forecast for interest rates. The Portfolio may invest only in investment grade U.S. dollar denominated securities of U.S. issuers that are rated at least Baa by Moody’s or BBB by S&P, or, if unrated, determined by PIMCO to be of comparable quality.

The Portfolio may invest all of its assets in derivative instruments, such as options, futures contracts or swap agreements, or in mortgage- or asset-backed securities. The Portfolio may lend its portfolio securities to brokers, dealers and other financial institutions to earn income. The Portfolio may, without limitation, seek to obtain market exposure to the securities in which it primarily invests by entering into a series of purchase and sale contracts or by using other investment techniques (such as buy backs or dollar rolls). The “total return” sought by the Portfolio consists of income earned on the Portfolio’s investments, plus capital appreciation, if any, which generally arises from decreases in interest rates or improving credit fundamentals for a particular sector or security.

Principal Risks

Among the principal risks of investing in the Portfolio, which could adversely affect its net asset value, yield and total return, are:

• Interest Rate Risk • Credit Risk • Market Risk	• Issuer Risk • Liquidity Risk • Derivatives Risk	• Mortgage Risk • Leveraging Risk • Management Risk

Please see “Summary of Principal Risks” following the Portfolio Summaries for a description of these and other risks of investing in the Portfolio.

Performance Information

The top of the next page shows summary performance information for the Portfolio in a bar chart and an Average Annual Total Returns table. The information provides some indication of the risks of investing in the Portfolio by showing changes in its performance from year to year and by showing how the Portfolio’s average annual returns compare with the returns of a broad-based securities market index. The bar chart and the information to its right show performance of the Portfolio’s Administrative Class Shares. The bar chart and the table do not reflect Variable Contract fees and expenses. If they did, performance would have been lower. Past performance is no guarantee of future results.

35	PIMCO Variable Insurance Trust

PIMCO Total Return Portfolio II (continued)

Calendar Year Total Returns — Administrative Class

	Highest and Lowest Quarter Returns
	(for periods shown in the bar chart)

	Highest (3rd Qtr. ‘01)	6.87%

	Lowest (4th Qtr. ‘01)	-0.48%
Calendar Year End (through 12/31)

Average Annual Total Returns (for periods ended 12/31/02)

	1 Year	Since Inception (5/28/99)

Administrative Class	7.97%	8.42%

Lehman Brothers Aggregate Bond Index(1)	10.26%	8.45%

(1)	The Lehman Brothers Aggregate Bond Index is an unmanaged index of investment grade, U.S. dollar-denominated fixed income securities of domestic issuers having a maturity greater than one year. It is not possible to invest directly in the index.

Fees and Expenses of the Portfolio

These tables describe the fees and expenses you may pay if you buy and hold Administrative Class shares of the Portfolio. Overall fees and expenses of investing in the Portfolio are higher than shown because the table does not reflect Variable Contract fees and expenses.

Shareholder Fees (fees paid directly from your investment)	None

Annual Portfolio Operating Expenses (expenses that are deducted from Portfolio assets)

Share Class	Advisory Fees	Service Fees	Other Expenses(1)	Total Annual Portfolio Operating Expenses(2)(3)

Administrative	0.25%	0.15%	0.26%	0.66%

(1)   “Other Expenses” reflect an administrative fee of 0.25%, the class’s pro rata Trustees’ fees and interest expense. Interest expense is generally incurred as a result of investment management activities.

(2)   PIMCO has contractually agreed, for the Portfolio’s current year, to reduce total annual portfolio operating expenses for the Administrative Class shares to the extent they would exceed, due to the payment of Trustees’ fees, 0.65% of average daily net assets. Under the Expense Limitation Agreement, PIMCO may recoup these waivers and reimbursements in future periods, not exceeding three years, provided total expenses, including such recoupment, do not exceed the annual expense limit.

(3)   Ratio of net expenses to average net assets excluding interest expense is 0.65%.

Examples.  The Examples are intended to help you compare the cost of investing in Administrative Class shares of the Portfolio with the costs of investing in other mutual funds. The Examples assume that you invest $10,000 in the noted class of shares for the time periods indicated, and then redeem all your shares at the end of those periods. The Examples also assume that your investment has a 5% return each year, the reinvestment of all dividends and distributions, and that the Portfolio’s operating expenses remain the same. Although your actual costs may be higher or lower, the Examples show what your costs would be based on these assumptions.

Share Class	Year 1	Year 3	Year 5	Year 10

Administrative	$67	$211	$368	$822

Prospectus	36

Summary of Principal Risks

The value of your investment in a Portfolio changes with the values of that Portfolio’s investments. Many factors can affect those values. The factors that are most likely to have a material effect on a particular Portfolio’s portfolio as a whole are called “principal risks.” The principal risks of each Portfolio are identified in the Portfolio Summaries and are described in this section. Each Portfolio may be subject to additional principal risks and risks other than those described below because the types of investments made by a Portfolio can change over time. Securities and investment techniques mentioned in this summary and described in greater detail under “Characteristics and Risks of Securities and Investment Techniques” appear in bold type. That section and “Investment Objectives and Policies” in the Statement of Additional Information also include more information about the Portfolio, their investments and the related risks. There is no guarantee that a Portfolio will be able to achieve its investment objective. It is possible to lose money by investing in a Portfolio.

Interest Rate Risk

As interest rates rise, the value of fixed income securities held by a Portfolio are likely to decrease. Securities with longer durations tend to be more sensitive to changes in interest rates, usually making them more volatile than securities with shorter durations.

Credit Risk

A Portfolio could lose money if the issuer or guarantor of a fixed income security, or the counterparty to a derivatives contract, repurchase agreement or a loan of portfolio securities, is unable or unwilling to make timely principal and/or interest payments, or to otherwise honor its obligations. Securities are subject to varying degrees of credit risk, which are often reflected in credit ratings. Municipal bonds are subject to the risk that litigation, legislation or other political events, local business or economic conditions, or the bankruptcy of the issuer could have a significant effect on an issuer’s ability to make payments of principal and/or interest.

High Yield Risk

Portfolios that invest in high yield securities and unrated securities of similar credit quality (commonly known as “junk bonds”) may be subject to greater levels of interest rate, credit and liquidity risk than Portfolios that do not invest in such securities. High yield securities are considered predominately speculative with respect to the issuer’s continuing ability to make principal and interest payments. An economic downturn or period of rising interest rates could adversely affect the market for high yield securities and reduce a Portfolio’s ability to sell its high yield securities (liquidity risk). If the issuer of a security is in default with respect to interest or principal payments, a Portfolio may lose its entire investment.

Market Risk

The market price of securities owned by a Portfolio may go up or down, sometimes rapidly or unpredictably. Securities may decline in value due to factors affecting securities markets generally or particular industries represented in the securities markets. The value of a security may decline due to general market conditions which are not specifically related to a particular company, such as real or perceived adverse economic conditions, changes in the general outlook for corporate earnings, changes in interest or currency rates or adverse investor sentiment generally. They may also decline due to factors which affect a particular industry or industries, such as labor shortages or increased production costs and competitive conditions within an industry. Equity securities generally have greater price volatility than fixed income securities.

Issuer Risk

The value of a security may decline for a number of reasons which directly relate to the issuer, such as management performance, financial leverage and reduced demand for the issuer’s goods or services.

Liquidity Risk

Liquidity risk exists when particular investments are difficult to purchase or sell. A Portfolio’s investments in illiquid securities may reduce the returns of the Portfolio because it may be unable to sell the illiquid securities at an advantageous time or price. Portfolios with principal investment strategies that involve foreign securities, derivatives or securities with substantial market and/or credit risk tend to have the greatest exposure to liquidity risk.

37	PIMCO Variable Insurance Trust

Derivatives Risk

Derivatives are financial contracts whose value depends on, or is derived from, the value of an underlying asset, reference rate or index. The various derivative instruments that the Portfolios may use are referenced under “Characteristics and Risks of Securities and Investment Techniques—Derivatives” in this prospectus and described in more detail under “Investment Objectives and Policies” in the Statement of Additional Information. The Portfolios typically use derivatives as a substitute for taking a position in the underlying asset and/or part of a strategy designed to reduce exposure to other risks, such as interest rate or currency risk. The Portfolios may also use derivatives for leverage, in which case their use would involve leveraging risk. A Portfolio’s use of derivative instruments involves risks different from, or possibly greater than, the risks associated with investing directly in securities and other traditional investments. Derivatives are subject to a number of risks described elsewhere in this section, such as liquidity risk, interest rate risk, market risk, credit risk and management risk. They also involve the risk of mispricing or improper valuation and the risk that changes in the value of the derivative may not correlate perfectly with the underlying asset, rate or index. A Portfolio investing in a derivative instrument could lose more than the principal amount invested. Also, suitable derivative transactions may not be available in all circumstances and there can be no assurance that a Portfolio will engage in these transactions to reduce exposure to other risks when that would be beneficial.

Commodity Risk

A Portfolio’s investments in commodity-linked derivative instruments may subject the Portfolio to greater volatility than investments in traditional securities. The value of commodity-linked derivative instruments may be affected by changes in overall market movements, changes in interest rates, or factors affecting a particular industry or commodity, such as drought, floods, weather, livestock disease, embargoes, tariffs and international economic, political and regulatory developments.

Mortgage Risk

A Portfolio that purchases mortgage-related securities is subject to certain additional risks. Rising interest rates tend to extend the duration of mortgage-related securities, making them more sensitive to changes in interest rates. As a result, in a period of rising interest rates, a Portfolio that holds mortgage-related securities may exhibit additional volatility. This is known as extension risk. In addition, mortgage-related securities are subject to prepayment risk. When interest rates decline, borrowers may pay off their mortgages sooner than expected. This can reduce the returns of a Portfolio because the Portfolio will have to reinvest that money at the lower prevailing interest rates.

Foreign (Non-U.S.) Investment Risk

A Portfolio that invests in foreign securities may experience more rapid and extreme changes in value than a Portfolio that invests exclusively in securities of U.S. companies. The securities markets of many foreign countries are relatively small, with a limited number of companies representing a small number of industries. Additionally, issuers of foreign securities are usually not subject to the same degree of regulation as U.S. issuers. Reporting, accounting and auditing standards of foreign countries differ, in some cases significantly, from U.S. standards. Also, nationalization, expropriation or confiscatory taxation, currency blockage, political changes or diplomatic developments could adversely affect a Portfolio’s investments in a foreign country. In the event of nationalization, expropriation or other confiscation, a Portfolio could lose its entire investment in foreign securities. Adverse conditions in a certain region can adversely affect securities of other countries whose economies appear to be unrelated. To the extent that a Portfolio invests a significant portion of its assets in a concentrated geographic area like Eastern Europe or Asia, the Portfolio will generally have more exposure to regional economic risks associated with foreign investments.

European Concentration Risk

When a Portfolio concentrates its investments in Europe, it may be affected significantly by economic, regulatory or political developments affecting European issues. All countries in Europe may be significantly affected by fiscal and monetary controls implemented by the European Economic and Monetary Union. Eastern European markets are relatively undeveloped and may be particularly sensitive to economic and political events affecting those countries.

Emerging Markets Risk

Foreign investment risk may be particularly high to the extent that a Portfolio invests in emerging market securities of issuers based in countries with developing economies. These securities may present market, credit,

Prospectus	38

currency, liquidity, legal, political and other risks different from, or greater than, the risks of investing in developed foreign countries.

Currency Risk

Portfolios that invest directly in foreign currencies or in securities that trade in, and receive revenues in, foreign (non-U.S.) currencies are subject to the risk that those currencies will decline in value relative to the U.S. dollar, or, in the case of hedging positions, that the U.S. dollar will decline in value relative to the currency being hedged.

Currency rates in foreign countries may fluctuate significantly over short periods of time for a number of reasons, including changes in interest rates, intervention (or the failure to intervene) by U.S. or foreign governments, central banks or supranational entities such as the International Monetary Fund, or by the imposition of currency controls or other political developments in the U.S. or abroad. As a result, a Portfolio’s investments in foreign currency-denominated securities may reduce the returns of a Portfolio.

Issuer Non-Diversification Risk

Focusing investments in a small number of issuers, industries or foreign currencies increases risk. Portfolios that are “non-diversified” may invest a greater percentage of their assets in the securities of a single issuer (such as bonds issued by a particular state) than Portfolios that are “diversified.” Portfolios that invest in a relatively small number of issuers are more susceptible to risks associated with a single economic, political or regulatory occurrence than a more diversified portfolio might be. Some of those issuers also may present substantial credit or other risks. Similarly, a Portfolio may be more sensitive to adverse economic, business or political developments if it invests a substantial portion of its assets in the bonds of similar projects or from issuers in the same state.

Leveraging Risk

Certain transactions may give rise to a form of leverage. Such transactions may include, among others, reverse repurchase agreements, loans of portfolios securities, and the use of when-issued, delayed delivery or forward commitment transactions. The use of derivatives may also create leveraging risk. To mitigate leveraging risk, PIMCO will segregate liquid assets or otherwise cover the transactions that may give rise to such risk. The use of leverage may cause a Portfolio to liquidate portfolio positions when it may not be advantageous to do so to satisfy its obligations or to meet segregation requirements. Leverage, including borrowing, may cause a Portfolio to be more volatile than if the Portfolio had not been leveraged. This is because leverage tends to exaggerate the effect of any increase or decrease in the value of a Portfolio’s portfolio securities.

Smaller Company Risk

The general risks associated with fixed income securities are particularly pronounced for securities issued by companies with smaller market capitalizations. These companies may have limited product lines, markets or financial resources or they may depend on a few key employees. As a result, they may be subject to greater levels of credit, market and issuer risk. Securities of smaller companies may trade less frequently and in lesser volumes than more widely held securities and their values may fluctuate more sharply than other securities. Companies with medium-sized market capitalizations may have risks similar to those of smaller companies.

Management Risk

Each Portfolio is subject to management risk because it is an actively managed investment portfolio. PIMCO and each individual portfolio manager will apply investment techniques and risk analyses in making investment decisions for the Portfolio, but there can be no guarantee that these will produce the desired results.

California State-Specific Risk

Investments in California municipal bonds may be affected significantly by economic, regulatory or political developments affecting the ability of California issuers to pay interest or repay principal. Provisions of the California Constitution and State statutes which limit the taxing and spending authority of California governmental entities may impair the ability of California issuers to pay principal and/or interest on their obligations. While California’s economy is broad, it does have major concentrations in high technology, aerospace and defense-related manufacturing, trade, entertainment, real estate and financial services, and may be sensitive to economic problems affecting those industries. Future California political and economic developments, constitutional amendments, legislative measures, executive orders, administrative regulations, litigation and voter initiatives could have an adverse effect on the debt obligations of California issuers.

39	PIMCO Variable Insurance Trust

New York State-Specific Risk

Investments in New York municipal bonds may be affected significantly by economic, regulatory or political developments affecting the ability of New York issuers to pay interest or repay principal. Certain issuers of New York municipal bonds have experienced serious financial difficulties in the past and a reoccurrence of these difficulties may impair the ability of certain New York issuers to pay principal or interest on their obligations. The financial health of New York City affects that of the State, and when New York City experiences financial difficulty it may have an adverse affect on New York municipal bonds. The growth rate of New York has at times been somewhat slower than the nation overall. The economic and financial condition of New York also may be affected by various financial, social, economic and political factors.

Allocation Risk

The All Asset and Strategic Balanced Portfolios’ investment performance depends upon how their assets are allocated and reallocated between the Underlying Funds according to each Portfolio’s asset allocation targets and ranges. A principal risk of investing in each Portfolio is that the Portfolio’s adviser will make less than optimal or poor asset allocation decisions. The advisers attempt to identify allocations for the Underlying Funds that will provide consistent, quality performance for each Portfolio, but there is no guarantee that such allocation techniques will produce the desired results. It is possible that the adviser will focus on an Underlying Fund that performs poorly or underperforms other funds under various market conditions. You could lose money on your investment in the Portfolios as a result of these allocation decisions.

Underlying Fund Risks

Because the All Asset and Strategic Balanced Portfolios invest all of their assets in Underlying Funds, the risks associated with investing in the Portfolios are closely related to the risks associated with the securities and other investments held by the Underlying Funds. The ability of each Portfolio to achieve its investment objective will depend upon the ability of the Underlying Funds to achieve their investment objectives. There can be no assurance that the investment objective of any Underlying Fund will be achieved.

The All Asset and Strategic Balanced Portfolios’ net asset value will fluctuate in response to changes in the net asset values of the Underlying Funds in which they invest. The extent to which the investment performance and risks associated with each Portfolio correlate to those of a particular Underlying Fund will depend upon the extent to which each Portfolio’s assets are allocated from time to time for investment in the Underlying Fund, which will vary. To the extent that either Portfolio invests a significant portion of its assets in an Underlying Fund, it will be particularly sensitive to the risks associated with each of the Underlying Funds.

Management of the Portfolios

Investment Adviser and Administrator

PIMCO serves as investment adviser and the administrator (serving in its capacity as administrator, the “Administrator”) for the Portfolios. Subject to the supervision of the Board of Trustees, PIMCO is responsible for managing the investment activities of the Portfolios and the Portfolios’ business affairs and other administrative matters. Research Affiliates, LLC (“Research Affiliates”) serves as the asset allocation sub-adviser to the All Asset Portfolio and selects the Underlying PIMS Funds in which the All Asset Portfolio invests.

PIMCO’s address is 840 Newport Center Drive, Suite 300, Newport Beach, California 92660. Organized in 1971, PIMCO provides investment management and advisory services to private accounts of institutional and individual clients and to mutual funds. As of December 31, 2002, PIMCO had approximately $304.6 billion in assets under management. Research Affiliates is located at 800 E. Colorado Blvd., 9th floor, Pasadena, CA 91101.

Prospectus	40

Advisory Fees

Each Portfolio, except for the Strategic Balanced Portfolio, pays PIMCO fees in return for providing investment advisory services. For the fiscal year ended December 31, 2002, the Portfolios paid monthly advisory fees to PIMCO at the following annual rates (stated as a percentage of the average daily net assets of each Portfolio taken separately):

Portfolio	Advisory Fees

Money Market Portfolio	0.15%
StocksPLUS Growth and Income Portfolio	0.40%
Emerging Markets Bond Portfolio	0.45%
All other Portfolios	0.25%

The All Asset, CommodityRealReturn Strategy and StocksPLUS Total Return Portfolios were not operational during the fiscal year ended December 31, 2002. The investment advisory fees for the All Asset, CommodityRealReturn Strategy and StocksPLUS Total Return Portfolios are at an annual rate of 0.20%, 0.49% and 0.49%, respectively, based upon the average daily net assets of the Portfolio. PIMCO pays a fee to Research Affiliates, the asset allocation sub-adviser of the All Asset Portfolio, at an annual rate of 0.20% of the average daily net assets of the Portfolio.

Administrative Fees

Each Portfolio pays for the administrative services it requires under a fee structure which is essentially fixed. Shareholders of each Portfolio pay an administrative fee to PIMCO, computed as a percentage of the Portfolio’s assets attributable in the aggregate to the Administrative Class shares. PIMCO, in turn, provides or procures administrative services for shareholders and also bears the costs of various third-party services required by the Portfolios, including audit, custodial, portfolio accounting, legal, transfer agency and printing costs.

For the fiscal year ended December 31, 2002, each Portfolio paid PIMCO monthly administrative fees at the following annual rates:

Portfolio	Administrative Fees

StocksPLUS Growth and Income Portfolio	0.10%
Money Market and Short-Term Portfolios	0.20%
High Yield Portfolio	0.35%
Emerging Markets Bond Portfolio	0.40%
Foreign Bond and Global Bond Portfolios	0.50%
All other Portfolios	0.25%

The All Asset, CommodityRealReturn Strategy, StocksPLUS Total Return and Strategic Balanced Portfolios were not operational during the fiscal year ended December 31, 2002. The administrative fees for the All Asset, CommodityRealReturn Strategy, StocksPLUS Total Return and Strategic Balanced Portfolios are at an annual rate of 0.25%, 0.25%, 0.25% and 0.10%, respectively, based upon the average daily net assets of the Portfolio.

PIMCO may use its assets and resources, including its profits from advisory or administrative fees paid by a Portfolio, to pay insurance companies for services rendered to current and prospective owners of Variable Contracts, including the provision of support services such as providing information about the Trust and the Portfolios, the delivery of Trust documents, and other services. Any such payments are made by PIMCO and not by the Trust and PIMCO does not receive any separate fees for such expenses.

PIMCO has contractually agreed, for the Portfolios’ current fiscal year, to reduce total annual portfolio operating expenses for the Administrative Class shares to the extent that they would exceed, due to the payment of organizational expenses and Trustees’ fees, the total portfolio operating expenses specified for that Portfolio in the table identifying the Portfolio’s annual portfolio operating expenses in its Portfolio Summary. For certain Portfolios, PIMCO currently recoups these waivers and reimbursements, not exceeding three years, provided that total expenses, including such recoupment, do not exceed the annual expense limit.

41	PIMCO Variable Insurance Trust

Fund of Funds Fees

The All Asset and Strategic Balanced Portfolios indirectly pay their proportionate share of the advisory fees paid to PIMCO by the Underlying Funds in which each Portfolio invests. The All Asset and Strategic Balanced Portfolios pay administrative fees to PIMCO at an annual rate of 0.25% and 0.05%, respectively, based on the average daily net assets attributable in the aggregate to the Portfolios’ Administrative Class shares. The Portfolios also indirectly pay their proportionate share of the administrative fee charged by PIMCO to the Underlying Funds in which each Portfolio invests.

The expenses associated with investing in a “fund of funds” are generally higher than those for mutual funds that do not invest primarily in other mutual funds. This is because shareholders in a “fund of funds” indirectly pay a portion of the fees and expenses charged at the underlying fund level. The Portfolios invest in Institutional Class shares of the Underlying Funds, which are not subject to any sales charges or 12b-1 fees.

PIMCO has broad discretion to allocate and reallocate the Strategic Balanced Portfolio’s assets among the StocksPLUS Growth and Income and Total Return Portfolios consistent with the Portfolio’s investment objective and policies and asset allocation targets and ranges. Although PIMCO does not charge an investment advisory fee for its asset allocation services for the Strategic Balanced Portfolio, PIMCO indirectly receives fees (including investment advisory and administrative fees) from the Underlying Funds in which the Portfolio invests. In this regard, PIMCO has a financial incentive to invest the Portfolio’s assets in Underlying Funds with higher fees than other Portfolios, even if it believes that alternate investments would better serve the Portfolio’s investment program. PIMCO is legally obligated to disregard that incentive in making asset allocation decisions for the Portfolio. The Trustees and officers of the Trust may also have conflicting interests in fulfilling their fiduciary duties to the Portfolio and the StocksPLUS Growth and Income and Total Return Portfolios.

Prospectus	42

Because the All Asset Portfolio invests in Institutional Class shares of the Underlying PIMS Funds, shareholders of the Portfolio indirectly bear a proportionate share of these expenses, depending upon how the Portfolio’s assets are allocated from time to time among the Underlying PIMS Funds. The following table summarizes the annual expenses borne by Institutional Class shareholders of the Underlying PIMS Funds.

Annual Underlying PIMS Fund Expenses

(Based on the average daily net assets attributable to an Underlying PIMS Fund’s Institutional Class Shares)

Underlying PIMS Fund	Advisory Fees	Administrative Fees	Total Fund Operating Expenses

California Intermediate Municipal Bond	0.25%	0.22%	0.47%
California Municipal Bond	0.25	0.22	0.47
CommodityRealReturn Strategy	0.49	0.25	0.74
Convertible	0.40	0.25	0.65
Emerging Markets Bond	0.45	0.40	0.85
European Convertible	0.50	0.25	0.75
Foreign Bond	0.25	0.25	0.50
Global Bond	0.25	0.30	0.55
Global Bond II	0.25	0.30	0.55
GNMA	0.25	0.25	0.50
High Yield	0.25	0.25	0.50
Investment Grade Corporate Bond	0.25	0.25	0.50
Long-Term U.S. Government	0.25	0.25	0.50
Low Duration	0.25	0.18	0.43
Low Duration II	0.25	0.25	0.50
Low Duration III	0.25	0.25	0.50
Moderate Duration	0.25	0.20	0.45
Money Market	0.15	0.20	0.35
Municipal Bond	0.25	0.24	0.49
New York Municipal Bond	0.25	0.22	0.47
Real Return	0.25	0.20	0.45
Real Return II	0.25	0.20	0.45
Real Return Asset	0.40	0.25	0.65
Short Duration Municipal Income	0.20	0.19	0.39
Short-Term	0.25	0.20	0.45
StocksPLUS	0.40	0.25	0.65
StocksPLUS Total Return	0.49	0.25	0.74
Total Return	0.25	0.18	0.43
Total Return II	0.25	0.25	0.50
Total Return III	0.25	0.25	0.50
Total Return Mortgage	0.25	0.25	0.50

43	PIMCO Variable Insurance Trust

Individual Portfolio Managers

The table below provides information about the individual portfolio managers responsible for management of the Trust’s Portfolios, including their occupations for the past five years.

Portfolio	Portfolio Manager(s)	Since	Recent Professional Experience

All Asset	Robert D. Arnott	*	Chief Executive Officer, Research Affiliates LLC. Mr. Arnott is also Chairman of First Quadrant, L.P.

CommodityRealReturn Strategy Real Return	John B. Brynjolfsson	*** 9/99**	Managing Director, PIMCO. He joined PIMCO as a Portfolio Manager in 1989, and has managed fixed income accounts for various institutional clients and funds since 1992.

Emerging Markets Bond	Mohamed A. El-Erian	9/02**

Managing Director, PIMCO. He joined PIMCO as a Portfolio Manager in 1999. Prior to joining PIMCO, he was a Managing Director from 1998-1999 for Salomon Smith Barney/Citibank, where he was head of emerging markets research.

Foreign Bond Global Bond	Michael R. Asay	11/00 1/02**

Executive Vice President, PIMCO. He joined PIMCO in 1998. Prior to joining PIMCO, he was a Vice President and Director of Market Research for Goldman Sachs and Company from 1986-1997, where he developed fixed income trading strategies and quantitative analytics for Asian and European markets.

High Yield	Raymond G. Kennedy	5/02	Managing Director, PIMCO. He is a Portfolio Manager and a senior member of PIMCO’s investment strategy group. He joined PIMCO as a Credit Analyst in 1996.

Long-Term U.S. Government	James M. Keller	4/00	Managing Director, PIMCO. He joined PIMCO as a Portfolio Manager in 1996, and has managed fixed income accounts for various institutional clients since that time.

Low Duration StocksPLUS Growth and Income StocksPLUS Total Return Strategic Balanced Total Return Total Return II	William H. Gross	2/99** 12/97** *** *** 12/97** 5/99**	Managing Director, Chief Investment Officer and a founding partner of PIMCO. He leads a team which manages the Strategic Balanced, StocksPLUS Growth and Income and StocksPLUS Total Return Portfolios.

Money Market Short-Term	Paul A. McCulley	9/99** 9/99**

Managing Director, PIMCO. He has managed fixed income assets since joining PIMCO in 1999. Prior to joining PIMCO, Mr. McCulley was associated with Warburg Dillon Read as a Managing Director from 1992-1999 and Head of Economic and Strategy Research for the Americas from 1995 -1999, where he managed macro research world-wide.

*	Portfolio expected to commence operations 5/03.
**	Since inception of the Portfolio.
***	Portfolio has not commenced operation as of the date of this prospectus.

Distributor

The Trust’s Distributor is PIMCO Advisors Distributors LLC, an indirect subsidiary of Allianz Dresdner Asset Management of America L.P. The Distributor, located at 2187 Atlantic Street, Stamford CT 06902, is a broker-dealer registered with the Securities and Exchange Commission.

Administrative Class Shares

The Trust offers investors Administrative Class shares of the Portfolios in this prospectus. The Trust does not charge any sales charges (loads) or other fees in connection with purchases or sales (redemptions) of Administrative Class shares.

•    Service Fees—Administrative Class Shares.    The Trust has adopted an Administrative Services Plan (the “Plan”) for the Administrative Class shares of each Portfolio. The Plan allows a Portfolio to use its Administrative Class assets to reimburse financial intermediaries that provide services relating to Administrative Class shares. The services that will be provided under the Plan include, among other things, teleservicing support in connection with Portfolios; recordkeeping services; provision of support services, including providing information about the Trust and its Portfolios and answering questions concerning the Trust and its Portfolios, including questions respecting investors’ interests in one or more Portfolios; provision and administration of insurance features for the benefit of investors in connection with the Portfolios; receiving, aggregating and forwarding purchase and redemption orders; processing dividend payments; issuing investor reports and transaction confirmations; providing subaccounting services; general account administration activities; and

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providing such similar services as the Trust may reasonably request to the extent the service provider is permitted to do so under applicable statutes, rules or regulation. The Plan also permits reimbursement for services in connection with the administration of plans or programs that use Administrative Class shares of the Portfolios as their funding medium and for related expenses.

The Plan permits a Portfolio to make total reimbursements at an annual rate of 0.15% of the Portfolio’s average daily net assets attributable to its Administrative Class shares. Because these fees are paid out of a Portfolio’s Administrative Class assets on an ongoing basis, over time they will increase the cost of an investment in Administrative Class shares and may cost an investor more than sales charges.

•    Arrangements with Service Agents.    Administrative Class shares of the Portfolios may be offered through certain brokers and financial intermediaries (“service agents”) that have established a shareholder servicing relationship with the Trust on behalf of their customers. The Trust pays no compensation to such entities other than Plan fees paid with respect to Administrative Class shares. Service agents may impose additional or different conditions than the Trust on purchases, redemptions or exchanges of Portfolio shares by their customers. Service agents may also independently establish and charge their customers transaction fees, account fees and other amounts in connection with purchases and sales of Portfolio shares in addition to any fees charged by the Trust. These additional fees may vary over time and would increase the cost of the customer’s investment and lower investment returns. Each service agent is responsible for transmitting to its customers a schedule of any such fees and information regarding any additional or different conditions regarding purchases, redemptions and exchanges. Shareholders who are customers of service agents should consult their service agents for information regarding these fees and conditions.

Purchases and Redemptions

Purchasing Shares

Investors do not deal directly with the Portfolios to purchase and redeem shares. Please refer to the prospectus for the Separate Account for information on the allocation of premiums and on transfers of accumulated value among sub-accounts of the Separate Account that invest in the Portfolio.

As of the date of this prospectus, shares of the Portfolios are offered for purchase by Separate Accounts to serve as an investment medium for Variable Contracts issued by life insurance companies, and to qualified pension and retirement plans outside of the separate account context. Shares of each Portfolio are purchased at the net asset value (“NAV”) per share after receipt of a purchase order.

While the Portfolios currently do not foresee any disadvantages to Variable Contract Owners if the Portfolios serve as an investment medium for both variable annuity contracts and variable life insurance policies, due to differences in tax treatment or other considerations, it is theoretically possible that the interest of owners of annuity contracts and insurance policies for which the Portfolios served as an investment medium might at some time be in conflict. However, the Trust’s Board of Trustees and each insurance company with a separate account allocating assets to the Portfolios are required to monitor events to identify any material conflicts between variable annuity contract owners and variable life insurance policy owners, and would have to determine what action, if any, should be taken in the event of such a conflict. If such a conflict occurred, an insurance company participating in the Portfolios might be required to redeem the investment of one or more of its separate accounts from the Portfolios, which might force the Portfolios to sell securities at disadvantageous prices.

The Trust and its distributor each reserves the right, in its sole discretion, to suspend the offering of shares of the Portfolios or to reject any purchase order, in whole or in part, or to redeem shares, in whole or in part, when, in the judgment of management, such suspension or rejection is in the best interests of the Trust. The sale of shares will be suspended when trading on the New York Stock Exchange is restricted or during an emergency which makes it impracticable for the Portfolios to dispose of their securities or to determine fairly the value of

45	PIMCO Variable Insurance Trust

their net assets, or during any other period as permitted by the SEC for the protection of investors. In the event that a Portfolio ceases offering its shares, any investments allocated to the Portfolio will, subject to any necessary regulatory approvals, be invested in another Portfolio.

Redeeming Shares

Shares may be redeemed without charge on any day that the net asset value is calculated. All redemption orders are effected at the net asset value per share next determined after a redemption request is received. Payment for shares redeemed normally will be made within seven days.

For shareholder protection, a request to change information contained in an account registration (for example, a request to change the bank designated to receive wire redemption proceeds) must be received in writing, signed by the minimum number of persons designated on the Client Registration Application that are required to effect a redemption, and accompanied by a signature guarantee from any eligible guarantor institution, as determined in accordance with the Trust’s procedures. Shareholders should inquire as to whether a particular institution is an eligible guarantor institution. A signature guarantee cannot be provided by a notary public. In addition, corporations, trusts, and other institutional organizations are required to furnish evidence of the authority of the persons designated on the Client Registration Application to effect transactions for the organization.

Redemptions of Portfolio shares may be suspended when trading on the New York Stock Exchange is restricted or during an emergency which makes it impractical for the Portfolios to dispose of their securities or to determine fairly the value of their net assets, or during any other period as permitted by the Securities and Exchange Commission for the protection of investors. Under these and other unusual circumstances, the Trust may suspend redemption or postpone payment for more than seven days, as permitted by law. In consideration of the best interests of the remaining shareholders, the Trust reserves the right to pay redemption proceeds in whole or in part by a distribution in kind of securities held by a Portfolio in lieu of cash. It is highly unlikely that shares would ever be redeemed in kind. If shares are redeemed in kind, however, the redeeming shareholder should expect to incur transaction costs upon the disposition of the securities received in the distribution.

How Portfolio Shares Are Priced

The NAV of a Portfolio’s Administrative Class shares is determined by dividing the total value of a Portfolio’s investments and other assets attributable to that class, less any liabilities, by the total number of shares outstanding of that class.

Except for the Money Market Portfolio, for purposes of calculating NAV, portfolio securities and other assets for which market quotes are available are stated at market value. Market value is generally determined on the basis of last reported sales prices, or if no sales are reported, based on quotes obtained from a quotation reporting system, established market makers, or pricing services. Certain securities or investments for which daily market quotations are not readily available may be valued, pursuant to guidelines established by the Board of Trustees, with reference to other securities or indices. Short-term investments having a maturity of 60 days or less are generally valued at amortized cost. Exchange traded options, futures and options on futures are valued at the settlement price determined by the exchange. Other securities for which market quotes are not readily available are valued at fair value as determined in good faith by the Board of Trustees or persons acting at their direction.

The Money Market Portfolio’s securities are valued using the amortized cost method of valuation, which involves valuing a security at cost on the date of acquisition and thereafter assuming a constant accretion of a discount or amortization of a premium to maturity, regardless of the impact of fluctuating interest rates on the market value of the instrument. While this method provides certainty in valuation, it may result in periods during which value, as determined by amortized cost, is higher or lower than the price the Portfolio would receive if it sold the instrument.

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Investments initially valued in currencies other than the U.S. dollar are converted to U.S. dollars using exchange rates obtained from pricing services. As a result, the NAV of a Portfolio’s shares may be affected by changes in the value of currencies in relation to the U.S. dollar. The value of securities traded in markets outside the United States or denominated in currencies other than the U.S. dollar may be affected significantly on a day that the New York Stock Exchange is closed and an investor is not able to purchase, redeem or exchange shares.

Portfolio shares are valued at the close of regular trading (normally 4:00 p.m., Eastern time) (the “NYSE Close”) on each day that the New York Stock Exchange is open. For purposes of calculating the NAV, the Portfolios normally use pricing data for domestic equity securities received shortly after the NYSE Close and do not normally take into account trading, clearances or settlements that take place after the NYSE Close. Domestic fixed income and foreign securities are normally priced using data reflecting the earlier closing of the principal markets for those securities. Information that becomes known to the Portfolios or its agents after the NAV has been calculated on a particular day will not generally be used to retroactively adjust the price of a security or the NAV determined earlier that day.

In unusual circumstances, instead of valuing securities in the usual manner, the Portfolios may value securities at fair value or estimate their value as determined in good faith by the Board of Trustees, generally based upon recommendations provided by PIMCO. Fair valuation may also be used if extraordinary events occur after the close of the relevant market but prior to the NYSE Close.

Tax Consequences

Each Portfolio intends to qualify as a regulated investment company annually and to elect to be treated as a regulated investment company for federal income tax purposes. As such, a Portfolio generally will not pay federal income tax on the income and gains it pays as dividends to its shareholders. In order to avoid a 4% federal excise tax, each Portfolio intends to distribute each year substantially all of its net income and gains.

Each Portfolio intends to diversify its investments in a manner intended to comply with tax requirements generally applicable to mutual funds. In addition, each Portfolio will diversify its investments so that on the last day of each quarter of a calendar year, no more than 55% of the value of its total assets is represented by any one investment, no more than 70% is represented by any two investments, no more than 80% is represented by any three investments, and no more than 90% is represented by any four investments. For this purpose, securities of a single issuer are treated as one investment and each U.S. Government agency or instrumentality is treated as a separate issuer. Any security issued, guaranteed, or insured (to the extent so guaranteed or insured) by the U.S. Government or any agency or instrumentality of the U.S. Government is treated as a security issued by the U.S. Government or its agency or instrumentality, whichever is applicable.

If a Portfolio fails to meet the diversification requirement under Section 817(h), income with respect to Variable Contracts invested in the Portfolio at any time during the calendar quarter in which the failure occurred could become currently taxable to the owners of the Variable Contracts and income for prior periods with respect to such contracts also could be taxable, most likely in the year of the failure to achieve the required diversification. Other adverse tax consequences could also ensue.

Please refer to the prospectus for the Separate Account and Variable Contract for information regarding the federal income tax treatment of distributions to the Separate Account. See “Additional Information—Additional Tax Information” in the Portfolios’ Statement of Additional Information for more information on taxes.

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Characteristics and Risks of

Securities and Investment Techniques

This section provides additional information about some of the principal investments and related risks of the Portfolios described under the “Portfolio Summaries” and “Summary of Principal Risks” above. It also describes characteristics and risks of additional securities and investment techniques that may be used by the Portfolios from time to time. Most of these securities and investment techniques are discretionary, which means that PIMCO can decide whether to use them or not. This prospectus does not attempt to disclose all of the various types of securities and investment techniques that may be used by the Portfolios. As with any mutual fund, investors in the Portfolios rely on the professional investment judgment and skill of PIMCO and the individual portfolio managers. The investments made by the Portfolios at any given time are not expected to be the same as those made by other mutual funds for which PIMCO acts as investment adviser, including mutual funds with investment objectives and strategies similar to those of the Portfolios. Accordingly, the performance of the Portfolios can be expected to vary from that of the other mutual funds. Please see “Investment Objectives and Policies” in the Statement of Additional Information for more detailed information about the securities and investment techniques described in this section and about other strategies and techniques that may be used by the Portfolios.

The All Asset and Strategic Balanced Portfolios invest their assets in shares of the Underlying Funds, and as such do not invest directly in the securities described below. The Underlying Funds, however, may invest in such securities. Because the value of an investment in the All Asset and Strategic Balanced Portfolios is directly related to the investment performance of the Underlying Funds in which they invest, the risks of investing in the All Asset and Strategic Balanced Portfolios are closely related to the risks associated with the Underlying Funds and their investments in the securities described below. Please see “Description of the Underlying PIMS Funds.”

Securities Selection

Most of the Portfolios in this prospectus seek maximum total return. The total return sought by a Portfolio consists of both income earned on a Portfolio’s investments and capital appreciation, if any, arising from increases in the market value of a Portfolio’s holdings. Capital appreciation of fixed income securities generally results from decreases in market interest rates or improving credit fundamentals for a particular market sector or security.

In selecting securities for a Portfolio, PIMCO develops an outlook for interest rates, foreign currency exchange rates and the economy; analyzes credit and call risks, and uses other security selection techniques. The proportion of a Portfolio’s assets committed to investment in securities with particular characteristics (such as quality, sector, interest rate or maturity) varies based on PIMCO’s outlook for the U.S. and foreign economies, the financial markets and other factors.

PIMCO attempts to identify areas of the bond market that are undervalued relative to the rest of the market. PIMCO identifies these areas by grouping bonds into the following sectors: money markets, governments, corporates, mortgages, asset-backed and international. Sophisticated proprietary software then assists in evaluating sectors and pricing specific securities. Once investment opportunities are identified, PIMCO will shift assets among sectors depending upon changes in relative valuations and credit spreads. There is no guarantee that PIMCO’s security selection techniques will produce the desired results.

U.S. Government Securities

U.S. Government securities are obligations of and, in certain cases, guaranteed by, the U.S. Government, its agencies or government-sponsored enterprises. U.S. Government Securities are subject to market and interest rate risk, and may be subject to varying degrees of credit risk. U.S. Government securities may include zero coupon securities, which do not distribute interest on a current basis and tend to be subject to greater market risk than interest-paying securities of similar maturities.

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Municipal Bonds

Municipal bonds are generally issued by states and local governments and their agencies, authorities and other instrumentalities. Municipal bonds are subject to interest rate, credit and market risk. The ability of an issuer to make payments could be affected by litigation, legislation or other political events or the bankruptcy of the issuer. Lower rated municipal bonds are subject to greater credit and market risk than higher quality municipal bonds. The types of municipal bonds in which the Portfolios may invest include municipal lease obligations. The Portfolios may also invest in securities issued by entities whose underlying assets are municipal bonds.

The Portfolios may invest, without limitation, in residual interest bonds, which are created by depositing municipal securities in a trust and dividing the income stream of an underlying municipal bond in two parts, one, a variable rate security and the other, a residual interest bond. The interest rate for the variable rate security is determined by an index or an auction process held approximately every 7 to 35 days, while the residual interest bond holder receives the balance of the income from the underlying municipal bond less an auction fee. The market prices of residual interest bonds may be highly sensitive to changes in market rates and may decrease significantly when market rates increase.

Mortgage-Related and Other Asset-Backed Securities

Each Portfolio (except the Money Market Portfolio) may invest all of its assets in mortgage- and asset-backed securities. Mortgage-related securities include mortgage pass-through securities, collateralized mortgage obligations (“CMOs”), commercial mortgage-backed securities, mortgage dollar rolls, CMO residuals, stripped mortgage-backed securities (“SMBSs”) and other securities that directly or indirectly represent a participation in, or are secured by and payable from, mortgage loans on real property.

The value of some mortgage- or asset-backed securities may be particularly sensitive to changes in prevailing interest rates. Early repayment of principal on some mortgage-related securities may expose a Portfolio to a lower rate of return upon reinvestment of principal. When interest rates rise, the value of a mortgage-related security generally will decline; however, when interest rates are declining, the value of mortgage-related securities with prepayment features may not increase as much as other fixed income securities. The rate of prepayments on underlying mortgages will affect the price and volatility of a mortgage-related security, and may shorten or extend the effective maturity of the security beyond what was anticipated at the time of purchase. If unanticipated rates of prepayment on underlying mortgages increase the effective maturity of a mortgage-related security, the volatility of the security can be expected to increase. The value of these securities may fluctuate in response to the market’s perception of the creditworthiness of the issuers. Additionally, although mortgages and mortgage-related securities are generally supported by some form of government or private guarantee and/or insurance, there is no assurance that private guarantors or insurers will meet their obligations.

One type of SMBS has one class receiving all of the interest from the mortgage assets (the interest-only, or “IO” class), while the other class will receive all of the principal (the principal-only, or “PO” class). The yield to maturity on an IO class is extremely sensitive to the rate of principal payments (including prepayments) on the underlying mortgage assets, and a rapid rate of principal payments may have a material adverse effect on a Portfolio’s yield to maturity from these securities. Each Portfolio (except the Money Market Portfolio) may invest no more than 5% of its total assets in any combination of mortgage-related or other asset-backed IO, PO, or inverse floater securities.

Each Portfolio (except the Money Market Portfolio) may invest in collateralized debt obligations (“CDOs”), which includes collateralized bond obligations (“CBOs”), collateralized loan obligations (“CLOs”) and other similarly structured securities. CBOs and CLOs are types of asset-backed securities. A CBO is a trust which is backed by a diversified pool of high risk, below investment grade fixed income securities. A CLO is a trust typically collateralized by a pool of loans, which may include, among others, domestic and foreign senior secured loans, senior unsecured loans, and subordinate corporate loans, including loans that may be rated below investment grade or equivalent unrated loans. The Portfolios may invest in other asset-backed securities that have been offered to investors.

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Loan Participations and Assignments

Certain Portfolios may invest in fixed- and floating-rate loans, which investments generally will be in the form of loan participations and assignments of portions of such loans. Participations and assignments involve special types of risk, including credit risk, interest rate risk, liquidity risk, and the risks of being a lender. If a Portfolio purchases a participation, it may only be able to enforce its rights through the lender, and may assume the credit risk of the lender in addition to the borrower.

Corporate Debt Securities

Corporate debt securities are subject to the risk of the issuer’s inability to meet principal and interest payments on the obligation and may also be subject to price volatility due to such factors as interest rate sensitivity, market perception of the credit-worthiness of the issuer and general market liquidity. When interest rates rise, the value of corporate debt securities can be expected to decline. Debt securities with longer maturities tend to be more sensitive to interest rate movements than those with shorter maturities.

High Yield Securities

Securities rated lower than Baa by Moody’s or lower than BBB by S&P are sometimes referred to as “high yield” or “junk” bonds. Investing in high yield securities involves special risks in addition to the risks associated with investments in higher-rated fixed income securities. While offering a greater potential opportunity for capital appreciation and higher yields, high yield securities typically entail greater potential price volatility and may be less liquid than higher-rated securities. High yield securities may be regarded as predominately speculative with respect to the issuer’s continuing ability to meet principal and interest payments. They may also be more susceptible to real or perceived adverse economic and competitive industry conditions than higher-rated securities. The Emerging Markets Bond Portfolio may invest in securities that are in default with respect to the payment of interest or repayment of principal, or presenting an imminent risk of default with respect to such payments. Issuers of securities in default may fail to resume principal or interest payments, in which case the Portfolio may lose its entire investment.

Variable and Floating Rate Securities

Variable and floating rate securities provide for a periodic adjustment in the interest rate paid on the obligations. Each Portfolio may invest in floating rate debt instruments (“floaters”) and (except for the Money Market Portfolio) engage in credit spread trades. While floaters provide a certain degree of protection against rises in interest rates, a Portfolio will participate in any declines in interest rates as well. Each Portfolio (except the Money Market Portfolio) may also invest in inverse floating rate debt instruments (“inverse floaters”). An inverse floater may exhibit greater price volatility than a fixed rate obligation of similar credit quality. Each Portfolio (except the Money Market Portfolio) may invest no more than 5% of its total assets in any combination of mortgage-related or other asset-backed IO, PO, or inverse floater securities.

Inflation-Indexed Bonds

Inflation-indexed bonds are fixed income securities whose principal value is periodically adjusted according to the rate of inflation. If the index measuring inflation falls, the principal value of inflation-indexed bonds will be adjusted downward, and consequently the interest payable on these securities (calculated with respect to a smaller principal amount) will be reduced. Repayment of the original bond principal upon maturity (as adjusted for inflation) is guaranteed in the case of U.S. Treasury inflation-indexed bonds. For bonds that do not provide a similar guarantee, the adjusted principal value of the bond repaid at maturity may be less than the original principal.

The value of inflation-indexed bonds is expected to change in response to changes in real interest rates. Real interest rates are tied to the relationship between nominal interest rates and the rate of inflation. If nominal interest rates increase at a faster rate than inflation, real interest rates may rise, leading to a decrease in value of inflation-indexed bonds. Short-term increases in inflation may lead to a decline in value. Any increase in the principal amount of an inflation-indexed bond will be considered taxable ordinary income, even though investors do not receive their principal until maturity.

Event-Linked Exposure

Each Portfolio (except the Money Market Portfolio) may obtain event-linked exposure by investing in “event-linked bonds” or “event-linked swaps” or implement “event-linked strategies.” Event-linked exposure results in

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gains or losses that typically are contingent, or formulaically related to defined trigger events. Examples of trigger events include hurricanes, earthquakes, weather-related phenomena, or statistics relating to such events. Some event-linked bonds are commonly referred to as “catastrophe bonds.” If a trigger event occurs, a Portfolio may lose a portion or its entire principal invested in the bond or notional amount on a swap. Event-linked exposure often provides for an extension of maturity to process and audit loss claims where a trigger event has, or possibly has, occurred. An extension of maturity may increase volatility. Event-linked exposure may also expose a Portfolio to certain unanticipated risks including credit risk, counterparty risk, adverse regulatory or jurisdictional interpretations, and adverse tax consequences. Event-linked exposures may also be subject to liquidity risk.

Convertible and Equity Securities

Each Portfolio may invest in convertible securities. Convertible securities are generally preferred stocks and other securities, including fixed income securities and warrants, that are convertible into or exercisable for common stock at a stated price or rate. The price of a convertible security will normally vary in some proportion to changes in the price of the underlying common stock because of this conversion or exercise feature. However, the value of a convertible security may not increase or decrease as rapidly as the underlying common stock. A convertible security will normally also provide income and is subject to interest rate risk. Convertible securities may be lower-rated securities subject to greater levels of credit risk. A Portfolio may be forced to convert a security before it would otherwise choose, which may have an adverse effect on the Portfolio’s ability to achieve its investment objective.

While the Fixed Income Portfolios intend to invest primarily in fixed income securities, each may invest in convertible securities or equity securities. While some countries or companies may be regarded as favorable investments, pure fixed income opportunities may be unattractive or limited due to insufficient supply, or legal or technical restrictions. In such cases, a Portfolio may consider convertible securities or equity securities to gain exposure to such investments.

Equity securities generally have greater price volatility than fixed income securities. The market price of equity securities owned by a Portfolio may go up or down, sometimes rapidly or unpredictably. Equity securities may decline in value due to factors affecting equity securities markets generally or particular industries represented in those markets. The value of an equity security may also decline for a number of reasons which directly relate to the issuer, such as management performance, financial leverage and reduced demand for the issuer’s goods or services.

Foreign (Non-U.S.) Securities

Investing in the securities of issuers in any foreign country involves special risks and considerations not typically associated with investing in U.S. companies. Shareholders should consider carefully the substantial risks involved for Portfolios that invest in securities issued by foreign companies and governments of foreign countries. These risks include: differences in accounting, auditing and financial reporting standards; generally higher commission rates on foreign portfolio transactions; the possibility of nationalization, expropriation or confiscatory taxation; adverse changes in investment or exchange control regulations; and political instability. Individual foreign economies may differ favorably or unfavorably from the U.S. economy in such respects as growth of gross domestic product, rates of inflation, capital reinvestment, resources, self-sufficiency and balance of payments position. The securities markets, values of securities, yields and risks associated with foreign securities markets may change independently of each other. Also, foreign securities and dividends and interest payable on those securities may be subject to foreign taxes, including taxes withheld from payments on those securities. Foreign securities often trade with less frequency and volume than domestic securities and therefore may exhibit greater price volatility. Investments in foreign securities may also involve higher custodial costs than domestic investments and additional transaction costs with respect to foreign currency conversions. Changes in foreign exchange rates also will affect the value of securities denominated or quoted in foreign currencies.

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Certain Portfolios also may invest in sovereign debt issued by governments, their agencies or instrumentalities, or other government-related entities. Holders of sovereign debt may be requested to participate in the rescheduling of such debt and to extend further loans to governmental entities. In addition, there is no bankruptcy proceeding by which defaulted sovereign debt may be collected.

•    Emerging Market Securities.  The Emerging Markets Bond Portfolio invests primarily in securities of issuers based in countries with developing (or “emerging market”) economies, while the Low Duration and Short-Term Portfolios may invest up to 5% of their total assets in such securities and each remaining Portfolio that may invest in foreign securities may invest up to 10% of its total assets in such securities. Investing in emerging market securities imposes risks different from, or greater than, risks of investing in domestic securities or in foreign, developed countries. These risks include: smaller market capitalization of securities markets, which may suffer periods of relative illiquidity; significant price volatility; restrictions on foreign investment; possible repatriation of investment income and capital. In addition, foreign investors may be required to register the proceeds of sales; future economic or political crises could lead to price controls, forced mergers, expropriation or confiscatory taxation, seizure, nationalization, or creation of government monopolies. The currencies of emerging market countries may experience significant declines against the U.S. dollar, and devaluation may occur subsequent to investments in these currencies by a Portfolio. Inflation and rapid fluctuations in inflation rates have had, and may continue to have, negative effects on the economies and securities markets of certain emerging market countries.

Additional risks of emerging markets securities may include: greater social, economic and political uncertainty and instability; more substantial governmental involvement in the economy; less governmental supervision and regulation; unavailability of currency hedging techniques; companies that are newly organized and small; differences in auditing and financial reporting standards, which may result in unavailability of material information about issuers; and less developed legal systems. In addition, emerging securities markets may have different clearance and settlement procedures, which may be unable to keep pace with the volume of securities transactions or otherwise make it difficult to engage in such transactions. Settlement problems may cause a Portfolio to miss attractive investment opportunities, hold a portion of its assets in cash pending investment, or be delayed in disposing of a portfolio security. Such a delay could result in possible liability to a purchaser of the security.

Each Portfolio (except the Long-Term U.S. Government and Total Return II Portfolios) may invest in Brady Bonds, which are securities created through the exchange of existing commercial bank loans to sovereign entities for new obligations in connection with a debt restructuring. Investments in Brady Bonds may be viewed as speculative. Brady Bonds acquired by a Portfolio may be subject to restructuring arrangements or to requests for new credit, which may cause the Portfolio to suffer a loss of interest or principal on any of its holdings.

Foreign (Non-U.S.) Currencies

A Portfolio that invests directly in foreign currencies or in securities that trade in, or receive revenues in, foreign currencies will be subject to currency risk. Foreign currency exchange rates may fluctuate significantly over short periods of time. They generally are determined by supply and demand in the foreign exchange markets and the relative merits of investments in different countries, actual or perceived changes in interest rates and other complex factors. Currency exchange rates also can be affected unpredictably by intervention (or the failure to intervene) by U.S. or foreign governments or central banks, or by currency controls or political developments.

• Foreign Currency Transactions.  Portfolios that invest in securities denominated in foreign currencies may enter into forward foreign currency exchange contracts and invest in foreign currency futures contracts and options on foreign currencies and futures. A forward foreign currency exchange contract, which involves an obligation to purchase or sell a specific currency at a future date at a price set at the time of the contract, reduces a Portfolio’s exposure to changes in the value of the currency it will deliver and increases its exposure to changes in the value of the currency it will receive for the duration of the contract. The effect on the value of a Portfolio

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is similar to selling securities denominated in one currency and purchasing securities denominated in another currency. A contract to sell foreign currency would limit any potential gain which might be realized if the value of the hedged currency increases. A Portfolio may enter into these contracts to hedge against foreign exchange risk, to increase exposure to a foreign currency or to shift exposure to foreign currency fluctuations from one currency to another. Suitable hedging transactions may not be available in all circumstances and there can be no assurance that a Portfolio will engage in such transactions at any given time or from time to time. Also, such transactions may not be successful and may eliminate any chance for a Portfolio to benefit from favorable fluctuations in relevant foreign currencies. A Portfolio may use one currency (or a basket of currencies) to hedge against adverse changes in the value of another currency (or a basket of currencies) when exchange rates between the two currencies are positively correlated. The Portfolio will segregate assets determined to be liquid by PIMCO to cover its obligations under forward foreign currency exchange contracts entered into for non-hedging purposes.

Repurchase Agreements

Each Portfolio may enter into repurchase agreements, in which the Portfolio purchases a security from a bank or broker-dealer and agrees to repurchase the security at the Portfolio’s cost plus interest within a specified time. If the party agreeing to repurchase should default, the Portfolio will seek to sell the securities which it holds. This could involve procedural costs or delays in addition to a loss on the securities if their value should fall below their repurchase price. Repurchase agreements maturing in more than seven days are considered illiquid securities.

Reverse Repurchase Agreements, Dollar Rolls and Other Borrowings

Each Portfolio may enter into reverse repurchase agreements and dollar rolls, subject to the Portfolio’s limitations on borrowings. A reverse repurchase agreement or dollar roll involves the sale of a security by a Portfolio and its agreement to repurchase the instrument at a specified time and price, and may be considered a form of borrowing for some purposes. A Portfolio will segregate assets determined to be liquid by PIMCO to cover its obligations under reverse repurchase agreements, dollar rolls, and other borrowings. Reverse repurchase agreements, dollar rolls and other forms of borrowings may create leveraging risk for a Portfolio.

Each Portfolio may borrow money to the extent permitted under the Investment Company Act of 1940, as amended (“1940 Act”). This means that, in general, a Portfolio may borrow money from banks for any purpose on a secured basis in an amount up to  1/3 of the Portfolio’s total assets. A Portfolio may also borrow money for temporary administrative purposes on an unsecured basis in an amount not to exceed 5% of the Portfolio’s total assets.

Derivatives

Each Portfolio (except the Money Market Portfolio) may, but is not required to, use derivative instruments for risk management purposes or as part of its investment strategies. Generally, derivatives are financial contracts whose value depends upon, or is derived from, the value of an underlying asset, reference rate or index, and may relate to stocks, bonds, interest rates, currencies or currency exchange rates, commodities, and related indexes. Examples of derivative instruments include options contracts, futures contracts, options on futures contracts and swap agreements (including, but not limited to, credit default swaps). Each Portfolio (except the Money Market Portfolio) may invest all of its assets in derivative instruments, subject to the Portfolio’s objective and policies. A portfolio manager may decide not to employ any of these strategies and there is no assurance that any derivatives strategy used by a Portfolio will succeed. A description of these and other derivative instruments that the Portfolios may use are described under “Investment Objectives and Policies” in the Statement of Additional Information.

•     A Note on the CommodityRealReturn Strategy Portfolio.  While each Portfolio (except the Money Market Portfolio) may invest in the following types of derivative instruments, the CommodityRealReturn Strategy Portfolio typically will seek to gain exposure to the commodity markets by investing in commodity-linked derivative instruments, swap transactions, or index-linked and commodity-linked “structured” notes.

53	PIMCO Variable Insurance Trust

The value of a commodity-linked derivative investment generally is based upon the price movements of a physical commodity (such as energy, mineral, or agricultural products), a commodity futures contract or commodity index, or other economic variable based upon changes in the value of commodities or the commodities markets. Swap transactions are privately negotiated agreements between a Portfolio and a counterparty to exchange or swap investment cash flows or assets at specified intervals in the future. The obligations may extend beyond one year. There is no central exchange or market for swap transactions and therefore they are less liquid investments than exchange-traded instruments. A Portfolio bears the risk that the counterparty could default under a swap agreement. Further, certain Portfolios may invest in derivative debt instruments with principal and/or coupon payments linked to the value of commodities, commodity futures contracts or the performance of commodity indices. These are “commodity-linked” or “index-linked” notes. They are sometimes referred to as “structured notes” because the terms of the debt instrument may be structured by the issuer of the note and the purchaser of the note.

The value of these notes will rise or fall in response to changes in the underlying commodity or related index of investment. These notes expose a Portfolio economically to movements in commodity prices. These notes also are subject to risks, such as credit, market and interest rate risks, that in general affect the values of debt securities. Therefore, at the maturity of the note, a Portfolio may receive more or less principal that it originally invested. A Portfolio might receive interest payments on the note that are more or less than the stated coupon interest payments.

A Portfolio’s use of derivative instruments involves risks different from, or greater than, the risks associated with investing directly in securities and other more traditional investments. A description of various risks associated with particular derivative instruments is included in “Investment Objectives and Policies” in the Statement of Additional Information. The following provides a more general discussion of important risk factors relating to all derivative instruments that may be used by the Portfolios.

Management Risk. Derivative products are highly specialized instruments that require investment techniques and risk analyses different from those associated with stocks and bonds. The use of a derivative requires an understanding not only of the underlying instrument but also of the derivative itself, without the benefit of observing the performance of the derivative under all possible market conditions.

Credit Risk. The use of a derivative instrument involves the risk that a loss may be sustained as a result of the failure of another party to the contract (usually referred to as a “counterparty”) to make required payments or otherwise comply with the contract’s terms. Additionally, credit default swaps could result in losses if a Portfolio does not correctly evaluate the creditworthiness of the company on which the credit default swap is based.

Liquidity Risk. Liquidity risk exists when a particular derivative instrument is difficult to purchase or sell. If a derivative transaction is particularly large or if the relevant market is illiquid (as is the case with many privately negotiated derivatives), it may not be possible to initiate a transaction or liquidate a position at an advantageous time or price.

Leverage Risk. Because many derivatives have a leverage component, adverse changes in the value or level of the underlying asset, reference rate or index can result in a loss substantially greater than the amount invested in the derivative itself. Certain derivatives have the potential for unlimited loss, regardless of the size of the initial investment. When a Portfolio uses derivatives for leverage, investments in that Portfolio will tend to be more volatile, resulting in larger gains or losses in response to market changes. To limit leverage risk, each Portfolio will segregate assets determined to be liquid by PIMCO in accordance with procedures established by the Board of Trustees (or, as permitted by applicable regulation, enter into certain offsetting positions) to cover its obligations under derivative instruments.

Prospectus	54

Lack of Availability. Because the markets for certain derivative instruments (including markets located in foreign countries) are relatively new and still developing, suitable derivatives transactions may not be available in all circumstances for risk management or other purposes. There is no assurance that a Portfolio will engage in derivatives transactions at any time or from time to time. A Portfolio’s ability to use derivatives may also be limited by certain regulatory and tax considerations.

Market and Other Risks. Like most other investments, derivative instruments are subject to the risk that the market value of the instrument will change in a way detrimental to a Portfolio’s interest. If a portfolio manager incorrectly forecasts the values of securities, currencies or interest rates or other economic factors in using derivatives for a Portfolio, the Portfolio might have been in a better position if it had not entered into the transaction at all. While some strategies involving derivative instruments can reduce the risk of loss, they can also reduce the opportunity for gain or even result in losses by offsetting favorable price movements in other Portfolio investments. A Portfolio may also have to buy or sell a security at a disadvantageous time or price because the Portfolio is legally required to maintain offsetting positions or asset coverage in connection with certain derivatives transactions.

Other risks in using derivatives include the risk of mispricing or improper valuation of derivatives and the inability of derivatives to correlate perfectly with underlying assets, rates and indexes. Many derivatives, in particular privately negotiated derivatives, are complex and often valued subjectively. Improper valuations can result in increased cash payment requirements to counterparties or a loss of value to a Portfolio. Also, the value of derivatives may not correlate perfectly, or at all, with the value of the assets, reference rates or indexes they are designed to closely track. In addition, a Portfolio’s use of derivatives may cause the Portfolio to realize higher amounts of short-term capital gains (generally taxed at ordinary income tax rates) than if the Portfolio had not used such instruments.

Delayed Funding Loans and Revolving Credit Facilities

The Portfolios may also enter into, or acquire participations in, delayed funding loans and revolving credit facilities, in which a lender agrees to make loans up to a maximum amount upon demand by the borrower during a specified term. These commitments may have the effect of requiring a Portfolio to increase its investment in a company at a time when it might not otherwise decide to do so (including at a time when the company’s financial condition makes it unlikely that such amounts will be repaid). To the extent that a Portfolio is committed to advance additional funds, it will segregate assets determined to be liquid by PIMCO in accordance with procedures established by the Board of Trustees in an amount sufficient to meet such commitments. Delayed funding loans and revolving credit facilities are subject to credit, interest rate and liquidity risk and the risks of being a lender.

When-Issued, Delayed Delivery and Forward Commitment Transactions

Each Portfolio may purchase securities which it is eligible to purchase on a when-issued basis, may purchase and sell such securities for delayed delivery and may make contracts to purchase such securities for a fixed price at a future date beyond normal settlement time (forward commitments). When-issued transactions, delayed delivery purchases and forward commitments involve a risk of loss if the value of the securities declines prior to the settlement date. This risk is in addition to the risk that the Portfolio’s other assets will decline in value. Therefore, these transactions may result in a form of leverage and increase a Portfolio’s overall investment exposure. Typically, no income accrues on securities a Portfolio has committed to purchase prior to the time delivery of the securities is made, although a Portfolio may earn income on securities it has segregated to cover these positions.

Investment in Other Investment Companies

The All Asset and Strategic Balanced Portfolios invest substantially all of their assets in other investment companies. The Strategic Balanced Portfolio’s investment in a particular Underlying Fund normally will exceed 25% of its total assets. The All Asset Portfolio’s investment in a particular Underlying PIMS Fund normally will not exceed 50% of its total assets. Each other Portfolio may invest up to 10% of its total assets in securities of other investment companies, such as open-end or closed-end management investment companies, or in pooled accounts

55	PIMCO Variable Insurance Trust

or other investment vehicles which invest in foreign markets. As a shareholder of any investment company, a Portfolio may indirectly bear service and other fees which are in addition to the fees the Portfolio pays its service providers.

Subject to the restrictions and limitations of the 1940 Act, each Portfolio may, in the future, elect to pursue its investment objective by investing in one or more underlying investment vehicles or companies that have substantially similar investment objectives, policies and limitations as the Portfolio.

Short Sales

Each Portfolio may make short sales as part of its overall portfolio management strategies or to offset a potential decline in value of a security. A short sale involves the sale of a security that is borrowed from a broker or other institution to complete the sale. Short sales expose a Portfolio to the risk that it will be required to acquire, convert or exchange securities to replace the borrowed securities (also known as “covering” the short position) at a time when the securities sold short have appreciated in value, thus resulting in a loss to the Portfolio. A Portfolio making a short sale must segregate assets determined to be liquid by PIMCO in accordance with procedures established by the Board of Trustees or otherwise cover its position in a permissible manner.

Illiquid Securities

Each Portfolio may invest up to 15% (10% in the case of the Money Market Portfolio) of its net assets in illiquid securities. Certain illiquid securities may require pricing at fair value as determined in good faith under the supervision of the Board of Trustees. A portfolio manager may be subject to significant delays in disposing of illiquid securities, and transactions in illiquid securities may entail registration expenses and other transaction costs that are higher than those for transactions in liquid securities. The term “illiquid securities” for this purpose means securities that cannot be disposed of within seven days in the ordinary course of business at approximately the amount at which a Portfolio has valued the securities. Restricted securities, i.e., securities subject to legal or contractual restrictions on resale, may be illiquid. However, some restricted securities (such as securities issued pursuant to Rule 144A under the Securities Act of 1933 and certain commercial paper) may be treated as liquid, although they may be less liquid than registered securities traded on established secondary markets.

Loans of Portfolio Securities

For the purpose of achieving income, each Portfolio may lend its portfolio securities to brokers, dealers, and other financial institutions provided a number of conditions are satisfied, including that the loan is fully collateralized. Please see “Investment Objectives and Policies” in the Statement of Additional Information for details. When a Portfolio lends portfolio securities, its investment performance will continue to reflect changes in the value of the securities loaned, and the Portfolio will also receive a fee or interest on the collateral. Securities lending involves the risk of loss of rights in the collateral or delay in recovery of the collateral if the borrower fails to return the security loaned or becomes insolvent. A Portfolio may pay lending fees to a party arranging the loan.

Portfolio Turnover

The length of time a Portfolio has held a particular security is not generally a consideration in investment decisions. A change in the securities held by a Portfolio is known as “portfolio turnover.” Each Portfolio may engage in frequent and active trading of portfolio securities to achieve its investment objective, particularly during periods of volatile market movements. High portfolio turnover (e.g., over 100%) involves correspondingly greater expenses to a Portfolio, including brokerage commissions or dealer mark-ups and other transaction costs on the sale of securities and reinvestments in other securities. The trading costs associated with portfolio turnover may adversely effect the Portfolio’s performance.

With respect to the Strategic Balanced Portfolio, the adviser to the Portfolio does not expect to reallocate the Portfolio’s assets among the Underlying Funds on a frequent basis so the portfolio turnover rate for the Portfolio is expected to be modest (i.e., less than 50%) in comparison to most mutual funds. With respect to the All Asset Portfolio, the asset allocation sub-adviser to the Portfolio expects portfolio turnover to be, on average, approximately 100% per year. In addition, the Portfolios indirectly bear the expenses associated with portfolio turnover of the Underlying Funds which may have fairly high portfolio turnover rates (i.e., in excess of 100%).

Prospectus	56

Temporary Defensive Positions

For temporary or defensive purposes, the Portfolios may invest without limit in U.S. debt securities, including taxable securities and short-term money market securities, when PIMCO deems it appropriate to do so. When a Portfolio engages in such strategies, it may not achieve its investment objective.

Changes in Investment Objectives and Policies

The investment objective of each Portfolio is fundamental and may not be changed without shareholder approval. Unless otherwise stated, all other investment policies of the Portfolios may be changed by the Board of Trustees without shareholder approval.

Percentage Investment Limitations

Unless otherwise stated, all percentage limitations on Portfolio investments listed in this prospectus will apply at the time of investment. A Portfolio would not violate these limitations unless an excess or deficiency occurs or exists immediately after and as a result of an investment. For each Portfolio that has adopted a policy to invest at least 80% of its assets in investments suggested by its name, the term “asset” means net assets plus the amount of borrowings for investment purposes.

Credit Ratings and Unrated Securities

Rating agencies are private services that provide ratings of the credit quality of fixed income securities, including convertible securities. Appendix A to this prospectus describes the various ratings assigned to fixed income securities by Moody’s and S&P. Ratings assigned by a rating agency are not absolute standards of credit quality and do not evaluate market risks. Rating agencies may fail to make timely changes in credit ratings and an issuer’s current financial condition may be better or worse than a rating indicates. A Portfolio will not necessarily sell a security when its rating is reduced below its rating at the time of purchase. PIMCO does not rely solely on credit ratings, and develops its own analysis of issuer credit quality.

A Portfolio may purchase unrated securities (which are not rated by a rating agency) if its portfolio manager determines that the security is of comparable quality to a rated security that the Portfolio may purchase. Unrated securities may be less liquid than comparable rated securities and involve the risk that the portfolio manager may not accurately evaluate the security’s comparative credit rating. Analysis of the creditworthiness of issuers of high yield securities may be more complex than for issuers of higher-quality fixed income securities. To the extent that a Portfolio invests in high yield and/or unrated securities, the Portfolio’s success in achieving its investment objective may depend more heavily on the portfolio manager’s creditworthiness analysis than if the Portfolio invested exclusively in higher-quality and rated securities.

Other Investments and Techniques

The Portfolios may invest in other types of securities and use a variety of investment techniques and strategies which are not described in this prospectus. These securities and techniques may subject the Portfolios to additional risks. Please see the Statement of Additional Information for additional information about the securities and investment techniques described in this prospectus and about additional securities and techniques that may be used by the Portfolios.

57	PIMCO Variable Insurance Trust

Descriptions of the Underlying PIMS Funds

Because the All Asset Portfolio invests its assets in the Underlying PIMS Funds which are not offered in this prospectus, the following provides a general description of the main investments and other information about the Underlying PIMS Funds. The Portfolio may invest in additional PIMCO Funds created in the future at the discretion of PIMCO and without shareholder approval. For a complete description of the Underlying PIMS Funds, please see the Institutional Class prospectus for the PIMCO: Pacific Investment Management Series, which is available free of charge by calling 1-800-927-4648.

		Main Investments	Duration	Credit Quality(1)	Non-U.S. Dollar Denominated Securities(2)

Short Duration Bond Funds	Money Market	Money market instruments	≤ 90 days dollar-weighted average maturity	Min 95% Prime 1; ≤ 5% Prime 2	0%

	Short-Term	Money market instruments and short maturity fixed income securities	0-1 year	B to Aaa; max 10% below Baa	0-5%(3)

	Low Duration	Short maturity fixed income securities	1-3 years	B to Aaa; max 10% below Baa	0-20%(3)

	Low Duration II	Short maturity fixed income securities with quality and non-U.S. issuer restrictions	1-3 years	A to Aaa	0%

	Low Duration III	Short maturity fixed income securities with prohibitions on firms engaged in socially sensitive practices	1-3 years	B to Aaa; max 10% below Baa	0-20%(3)

Intermediate Duration Bond Funds	GNMA	Short and intermediate maturity mortgage-related fixed income securities issued by the Government National Mortgage Association	1-7 years	Baa to Aaa; max 10% below Aaa	0%

	Moderate Duration	Short and intermediate maturity fixed income securities	2-5 years	B to Aaa; max 10% below Baa	0-20%(3)

	Total Return	Intermediate maturity fixed income securities	3-6 years	B to Aaa; max 10% below Baa	0-20%(3)

	Total Return II	Intermediate maturity fixed income securities with quality and non-U.S. issuer restrictions	3-6 years	Baa to Aaa	0%

	Total Return III	Intermediate maturity fixed income securities with prohibitions on firms engaged in socially sensitive practices	3-6 years	B to Aaa; max 10% below Baa	0-20%(3)

	Total Return Mortgage	Short and intermediate maturity mortgage-related fixed income securities	1-7 years	Baa to Aaa; max 10% below Aaa	0%

	Investment Grade Corporate Bond	Corporate fixed income securities	3-7 years	B to Aaa; max 10% below Baa	0-20%(3)

	High Yield	Higher yielding fixed income securities	2-6 years	B to Aaa; min 80% below Baa	0-15%(4)

Long Duration Bonds Funds	Long-Term U.S. Government	Long-term maturity fixed income securities	≥ 8 years	A to Aaa	0%

Real Return Funds	Real Return	Inflation-indexed fixed income securities	+/- 2 years of its Index	B to Aaa; max 10% below Baa	0-20%(3)

	Real Return II	Inflation-indexed fixed income securities	+/- 2 years of its Index	Baa to Aaa	0%

	Real Return Asset	Inflation-indexed fixed income securities	+/- 3 years of its Index	B to Aaa; max 20% below Baa	0-30%(3)

	CommodityRealReturn Strategy	Commodity-linked derivatives backed by a portfolio of inflation-indexed and other fixed income securities	0-10 years	B to Aaa; max 10% below Baa	0-20%(3)

Tax Exempt Bond Funds	Short Duration Municipal Income	Short to intermediate maturity municipal securities (exempt from federal income tax)	0-3 years	Baa to Aaa	0%

	Municipal Bond	Intermediate to long-term maturity municipal securities (exempt from federal income tax)	3-10 years	Ba to Aaa; max 10% below Baa	0%

	California Intermediate Municipal Bond	Intermediate maturity municipal securities (exempt from federal and California income tax)	3-7 years	B to Aaa; max 10% below Baa	0%

	California Municipal Bond	Intermediate to long-term maturity municipal securities (exempt from federal and California income tax)	3-12 years	B to Aaa; max 10% below Baa	0%

	New York Municipal Bond	Intermediate to long-term maturity municipal securities (exempt from federal and New York income tax)	3-12 years	B to Aaa; max 10% below Baa	0%

International Bond Funds	Global Bond	U.S. and non-U.S. intermediate maturity fixed income securities	3-7 years	B to Aaa; max 10% below Baa	25-75%(5)

	Global Bond II	U.S. and hedged non-U.S. intermediate maturity fixed income securities	3-7 years	B to Aaa; max 10% below Baa	25-75%(5)

	Foreign Bond	Intermediate maturity hedged non-U.S. fixed income securities	3-7 years	B to Aaa; max 10% below Baa	≥80%(5)

	Emerging Markets Bond	Emerging market fixed income securities	0-8 years	Max 15% below B	≥80%(5)

Convertible Funds	Convertible	Convertible securities	N/A	Caa to Aaa; max 40% below Baa and 10% below B	0-20%(3)

	European Convertible	European convertible securities	N/A	B to Aaa; max 40% below Baa	≥80%(6)

Prospectus	58

Descriptions of the Underlying PIMS Funds (continued)

		Main Investments	Duration	Credit Quality(1)	Non-U.S. Dollar Denominated Securities(2)

Equity-Related Funds	StocksPLUS	S&P 500 stock index derivatives backed by a portfolio of short-term fixed-income securities	0-1 year	B to Aaa; max 10% below Baa	0-20%(3)

	StocksPLUS Total Return	S&P 500 stock index derivatives backed by a portfolio of short and intermediate maturity fixed-income securities	1-6 years	B to Aaa; max 10% below Baa	0-20%(3)

(1)	As rated by Moody’s, or equivalently rated by S&P, or if unrated, determined by PIMCO to be of comparable quality.
(2)	Each Fund (except the California Intermediate Municipal Bond, California Municipal Bond, Long-Term U.S. Government, Low Duration II, Municipal Bond, New York Municipal Bond, Short Duration Municipal Income and Total Return II Funds) may invest beyond these limits in U.S. dollar-denominated securities of non-U.S. issuers.
(3)	The percentage limitation relates to non-U.S. Dollar-denominated securities.
(4)	The percentage limitation relates to euro-denominated securities.
(5)	The percentage limitation relates to securities of non-U.S. issuers denominated in any currency.
(6)	The percentage limitation relates to convertible securities issued by, or convertible into, an issuer located in any European country.

59	PIMCO Variable Insurance Trust

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Prospectus	60

Financial Highlights

The financial highlights table is intended to help a shareholder understand the Portfolio’s financial performance for the period of operations. Certain information reflects financial results for a single Portfolio share. The total returns in the table represent the rate that an investor would have earned or lost on an investment in the Administrative Class shares of a Portfolio (assuming reinvestment of all dividends and distributions). This information has been audited by PricewaterhouseCoopers LLP, the Portfolio’s independent auditors. Their report, along with full financial statements, appears in the Trust’s Annual Report, which is available upon request. Note: All footnotes to the financial highlights table appear at the end of the tables.

Year or Period Ended	Net Asset Value Beginning of Period	Net Investment Income(a)	Net Realized and Unrealized Gain (Loss) on Investments(a)	Total Income (Loss) from Investment Operations	Dividends from Net Investment Income	Distributions from Net Realized Capital Gains

Foreign Bond
Administrative Class
12/31/2002	$9.69	$0.35	$0.43	$0.78	$(0.36)	$(0.04)
12/31/2001	9.40	0.40	0.30	0.70	(0.41)	0.00
12/31/2000	9.42	0.51	0.25	0.76	(0.52)	(0.26)
12/31/1999(e)	10.00	0.41	(0.49)	(0.08)	(0.41)	(0.09)
High Yield
Administrative Class
12/31/2002	$7.88	$0.60	$(0.71)	$(0.11)	$(0.60)	$0.00
12/31/2001	8.33	0.64	(0.45)	0.19	(0.64)	0.00
12/31/2000	9.18	0.77	(0.85)	(0.08)	(0.77)	0.00
12/31/1999	9.67	0.77	(0.49)	0.28	(0.77)	0.00
12/31/1998(j)	10.00	0.51	(0.34)	0.17	(0.50)	0.00
Long-Term U.S. Government
Administrative Class
12/31/2002	$10.27	$0.44	$1.31	$1.75	$(0.44)	$(0.49)
12/31/2001	10.56	0.51	0.09	0.60	(0.52)	(0.37)
12/31/2000	9.22	0.56	1.34	1.90	(0.56)	0.00
12/31/1999(m)	10.00	0.36	(0.78)	(0.42)	(0.36)	0.00
Low Duration
Administrative Class
12/31/2002	$9.95	$0.34	$0.35	$0.69	$(0.35)	$(0.06)
12/31/2001	9.82	0.52	0.21	0.73	(0.54)	(0.06)
12/31/2000	9.74	0.59	0.11	0.70	(0.62)	0.00
12/31/1999(e)	10.00	0.50	(0.25)	0.25	(0.51)	0.00
Money Market
Administrative Class
12/31/2002	$1.00	$0.01	$0.00	$0.01	$(0.01)	$0.00
12/31/2001	1.00	0.04	0.00	0.04	(0.04)	0.00
12/31/2000	1.00	0.06	0.00	0.06	(0.06)	0.00
12/31/1999(t)	1.00	0.01	0.00	0.01	(0.01)	0.00
Real Return
Administrative Class
12/31/2002	$10.56	$0.48	$1.36	$1.84	$(0.48)	$(0.02)
12/31/2001	10.34	0.61	0.38	0.99	(0.63)	(0.14)
12/31/2000	9.80	0.64	0.69	1.33	(0.79)	0.00
12/31/1999(t)	10.00	0.20	(0.20)	0.00	(0.20)	0.00
Short-Term
Administrative Class
12/31/2002	$10.08	$0.28	$0.02	$0.30	$(0.29)	$(0.01)
12/31/2001	10.01	0.48	0.15	0.63	(0.52)	(0.04)
12/31/2000	10.00	0.53	0.09	0.62	(0.61)	0.00
12/31/1999(t)	10.00	0.13	0.00	0.13	(0.13)	0.00
StocksPLUS Growth and Income
Administrative Class
12/31/2002	$9.35	$0.22	$(2.10)	$(1.88)	$(0.22)	$0.00
12/31/2001	11.05	0.46	(1.74)	(1.28)	(0.42)	0.00
12/31/2000	13.56	0.76	(1.98)	(1.22)	(0.75)	(0.54)
12/31/1999	12.58	0.76	1.65	2.41	(0.61)	(0.82)
12/31/1998	10.00	0.30	2.68	2.98	(0.29)	(0.11)
Total Return
Administrative Class
12/31/2002	$9.89	$0.41	$0.47	$0.88	$(0.41)	$(0.13)
12/31/2001	9.77	0.45	0.35	0.80	(0.49)	(0.19)
12/31/2000	9.45	0.62	0.30	0.92	(0.60)	0.00
12/31/1999	10.09	0.58	(0.64)	(0.06)	(0.58)	0.00
12/31/1998	10.00	0.56	0.28	0.84	(0.56)	(0.19)

61	PIMCO Variable Insurance Trust

Total Distributions	Net Asset Value End of Period	Total Return	Net Assets End of Period (000’s)	Ratio of Expenses to Average Net Assets		Ratio of Net Investment Income to Average Net Assets	Portfolio Turnover Rate

$(0.40)	$10.07	8.19%	$16,776	0.92	% (b)(c)	3.57%	321%
(0.41)	9.69	7.59%	4,856	0.90	% (d)	4.17%	285%
(0.78)	9.40	8.36%	924	0.90%		5.38%	306%
(0.50)	9.42	(0.78)%	5,215	1.10	%*(f)(b)	4.83%*	285%

$(0.60)	$7.17	(1.19)%	$481,473	0.75	% (g)	8.27%	102%
(0.64)	7.88	2.35%	264,718	0.75	% (h)	7.88%	129%
(0.77)	8.33	(0.86)%	169,557	0.75%		8.81%	59%
(0.77)	9.18	3.01%	151,020	0.75	% (i)	8.25%	13%
(0.50)	9.67	1.80%	49,761	0.75	%*	7.90%*	13%

$(0.93)	$11.09	17.59%	$92,256	0.65	% (k)	4.05%	586%
(0.89)	10.27	5.86%	33,013	0.65	% (l)	4.75%	457%
(0.56)	10.56	21.24%	9,625	0.65%		5.70%	533%
(0.36)	9.22	(4.28)%	7,173	0.65	%*(n)	5.55%*	294%

$(0.41)	$10.23	7.05%	$19,495	0.66	% (o)(p)	3.40%	339%
(0.60)	9.95	7.61%	5,175	0.69	% (o)(q)	5.18%	661%
(0.62)	9.82	7.41%	742	0.65%		6.07%	165%
(0.51)	9.74	2.56%	5,149	0.65	%*(r)	5.74%*	11%

$(0.01)	$1.00	1.41%	$25,850	0.50%		1.41%	N/A
(0.04)	1.00	3.83%	12,860	0.50	% (s)	3.37%	N/A
(0.06)	1.00	6.01%	4,334	0.50%		5.88%	N/A
(0.01)	1.00	1.30%	3,605	0.50	%*(u)	5.14%*	N/A

$(0.50)	$11.90	17.77%	$90,724	0.66	% (o)	4.19%	87%
(0.77)	10.56	9.63%	7,406	0.66	% (o)(v)	5.63%	58%
(0.79)	10.34	14.11%	448	0.65%		6.69%	18%
(0.20)	9.80	(0.03)%	3,000	0.65	%*(w)	7.72%*	23%

$(0.30)	$10.08	3.02%	$4,340	0.60	% (x)	2.81%	60%
(0.56)	10.08	6.45%	1,683	0.61	% (y)(z)	4.74%	94%
(0.61)	10.01	6.42%	37	0.60%		5.27%	281%
(0.13)	10.00	1.32%	3,040	0.60	%*(aa)	5.17%*	N/A

$(0.22)	$7.25	(20.22)%	$218,993	0.65	% (k)	2.69%	192%
(0.42)	9.35	(11.43)%	259,926	0.67	% (o)(v)	4.60%	547%
(1.29)	11.05	(9.50)%	272,751	0.65	% (bb)	5.86%	350%
(1.43)	13.56	19.85%	230,412	0.65%		5.69%	34%
(0.40)	12.58	30.11%	58,264	0.65%		5.30%	61%

$(0.54)	$10.23	9.07%	$1,161,299	0.65	% (cc)	4.08%	222%
(0.68)	9.89	8.37%	332,823	0.65	% (l)	4.55%	217%
(0.60)	9.77	10.15%	55,533	0.65	% (bb)	6.46%	415%
(0.58)	9.45	(0.58)%	3,877	0.65	% (dd)	5.96%	102%
(0.75)	10.09	8.61%	3,259	0.65%		5.55%	139%

Prospectus	62

Financial Highlights (continued)

Year or Period Ended	Net Asset Value Beginning of Period	Net Investment Income(a)	Net Realized and Unrealized Gain (Loss) on Investments(a)	Total Income (Loss) from Investment Operations	Dividends from Net Investment Income	Distributions from Net Realized Capital Gains

Total Return II
Administrative Class
12/31/2002	$10.12	$0.38	$0.41	$0.79	$(0.40)	$(0.42)
12/31/2001	10.24	0.48	0.49	0.97	(0.48)	(0.61)
12/31/2000	9.82	0.63	0.44	1.07	(0.65)	0.00
12/31/1999(ee)	10.00	0.32	(0.18)	0.14	(0.32)	0.00

*	Annualized.
(a)	Per share amounts based on average number of shares outstanding during the period.
(b)	Ratio of net expenses to average net assets excluding interest expense is 0.90%.
(c)	If the investment manager had not reimbursed expenses, the ratio of operating expenses to average net assets would have been 0.94% for the period ended December 31, 2002.
(d)	If the investment manager had not reimbursed expenses, the ratio of operating expenses to average net assets would have been 0.91% for the period ended December 31, 2001.
(e)	Commenced operations on February 16, 1999.
(f)	If the investment manager had not reimbursed expenses, the ratio of operating expenses to average net assets would have been 1.25% for the period ended December 31, 1999.
(g)	If the investment manager had not reimbursed expenses, the ratio of operating expenses to average net assets would have been 0.76% for the period ended December 31, 2002.
(h)	If the investment manager had not reimbursed expenses, the ratio of operating expenses to average net assets would have been 0.76% for the period ended December 31, 2001.
(i)	If the investment manager had not reimbursed expenses, the ratio of operating expenses to average net assets would have been 0.76% for the period ended December 31, 1999.
(j)	Commenced operations on April 30, 1998.
(k)	If the investment manager had not reimbursed expenses, the ratio of operating expenses to average net assets would have been 0.66% for the period ended December 31, 2002.
(l)	If the investment manager had not reimbursed expenses, the ratio of operating expenses to average net assets would have been 0.66% for the period ended December 31, 2001.
(m)	Commenced operations on April 30, 1999.
(n)	If the investment manager had not reimbursed expenses, the ratio of operating expenses to average net assets would have been 0.71% for the period ended December 31, 1999.
(o)	Ratio of net expenses to average net assets excluding interest expense is 0.65%.
(p)	If the investment manager had not reimbursed expenses, the ratio of operating expenses to average net assets would have been 0.67% for the period ended December 31, 2002.
(q)	If the investment manager had not reimbursed expenses, the ratio of operating expenses to average net assets would have been 0.70% for the period ended December 31, 2001.
(r)	If the investment manager had not reimbursed expenses, the ratio of operating expenses to average net assets would have been 0.78% for the period ended December 31, 1999.
(s)	If the investment manager had not reimbursed expenses, the ratio of operating expenses to average net assets would have been 0.51% for the period ended December 31, 2001.
(t)	Commenced operations on September 30, 1999.
(u)	If the investment manager had not reimbursed expenses, the ratio of operating expenses to average net assets would have been 1.27% for the period ended December 31, 1999.
(v)	If the investment manager had not reimbursed expenses, the ratio of operating expenses to average net assets would have been 0.67% for the period ended December 31, 2001.
(w)	If the investment manager had not reimbursed expenses, the ratio of operating expenses to average net assets would have been 0.92% for the period ended December 31, 1999.
(x)	If the investment manager had not reimbursed expenses, the ratio of operating expenses to average net assets would have been 0.61% for the period ended December 31, 2002.
(y)	Ratio of net expenses to average net assets excluding interest expense is 0.60%.
(z)	If the investment manager had not reimbursed expenses, the ratio of operating expenses to average net assets would have been 0.62% for the period ended December 31, 2001.
(aa)	If the investment manager had not reimbursed expenses, the ratio of operating expenses to average net assets would have been 1.42% for the period ended December 31, 1999.
(bb)	If the investment manager had not reimbursed expenses, the ratio of operating expenses to average net assets would have been 0.66% for the period ended December 31, 2000.
(cc)	If the investment manager had not reimbursed expenses, the ratio of operating expenses to average net assets would have been 0.66% for the period ended December 31, 2002.
(dd)	If the investment manager had not reimbursed expenses, the ratio of operating expenses to average net assets would have been 0.69% for the period ended December 31, 1999.
(ee)	Commenced operations on May 28, 1999.

63	PIMCO Variable Insurance Trust

Total Distributions	Net Asset Value End of Period	Total Return	Net Assets End of Period (000’s)	Ratio of Expenses to Average Net Assets		Ratio of Net Investment Income to Average Net Assets	Portfolio Turnover Rate

$(0.82)	$10.09	7.97%	$16,882	0.66	% (o)	3.73%	418%
(1.09)	10.12	9.72%	2,403	0.65	% (l)	4.56%	606%
(0.65)	10.24	11.30%	2,203	0.65%		6.34%	937%
(0.32)	9.82	1.41%	5,128	0.65	%*(r)	5.38%*	378%

Prospectus	64

Appendix A

Description of Securities Ratings

A Portfolio’s investments may range in quality from securities rated in the lowest category in which the Portfolio is permitted to invest to securities rated in the highest category (as rated by Moody’s or S&P or, if unrated, determined by PIMCO to be of comparable quality). The percentage of a Portfolio’s assets invested in securities in a particular rating category will vary. Following is a description of Moody’s and S&P’s ratings applicable to fixed income securities.

High Quality Debt Securities are those rated in one of the two lightest rating categories (the highest category for commercial pages) or, if unrated, deemed comparable by PIMCO.

Investment Grade Debt Securities are those rated in one of the four highest rating categories, or if unrated deemed comparable by PIMCO.

Below Investment Grade High Yield Securities (“Junk Bonds”) are those rated lower than Baa by Moody’s or BBB by S&P and comparable securities. They are deemed predominantly speculative with respect to the issuer’s ability to repay principal and interest.

Following is a description of Moody’s and S&P’s rating categories applicable to fixed income securities.

Moody's Investors Service, Inc.

Moody’s Long-Term Ratings: Bonds and Preferred Stock

Aaa: Bonds which are rated Aaa are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as “gilt edge.” Interest payments are protected by a large or by an exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

Aa: Bonds which are rated Aa are judged to be of high quality by all standards. Together with the Aaa group they comprise what are generally known as high-grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in Aaa securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present that make the long-term risks appear somewhat larger than with Aaa securities.

A: Bonds which are rated A possess many favorable investment attributes and are to be considered as upper-medium-grade obligations. Factors giving security to principal and interest are considered adequate but elements may be present that suggest a susceptibility to impairment sometime in the future.

Baa: Bonds which are rated Baa are considered as medium-grade obligations (i.e., they are neither highly protected nor poorly secured). Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.

Ba: Bonds which are rated Ba are judged to have speculative elements; their future cannot be considered as well-assured. Often the protection of interest and principal payments may be very moderate and thereby not well safeguarded during both good and bad times over the future. Uncertainty of position characterizes bonds in this class.

B: Bonds which are rated B generally lack characteristics of a desirable investment. Assurance of interest and principal payments or of maintenance of other terms of the contract over any long period of time may be small.

Prospectus	A-	1

Caa: Bonds which are rated Caa are of poor standing. Such issues may be in default or there may be present elements of danger with respect to principal or interest.

Ca: Bonds which are rated Ca represent obligations which are speculative in a high degree. Such issues are often in default or have other marked shortcomings.

C: Bonds which are rated C are the lowest rated class of bonds and issues so rated can be regarded as having extremely poor prospects of ever attaining any real investment standing.

Moody’s applies numerical modifiers, 1, 2, and 3 in each generic rating classified from Aa through B in its corporate bond rating system. The modifier 1 indicates that the security ranks in the higher end of its generic rating category; the modifier 2 indicates a mid-range ranking; and the modifier 3 indicates that the issue ranks in the lower end of its generic rating category.

Corporate Short-Term Debt Ratings

Moody’s short-term debt ratings are opinions of the ability of issuers to repay punctually senior debt obligations which have an original maturity not exceeding one year. Obligations relying upon support mechanisms such as letters of credit and bonds of indemnity are excluded unless explicitly rated.

Moody’s employs the following three designations, all judged to be investment grade, to indicate the relative repayment ability of rated issuers:

PRIME-1: Issuers rated Prime-1 (or supporting institutions) have a superior ability for repayment of senior short-term debt obligations. Prime-1 repayment ability will often be evidenced by many of the following characteristics: leading market positions in well-established industries; high rates of return on funds employed; conservative capitalization structure with moderate reliance on debt and ample asset protection; broad margins in earnings coverage of fixed financial charges and high internal cash generation; and well-established access to a range of financial markets and assured sources of alternate liquidity.

PRIME-2: Issuers rated Prime-2 (or supporting institutions) have a strong ability for repayment of senior short-term debt obligations. This will normally be evidenced by many of the characteristics cited above but to a lesser degree. Earnings trends and coverage ratios, while sound, may be more subject to variation. Capitalization characteristics, while still appropriate, may be more affected by external conditions. Ample alternate liquidity is maintained.

PRIME-3: Issuers rated Prime-3 (or supporting institutions) have an acceptable ability for repayment of senior short-term obligations. The effect of industry characteristics and market compositions may be more pronounced. Variability in earnings and profitability may result in changes in the level of debt protection measurements and may require relatively high financial leverage. Adequate alternate liquidity is maintained.

NOT PRIME: Issuers rated Not Prime do not fall within any of the Prime rating categories.

Short-Term Municipal Bond Ratings

There are three rating categories for short-term municipal bonds that define an investment grade situation, which are listed below. In the case of variable rate demand obligations (VRDOs), a two-component rating is assigned. The first element represents an evaluation of the degree of risk associated with scheduled principal and interest payments, and the other represents an evaluation of the degree of risk associated with the demand feature. The short-term rating assigned to the demand feature of VRDOs is designated as VMIG. When either the long- or short-term aspect of a VRDO is not rated, that piece is designated NR, e.g., Aaa/NR or  NR/VMIG 1. MIG ratings terminate at the retirement of the obligation while VMIG rating expiration will be a function of each issue’s specific structural or credit features.

MIG 1/VMIG 1: This designation denotes best quality. There is present strong protection by established cash flows, superior liquidity support or demonstrated broad-based access to the market for refinancing.

A-2	PIMCO Variable Insurance Trust

MIG 2/VMIG 2: This designation denotes high quality. Margins of protection are ample although not so large as in the preceding group.

MIG 3/VMIG 3: This designation denotes favorable quality. All security elements are accounted for but there is lacking the undeniable strength of the preceding grades. Liquidity and cash flow protection may be narrow and market access for refinancing is likely to be less well established.

SG: This designation denotes speculative quality. Debt instruments in this category lack margins of protection.

Standard & Poor's Ratings Services

Corporate and Municipal Bond Ratings

Investment Grade

AAA: Debt rated AAA has the highest rating assigned by S&P’s. Capacity to pay interest and repay principal is extremely strong.

AA: Debt rated AA has a very strong capacity to pay interest and repay principal and differs from the highest rated issues only in small degree.

A: Debt rated A has a strong capacity to pay interest and repay principal although it is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than debt in higher rated categories.

BBB: Debt rated BBB is regarded as having an adequate capacity to pay interest and repay principal. Whereas it normally exhibits adequate protection parameters, adverse economic conditions, or changing circumstances are more likely to lead to a weakened capacity to pay interest and repay principal for debt in this category than in higher-rated categories.

Speculative Grade

Debt rated BB, B, CCC, CC, and C is regarded as having predominantly speculative characteristics with respect to capacity to pay interest and repay principal. BB indicates the least degree of speculation and C the highest. While such debt will likely have some quality and protective characteristics, these are outweighed by large uncertainties or major exposures to adverse conditions.

BB: Debt rated BB has less near-term vulnerability to default than other speculative issues. However, it faces major ongoing uncertainties or exposure to adverse business, financial, or economic conditions which could lead to inadequate capacity to meet timely interest and principal payments. The BB rating category also is used for debt subordinated to senior debt that is assigned an actual or implied BBB- rating.

B: Debt rated B has a greater vulnerability to default but currently has the capacity to meet interest payments and principal repayments. Adverse business, financial, or economic conditions will likely impair capacity or willingness to pay interest and repay principal. The B rating category also is used for debt subordinated to senior debt that is assigned an actual or implied BB or BB- rating.

CCC: Debt rated CCC has a currently identifiable vulnerability to default and is dependent upon favorable business, financial, and economic conditions to meet timely payment of interest and repayment of principal. In the event of adverse business, financial or economic conditions, it is not likely to have the capacity to pay interest and repay principal. The CCC rating category also is used for debt subordinated to senior debt that is assigned an actual or implied B or B- rating.

CC: The rating CC is typically applied to debt subordinated to senior debt that is assigned an actual or implied CCC rating.

C: The rating C is typically applied to debt subordinated to senior debt that is assigned an actual or implied CCC-debt rating. The C rating may be used to cover a situation where a bankruptcy petition has been filed, but debt service payments are continued.

Prospectus	A-	3

CI: The rating CI is reserved for income bonds on which no interest is being paid.

D: Debt rated D is in payment default. The D rating category is used when interest payments or principal payments are not made on the date due even if the applicable grace period has not expired, unless S&P believes that such payments will be made during such grace period. The D rating will also be used upon the filing of a bankruptcy petition if debt service payments are jeopardized.

Plus (+) or Minus (-): The ratings from AA to CCC may be modified by the addition of a plus or minus sign to show relative standing within the major rating categories.

Provisional ratings: The letter “p” indicates that the rating is provisional. A provisional rating assumes the successful completion of the project being financed by the debt being rated and indicates that payment of debt service requirements is largely or entirely dependent upon the successful and timely completion of the project. This rating, however, while addressing credit quality after completion of the project, makes no comment on the likelihood of, or the risk of default upon failure of, such completion. The investor should exercise his own judgment with respect to such likelihood and risk.

r: The “r” is attached to highlight derivative, hybrid, and certain other obligations that S&P believes may experience high volatility or high variability in expected returns due to non-credit risks. Examples of such obligations are: securities whose principal or interest return is indexed to equities, commodities, or currencies; certain swaps and options; and interest only and principal only mortgage securities.

The absence of an “r” symbol should not be taken as an indication that an obligation will exhibit no volatility or variability in total return.

N.R.: Not rated.

Debt obligations of issuers outside the United States and its territories are rated on the same basis as domestic corporate and municipal issues. The ratings measure the creditworthiness of the obligor but do not take into account currency exchange and related uncertainties.

Commercial Paper Rating Definitions

A S&P’s commercial paper rating is a current assessment of the likelihood of timely payment of debt having an original maturity of no more than 365 days. Ratings are graded into several categories, ranging from A for the highest quality obligations to D for the lowest. These categories are as follows:

A-1: This highest category indicates that the degree of safety regarding timely payment is strong. Those issues determined to possess extremely strong safety characteristics are denoted with a plus sign (+) designation.

A-2: Capacity for timely payment on issues with this designation is satisfactory. However, the relative degree of safety is not as high as for issues designated A-1.

A-3: Issues carrying this designation have adequate capacity for timely payment. They are, however, more vulnerable to the adverse effects of changes in circumstances than obligations carrying the higher designations.

B: Issues rated B are regarded as having only speculative capacity for timely payment.

C: This rating is assigned to short-term debt obligations with a doubtful capacity for payment.

D: Debt rated D is in payment default. The D rating category is used when interest payments or principal payments are not made on the date due, even if the applicable grace period has not expired, unless S&P believes that such payments will be made during such grace period.

A commercial paper rating is not a recommendation to purchase, sell or hold a security inasmuch as it does not comment as to market price or suitability for a particular investor. The ratings are based on current information furnished to S&P’s by the issuer or obtained from other sources it considers reliable. S&P’s does not perform an audit in connection with any rating and may, on occasion, rely on unaudited financial information. The ratings may be changed, suspended, or withdrawn as a result of changes in or unavailability of such information.

A-4	PIMCO Variable Insurance Trust

PIMCO  Variable  Insurance  Trust

INVESTMENT ADVISER AND ADMINISTRATOR

PIMCO, 840 Newport Center Drive, Suite 300, Newport Beach, CA 92660

CUSTODIAN

State Street Bank & Trust Co., 801 Pennsylvania, Kansas City, MO 64105

TRANSFER AGENT

National Financial Data Services, 330 W. 9th Street, 4th Floor, Kansas City, MO 64105

INDEPENDENT ACCOUNTANTS

PricewaterhouseCoopers LLP, 1055 Broadway, Kansas City, MO 64105

LEGAL COUNSEL

Dechert LLP, 1775 I Street N.W., Washington, D.C. 20006

The Trust’s Statement of Additional Information (“SAI”) and annual and semi-annual reports to shareholders include additional information about the Portfolios. The SAI and the financial statements included in the

Portfolios’ most recent annual

report to shareholders are incor-

porated by reference into this

prospectus, which means they are

part of this prospectus for legal

purposes. The Portfolios’ annual

report discusses the market condi-

tions and investment strategies

that significantly affected each

Portfolio’s performance during its last fiscal year.

You may get free copies of any of these materials, request other information about a Portfolio, or make shareholder inquiries by calling the Trust at 1-800-927-4648 or by writing to:

PIMCO Variable Insurance Trust

840 Newport Center Drive

Suite 300

Newport Beach, CA 92660

You may review and copy informa-

tion about the Trust, including its SAI, at the Securities and Exchange Commission’s public reference room in Washington, D.C. You may call the Commission at 1-202-942-8090 for information about the operation of the public reference room. You may also access reports and other informa- tion about the Trust on the Commission’s Web site at www.sec.gov. You may get copies of this information, with payment of a duplication fee, by writing the Public Reference Section of the Commission, Washington, D.C.

20549-0102, or by e-mailing your request to publicinfo@sec.gov.

Reference the Trust’s Investment Company Act file number in your correspondence.

Investment Company Act file number: 811-8399

PIMCO Funds

840 Newport Center Drive

Suite 300

Newport Beach, CA 92660

PIMCO Funds Prospectus

PIMCO
Variable
Insurance
Trust

May 1, 2003

Share Class

Ins Institutional

--------------------------------------------------------------------------------
SHORT DURATION BOND PORTFOLIOS
Money Market Portfolio
Short-Term Portfolio
Low Duration Portfolio

--------------------------------------------------------------------------------
INTERMEDIATE DURATION BOND PORTFOLIOS
Total Return Portfolio
Total Return Portfolio II
High Yield Portfolio

--------------------------------------------------------------------------------
LONG DURATION BOND PORTFOLIOS
Long-Term U.S. Government Portfolio

--------------------------------------------------------------------------------
REAL RETURN PORTFOLIOS
Real Return Portfolio
CommodityRealReturn Strategy Portfolio

--------------------------------------------------------------------------------
INTERNATIONAL BOND PORTFOLIOS
Global Bond Portfolio
Foreign Bond Portfolio
Emerging Markets Bond Portfolio

--------------------------------------------------------------------------------
STRATEGIC ASSET ALLOCATION PORTFOLIOS
Strategic Balanced Portfolio
All Asset Portfolio

--------------------------------------------------------------------------------
EQUITY-RELATED PORTFOLIOS
StocksPLUS Growth and Income Portfolio
StocksPLUS Total Return Portfolio

This cover is not part of the Prospectus

Prospectus

PIMCO Variable Insurance Trust

May 1, 2003

Institutional Class Shares

This prospectus describes 16 separate investment portfolios (the "Portfolios"), offered by the PIMCO Variable Insurance Trust (the "Trust"). The Portfolios
provide access to the professional investment management services offered by
Pacific Investment Management Company LLC ("PIMCO").

This prospectus explains what you should know about the Portfolios before you invest. Please read it carefully.

Shares of the Portfolios currently are sold to segregated asset accounts
("Separate Accounts") of insurance companies that fund variable annuity contracts and variable life insurance policies ("Variable Contracts"). Assets in the Separate Account are invested in shares of the Portfolios in accordance with allocation instructions received from owners of the Variable Contracts
("Variable Contract Owners"). Variable Contract Owners do not deal directly with the Portfolios to purchase or redeem shares. The allocation rights of Variable
Contract Owners are described in the accompanying Separate Account prospectus.
Shares of the Portfolios also may be sold to qualified pension and retirement plans outside of the separate account context.

This prospectus should be read in conjunction with the prospectus of the
Separate Account. Both prospectuses should be read carefully and retained for future reference.

The Securities and Exchange Commission has not approved or disapproved these securities, or determined if this prospectus is truthful or complete. Any representation to the contrary is a criminal offense.

                                        1

Summary Information                                                   3
Portfolio Summaries
   All Asset Portfolio                                                5
   CommodityRealReturn Strategy Portfolio                             8
   Emerging Markets Bond Portfolio                                   11
   Foreign Bond Portfolio                                            14
   Global Bond Portfolio                                             17
   High Yield Portfolio                                              20
   Long-Term U.S. Government Portfolio                               24
   Low Duration Portfolio                                            27
   Money Market Portfolio                                            30
   Real Return Portfolio                                             32
   Short-Term Portfolio                                              35
   StocksPLUS Growth and Income Portfolio                            37
   StocksPLUS Total Return Portfolio                                 40
   Strategic Balanced Portfolio                                      43
   Total Return Portfolio                                            46
   Total Return Portfolio II                                         49
Summary of Principal Risks                                           51
Management of the Portfolios                                         54
Institutional Class Shares                                           56
Purchases and Redemptions                                            57
How Portfolio Shares are Priced                                      58
Tax Consequences                                                     58
Characteristics and Risks of Securities and Investment Techniques    60
Descriptions of the Underlying PIMS Funds                            68
Financial Highlights                                                 71
Appendix A--Description of Securities Ratings                       A-1

                                        2

Summary Information

The table below compares certain investment characteristics of the Portfolios.
Other important characteristics are described in the individual Portfolio
Summaries beginning on page 5. Following the table are certain key concepts which are used throughout the prospectus.

                                                                                                                 Non-U.S.
                                                                                                                 Dollar
                                                                                                                 Denominated
                                      Main Investments                        Duration      Credit Quality/(1)/  Securities/(2)/
--------------------------------------------------------------------------------------------------------------------------------
Short Duration   Money Market         Money market instruments                (less than    Min. 95% Prime 1;    0%
Bond Portfolios                                                               or equal to)  (less than or equal
                                                                              90 days       to) 5% Prime 2
                                                                              dollar-
                                                                              weighted
                                                                              average
                                                                              maturity
                 ---------------------------------------------------------------------------------------------------------------
                 Short-Term           Money market instruments and short      0-1 year      B to Aaa; max 10%    0-5%/(3)/
                                      maturity fixed income securities                      below Baa
                 ---------------------------------------------------------------------------------------------------------------
                 Low Duration         Short maturity fixed income             1-3 years     B to Aaa; max 10%    0-20%/(3)/
                                      securities                                            below Baa
--------------------------------------------------------------------------------------------------------------------------------
Intermediate     Total Return         Intermediate maturity fixed income      3-6 years     B to Aaa; max 10%    0-20%/(3)/
Duration Bond                         securities                                            below Baa
Portfolio        ---------------------------------------------------------------------------------------------------------------
                 Total Return II      Intermediate maturity fixed income      3-6 years     Baa to Aaa           0%
                                      securities with quality and non-U.S.
                                      issuer restrictions
                 ---------------------------------------------------------------------------------------------------------------
                 High Yield           Higher yielding fixed income            2-6 years     B to Aaa; min 80%    0-15%/(4)/
                                      securities                                            below Baa
--------------------------------------------------------------------------------------------------------------------------------
Long Duration    Long-Term            Long-term maturity fixed income         (greater      A to Aaa             0%
Bond Portfolios  U.S. Government      securities                              than or
                                                                              equal to)
                                                                              8 years
-------------------------------------------------------------------------------------------------------------------------------
Real Return      Real Return          Inflation-indexed fixed income          +/- 2 years   B to Aaa; max 10%    0-20%/(3)/
Portfolios                            securities                              of its Index  below Baa
                 --------------------------------------------------------------------------------------------------------------
                 CommodityRealReturn  Commodity-linked derivatives backed     0-10 years    B to Aaa; max 10%    0-20%/(3)/
                 Strategy             by a portfolio of inflation-indexed                   below Baa
                                      and other fixed income securities
-------------------------------------------------------------------------------------------------------------------------------
International    Global Bond          U.S. and non-U.S. intermediate          3-7 years     B to Aaa; max        25-75%/(5)/
Bond Portfolios                       maturity fixed income securities
                 --------------------------------------------------------------------------------------------------------------
                 Foreign Bond         Intermediate maturity hedged non-U.S.   3-7 years     B to Aaa; max        (greater than
                                      fixed income securities                               10% below Baa        or equal to)
                                                                                                                 80%/(5)/
                 --------------------------------------------------------------------------------------------------------------
                 Emerging Markets     Emerging market fixed income            0-8 years     Max 15% below B      (greater than
                 Bond                 securities                                                                 or equal to)
                                                                                                                 80%/(5)/
-------------------------------------------------------------------------------------------------------------------------------
Strategic Asset  Strategic Balanced   45-75% in the StocksPLUS Growth and     Average of    Average of           Average of
Allocation                            Income Portfolio; 25-55% in the         Portfolios    Portfolios           Portfolios
Portfolios                            Total Return Portfolio                  held/(6)/     held/(6)/            held/(6)/
                 --------------------------------------------------------------------------------------------------------------
                 All Asset            Other PIMCO Funds                       Average of    Average of           Average of
                                                                              PIMCO Funds   PIMCO Funds          PIMCO Funds
                                                                              held/(7)/     held/(7)/            held/(7)/
-------------------------------------------------------------------------------------------------------------------------------
Equity-Related   Stocks PLUS Growth   S&P 500 stock index derivatives         0-1 year      B to Aaa; max        0-20%/(3)/
Portfolios       and Income           backed by a portfolio of short-term                   10% below Baa
                                      fixed income securities
-------------------------------------------------------------------------------------------------------------------------------
                 StocksPLUS Total     S&P 500 stock index derivatives backed  1-6 years     B to Aaa; max         0-20%/(3)/
                 Return               by a portfolio of short and                           10% below Baa
                                      intermediate maturity fixed-income
                                      securities
-------------------------------------------------------------------------------------------------------------------------------
/(1)/As rated by Moody's Investors Service, Inc. ("Moody's"), or equivalently rated by Standard & Poor's Ratings Services ("S&P"), or if unrated, determined by PIMCO to be of comparable quality.
/(2)/Each Portfolio (except the Long-Term U.S. Government and Total Return II
     Portfolios) may invest beyond this limit in U.S. dollar-denominated securities.
/(3)/The percentage limitation relates to non-U.S. dollar-denominated securities.
/(4)/The percentage limitation relates to euro-denominated securities.
/(5)/The percentage limitation relates to securities of non-U.S. issuers denominated in any currency.
/(6)/The Portfolio does not invest in securities directly, but in other
     Portfolios of the Trust.
/(7)/The Portfolio does not invest in securities directly, but in other PIMCO
     Funds.

                                        3

Summary Information (continued)

Fixed Income Instruments
The "Fixed Income Portfolios" are the Emerging Markets Bond, Foreign Bond,
Global Bond, High Yield, Long-Term U.S. Government, Low Duration, Money Market,
Real Return, Short-Term, Total Return and Total Return II Portfolios. Each of
the Fixed Income Portfolios differs from the others primarily in the length of the Portfolio's duration or the proportion of its investments in certain types of fixed income securities. "Fixed Income Instruments," as used in this prospectus, includes:

..    securities issued or guaranteed by the U.S. Government, its agencies or government-sponsored enterprises ("U.S. Government Securities");

..    corporate debt securities of U.S. and non-U.S. issuers, including convertible securities and corporate commercial paper;

..    mortgage-backed and other asset-backed securities;

..    inflation-indexed bonds issued both by governments and corporations;

..    structured notes, including hybrid or "indexed" securities, event-linked bonds and loan participations;

..    delayed funding loans and revolving credit facilities;

..    bank certificates of deposit, fixed time deposits and bankers' acceptances;

..    repurchase agreements and reverse repurchase agreements;

..    debt securities issued by states or local governments and their agencies, authorities and other government-sponsored enterprises;

..    obligations of non-U.S. governments or their subdivisions, agencies and government-sponsored enterprises; and

..    obligations of international agencies or supranational entities.

Duration
Duration is a measure of the expected life of a fixed income security that is used to determine the sensitivity of a security's price to changes in interest rates. The longer a security's duration, the more sensitive it will be to changes in interest rates. Similarly, a Portfolio with a longer average portfolio duration will be more sensitive to changes in interest rates than a
Portfolio with a shorter average portfolio duration.

Credit Ratings
In this prospectus, references are made to credit ratings of debt securities which measure an issuer's expected ability to pay principal and interest on time. Credit ratings are determined by rating organizations, such as S&P or
Moody's. The following terms are generally used to describe the credit quality of debt securities depending on the security's credit rating or, if unrated, credit quality as determined by PIMCO:

..    high quality

..    investment grade

..    below investment grade ("high yield securities" or "junk bonds")

     For a further description of credit ratings, see "Appendix A--Description of Securities Ratings."

Portfolio Descriptions, Performance and Fees
The Portfolios provide a broad range of investment choices. The following summaries identify each Portfolio's investment objective, principal investments and strategies, principal risks, performance information and fees and expenses.
A more detailed "Summary of Principal Risks" describing principal risks of investing in the Portfolios begins after the Portfolio Summaries. Investors should be aware that the investments made by a Portfolio and the results achieved by a Portfolio at any given time are not expected to be the same as those made by other mutual funds for which PIMCO acts as investment adviser, including mutual funds with names, investment objectives and policies similar to the Portfolios.

     It is possible to lose money on investments in the Portfolios.

     An investment in a Portfolio is not a deposit of a bank and is not guaranteed or insured by the Federal Deposit Insurance Corporation or any other government agency.

Investments made by the All Asset and Strategic Balanced Portfolios
The All Asset Portfolio is intended for investors who prefer to have their asset allocation decisions made by professional money managers. The All Asset
Portfolio may invest in any of the funds of the PIMCO Funds: Pacific Investment
Management Series, an affiliated open-end investment company, except the
Strategic Balanced and All Asset Funds ("Underlying PIMS Funds"). The Underlying
PIMS Funds in which the All Asset Portfolio invests are not offered in this prospectus. The Strategic Balanced Portfolio invests all of its assets in shares of the StocksPLUS Growth and Income Portfolio and Total Return Portfolio which are offered in this prospectus. The funds in which the All Asset and Strategic
Balanced Portfolios invest are collectively called Underlying Funds in this prospectus.

                                        4

PIMCO All Asset Portfolio

--------------------------------------------------------------------------------

Principal Investments and Strategies

Investment Objective

Seeks maximum real return consistent with preservation of real capital and prudent investment management

Portfolio Focus
Underlying PIMCO Funds

Average Portfolio Duration
Average of PIMCO Funds held

Credit Quality
Average of PIMCO Funds held

Dividend Frequency
Declared and distributed quarterly

     The Portfolio seeks to achieve its investment objective by investing under normal circumstances substantially all of its assets in Institutional Class shares of the PIMCO Funds: Pacific Investment Management Series, an affiliated open-end investment company, except the All Asset and Strategic Balanced Funds
("Underlying PIMS Funds"). The Portfolio invests its assets in shares of the
Underlying PIMS Funds and does not invest directly in stocks or bonds of other issuers. Research Affiliates, the Portfolio's asset allocation sub-adviser, determines how the Portfolio allocates and reallocates its assets among the
Underlying PIMS Funds. The asset allocation sub-adviser attempts to diversify the Portfolio's assets broadly among the Underlying PIMS Funds. Please see
"Description of the Underlying PIMS Funds" in this prospectus for information about their investment styles and primary investments.

     The Portfolio may invest in any or all of the Underlying PIMS Funds, but will not normally invest in every Underlying PIMS Fund at any particular time.
The Portfolio's investment in a particular Underlying PIMS Fund normally will not exceed 50% of its total assets. The Portfolio's combined investments in the
StocksPLUS and StocksPLUS Total Return Funds normally will not exceed 50% of its total assets. In addition, the Portfolio's combined investments in the Real
Return, Real Return II, Real Return Asset and CommodityRealReturn Strategy Funds
normally will not exceed 67% of its total assets. The Portfolio's assets are not allocated according to a predetermined blend of shares of the Underlying PIMS
Funds. Instead, when making allocation decisions among the Underlying PIMS
Funds, the Portfolio's asset allocation sub-adviser considers various quantitative and qualitative data relating to the U.S. and foreign economies and securities markets. This data includes projected growth trends in the U.S. and foreign economies, forecasts for interest rates and the relationship between short-and long-term interest rates (yield curve), current and projected trends in inflation, relative valuation levels in the equity and fixed income markets and various industrial sectors, information relating to business cycles, borrowing needs and the cost of capital, political trends data relating to trade balances and labor information. The Portfolio's asset allocation sub-adviser has the flexibility to reallocate the Portfolio's assets among any or all of the
Underlying PIMS Funds based on its ongoing analyses of the equity, fixed income and commodity markets.

     The Portfolio is a "fund of funds," which is a term used to describe mutual funds that pursue their investment objective by investing in other mutual funds.
The cost of investing in the Portfolio will generally be higher than the cost of investing in a mutual fund that invests directly in individual stocks and bonds.
By investing in the Portfolio, an investor will indirectly bear fees and expenses charged by the Underlying PIMS Funds in addition to the Portfolio's direct fees and expenses. In addition, the use of a fund of funds structure could affect the timing, amount and character of distributions to the shareholders and may therefore increase the amount of taxes payable by shareholders. In addition to the Underlying PIMS Funds, the Portfolio may invest in additional PIMCO Funds created in the future at the discretion of PIMCO and without shareholder approval.

--------------------------------------------------------------------------------

Principal Risks
Among the principal risks of investing in the Portfolio, which could adversely affect its net asset value, yield and total return of the Portfolio, are:

..    Allocation Risk
..    Underlying Fund Risks

                                        5

Among the principal risks of investing in the Underlying PIMS Funds, and consequently the Portfolio, which could adversely affect its net asset value, yield and total return, are:

..    Interest Rate Risk
..    Credit Risk
..    High Yield Risk
..    Market Risk
..    Issuer Risk
..    Liquidity Risk
..    Derivatives Risk
..    Commodity Risk
..    Mortgage Risk
..    Foreign Investment Risk
..    Emerging Markets Risk
..    European Concentration Risk
..    Currency Risk
..    Issuer Non-Diversification Risk
..    Leveraging Risk
..    Smaller Company Risk
..    Management Risk
..    California State Specific Risk
..    New York State Specific Risk

Please see "Summary of Principal Risks" following the Portfolio Summaries for a description of these and other risks associated with the Underlying PIMS Funds and an investment in the Portfolio.

--------------------------------------------------------------------------------

Performance Information
The Portfolio does not have a full calendar year of performance. Thus, no bar chart or annual returns table is included for the Portfolio.

                                        6

PIMCO All Asset Portfolio (continued)

Fees and Expenses of the Portfolio
These tables describe the fees and expenses (including Underlying PIMS Fund fees) you may pay if you buy and hold Institutional Class shares of the
Portfolio. Overall fees and expenses of investing in the Portfolio are higher than shown because the table does not reflect variable contract fees and expenses.

Shareholder Fees (fees paid directly from your investment) None

Annual Portfolio Operating Expenses (expenses that are deducted from Portfolio assets)

                                                                        Total Annual
                                                        Underlying      Portfolio                       Net Portfolio
                Advisory                Other           PIMS Fund       Operating      Expense          Operating
Share Class     Fees     Service Fees   Expenses/(1)/   Expenses/(2)/   Expenses       Reduction/(3)/   Expenses
-----------------------------------------------------------------------------------------------------------------------
Institutional   0.20%    None           0.33%           0.60%           1.13%          (0.08%)          1.05%
-----------------------------------------------------------------------------------------------------------------------
/(1)/Other Expenses, which are based on estimated amounts for the initial fiscal year of the class, reflect an administrative fee of 0.25%, organizational expenses and pro rata Trustees' fees.
/(2)/Underlying PIMS Fund Expenses for the Portfolio are estimated based upon an allocation of the Portfolio's assets among the Underlying PIMS Funds and upon the total annual operating expenses of the Institutional Class shares of these Underlying PIMS Funds. Underlying PIMS Fund expenses will vary with changes in the expenses of the Underlying PIMS Funds, as well as allocation of the Portfolio's assets, and may be higher or lower than those shown above. For a listing of the expenses associated with each Underlying
     PIMS Fund for the most recent fiscal year, please see "Fund of Funds Fees -
     Annual Underlying PIMS Fund Expenses" in this prospectus. PIMCO has contractually agreed, for the Portfolio's current fiscal year, to reduce its Advisory Fee to the extent that the Underlying PIMS Fund Expenses attributable to Advisory and Administrative Fees exceed 0.60%. PIMCO may recoup these waivers in future periods, not exceeding three years, provided total expenses, including such recoupment, do not exceed the annual expense limit.

/(3)/PIMCO has contractually agreed, for the Portfolio's current fiscal year, to reduce Total Amount Portfolio Operating Expenses for the Institutional
     Class shares to the extent they would exceed, due to the payment of organizational expenses, 1.05% of average daily net assets. Under the
     Expense Limitation Agreement, PIMCO may recoup these waivers and reimbursements in future periods, not exceeding three years, provided total expenses, including such recoupment, do not exceed the annual expense limit.

Examples. The Examples are intended to help you compare the cost of investing in
Institutional Class shares of the Portfolio with the costs of investing in other mutual funds. The Examples assume that you invest $10,000 in the noted class of shares for the time periods indicated, and then redeem all your shares at the end of those periods. The Examples also assume that your investment has a 5%
return each year, the reinvestment of all dividends and distributions, and that the Portfolio's operating expenses remain the same. Although your actual costs may be higher or lower, the Examples show what your costs would be based on these assumptions.

Share Class     Year 1   Year 3
-------------------------------
Institutional    $107     $334
-------------------------------

                                        7

PIMCO CommodityRealReturn Strategy Portfolio

--------------------------------------------------------------------------------

Principal Investments and Strategies

Investment Objective
Seeks maximum real return consistent with prudent investment management

Portfolio Focus
Commodity-linked derivative instruments backed by a portfolio of inflation-indexed and other fixed income securities

Average Portfolio Duration
0-10 years

Credit Quality
B to Aaa; maximum 10% below Baa

Dividend Frequency
Declared and distributed quarterly

The Portfolio seeks to achieve its investment objective by investing under normal circumstances in commodity-linked derivative instruments backed by a portfolio of inflation-indexed securities and other Fixed Income Instruments.
The Portfolio may invest in commodity-linked derivative instruments, including swap agreements, commodity options, futures, options on futures and commodity-linked notes. The Portfolio invests in commodity-linked derivative instruments that provide exposure to the investment returns of the commodities markets, without investing directly in physical commodities. Commodities are assets that have tangible properties, such as oil, metals, and agricultural products. The value of commodity-linked derivative instruments may be affected by overall market movements and other factors affecting the value of a particular industry or commodity, such as weather, disease, embargoes, or political and regulatory developments. The Portfolio may also invest in common and preferred stocks as well as convertible securities of issuers in commodity-related industries.

     The Portfolio typically will seek to gain exposure to the commodity markets by investing in commodity swap agreements. In a typical commodity swap agreement, the Portfolio will receive the price appreciation (or depreciation)
of a commodity index, a portion of an index, or a single commodity, from the counterparty to the swap agreement in exchange for paying the counterparty an agreed-upon fee. Assets not invested in commodity-linked derivative instruments may be invested in inflation-indexed securities and other Fixed Income
Instruments, including derivative Fixed Income Instruments. The Portfolio is non-diversified, which means that it may concentrate its assets in a smaller number of issuers than a diversified fund.

     The average portfolio duration of the fixed income portion of this
Portfolio will vary based on PIMCO's forecast for interest rates and under normal market conditions is not expected to exceed ten years. The Portfolio may invest up to 10% of its total assets in high yield securities ("junk bonds")
rated B or higher by Moody's or S&P, or, if unrated, determined by PIMCO to be of comparable quality. The Portfolio may invest up to 20% of its total assets in securities denominated in foreign currencies and may invest beyond this limit in
U.S. dollar denominated securities of foreign issuers. The Portfolio will normally hedge at least 75% of its exposure to foreign currency to reduce the risk of loss due to fluctuations in currency exchange rates. In addition, the
Portfolio may lend its portfolio securities to brokers, dealers and other financial institutions to earn income. The Portfolio may, without limitation, seek to obtain market exposure to the securities in which it primarily invests by entering into a series of purchase and sale contracts or by using other investment techniques (such as buy back or dollar rolls).

--------------------------------------------------------------------------------

Principal Risks
Under certain conditions, generally in a market where the value of both commodities and fixed income securities are declining, the Portfolio may experience substantial losses. Among the principal risks of investing in the
Portfolio, which could adversely affect its net asset value, yield and total return, are:

..    Interest Rate Risk
..    Credit Risk
..    Market Risk
..    Issuer Risk
..    Liquidity Risk
..    Commodity Risk
..    Derivatives Risk
..    Mortgage Risk
..    Foreign Investment Risk

                                        8

..    Currency Risk
..    Issuer Non-Diversification Risk
..    Leveraging Risk
..    Management Risk

Please see "Summary of Principal Risks" following the Portfolio Summaries for a description of these and other risks of investing in the Portfolio.

--------------------------------------------------------------------------------

Performance Information
The Portfolio does not have a full calendar year of performance. Thus, no bar chart or annual returns table is included for the Portfolio.

                                        9

PIMCO CommodityRealReturn Strategy Portfolio (continued)

Fees and Expenses of the Portfolio
These tables describe the fees and expenses you may pay if you buy and hold
Institutional Class shares of the Portfolio. Overall fees and expenses of investing in the Portfolio are higher than shown because the table does not reflect Variable Contract fees and expenses.

Shareholder Fees (fees paid directly from your investment) None

Annual Portfolio Operating Expenses (expenses that are deducted from Portfolio assets)

                                                        Total Annual
                                                        Portfolio                    Net Portfolio
                Advisory                Other           Operating    Expense         Operating
Share Class     Fees     Service Fees   Expenses/(1)/   Expenses     Reduction/(2)/  Expenses
-------------------------------------------------------------------------------------------------------
Institutional   0.49%    None           0.33%           0.82%        (0.08%)         0.74%
-------------------------------------------------------------------------------------------------------
/(1)/Other Expenses, which are based on estimated amounts for the initial fiscal year of the class, reflect an administrative fee of 0.25%, organizational expenses and pro rata Trustees' fees.
/(2)/PIMCO has contractually agreed, for the Portfolio's current fiscal year, to reduce Total Annual Portfolio Operating Expenses for the Institutional
     Class shares to the extent they would exceed, due to the payment of organizational expenses, 0.74% of average daily net assets. Under the
     Expense Limitation Agreement, PIMCO may recoup these waivers and reimbursements in future periods, not exceeding three years, provided total expenses, including such recoupment, do not exceed the annual expense limit.

Examples. The Examples are intended to help you compare the cost of investing in
Institutional Class shares of the Portfolio with the costs of investing in other mutual funds. The Examples assume that you invest $10,000 in the noted class of shares for the time periods indicated, and then redeem all your shares at the end of those periods. The Examples also assume that your investment has a 5%
return each year, the reinvestment of all dividends and distributions, and that the Portfolio's operating expenses remain the same. Although your actual costs may be higher or lower, the Examples show what your costs would be based on these assumptions.

Share Class     Year 1   Year 3
-------------------------------
Institutional   $76      $236
-------------------------------

                                       10

PIMCO Emerging Markets Bond Portfolio

--------------------------------------------------------------------------------

Principal Investments and Strategies

Investment Objective
Seeks maximum total return, consistent with preservation of capital and prudent investment management

Portfolio Focus
Emerging market fixed income securities

Average Portfolio Duration
0-8 years

Credit Quality
Maximum 15% below B

Dividend Frequency
Declared daily and distributed monthly

The Portfolio seeks to achieve its investment objective by investing under normal circumstances at least 80% of its assets in Fixed Income Instruments of issuers that economically are tied to countries with emerging securities markets. Such securities may be denominated in non-U.S. currencies and the U.S.
dollar. A security is economically tied to an emerging market country if it is principally traded on the country's securities markets, or the issuer is organized or principally operates in the country, derives a majority of its income from its operations within the country or has a majority of its assets in the country. The average portfolio duration of this Portfolio varies based on
PIMCO's forecast for interest rates and, under normal market conditions, is not expected to exceed eight years.

     PIMCO has broad discretion to identify and invest in countries that it considers to qualify as emerging securities markets. However, PIMCO generally considers an emerging securities market to be one located in any country that is defined as an emerging or developing economy by the World Bank or its related organizations, or the United Nations or its authorities. The Portfolio emphasizes countries with relatively low gross national product per capita and with the potential for rapid economic growth. PIMCO will select the Portfolio's country and currency composition based on its evaluation of relative interest rates, inflation rates, exchange rates, monetary and fiscal policies, trade and current account balances, and any other specific factors PIMCO believes to be relevant. The Portfolio likely will concentrate its investments in Asia, Africa, the Middle East, Latin America and the developing countries of Europe. The
Portfolio may invest in securities whose return is based on the return of an emerging securities market, such as a derivative instrument, rather than investing directly in securities of issuers from emerging markets.

     The Portfolio may invest substantially all of its assets in high yield securities ("junk bonds") subject to a maximum of 15% of its total assets in securities rated below B by Moody's or S&P, or, if unrated, determined by PIMCO to be of comparable quality. The Portfolio is non-diversified, which means that it may concentrate its assets in a smaller number of issuers than a diversified
Portfolio.

     The Portfolio may invest all of its assets in derivative instruments, such as options, futures contracts or swap agreements, or in mortgage- or asset-backed securities. The Portfolio may lend its portfolio securities to brokers, dealers and other financial institutions to earn income. The Portfolio may, without limitation, seek to obtain market exposure to the securities in which it primarily invests by entering into a series of purchase and sale contracts or by using other investment techniques (such as buy backs or dollar rolls). The "total return" sought by the Portfolio consists of income earned on the Portfolio's investments, plus capital appreciation, if any, which generally arises from decreases in interest rates or improving credit fundamentals for a particular sector or security.

--------------------------------------------------------------------------------

Principal Risks

Among the principal risks of investing in the Portfolio, which could adversely affect its net asset value, yield and total return, are:

..    Interest Rate Risk
..    Credit Risk
..    High Yield Risk
..    Market Risk
..    Issuer Risk

                                       11

..    Liquidity Risk
..    Derivatives Risk
..    Foreign Investment Risk
..    Emerging Markets Risk
..    Currency Risk
..    Issuer Non-Diversification Risk
..    Leveraging Risk
..    Management Risk

Please see "Summary of Principal Risks" following the Portfolio Summaries for a description of these and other risks of investing in the Portfolio.

--------------------------------------------------------------------------------

Performance Information
The Portfolio does not have a full calendar year of performance. Thus, no bar chart or annual returns table is included for the Portfolio.

                                       12

PIMCO Emerging Markets Bond Portfolio (continued)

Fees and Expenses of the Portfolio
These tables describe the fees and expenses you may pay if you buy and hold
Institutional Class shares of the Portfolio. Overall fees and expenses of investing in the Portfolio are higher than shown because the table does not reflect Variable Contract fees and expenses.

Shareholder Fees (fees paid directly from your investment) None

Annual Portfolio Operating Expenses (expenses that are deducted from Portfolio assets)

                Advisory   Service  Other           Total Annual Portfolio
Share Class     Fees       Fees     Expenses/(1)/   Operating Expenses/(2)/
----------------------------------------------------------------------------
Institutional   0.45%      None     0.40%           0.85%
----------------------------------------------------------------------------

/(1)/"Other Expenses," which are based on estimated amounts for the initial fiscal year of the Portfolio, reflect an administrative fee of 0.40%.

/(2)/PIMCO has contractually agreed, for the Portfolio's current fiscal year, to reduce total annual portfolio operating expenses for the Institutional
     Class shares to the extent they would exceed, due to the payment of organizational expenses and Trustees' fees, 0.85% of average daily net assets. Under the Expense Limitation Agreement, PIMCO may recoup these waivers and reimbursements in future periods, not exceeding three years, provided total expenses, including such recoupment, do not exceed the annual expense limit.

Examples. The Examples are intended to help you compare the cost of investing in
Institutional Class shares of the Portfolio with the costs of investing in other mutual funds. The Examples assume that you invest $10,000 in the noted class of shares for the time periods indicated, and then redeem all your shares at the end of those periods. The Examples also assume that your investment has a 5%
return each year, the reinvestment of all dividends and distributions, and that the Portfolio's operating expenses remain the same. Although your actual costs may be higher or lower, the Examples show what your costs would be based on these assumptions.

Share Class     Year 1   Year 3
-------------------------------
Institutional   $87      $271
-------------------------------

                                       13

PIMCO Foreign Bond Portfolio

--------------------------------------------------------------------------------

Principal Investments and Strategies

Investment Objective
Seeks maximum total return, consistent with preservation of capital and prudent investment management

Portfolio Focus
Intermediate maturity hedged non-U.S. fixed income securities

Average Portfolio Duration
3-7 years

Credit Quality
B to Aaa; maximum 10% below Baa

Dividend Frequency
Declared daily and distributed monthly

The Portfolio seeks to achieve its investment objective by investing under normal circumstances at least 80% of its assets in Fixed Income Instruments of issuers located outside the United States, representing at least three foreign countries, which may be represented by futures contracts (including related options) with respect to such securities, and options on such securities. Such securities normally are denominated in major foreign currencies or baskets of foreign currencies (such as the euro). The Portfolio will normally hedge at least 75% of its exposure to foreign currency to reduce the risk of loss due to fluctuations in currency exchange rates.

     PIMCO selects the Portfolio's foreign country and currency compositions based on an evaluation of various factors, including, but not limited to, relative interest rates, exchange rates, monetary and fiscal policies, trade and current account balances. The average portfolio duration of this Portfolio normally varies within a three- to seven-year time frame. The Portfolio invests primarily in investment grade debt securities, but may invest up to 10% of its total assets in high yield securities ("junk bonds") rated B or higher by
Moody's or S&P, or, if unrated, determined by PIMCO to be of comparable quality.
The Portfolio is non-diversified, which means that it may concentrate its assets in a smaller number of issuers than a diversified Portfolio.

     The Portfolio may invest all of its assets in derivative instruments, such as options, futures contracts or swap agreements, or in mortgage- or asset-backed securities. The Portfolio may lend its portfolio securities to brokers, dealers and other financial institutions to earn income. The Portfolio may, without limitation, seek to obtain market exposure to the securities in which it primarily invests by entering into a series of purchase and sale contracts or by using other investment techniques (such as buy backs or dollar rolls). The "total return" sought by the Portfolio consists of income earned on the Portfolio's investments, plus capital appreciation, if any, which generally arises from decreases in interest rates or improving credit fundamentals for a particular sector or security.

--------------------------------------------------------------------------------

Principal Risks
Among the principal risks of investing in the Portfolio, which could adversely affect its net asset value, yield and total return, are:

..    Interest Rate Risk
..    Credit Risk
..    Market Risk
..    Issuer Risk
..    Liquidity Risk
..    Derivatives Risk
..    Mortgage Risk
..    Foreign Investment Risk
..    Currency Risk
..    Issuer Non-Diversification Risk
..    Leveraging Risk
..    Management Risk

Please see "Summary of Principal Risks" following the Portfolio Summaries for a description of these and other risks of investing in the Portfolio.

                                       14

--------------------------------------------------------------------------------

Performance Information
The top of the next page shows summary performance information for the Portfolio in a bar chart and an Average Annual Total Returns table. The information provides some indication of the risks of investing in the Portfolio by showing changes in its performance from year to year and by showing how the Portfolio's average annual returns compare with the returns of a broad-based securities market index. The bar chart and the information to its right show performance of the Portfolio's Institutional Class Shares. The bar chart and the table do not reflect Variable Contract fees and expenses. If they did, performance would have been lower. Past performance is no guarantee of future results.

                                       15

PIMCO Foreign Bond Portfolio (continued)

Calendar Year Total Returns -- Institutional Class

[Bar Chart of Foreign Bond Portfolio Appears Here]

 01     `02
----   ----
7.75%  8.36%

Highest and Lowest Quarter Returns
(for periods shown in the bar chart)
------------------------------------
Highest (4th Qtr. `00)         3.70%
------------------------------------
Lowest (2nd Qtr. `01)          0.29%

                        Calendar Year End (through 12/31)

Average Annual Total Returns (for periods ended 12/31/02)

                                                    Since
                                                    Inception
                                           1 Year   (4/10/00)/(2)/
------------------------------------------------------------------
Institutional Class                        8.36%    8.20%
------------------------------------------------------------------
J.P. Morgan Non-U.S. Index (Hedged)/(1)/   7.01%    7.45%
------------------------------------------------------------------
/(1)/The J.P. Morgan Non-U.S. Index (Hedged) is an unmanaged index representative of the total return performance in U.S. dollars of major
     non-U.S. bond markets. It is not possible to invest directly in the index.
/(2)/The Institutional Class shares commenced operations on 4/10/00. Index comparisons began on 3/31/00.

--------------------------------------------------------------------------------

Fees and Expenses of the Portfolio
These tables describe the fees and expenses you may pay if you buy and hold
Institutional Class shares of the Portfolio. Overall fees and expenses of investing in the Portfolio are higher than shown because the table does not reflect Variable Contract fees and expenses.

Shareholder Fees (fees paid directly from your investment) None

Annual Portfolio Operating Expenses (expenses that are deducted from Portfolio assets)

                Advisory   Service                       Total Annual Portfolio
Share Class     Fees       Fees    Other Expenses/(1)/   Operating Expenses/(2)/
--------------------------------------------------------------------------------
Institutional   0.25%      None    0.50%                 0.75%
--------------------------------------------------------------------------------
/(1)/"Other Expenses" reflect an administrative fee of 0.50%.
/(2)/"PIMCO has contractually agreed, for the Portfolio's current fiscal year, to reduce total portfolio operating expenses for the Institutional Class shares to the extent they would exceed, due to the payment of organizational expenses and Trustees' fees, 0.75% of average daily net assets. Under the Expense Limitation Agreement, PIMCO may recoup these waivers and reimbursements in future periods, not exceeding three years, provided total expenses, including such recoupment, do not exceed the annual expense limit.

Examples. The Examples are intended to help you compare the cost of investing in
Institutional Class shares of the Portfolio with the costs of investing in other mutual funds. The Examples assume that you invest $10,000 in the noted class of shares for the time periods indicated, and then redeem all your shares at the end of those periods. The Examples also assume that your investment has a 5%
return each year, the reinvestment of all dividends and distributions, and that the Portfolio's operating expenses remain the same. Although your actual costs may be higher or lower, the Examples show what your costs would be based on these assumptions.

Share Class     Year 1   Year 3   Year 5   Year 10
--------------------------------------------------
Institutional   $77      $240     $417     $930
--------------------------------------------------

                                       16

PIMCO Global Bond Portfolio

--------------------------------------------------------------------------------

Principal Investments and Strategies

Investment Objective
Seeks maximum total return, consistent with preservation of capital and prudent investment management

Portfolio Focus
U.S. and non-U.S. intermediate maturity fixed income securities

Average Portfolio Duration
3-7 years

Credit Quality
B to Aaa; maximum 10% below Baa

Dividend Frequency
Declared daily and distributed monthly

The Portfolio seeks to achieve its investment objective by investing under normal circumstances at least 80% of its assets in Fixed Income Instruments of issuers located in at least three countries (one of which may be the United
States), which may be represented by futures contracts (including related options) with respect to such securities, and options on such securities. The
Portfolio invests primarily in securities of issuers located in economically developed countries. Securities may be denominated in major foreign currencies, baskets of foreign currencies (such as the euro), or the U.S. dollar.

     PIMCO selects the Portfolio's foreign country and currency compositions based on an evaluation of various factors, including, but not limited to, relative interest rates, exchange rates, monetary and fiscal policies, trade and current account balances. Investments in the securities of issuers located outside the United States will normally vary between 25% and 75% of the
Portfolio's total assets. The average portfolio duration of this Portfolio normally varies within a three- to seven-year time frame. The Portfolio invests primarily in investment grade debt securities, but may invest up to 10% of its total assets in high yield securities ("junk bonds") rated B or higher by
Moody's or S&P, or, if unrated, determined by PIMCO to be of comparable quality.
The Portfolio is non-diversified, which means that it may concentrate its assets in a smaller number of issuers than a diversified Portfolio.

     The Portfolio may invest all of its assets in derivative instruments, such as options, futures contracts or swap agreements, or in mortgage- or asset-backed securities. The Portfolio may lend its portfolio securities to brokers, dealers and other financial institutions to earn income. The Portfolio may, without limitation, seek to obtain market exposure to the securities in which it primarily invests by entering into a series of purchase and sale contracts or by using other investment techniques (such as buy backs or dollar rolls). The "total return" sought by the Portfolio consists of income earned on the Portfolio's investments, plus capital appreciation, if any, which generally arises from decreases in interest rates or improving credit fundamentals for a particular sector or security.

--------------------------------------------------------------------------------

Principal Risks
Among the principal risks of investing in the Portfolio, which could adversely affect its net asset value, yield and total return, are:

..    Interest Rate Risk
..    Credit Risk
..    Market Risk
..    Issuer Risk
..    Liquidity Risk
..    Derivatives Risk
..    Mortgage Risk
..    Foreign Investment Risk
..    Currency Risk
..    Issuer Non-Diversification Risk
..    Leveraging Risk
..    Management Risk

                                       17

Please see "Summary of Principal Risks" following the Portfolio Summaries for a description of these and other risks of investing in the Portfolio.

--------------------------------------------------------------------------------

Performance Information
The Portfolio does not have a full calendar year of performance. Thus, no bar chart or annual returns table is included for this portfolio.

                                       18

PIMCO Global Bond Portfolio (continued)

Fees and Expenses of the Portfolio
These tables describe the fees and expenses you may pay if you buy and hold
Institutional Class shares of the Portfolio. Overall fees and expenses of investing in the Portfolio are higher than shown because the table does not reflect Variable Contract fees and expenses.

Shareholder Fees (fees paid directly from your investment) None

Annual Portfolio Operating Expenses (expenses that are deducted from Portfolio assets)

                                                     Total Annual
                Advisory   Service  Other            Portfolio Operating
Share Class     Fees       Fees     Expenses/(1)/    Expenses/(2)/
------------------------------------------------------------------------
Institutional   0.25%      None     0.50%            0.75%
------------------------------------------------------------------------
/(1)/"Other Expenses", which are based on estimated amounts for the initial fiscal year of the class, reflect an administrative fee of 0.50%.
/(2)/PIMCO has contractually agreed, for the Portfolio's current fiscal year, to reduce total annual portfolio operating expenses for the Institutional
     Class shares to the extent they would exceed, due to the payment of organizational expenses and Trustees' fees, 0.75% of average daily net assets. Under the Expense Limitation Agreement, PIMCO may recoup these waivers and reimbursements in future periods, not exceeding three years, provided total expenses, including such recoupment, do not exceed the annual expense limit.

Examples. The Examples are intended to help you compare the cost of investing in
Institutional Class shares of the Portfolio with the costs of investing in other mutual funds. The Examples assume that you invest $10,000 in the noted class of shares for the time periods indicated, and then redeem all your shares at the end of those periods. The Examples also assume that your investment has a 5%
return each year, the reinvestment of all dividends and distributions, and that the Portfolio's operating expenses remain the same. Although your actual costs may be higher or lower, the Examples show what your costs would be based on these assumptions.

Share Class     Year 1   Year 3
-------------------------------
Institutional   $77      $240
-------------------------------

                                       19

PIMCO High Yield Portfolio

--------------------------------------------------------------------------------

Principal Investments and Strategies

Investment Objective
Seeks maximum total return, consistent with preservation of capital and prudent investment management

Portfolio Focus
Higher yielding fixed income securities

Average Portfolio Duration
2-6 years

Credit Quality
B to Aaa; minimum 80% below Baa

Dividend Frequency
Declared daily and distributed monthly

The Portfolio seeks to achieve its investment objective by investing under normal circumstances at least 80% of its assets in a diversified portfolio of high yield securities ("junk bonds") rated below investment grade but rated at least B by Moody's or S&P, or, if unrated, determined by PIMCO to be of comparable quality. The remainder of the Portfolio's assets may be invested in investment grade Fixed Income Instruments. The average portfolio duration of this Portfolio normally varies within a two- to six-year time frame based on
PIMCO's forecast for interest rates. The Portfolio may invest up to 15% of its total assets in euro-denominated securities and may invest without limit in U.S.
dollar-denominated securities of foreign issuers. The Portfolio normally will hedge at least 75% of its exposure to the euro to reduce the risk of loss due to fluctuations in currency exchange rates.

     The Portfolio may invest up to 25% of its total assets in derivative instruments, such as options, futures contracts or swap agreements. The
Portfolio may invest all of its assets in mortgage- or asset-backed securities.
The Portfolio may lend its portfolio securities to brokers, dealers, and other financial institutions to earn income. The Portfolio may, without limitation, seek to obtain market exposure to the securities in which it primarily invests by entering into a series of purchase and sale contracts or by using other investment techniques (such as buy backs or dollar rolls). The "total return"
sought by the Portfolio consists of income earned on the Portfolio's investments, plus capital appreciation, if any, which generally arises from decreases in interest rates or improving credit fundamentals for a particular sector or security.

--------------------------------------------------------------------------------

Principal Risks
Among the principal risks of investing in the Portfolio, which could adversely affect its net asset value, yield and total return, are:

..    Interest Rate Risk
..    Credit Risk
..    High Yield Risk
..    Market Risk
..    Issuer Risk
..    Liquidity Risk
..    Derivatives Risk
..    Mortgage Risk
..    Foreign Investment Risk
..    Currency Risk
..    Leveraging Risk
..    Management Risk

Please see "Summary of Principal Risks" following the Portfolio Summaries for a description of these and other risks of investing in the Portfolio.

                                       20

--------------------------------------------------------------------------------

Performance Information
The top of the next page shows summary performance information for the Portfolio in a bar chart and an Average Annual Total Returns table. The information provides some indication of the risks of investing in the Portfolio by showing changes in its performance from year to year and by showing how the Portfolio's average annual returns compare with the returns of a broad-based securities market index. The bar chart and the information to its right show performance of the Portfolio's Administrative Class Shares. The bar chart and table do not reflect Variable Contract fees and expenses. If they did, performance would have been lower. No performance information has been provided for Institutional Class shares because they were not offered prior to the date of this Prospectus. For the same periods, Institutional Class shares would have had higher annual returns than Administrative Class shares, even though they are invested in the same portfolio of securities, because Institutional Class shares pay lower total annual operating expenses. Past performance is no guarantee of future results.

                                       21

PIMCO High Yield Portfolio (continued)

Calendar Year Total Returns -- Administrative Class

[Bar Chart of High Yield Portfolio Appears Here]

 `99    `00     `01    `02
----   -----   ----   -----
3.01%  -0.86%  2.35%  -1.19%

Highest and Lowest Quarter Returns
(for periods shown in the bar chart)
------------------------------------
Highest (4th Qtr. `02)         8.69%
------------------------------------
Lowest (3rd Qtr. `02)         -5.02%

                        Calendar Year End (through 12/31)

Average Annual Total Returns (for periods ended 12/31/02)

                                                               Portfolio
                                                               Inception
                                                      1 Year   (04/30/98)
-------------------------------------------------------------------------
Administrative Class                                  -1.19%   1.08%
-------------------------------------------------------------------------
Merrill Lynch U.S. High Yield BB-B Rated Index/(1)/   -1.30%   0.68%
-------------------------------------------------------------------------
/(1)/The Merrill Lynch U.S. High Yield BB-B Rated Index is an unmanaged index of bonds rated BB and B by Moody's or S&P. It is not possible to invest directly in the Index.

--------------------------------------------------------------------------------

Fees and Expenses of the Portfolio
These tables describe the fees and expenses you may pay if you buy and hold
Institutional Class shares of the Portfolio. Overall fees and expenses of investing in the Portfolio are higher than shown because the table does not reflect Variable Contract fees and expenses.

Shareholder Fees (fees paid directly from your investment) None

Annual Portfolio Operating Expenses (expenses that are deducted from Portfolio assets)

                                                   Total Annual                         Net Portfolio
                Advisory   Service  Other          Portfolio Operating  Expense         Operating
Share Class     Fees       Fees     Expenses/(1)/  Expenses             Reduction/(2)/  Expenses
---------------------------------------------------------------------------------------------------------
Institutional   0.25%      None     0.36%          0.61%                (0.01%)         0.60%
---------------------------------------------------------------------------------------------------------
/(1)/"Other Expenses" reflect an administrative fee of 0.35% and the class's pro rata Trustees' fees.
/(2)/PIMCO has contractually agreed, for the Portfolio's current fiscal year, to reduce total annual portfolio operating expenses for the Institutional
     Class shares to the extent they would exceed, due to the payment of
     Trustees' fees, 0.60% of average daily net assets. Under the Expense
     Limitation Agreement, PIMCO may recoup these waivers and reimbursements in future periods, not exceeding three years, provided total expenses, including such recoupment, do not exceed the annual expense limit.

Examples. The Examples are intended to help you compare the cost of investing in
Institutional Class shares of the Portfolio with the costs of investing in other mutual funds. The Examples assume that you invest $10,000 in the noted class of shares for the time periods indicated, and then redeem all your shares at the end of those periods. The Examples also assume that your investment has a 5%
return each year, the reinvestment of all dividends and distributions, and that the Portfolio's operating expenses remain the same. Although your actual costs may be higher or lower, the Examples show what your costs would be based on these assumptions.

Share Class     Year 1   Year 3   Year 5   Year 10
--------------------------------------------------
Institutional   $61      $194     $339     $761
--------------------------------------------------

                                       22

--------------------------------------------------------------------------------

Performance Information
The top of the next page shows summary performance information for the Portfolio in a bar chart and an Average Annual Total Returns table. The information provides some indication of the risks of investing in the Portfolio by showing changes in its performance from year to year and by showing how the Portfolio's average annual returns compare with the returns of a broad-based securities market index. The bar chart and the information to its right show performance of the Portfolio's Institutional Class Shares. The bar chart and the table do not reflect Variable Contract fees and expenses. If they did, performance would have been lower. Past performance is no guarantee of future results.

                                       24

PIMCO Long-Term U.S. Government Portfolio (continued)

Calendar Year Total Returns-- Institutional Class

[Bar Chart of Long-Term U.S. Government Portfolio Appears Here]

 `01    `02
----   -----
6.03%  17.77%

Highest and Lowest Quarter Returns
(for periods shown in the bar chart)
------------------------------------
Highest (3rd Qtr. `02)        10.91%
------------------------------------
Lowest (4th Qtr. `01)         -1.84%
------------------------------------

                        Calendar Year End (through 12/31)

Average Annual Total Returns (for periods ended 12/31/02)

                                                         Since
                                                         Inception
                                                1 Year   (4/10/00)/(2)/
-----------------------------------------------------------------------
Institutional Class                             17.77%   12.84%
-----------------------------------------------------------------------
Lehman Brothers Long-Term Treasury Index/(1)/   16.78%   12.38%
-----------------------------------------------------------------------
/(1)/The Lehman Long-Term Treasury Index is an unmanaged index of U.S. Treasury issues with maturities greater than 10 years. It is not possible to invest directly in the index.
/(2)/The Institutional Class shares commenced operations on 4/10/00. Index comparisons began on 3/31/00.

--------------------------------------------------------------------------------

Fees and Expenses of the Portfolio
These tables describe the fees and expenses you may pay if you buy and hold
Institutional Class shares of the Portfolio. Overall fees and expenses of investing in the Portfolio are higher than shown because the table does not reflect Variable Contract fees and expenses.

Shareholder Fees (fees paid directly from your investment) None

Annual Portfolio Operating Expenses (expenses that are deducted from Portfolio assets)

                                                   Total Annual                         Net Portfolio
                Advisory   Service  Other          Portfolio Operating  Expense         Operating
Share Class     Fees       Fees     Expenses/(1)/  Expenses             Reduction/(2)/  Expenses
---------------------------------------------------------------------------------------------------------
Institutional   0.25%      None     0.26%          0.51%                (0.01%)         0.50%
---------------------------------------------------------------------------------------------------------
/(1)/"Other Expenses" reflect an administrative fee of 0.25% and the class's pro rata Trustees' fees.
/(2)/PIMCO has contractually agreed, for the Portfolio's current fiscal year, to reduce total annual portfolio operating expenses for the Institutional
     Class shares to the extent they would exceed, due to the payment of
     Trustees' fees, 0.50% of average daily net assets. Under the Expense
     Limitation Agreement, PIMCO may recoup these waivers and reimbursements in future periods, not exceeding three years, provided total expenses, including such recoupment, do not exceed the annual expense limit.

Examples. The Examples are intended to help you compare the cost of investing in
Institutional Class shares of the Portfolio with the costs of investing in other mutual funds. The Examples assume that you invest $10,000 in the noted class of shares for the time periods indicated, and then redeem all your shares at the end of those periods. The Examples also assume that your investment has a 5%
return each year, the reinvestment of all dividends and distributions, and that the Portfolio's operating expenses remain the same. Although your actual costs may be higher or lower, the Examples show what your costs would be based on these assumptions.

Share Class       Year 1   Year 3   Year 5   Year 10
----------------------------------------------------
Institutional     $51      $163     $284     $639
----------------------------------------------------

                                       25

PIMCO Low Duration Portfolio

--------------------------------------------------------------------------------

Principal Investments and Strategies

Investment Objective
Seeks maximum total return, consistent with preservation of capital and prudent investment management

Portfolio Focus
Short maturity fixed income securities

Average Portfolio Duration
1-3 years

Credit Quality
B to Aaa; maximum 10% below Baa

Dividend Frequency
Declared daily and distributed monthly

The Portfolio seeks to achieve its investment objective by investing under normal circumstances at least 65% of its total assets in a diversified portfolio of Fixed Income Instruments of varying maturities. The average portfolio duration of this Portfolio normally varies within a one- to three-year time frame based on PIMCO's forecast for interest rates.

     The Portfolio invests primarily in investment grade debt securities, but may invest up to 10% of its total assets in high yield securities ("junk bonds")
rated B or higher by Moody's or S&P, or, if unrated, determined by PIMCO to be of comparable quality. The Portfolio may invest up to 20% of its total assets in securities denominated in foreign currencies, and may invest beyond this limit in U.S. dollar-denominated securities of foreign issuers. The Portfolio will normally hedge at least 75% of its exposure to foreign currency to reduce the risk of loss due to fluctuations in currency exchange rates.

     The Portfolio may invest all of its assets in derivative instruments, such as options, futures contracts or swap agreements, or in mortgage- or asset-backed securities. The Portfolio may lend its portfolio securities to brokers, dealers and other financial institutions to earn income. The Portfolio may, without limitation, seek to obtain market exposure to the securities in which it primarily invests by entering into a series of purchase and sale contracts or by using other investment techniques (such as buy backs or dollar rolls). The "total return" sought by the Portfolio consists of income earned on the Portfolio's investments, plus capital appreciation, if any, which generally arises from decreases in interest rates or improving credit fundamentals for a particular sector or security.

--------------------------------------------------------------------------------

Principal Risks
Among the principal risks of investing in the Portfolio, which could adversely affect its net asset value, yield and total return, are:

..    Interest Rate Risk
..    Credit Risk
..    Market Risk
..    Issuer Risk
..    Liquidity Risk
..    Derivatives Risk
..    Mortgage Risk
..    Foreign Investment Risk
..    Currency Risk
..    Leveraging Risk
..    Management Risk

Please see "Summary of Principal Risks" following the Portfolio Summaries for a description of these and other risks of investing in the Portfolio.

                                       26

--------------------------------------------------------------------------------

Performance Information
The top of the next page shows summary performance information for the Portfolio in a bar chart and an Average Annual Total Returns table. The information provides some indication of the risks of investing in the Portfolio by showing changes in its performance from year to year and by showing how the Portfolio's average annual returns compare with the returns of a broad-based securities market index. The bar chart and the information to its right show performance of the Portfolio's Institutional Class Shares. The bar chart and the table do not reflect Variable Contract fees and expenses. If they did, performance would have been lower. Past performance is no guarantee of future results.

                                       27

PIMCO Low Duration Portfolio (continued)

Calendar Year Total Returns -- Institutional Class

[Bar Chart of Low Duration Portfolio Appears Here]

 `01    `02
----   ----
7.77%  7.22%

Highest and Lowest Quarter Returns
(for periods shown in the bar chart)
------------------------------------
Highest (3rd Qtr. `01)         4.27%
------------------------------------
Lowest (4th Qtr. `01)         -0.40%
------------------------------------

                        Calendar Year End (through 12/31)

Average Annual Total Returns (for periods ended 12/31/02)

                                                       Since
                                                       Inception
                                             1 Year    (4/10/00)/(2)/
---------------------------------------------------------------------
Institutional Class                          7.22%     7.77%
---------------------------------------------------------------------
Merrill Lynch 1-3 Year Treasury Index/(1)/   5.75%     7.68%
---------------------------------------------------------------------
/(1)/The Merrill Lynch 1-3 Year Treasury Index is an unmanaged index of
     U.S. Treasury obligations having maturities from one to 2.99 years. It is not possible to invest directly in the index.
/(2)/The Institutional Class shares commenced operations on 4/10/00. Index comparisons began on 3/31/00.

--------------------------------------------------------------------------------

Fees and Expenses of the Portfolio
These tables describe the fees and expenses you may pay if you buy and hold
Institutional Class shares of the Portfolio. Overall fees and expenses of investing in the Portfolio are higher than shown because the table does not reflect Variable Contract fees and expenses.

Shareholder Fees (fees paid directly from your investment) None

Annual Portfolio Operating Expenses (expenses that are deducted from Portfolio assets)

                                                           Total Annual
                Advisory   Service                         Portfolio Operating
Share Class     Fees       Fees     Other Expenses/(1)/    Expenses/(2)//(3)/
------------------------------------------------------------------------------
Institutional   0.25%      None     0.26%                  0.51%
------------------------------------------------------------------------------
/(1)/"Other Expenses" reflect an administrative fee of 0.25% and interest expense. Interest expense is generally incurred as a result of investment management activities.
/(2)/PIMCO has contractually agreed, for the Portfolio's current fiscal year, to reduce total annual portfolio operating expenses for the Institutional
     Class shares to the extent they would exceed, due to the payment of
     Trustees' fees, 0.50% of average daily net assets. Under the Expense
     Limitation Agreement, PIMCO may recoup these waivers and reimbursements in future periods, not exceeding three years, provided total expenses, including such recoupment, do not exceed the annual expense limit.
/(3)/Ratio of net expenses to average net assets excluding interest expense is
     0.50%.

Examples. The Examples are intended to help you compare the cost of investing in
Institutional Class shares of the Portfolio with the costs of investing in other mutual funds. The Examples assume that you invest $10,000 in the noted class of shares for the time periods indicated, and then redeem all your shares at the end of those periods. The Examples also assume that your investment has a 5%
return each year, the reinvestment of all dividends and distributions, and that the Portfolio's operating expenses remain the same. Although your actual costs may be higher or lower, the Examples show what your costs would be based on these assumptions.

Share Class     Year 1   Year 3   Year 5   Year 10
--------------------------------------------------
Institutional   $52      $164     $285     $640
--------------------------------------------------

                                       28

PIMCO Money Market Portfolio

--------------------------------------------------------------------------------

Principal Investments and Strategies

Investment Objective
Seeks maximum current income, consistent with preservation of capital and daily liquidity

Portfolio Focus
Money market instruments

Average Portfolio Maturity
(greater than or equal to) 90 days dollar-weighted average maturity

Credit Quality
Minimum 95% rated Prime 1; (greater than or equal to) 5% Prime 2

Dividend Frequency
Declared daily and distributed monthly

The Portfolio seeks to achieve its investment objective by investing at least
95% of its total assets in a diversified portfolio of money market securities that are in the highest rating category for short-term obligations. The
Portfolio also may invest up to 5% of its total assets in money market securities that are in the second-highest rating category for short-term obligations. The Portfolio may only invest in U.S. dollar-denominated securities that mature in 397 days or fewer from the date of purchase. The dollar-weighted average portfolio maturity of the Portfolio may not exceed 90 days. The
Portfolio attempts to maintain a stable net asset value of $1.00 per share, although there is no assurance that it will be successful in doing so.

     The Portfolio may invest in the following: obligations of the U.S.
Government (including its agencies and government-sponsored enterprises);
short-term corporate debt securities of domestic and foreign corporations;
obligations of domestic and foreign commercial banks, savings banks, and savings and loan associations; and commercial paper. The Portfolio may invest more than
25% of its total assets in securities or obligations issued by U.S. banks. The
Portfolio may lend its portfolio securities to brokers, dealers and other financial institutions in order to earn income.

     The Portfolio's investments will comply with applicable rules governing the quality, maturity and diversification of securities held by money market funds.

--------------------------------------------------------------------------------

Principal Risks
An investment in the Portfolio is not insured or guaranteed by the Federal
Deposit Insurance Corporation or any other government agency. Although the
Portfolio seeks to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in the Portfolio. Among the principal risks of investing in the Portfolio, which could adversely affect its net asset value, yield and total return, are:

..    Interest Rate Risk
..    Credit Risk
..    Market Risk
..    Issuer Risk
..    Management Risk

Please see "Summary of Principal Risks" following the Portfolio Summaries for a description of these and other risks of investing in the Portfolio.

--------------------------------------------------------------------------------

Performance Information
The top of the next page shows summary performance information for the Portfolio in a bar chart and an Average Annual Total Returns table. The information provides some indication of the risks of investing in the Portfolio by showing changes in its performance from year to year and by showing how the Portfolio's average annual returns compare with the returns of a broad-based securities market index. The bar chart and the information to its right show performance of the Portfolio's Institutional Class Shares. The bar chart and the table do not reflect Variable Contract fees and expenses. If they did, performance would have been lower. Past performance is no guarantee of future results.

                                       29

PIMCO Money Market Portfolio (continued)

Calendar Year Total Returns -- Institutional Class

[Bar Chart of Money Market Portfolio Appears Here]

 `01    `02
----   ----
3.99%  1.56%

Highest and Lowest Quarter Returns
(for periods shown in the bar chart)
------------------------------------
Highest (4th Qtr. `00)         1.64%
------------------------------------
Lowest (4th Qtr. `02)          0.32%

                        Calendar Year End (through 12/31)

Average Annual Total Returns (for periods ended 12/31/02)

                                            Since
                                            Inception
                                   1 Year   (4/10/00)/(2)/
----------------------------------------------------------
Institutional Class                1.56%    3.72%
----------------------------------------------------------
Salomon Smith Barney 3-Month
   U.S. Treasury Bill Index/(1)/   1.70%    3.69%
----------------------------------------------------------
/(1)/The Salomon 3-Month Treasury Bill Index is an unmanaged index representing monthly return equivalents of yield averages of the last 3 month Treasury
     Bill issues. It is not possible to invest directly in the index.
/(2)/The Institutional Class shares commenced operations on 4/10/00. Index comparisons began on 3/31/00.

--------------------------------------------------------------------------------

Fees and Expenses of the Portfolio
These tables describe the fees and expenses you may pay if you buy and hold
Institutional Class shares of the Portfolio. Overall fees and expenses of investing in the Portfolio are higher than shown because the table does not reflect Variable Contract fees and expenses.

Shareholder Fees (fees paid directly from your investment) None

Annual Portfolio Operating Expenses (expenses that are deducted from Portfolio assets)
                                                          Total Annual
                  Advisory   Service     Other            Portfolio Operating
Share Class       Fees       Fees        Expenses/(1)/    Expenses/(2)/
-----------------------------------------------------------------------------
Institutional     0.15%      None        0.20%            0.35%
-----------------------------------------------------------------------------
/(1)/ "Other Expenses" reflect an administrative fee of 0.20%.
/(2)/ PIMCO has contractually agreed, for the Portfolio's current fiscal year, to reduce total annual portfolio operating expenses for the Institutional
     Class shares to the extent they would exceed, due to the payment of
     Trustees' fees, 0.35% of average daily net assets. Under the Expense
     Limitation Agreement, PIMCO may recoup these waivers and reimbursements in future periods, not exceeding three years, provided total expenses, including such recoupment, do not exceed the annual expense limit.

Examples. The Examples are intended to help you compare the cost of investing in
Institutional Class shares of the Portfolio with the costs of investing in other mutual funds. The Examples assume that you invest $10,000 in the noted class of shares for the time periods indicated, and then redeem all your shares at the end of those periods. The Examples also assume that your investment has a 5%
return each year, the reinvestment of all dividends and distributions, and that the Portfolio's operating expenses remain the same. Although your actual costs may be higher or lower, the Examples show what your costs would be based on these assumptions.

Share Class     Year 1   Year 3   Year 5   Year 10
--------------------------------------------------
Institutional   $36      $113     $197     $443
--------------------------------------------------

                                       30

PIMCO Real Return Portfolio

--------------------------------------------------------------------------------

Principal Investments and Strategies

Investment Objective
Seeks maximum real return, consistent with preservation of real capital and prudent investment management

Portfolio Focus
Inflation indexed fixed income securities

Average Portfolio Duration
2 years of its Index

Credit Quality
B to Aaa; maximum 10% below Baa

Dividend Frequency
Declared daily and distributed monthly

The Portfolio seeks its investment objective by investing under normal circumstances at least 65% of its total assets in inflation-indexed bonds of varying maturities issued by the U.S. and non-U.S. governments, their agencies or government-sponsored enterprises and corporations. Inflation-indexed bonds are fixed income securities that are structured to provide protection against inflation. The value of the bond's principal or the interest income paid on the bond is adjusted to track changes in an official inflation measure. The U.S.
Treasury uses the Consumer Price Index for Urban Consumers as the inflation measure. Inflation-indexed bonds issued by a foreign government are generally adjusted to reflect a comparable inflation index, calculated by that government.
"Real return" equals total return less the estimated cost of inflation, which is typically measured by the change in an official inflation measure. The average portfolio duration of this Portfolio normally varies within two years (plus or minus) of the duration of the Lehman Global Real: U.S. TIPS Index, which as of
March 1, 2003 was 7.80 years.

     The Portfolio invests primarily in investment grade securities, but may invest up to 10% of its total assets in high yield securities ("junk bonds")
rated B or higher by Moody's or S&P, or, if unrated, determined by PIMCO to be of comparable quality. The Portfolio also may invest up to 20% of its total assets in securities denominated in foreign currencies, and may invest beyond this limit in U.S. dollar denominated securities of foreign issuers. The
Portfolio will normally hedge at least 75% of its exposure to foreign currency to reduce the risk of loss due to fluctuations in currency exchange rates. The
Portfolio is non-diversified, which means that it may concentrate its assets in a smaller number of issuers than a diversified Portfolio.

     The Portfolio may invest all of its assets in derivative instruments, such as options, futures contracts or swap agreements, or in mortgage- or asset-backed securities. The Portfolio may lend its portfolio securities to brokers, dealers and other financial institutions to earn income. The Portfolio may, without limitation, seek to obtain market exposure to the securities in which it primarily invests by entering into a series of purchase and sale contracts or by using other investment techniques (such as buy backs or dollar rolls).

--------------------------------------------------------------------------------

Principal Risks
Among the principal risks of investing in the Portfolio, which could adversely affect its net asset value, yield and total return, are:

..    Interest Rate Risk
..    Credit Risk
..    Market Risk
..    Issuer Risk
..    Liquidity Risk
..    Derivatives Risk
..    Mortgage Risk
..    Foreign Investment Risk
..    Currency Risk
..    Issuer Non-Diversification Risk
..    Leveraging Risk
..    Management Risk

                                       31

Please see "Summary of Principal Risks" following the Portfolio Summaries for a description of these and other risks of investing in the Portfolio.

--------------------------------------------------------------------------------

Performance Information
The top of the next page shows summary performance information for the Portfolio in a bar chart and an Average Annual Total Returns table. The information provides some indication of the risks of investing in the Portfolio by showing changes in its performance from year to year and by showing how the Portfolio's average annual returns compare with the returns of a broad-based securities market index. The bar chart and the information to its right show performance of the Portfolio's Institutional Class Shares. The bar chart and the table do not reflect Variable Contract fees and expenses. If they did, performance would have been lower. Past performance is no guarantee of future results.

                                       32

PIMCO Real Return Portfolio (continued)

Calendar Year Total Returns -- Institutional Class

[Bar Chart of Real Return Portfolio Appears Here]

 `01    `02
----   -----
9.79%  17.93%

Highest and Lowest Quarter Returns
(for periods shown in the bar chart)
------------------------------------
Highest (3rd Qtr. `02)         8.38%
------------------------------------
Lowest (4th Qtr. `01)         -1.18%

                        Calendar Year End (through 12/31)

Average Annual Total Returns (for periods ended 12/31/02)

                                                    Since
                                                    Inception
                                           1 Year   (4/10/00)/(2)/
------------------------------------------------------------------
Institutional Class                        17.93%   13.37%
------------------------------------------------------------------
Lehman Global Real: U.S. TIPS Index/(1)/   16.56%   11.95%
------------------------------------------------------------------
/(1)/The Lehman Global Real: U.S. TIPS Index is an unmanaged index consisting of the U.S. Treasury Inflation Protected Securities market. It is not possible to invest directly in the index.
/(2)/The Institutional Class shares commenced operations on 4/10/00. Index comparisons began on 3/31/00.

--------------------------------------------------------------------------------

Fees and Expenses of the Portfolio
These tables describe the fees and expenses you may pay if you buy and hold
Institutional Class shares of the Portfolio. Overall fees and expenses of investing in the Portfolio are higher than shown because the table does not reflect Variable Contract fees and expenses.

Shareholder Fees (fees paid directly from your investment) None

Annual Portfolio Operating Expenses (expenses that are deducted from Portfolio assets)

              Advisory  Service                     Total Annual Portfolio
Share Class   Fees      Fees    Other Expenses/(1)/ Operating Expenses/(2)//(3)/
--------------------------------------------------------------------------------
Institutional 0.25%     None    0.26%               0.51%
--------------------------------------------------------------------------------
/(1)/"Other Expenses" reflect an administrative fee of 0.25% and interest expense. Interest expense is generally incurred as a result of investment management activities.
/(2)/"PIMCO has contractually agreed, for the Portfolio's current fiscal year, to reduce total annual portfolio operating expenses for the Institutional
     Class shares to the extent they would exceed, due to the payment of
     Trustees' fees, 0.50% of average daily net assets. Under the Expense
     Limitation Agreement, PIMCO may recoup these waivers and reimbursements in future periods, not exceeding three years, provided total expenses, including such recoupment, do not exceed the annual expense limit.
/(3)/Ratio of net expenses to average net assets excluding interest expense is
     0.50%.

Examples. The Examples are intended to help you compare the cost of investing in
Institutional Class shares of the Portfolio with the costs of investing in other mutual funds. The Examples assume that you invest $10,000 in the noted class of shares for the time periods indicated, and then redeem all your shares at the end of those periods. The Examples also assume that your investment has a 5%
return each year, the reinvestment of all dividends and distributions, and that the Portfolio's operating expenses remain the same. Although your actual costs may be higher or lower, the Examples show what your costs would be based on these assumptions.

Share Class     Year 1   Year 3   Year 5   Year 10
--------------------------------------------------
Institutional   $52      $164     $285     $640
--------------------------------------------------

                                       33

PIMCO Short-Term Portfolio

--------------------------------------------------------------------------------

Principal Investments and Strategies

Investment Objective
Seeks maximum current income, consistent with preservation of capital and daily liquidity

Portfolio Focus
Money market instruments and short maturity fixed income securities

Average Portfolio Duration
0-1 year

Credit Quality
B to Aaa; maximum 10% below Baa

Dividend Frequency
Declared daily and distributed monthly

The Portfolio seeks to achieve its investment objective by investing under normal circumstances at least 65% of its total assets in a diversified portfolio of Fixed Income Instruments of varying maturities. The average portfolio duration of this Portfolio will vary based on PIMCO's forecast for interest rates and will normally not exceed one year. For point of reference, the dollar-weighted average portfolio maturity of this Portfolio is normally not expected to exceed three years.

     The Portfolio invests primarily in investment grade debt securities, but may invest up to 10% of its total assets in high yield securities ("junk bonds")
rated B or higher by Moody's or S&P, or, if unrated, determined by PIMCO to be of comparable quality. The Portfolio may invest up to 5% of its total assets in securities denominated in foreign currencies, and may invest beyond this limit in U.S. dollar-denominated securities of foreign issuers. The Portfolio will normally hedge at least 75% of its exposure to foreign currency to reduce the risk of loss due to fluctuations in currency exchange rates.

     The Portfolio may invest all of its assets in derivative instruments, such as options, futures contracts or swap agreements, or in mortgage- or asset-backed securities. The Portfolio may lend its portfolio securities to brokers, dealers and other financial institutions to earn income. The Portfolio may, without limitation, seek to obtain market exposure to the securities in which it primarily invests by entering into a series of purchase and sale contracts or by using other investment techniques (such as buy backs or dollar rolls).

--------------------------------------------------------------------------------

Principal Risks
Among the principal risks of investing in the Portfolio, which could adversely affect its net asset value, yield and total return, are:

..    Interest Rate Risk
..    Credit Risk
..    Market Risk
..    Issuer Risk
..    Derivatives Risk
..    Mortgage Risk
..    Leveraging Risk
..    Management Risk

Please see "Summary of Principal Risks" following the Portfolio Summaries for a description of these and other risks of investing in the Portfolio.

--------------------------------------------------------------------------------

Performance Information
The top of the next page shows summary performance information for the Portfolio in a bar chart and an Average Annual Total Returns table. The information provides some indication of the risks of investing in the Portfolio by showing changes in its performance from year to year and by showing how the Portfolio's average annual returns compare with the returns of a broad-based securities market index. The bar chart and the information to its right show performance of the Portfolio's Institutional Class Shares. The bar chart and the table do not reflect Variable Contract fees and expenses. If they did, performance would have been lower. Past performance is no guarantee of future results.

                                       34

PIMCO Short-Term Portfolio (continued)

Calendar Year Total Returns -- Institutional Class

[Bar Chart of Short-Term Portfolio Appears Here]

 `01    `02
 ----   -----
6.59%  3.18%

Highest and Lowest Quarter Returns
(for periods shown in the bar chart)
------------------------------------
Highest (3rd Qtr.'01)          2.41%
------------------------------------
Lowest (1st Qtr.'02)           0.21%

                        Calendar Year End (through 12/31)

Average Annual Total Returns (for periods ended 12/31/02)

                                            Since
                                            Inception
                                   1 Year   (4/28/00)/(2)/
----------------------------------------------------------
Institutional Class                3.18%    5.39%
----------------------------------------------------------
Salomon Smith Barney 3-Month
   U.S. Treasury Bill Index/(1)/   1.70%    3.69%
----------------------------------------------------------
/(1)/The Salomon 3-Month Treasury Bill Index is an unmanaged index representing monthly return equivalents of yield averages of the last 3 month Treasury
     Bill issues. It is not possible to invest directly in the index.
/(2)/The Institutional Class shares commenced operations on 4/28/00. Index comparisons began on 4/30/00.

--------------------------------------------------------------------------------

Fees and Expenses of the Portfolio
These tables describe the fees and expenses you may pay if you buy and hold
Institutional Class shares of the Portfolio. Overall fees and expenses of investing in the Portfolio are higher than shown because the table does not reflect Variable Contract fees and expenses.

Shareholder Fees (fees paid directly from your investment) None

Annual Portfolio Operating Expenses (expenses that are deducted from Portfolio assets)

                                                     Total Annual
                Advisory   Service  Other            Portfolio Operating
Share Class     Fees       Fees     Expenses/(1)/    Expenses/(2)/
------------------------------------------------------------------------
Institutional   0.25%      None     0.20%            0.45%
------------------------------------------------------------------------
/(1)/"Other Expenses" reflect an administrative fee of 0.20%.
/(2)/PIMCO has contractually agreed, for the Portfolio's current fiscal year, to reduce total annual portfolio operating expenses for the Institutional
     Class shares to the extent they would exceed, due to the payment of
     Trustees' fees, 0.45% of average daily net assets. Under the Expense
     Limitation Agreement, PIMCO may recoup these waivers and reimbursements in future periods, not exceeding three years, provided total expenses, including such recoupment, do not exceed the annual expense limit.

Examples. The Examples are intended to help you compare the cost of investing in
Institutional Class shares of the Portfolio with the costs of investing in other mutual funds. The Examples assume that you invest $10,000 in the noted class of shares for the time periods indicated, and then redeem all your shares at the end of those periods. The Examples also assume that your investment has a 5%
return each year, the reinvestment of all dividends and distributions, and that the Portfolio's operating expenses remain the same. Although your actual costs may be higher or lower, the Examples show what your costs would be based on these assumptions.

Share Class     Year 1   Year 3   Year 5   Year 10
--------------------------------------------------
Institutional   $46      $144     $252     $567
--------------------------------------------------

                                       35

PIMCO StocksPLUS Growth and Income Portfolio

--------------------------------------------------------------------------------

Principal Investments and Strategies

Investment Objective
Seeks total return which exceeds that of the S&P 500

Portfolio Focus
S&P 500 stock index derivatives backed by a portfolio of short-term fixed income securities

Average Portfolio Duration
0-1 year

Credit Quality
B to Aaa; maximum 10% below Baa

Dividend Frequency
Declared and distributed quarterly

The Portfolio seeks to exceed the total return of the S&P 500 by investing under normal circumstances substantially all of its assets in S&P 500 derivatives, backed by a portfolio of Fixed Income Instruments. The Portfolio may invest in common stocks, options, futures, options on futures and swaps. The Portfolio uses S&P 500 derivatives in addition to or in place of S&P 500 stocks to attempt to equal or exceed the performance of the S&P 500. The value of S&P 500 derivatives closely track changes in the value of the index. However, S&P 500 derivatives may be purchased with a fraction of the assets that would be needed to purchase the equity securities directly, so that the remainder of the assets may be invested in Fixed Income Instruments. PIMCO actively manages the fixed income assets held by the Portfolio with a view toward enhancing the Portfolio's total return, subject to an overall portfolio duration which is normally not expected to exceed one year.

     The S&P 500 is composed of 500 selected common stocks that represent approximately two-thirds of the total market value of all U.S. common stocks.
The Portfolio is neither sponsored by nor affiliated with S&P. The Portfolio seeks to remain invested in S&P 500 derivatives or S&P 500 stocks even when the
S&P 500 is declining.

     Though the Portfolio does not normally invest directly in S&P 500 securities, when S&P 500 derivatives appear to be overvalued relative to the S&P
500, the Portfolio may invest all of its assets in a "basket" of S&P 500 stocks.
Individual stocks are selected based on an analysis of the historical correlation between the return of every S&P 500 stock and the return on the S&P
500 itself. PIMCO may employ fundamental analysis of factors such as earnings and earnings growth, price to earnings ratio, dividend growth, and cash flows to choose among stocks that satisfy the correlation tests. Stocks chosen for the
Portfolio are not limited to those with any particular weighting in the S&P 500.
The Portfolio may also invest in exchange traded funds based on the S&P 500, such as Standard & Poor's Depositary Receipt.

     Assets not invested in equity securities or derivatives may be invested in
Fixed Income Instruments. The Portfolio may invest up to 10% of its total assets in high yield securities ("junk bonds") rated B or higher by Moody's or S&P, or, if unrated, determined by PIMCO to be of comparable quality. The Portfolio may invest up to 20% of its total assets in securities denominated in foreign currencies and may invest beyond this limit in U.S. dollar denominated securities of foreign issuers. The Portfolio will normally hedge at least 75% of its exposure to foreign currency to reduce the risk of loss due to fluctuations in currency exchange rates. In addition, the Portfolio may lend its portfolio securities to brokers, dealers and other financial institutions to earn income.

--------------------------------------------------------------------------------

Principal Risks
Under certain conditions, generally in a market where the value of both S&P 500 derivatives and fixed income securities are declining, the Portfolio may experience greater losses than would be the case if it invested directly in a portfolio of S&P 500 stocks. Among the principal risks of investing in the
Portfolio, which could adversely affect its net asset value, yield and total return, are:

..    Interest Rate Risk
..    Credit Risk
..    Market Risk
..    Issuer Risk
..    Liquidity Risk
..    Derivatives Risk

                                       36

..    Mortgage Risk
..    Foreign Investment Risk
..    Currency Risk
..    Leveraging Risk
..    Management Risk

Please see "Summary of Principal Risks" following the Portfolio Summaries for a description of these and other risks of investing in the Portfolio.

--------------------------------------------------------------------------------

Performance Information
The top of the next page shows summary performance information for the Portfolio in a bar chart and an Average Annual Total Returns table. The information provides some indication of the risks of investing in the Portfolio by showing changes in its performance from year to year and by showing how the Portfolio's average annual returns compare with the returns of a broad-based securities market index. The bar chart and the information to its right show performance of the Portfolio's Institutional Class Shares. The bar chart and table do not reflect Variable Contract fees and expenses. If they did, performance would have been lower. Past performance is no guarantee of future results.

                                       37

PIMCO StocksPLUS Growth and Income Portfolio (continued)

Calendar Year Total Returns -- Institutional Class

[Bar Chart of StocksPLUS Growth and Income Portfolio Appears Here]

  `01      `02
------   ------
-11.28%  -20.08%

Highest and Lowest Quarter Returns
(for periods shown in the bar chart)
------------------------------------
Highest (4th Qtr. `01)       10.36%

------------------------------------
Lowest (3rd Qtr. `02)        -16.94%

                        Calendar Year End (through 12/31)

Average Annual Total Returns (for periods ended 12/31/02)

                                Since
                                Inception
                      1 Year    (4/28/00)/(2)/
----------------------------------------------
Institutional Class   -20.08%   -14.72%
----------------------------------------------
S&P 500 Index/(1)/    -22.10%   -15.95%
----------------------------------------------
/(1)/The Standard & Poor's 500 Composite Stock Price Index is an unmanaged index of common stocks. It is not possible to invest directly in the index.
/(2)/The Institutional Class shares commenced operations on 4/28/00. Index comparisons began on 4/30/00.

--------------------------------------------------------------------------------

Fees and Expenses of the Portfolio
These tables describe the fees and expenses you may pay if you buy and hold
Institutional Class shares of the Portfolio. Overall fees and expenses of investing in the Portfolio are higher than shown because the table does not reflect Variable Contract fees and expenses.

Shareholder Fees (fees paid directly from your investment) None

Annual Portfolio Operating Expenses (expenses that are deducted from Portfolio assets)

                                                    Total Annual                         Net Portfolio
                Advisory   Service  Other           Portfolio Operating  Expense         Operating
Share Class     Fees       Fees     Expenses/(1)/   Expenses             Reduction/(2)/  Expenses
---------------------------------------------------------------------------------------------------------
Institutional   0.40%      None     0.11%           0.51%                (0.01%)         0.50%
---------------------------------------------------------------------------------------------------------
/(1)/"Other Expenses" reflect an administrative fee of 0.10% and the class's pro rata Trustees' fees.
/(2)/PIMCO has contractually agreed, for the Portfolio's current fiscal year, to reduce total annual portfolio operating expenses for the Institutional
     Class shares to the extent they would exceed, due to the payment of
     Trustees' fees, 0.50% of average daily net assets. Under the Expense
     Limitation Agreement, PIMCO may recoup these waivers and reimbursements in future periods, not exceeding three years, provided total expenses, including such recoupment, do not exceed the annual expense limit.

Examples. The Examples are intended to help you compare the cost of investing in
Institutional Class shares of the Portfolio with the costs of investing in other mutual funds. The Examples assume that you invest $10,000 in the noted class of shares for the time periods indicated, and then redeem all your shares at the end of those periods. The Examples also assume that your investment has a 5%
return each year, the reinvestment of all dividends and distributions, and that the Portfolio's operating expenses remain the same. Although your actual costs may be higher or lower, the Examples show what your costs would be based on these assumptions.

Share Class     Year 1   Year 3   Year 5   Year 10
--------------------------------------------------
Institutional   $51      $163     $284     $639
--------------------------------------------------

                                       38

PIMCO StocksPLUS Total Return Portfolio

--------------------------------------------------------------------------------

Principal Investments and Strategies

Investment Objective
Seeks total return which exceeds that of the S&P 500

Portfolio Focus
S&P 500 stock index derivatives backed by a portfolio of short and intermediate maturity fixed income securities

Average Portfolio Duration
1-6 years

Credit Quality
B to Aaa; maximum 10% below Baa

Dividend Frequency
Declared and distributed quarterly

The Portfolio seeks to exceed the total return of the S&P 500 by investing under normal circumstances substantially all of its assets in S&P 500 derivatives, backed by a portfolio of Fixed Income Instruments. The Portfolio may invest in common stocks, options, futures, options on futures and swaps. The Portfolio uses S&P 500 derivatives in addition to or in place of S&P 500 stocks to attempt to equal or exceed the performance of the S&P 500. The value of S&P 500 derivatives closely track changes in the value of the index. However, S&P 500 derivatives may be purchased with a fraction of the assets that would be needed to purchase the equity securities directly, so that the remainder of the assets may be invested in Fixed Income Instruments. PIMCO actively manages the Fixed
Income Instruments held by the Portfolio with a view toward enhancing the
Portfolio's total return, subject to an overall portfolio duration which normally varies within a one- to six-year timeframe based on PIMCO's forecast for interest rates.

     The S&P 500 is composed of 500 selected common stocks that represent approximately two-thirds of the total market value of all U.S. common stocks.
The Portfolio is neither sponsored by nor affiliated with S&P. The Portfolio seeks to remain invested in S&P 500 derivatives or S&P 500 stocks even when the
S&P 500 is declining.

     Though the Portfolio does not normally invest directly in S&P 500 securities, when S&P 500 derivatives appear to be overvalued relative to the S&P
500, the Portfolio may invest all of its assets in a "basket" of S&P 500 stocks.
Individual stocks are selected based on an analysis of the historical correlation between the return of every S&P 500 stock and the return on the S&P
500 itself. PIMCO may employ fundamental analysis of factors such as earnings and earnings growth, price to earnings ratio, dividend growth, and cash flows to choose among stocks that satisfy the correlation tests. Stocks chosen for the
Portfolio are not limited to those with any particular weighting in the S&P 500.
The Portfolio also may invest in exchange traded funds based on the S&P 500, such as Standard & Poor's Depositary Receipts.

     Assets not invested in equity securities or derivatives may be invested in
Fixed Income Instruments. The Portfolio may invest up to 10% of its total assets in high yield securities ("junk bonds") rated B or higher by Moody's or S&P, or, if unrated, determined by PIMCO to be of comparable quality. The Portfolio may invest up to 20% of its total assets in securities denominated in foreign currencies and may invest beyond this limit in U.S. dollar denominated securities of foreign issuers. The Portfolio will normally hedge at least 75% of its exposure to foreign currency to reduce the risk of loss due to fluctuations in currency exchange rates. In addition, the Portfolio may lend its portfolio securities to brokers, dealers and other financial institutions to earn income.

--------------------------------------------------------------------------------

Principal Risks
Under certain conditions, generally in a market where the value of both S&P 500 derivatives and fixed income securities are declining, the Portfolio may experience greater losses than would be the case if it invested directly in a portfolio of S&P 500 stocks. Among the principal risks of investing in the
Portfolio, which could adversely affect its net asset value, yield and total return, are:

..    Interest Rate Risk
..    Credit Risk
..    Market Risk
..    Issuer Risk

                                       39

..    Liquidity Risk
..    Derivatives Risk
..    Mortgage Risk
..    Foreign Investment Risk
..    Currency Risk
..    Leveraging Risk
..    Management Risk

Please see "Summary of Principal Risks" following the Portfolio Summaries for a description of these and other risks of investing in the Portfolio.

--------------------------------------------------------------------------------

Performance Information
The Portfolio does not have a full calendar year of performance. Thus, no bar chart or annual returns table is included for the Portfolio.

                                       40

PIMCO StocksPLUS Total Return Portfolio (continued)

Fees and Expenses of the Portfolio
These tables describe the fees and expenses you may pay if you buy and hold
Institutional Class shares of the Portfolio. Overall fees and expenses of investing in the Portfolio are higher than shown because the table does not reflect Variable Contract fees and expenses.

Shareholder Fees (fees paid directly from your investment) None

Annual Portfolio Operating Expenses (expenses that are deducted from Portfolio assets)

                                                    Total Annual                         Net Portfolio
                Advisory   Service   Other          Portfolio Operating  Expense         Operating
Share Class     Fees       Fees      Expenses/(1)/  Expenses             Reduction/(2)/  Expenses
---------------------------------------------------------------------------------------------------------
Institutional   0.49%      None      0.33%          0.82%                (0.08%)         0.74%
---------------------------------------------------------------------------------------------------------
/(1)/Other Expenses, which are based on estimated amounts for the initial fiscal year of the class, reflect an administrative fee of 0.25%, organizational expenses and pro rata Trustees' fees.
/(2)/PIMCO has contractually agreed, for the Portfolio's current fiscal year, to reduce Total Annual Portfolio Operating Expenses for the Institutional
     Class shares to the extent they would exceed, due to the payment of organizational expenses and Trustees' fees, 0.74% of average daily net assets. Under the Expense Limitation Agreement, PIMCO may recoup these waivers and reimbursements in future periods, not exceeding three years, provided total expenses, including such recoupment, do not exceed the annual expense limit.

Examples. The Examples are intended to help you compare the cost of investing in
Institutional Class shares of the Portfolio with the costs of investing in other mutual funds. The Examples assume that you invest $10,000 in the noted class of shares for the time periods indicated, and then redeem all your shares at the end of those periods. The Examples also assume that your investment has a 5%
return each year, the reinvestment of all dividends and distributions, and that the Portfolio's operating expenses remain the same. Although your actual costs may be higher or lower, the Examples show what your costs would be based on these assumptions.

Share Class     Year 1   Year 3
-------------------------------
Institutional   $76      $236
-------------------------------

                                       41

PIMCO Strategic Balanced Portfolio

--------------------------------------------------------------------------------

Principal Investments and Strategies

Investment Objective
Seeks maximum total return, consistent with preservation of capital and prudent investment management

Portfolio Focus
45-75% StocksPLUS Growth and Income Portfolio;
25-55% Total Return Portfolio

Average Portfolio Duration
Average of Underlying Portfolios held

Credit Quality
Average of Underlying Portfolios held

Dividend Frequency
Declared and distributed quarterly

The Portfolio seeks to achieve its investment objective by normally investing between 45% and 75% of its total assets in the StocksPLUS Growth and Income
Portfolio and between 25% and 55% of its total assets in the Total Return
Portfolio (collectively, the "Underlying Portfolios"). The Portfolio invests all of its assets in shares of the Underlying Portfolios and does not invest directly in stocks or bonds of other issuers.

     The StocksPLUS Growth and Income Portfolio seeks to exceed the total return of the S&P 500 by investing under normal circumstances substantially all of its assets in S&P 500 derivatives, backed by a portfolio of Fixed Income
Instruments. The Total Return Portfolio seeks to achieve its investment objective by investing at least 65% of its total assets in a diversified portfolio of Fixed Income Securities of various maturities. Please see the
Portfolio Summaries of the Underlying Portfolios in this prospectus for information about their investment styles and primary investments.

     PIMCO determines how the Portfolio will allocate and reallocate its assets between the Underlying Portfolios according to the Portfolio's equity/fixed income allocation targets and ranges. PIMCO does not allocate the Portfolio's assets according to a predetermined blend of shares of the Underlying
Portfolios. Instead, PIMCO will determine the mix of Underlying Portfolios appropriate for the Portfolio based on methodology, developed by PIMCO, that forecasts stages in the business cycle and considers the risk and reward potential of equity and fixed income investments within specific phases of the business cycle.

     The Portfolio is a "fund of funds," which is a term used to describe mutual funds that pursue their investment objectives by investing in other mutual funds. The cost of investing in the Portfolio will generally be higher than the cost of investing in a mutual fund that invests directly in individual stocks and bonds. By investing in the Portfolio, an investor will indirectly bear fees and expenses charged by the Underlying Portfolios in addition to the Portfolio's direct fees and expenses. In addition, the use of a fund of funds structure could affect the timing, amount and character of distributions to shareholders and may therefore increase the amount of taxes payable by shareholders. In addition to the StocksPLUS Growth and Income and Total Return Portfolios, the
Portfolio may in the future invest in additional Portfolios of the Trust at the discretion of PIMCO and without shareholder approval.

--------------------------------------------------------------------------------

Principal Risks
Among the principal risks of investing in the Portfolio, which could adversely affect the net asset value, yield and total return of the Portfolio, are:

..    Allocation Risk
..    Underlying Portfolio Risks

     Among the principal risks of investing in the Underlying Portfolios, and consequently the Portfolio, which could adversely affect the net asset value, yield and total return of the Portfolio, are:

..    Interest Rate Risk
..    Credit Risk
..    Market Risk
..    Issuer Risk
..    Liquidity Risk

                                       42

..    Derivatives Risk
..    Mortgage Risk
..    Foreign Investment Risk
..    Currency Risk
..    Leveraging Risk
..    Management Risk

Please see "Summary of Principal Risks" following the Portfolio Summaries for a description of these and other risks associated with the Underlying Portfolios and investment in the Portfolio.

--------------------------------------------------------------------------------

Performance Information
The Portfolio does not have a full calendar year of performance. Thus, no bar chart or annual returns table is included for the Portfolio.

                                       43

PIMCO Strategic Balanced Portfolio (continued)

Fees and Expenses of the Portfolio

These tables describe the fees and expenses you may pay if you buy and hold
Institutional Class shares of the Portfolio. Overall fees and expenses of investing in the Portfolio are higher than shown because the table does not reflect Variable Contract fees and expenses.

Shareholder Fees (fees paid directly from your investment) None

Annual Portfolio Operating Expenses (expenses that are deducted from Portfolio assets)

                                                                 Total Annual
                                                    Underlying   Portfolio                     Net Portfolio
                Advisory   Service  Other          Portfolio     Operating    Expense          Operating
Share Class     Fees       Fees     Expenses/(1)/  Expenses      Expenses     Reduction/(2)/   Expenses
--------------------------------------------------------------------------------------------------------------
Institutional   None       None     0.18%           0.50%         0.68%       (0.08%)          0.60%
--------------------------------------------------------------------------------------------------------------
/(1)/"Other Expenses," which are based on estimated amounts for the initial fiscal year of the class, reflect an administrative fee of 0.10%, organizational expenses and pro rata Trustees' fees.
/(2)/PIMCO has contractually agreed, for the Portfolio's current fiscal year, to reduce total annual portfolio operating expenses for the Institutional
     Class shares to the extent they would exceed, due to the payment of organizational expenses and Trustees' fees, 0.60% of average daily net assets. Under the Expense Limitation Agreement, PIMCO may recoup these waivers and reimbursements in future periods, not exceeding three years, provided total expenses, including such recoupment, do not exceed the annual expense limit.

Examples. The Examples are intended to help you compare the cost of investing in
Institutional Class shares of the Portfolio with the costs of investing in other mutual funds. The Examples assume that you invest $10,000 in the noted class of shares for the time periods indicated, and then redeem all your shares at the end of those periods. The Examples also assume that your investment has a 5%
return each year, the reinvestment of all dividends and distributions, and that the Portfolio's operating expenses remain the same. Although your actual costs may be higher or lower, the Examples show what your costs would be based on these assumptions.

Share Class     Year 1   Year 3
-------------------------------
Institutional   $61      $192
-------------------------------

                                       44

PIMCO Total Return Portfolio

--------------------------------------------------------------------------------

Principal Investments and Strategies

Investment Objective
Seeks maximum total return, consistent with preservation of capital and prudent investment management

Portfolio Focus
Intermediate maturity fixed income securities

Average Portfolio Duration
3-6 years

Credit Quality
B to Aaa; maximum 10% below Baa

Dividend Frequency
Declared daily and distributed monthly

The Portfolio seeks to achieve its investment objective by investing under normal circumstances at least 65% of its total assets in a diversified portfolio of Fixed Income Instruments of varying maturities. The average portfolio duration of this Portfolio normally varies within a three- to six-year time frame based on PIMCO's forecast for interest rates.

     The Portfolio invests primarily in investment grade debt securities, but may invest up to 10% of its total assets in high yield securities ("junk bonds")
rated B or higher by Moody's or S&P or, if unrated, determined by PIMCO to be of comparable quality. The Portfolio may invest up to 20% of its total assets in securities denominated in foreign currencies, and may invest beyond this limit in U.S. dollar-denominated securities of foreign issuers. The Portfolio will normally hedge at least 75% of its exposure to foreign currency to reduce the risk of loss due to fluctuations in currency exchange rates.

     The Portfolio may invest all of its assets in derivative instruments, such as options, futures contracts or swap agreements, or in mortgage- or asset-backed securities. The Portfolio may lend its portfolio securities to brokers, dealers and other financial institutions to earn income. The Portfolio may, without limitation, seek to obtain market exposure to the securities in which it primarily invests by entering into a series of purchase and sale contracts or by using other investment techniques (such as buy backs or dollar rolls). The "total return" sought by the Portfolio consists of income earned on the Portfolio's investments, plus capital appreciation, if any, which generally arises from decreases in interest rates or improving credit fundamentals for a particular sector or security.

--------------------------------------------------------------------------------

Principal Risks
Among the principal risks of investing in the Portfolio, which could adversely affect its net asset value, yield and total return, are:

..    Interest Rate Risk
..    Credit Risk
..    Market Risk
..    Issuer Risk
..    Liquidity Risk
..    Derivatives Risk
..    Mortgage Risk
..    Foreign Investment Risk
..    Currency Risk
..    Leveraging Risk
..    Management Risk

Please see "Summary of Principal Risks" following the Portfolio Summaries for a description of these and other risks of investing in the Portfolio.

--------------------------------------------------------------------------------

Performance Information
The top of the next page shows summary performance information for the Portfolio in a bar chart and an Average Annual Total Returns table. The information provides some indication of the risks of investing in the Portfolio by showing changes in its performance from year to year and by showing how the Portfolio's average annual returns compare with the returns of a broad-based securities market index. The bar chart and the information to its right show performance of the Portfolio's Institutional Class

                                       45

Shares. The bar chart and table do not reflect Variable Contract fees and expenses. If they did, performance would have been lower. Past performance is no guarantee of future results.

                                       46

PIMCO Total Return Portfolio (continued)

Calendar Year Total Returns -- Institutional Class

[Bar Chart of Total Return Portfolio Appears Here]

 `01    `02
----   ----
8.53%  9.23%

Highest and Lowest Quarter Returns
for periods shown in the bar chart)
-----------------------------------
Highest (3rd Qtr. `01)        5.46%
-----------------------------------
Lowest (2nd Qtr. `01)        -0.16%

                        Calendar Year End (through 12/31)

Average Annual Total Returns (for periods ended 12/31/02)

                                                     Since
                                                     Inception
                                            1 Year   (4/10/00)/(2)/
-------------------------------------------------------------------
Institutional Class                          9.23%    9.42%
-------------------------------------------------------------------
Lehman Brothers Aggregate Bond Index/(1)/   10.26%   10.18%
-------------------------------------------------------------------
/(1)/The Lehman Brothers Aggregate Bond Index is an unmanaged index of investment grade, U.S. dollar-denominated fixed income securities of domestic issuers having a maturity greater than one year. It is not possible to invest directly in the index.
/(2)/The Institutional Class shares commenced operations on 4/10/00. Index comparisons began on 3/31/00.

--------------------------------------------------------------------------------

Fees and Expenses of the Portfolio
These tables describe the fees and expenses you may pay if you buy and hold
Institutional Class shares of the Portfolio. Overall fees and expenses of investing in the Portfolio are higher than shown because the table does not reflect Variable Contract fees and expenses.

Shareholder Fees (fees paid directly from your investment) None

Annual Portfolio Operating Expenses (expenses that are deducted from Portfolio assets)

                Advisory   Service    Other            Total Annual Portfolio
Share Class     Fees       Fees       Expenses/(1)/    Operating Expenses/(2)/
--------------------------------------------------------------------------------
Institutional   0.25%      None       0.25%            0.50%
--------------------------------------------------------------------------------
/(1)/"Other Expenses" reflect an administrative fee of 0.25%.
/(2)/"PIMCO has contractually agreed, for the Portfolio's current fiscal year, to reduce total annual portfolio operating expenses for the Institutional
     Class shares to the extent they would exceed, due to the payment of
     Trustees' fees, 0.50% of average daily net assets. Under the Expense
     Limitation Agreement, PIMCO may recoup these waivers and reimbursements in future periods, not exceeding three years, provided total expenses, including such recoupment, do not exceed the annual expense limit.

Examples. The Examples are intended to help you compare the cost of investing in
Institutional Class shares of the Portfolio with the costs of investing in other mutual funds. The Examples assume that you invest $10,000 in the noted class of shares for the time periods indicated, and then redeem all your shares at the end of those periods. The Examples also assume that your investment has a 5%
return each year, the reinvestment of all dividends and distributions, and that the Portfolio's operating expenses remain the same. Although your actual costs may be higher or lower, the Examples show what your costs would be based on these assumptions.

Share Class     Year 1   Year 3   Year 5   Year 10
--------------------------------------------------
Institutional   $51      $160     $280     $628
--------------------------------------------------

                                       47

PIMCO Total Return Portfolio II

--------------------------------------------------------------------------------

Principal Investments and Strategies

Investment Objective
Seeks maximum total return, consistent with preservation of capital and prudent investment management

Portfolio Focus
Intermediate maturity fixed income securities

Average Portfolio Duration
3-6 years

Credit Quality
Baa to Aaa

Dividend Frequency
Declared daily and distributed monthly

The Portfolio seeks to achieve its investment objective by investing under normal circumstances at least 65% of its total assets in a diversified portfolio of Fixed Income Instruments of varying maturities. The average portfolio duration of this Portfolio normally varies within a three- to six-year time frame based on PIMCO's forecast for interest rates. The Portfolio may invest only in investment grade U.S. dollar denominated securities of U.S. issuers that are rated at least Baa by Moody's or BBB by S&P, or, if unrated, determined by
PIMCO to be of comparable quality.

     The Portfolio may invest all of its assets in derivative instruments, such as options, futures contracts or swap agreements, or in mortgage- or asset-backed securities. The Portfolio may lend its portfolio securities to brokers, dealers and other financial institutions to earn income. The Portfolio may, without limitation, seek to obtain market exposure to the securities in which it primarily invests by entering into a series of purchase and sale contracts or by using other investment techniques (such as buy backs or dollar rolls). The "total return" sought by the Portfolio consists of income earned on the Portfolio's investments, plus capital appreciation, if any, which generally arises from decreases in interest rates or improving credit fundamentals for a particular sector or security.

--------------------------------------------------------------------------------

Principal Risks
Among the principal risks of investing in the Portfolio, which could adversely affect its net asset value, yield and total return, are:

..    Interest Rate Risk
..    Credit Risk
..    Market Risk
..    Issuer Risk
..    Liquidity Risk
..    Derivatives Risk
..    Mortgage Risk
..    Leveraging Risk
..    Management Risk

Please see "Summary of Principal Risks" following the Portfolio Summaries for a description of these and other risks of investing in the Portfolio.

--------------------------------------------------------------------------------

Performance Information
The top of the next page shows summary performance information for the Portfolio in a bar chart and an Average Annual Total Returns table. The information provides some indication of the risks of investing in the Portfolio by showing changes in its performance from year to year and by showing how the Portfolio's average annual returns compare with the returns of a broad-based securities market index. The bar chart and the information to its right show performance of the Portfolio's Institutional Class Shares. The bar chart and the table do not reflect Variable Contract fees and expenses. If they did, performance would have been lower. Past performance is no guarantee of future results.

                                       48

PIMCO Total Return Portfolio II (continued)

Calendar Year Total Returns -- Institutional Class

[Bar Chart of Total Return Portfolio II Appears Here]

 `01     `02

-----   -----
9.88%   8.13%

Highest and Lowest Quarter Returns
(for periods shown in the bar chart)
------------------------------------
Highest (3rd Qtr. `01)         6.91%
------------------------------------
Lowest (4th Qtr. `01)         -0.44%
------------------------------------

                        Calendar Year End (through 12/31)

Average Annual Total Returns (for periods ended 12/31/02)

                                                     Since
                                                     Inception
                                            1 Year   (4/10/00)/(2)/
-------------------------------------------------------------------
Institutional Class                          8.13%    9.36%
-------------------------------------------------------------------
Lehman Brothers Aggregate Bond Index/(1)/   10.26%   10.63%
-------------------------------------------------------------------
/(1)/The Lehman Brothers Aggregate Bond Index is an unmanaged index of investment grade, U.S. dollar-denominated fixed income securities of domestic issuers having a maturity greater than one year. It is not possible to invest directly in the index.
/(2)/The Institutional Class shares commenced operations on 4/10/00. Index comparisons began on 3/31/00.

--------------------------------------------------------------------------------

Fees and Expenses of the Portfolio
These tables describe the fees and expenses you may pay if you buy and hold
Institutional Class shares of the Portfolio. Overall fees and expenses of investing in the Portfolio are higher than shown because the table does not reflect Variable Contract fees and expenses.

Shareholder Fees (fees paid directly from your investment) None

Annual Portfolio Operating Expenses (expenses that are deducted from Portfolio assets)

                                                     Total Annual
                Advisory   Service  Other            Portfolio Operating
Share Class     Fees       Fees     Expenses/(1)/    Expenses/(2)//(3)/
------------------------------------------------------------------------
Institutional   0.25%      None     0.26%            0.51%
------------------------------------------------------------------------
/(1)/"Other Expenses" reflect an administrative fee of 0.25%, the class's pro rata Trustees' fees and interest expense. Interest expense is generally incurred as a result of investment management activities.
/(2)/PIMCO has contractually agreed, for the Portfolio's current fiscal year, to reduce total annual portfolio operating expenses for the Institutional
     Class shares to the extent they would exceed, due to the payment of
     Trustees' fees, 0.50% of average daily net assets. Under the Expense
     Limitation Agreement, PIMCO may recoup these waivers and reimbursements in future periods, not exceeding three years, provided total expenses, including such recoupment, do not exceed the annual expense limit.
/(3)/Ratio of net assets to average net assets excluding interest expense is
     0.50%.

Examples. The Examples are intended to help you compare the cost of investing in
Institutional Class shares of the Portfolio with the costs of investing in other mutual funds. The Examples assume that you invest $10,000 in the noted class of shares for the time periods indicated, and then redeem all your shares at the end of those periods. The Examples also assume that your investment has a 5%
return each year, the reinvestment of all dividends and distributions, and that the Portfolio's operating expenses remain the same. Although your actual costs may be higher or lower, the Examples show what your costs would be based on these assumptions.

Share Class     Year 1   Year 3   Year 5   Year 10
--------------------------------------------------
Institutional   $52      $164     $285     $640
--------------------------------------------------

                                       49

Summary of Principal Risks
The value of your investment in a Portfolio changes with the values of that
Portfolio's investments. Many factors can affect those values. The factors that are most likely to have a material effect on a particular Portfolio's portfolio as a whole are called "principal risks." The principal risks of each Portfolio are identified in the Portfolio Summaries and are described in this section.
Each Portfolio may be subject to additional principal risks and risks other than those described below because the types of investments made by a Portfolio can change over time. Securities and investment techniques mentioned in this summary and described in greater detail under "Characteristics and Risks of Securities and Investment Techniques" appear in bold type. That section and "Investment
Objectives and Policies" in the Statement of Additional Information also include more information about the Portfolio, their investments and the related risks.
There is no guarantee that a Portfolio will be able to achieve its investment objective. It is possible to lose money by investing in a Portfolio.

Interest Rate Risk
As interest rates rise, the value of fixed income securities held by a Portfolio are likely to decrease. Securities with longer durations tend to be more sensitive to changes in interest rates, usually making them more volatile than securities with shorter durations.

Credit Risk
A Portfolio could lose money if the issuer or guarantor of a fixed income security, or the counterparty to a derivatives contract, repurchase agreement or a loan of portfolio securities, is unable or unwilling to make timely principal and/or interest payments, or to otherwise honor its obligations. Securities are subject to varying degrees of credit risk, which are often reflected in credit ratings. Municipal bonds are subject to the risk that litigation, legislation or other political events, local business or economic conditions, or the bankruptcy of the issuer could have a significant effect on an issuer's ability to make payments of principal and/or interest.

High Yield Risk
Portfolios that invest in high yield securities and unrated securities of similar credit quality (commonly known as "junk bonds") may be subject to greater levels of interest rate, credit and liquidity risk than Portfolios that do not invest in such securities. High yield securities are considered predominately speculative with respect to the issuer's continuing ability to make principal and interest payments. An economic downturn or period of rising interest rates could adversely affect the market for high yield securities and reduce a Portfolio's ability to sell its high yield securities (liquidity risk).
If the issuer of a security is in default with respect to interest or principal payments, a Portfolio may lose its entire investment.

Market Risk
The market price of securities owned by a Portfolio may go up or down, sometimes rapidly or unpredictably. Securities may decline in value due to factors affecting securities markets generally or particular industries represented in the securities markets. The value of a security may decline due to general market conditions which are not specifically related to a particular company, such as real or perceived adverse economic conditions, changes in the general outlook for corporate earnings, changes in interest or currency rates or adverse investor sentiment generally. They may also decline due to factors which affect a particular industry or industries, such as labor shortages or increased production costs and competitive conditions within an industry. Equity securities generally have greater price volatility than fixed income securities.

Issuer Risk
The value of a security may decline for a number of reasons which directly relate to the issuer, such as management performance, financial leverage and reduced demand for the issuer's goods or services.

Liquidity Risk
Liquidity risk exists when particular investments are difficult to purchase or sell. A Portfolio's investments in illiquid securities may reduce the returns of the Portfolio because it may be unable to sell the illiquid securities at an advantageous time or price. Portfolios with principal investment strategies that involve foreign securities, derivatives or securities with substantial market and/or credit risk tend to have the greatest exposure to liquidity risk.

Derivatives Risk
Derivatives are financial contracts whose value depends on, or is derived from, the value of an underlying asset, reference rate or index. The various derivative instruments that the Portfolios may use are referenced under
"Characteristics and Risks of Securities and Investment Techniques--Derivatives"
in this prospectus and described in more detail under "Investment Objectives and
Policies" in the Statement of Additional Information. The Portfolios typically use derivatives as a substitute for taking a position in the underlying asset and/or part of a strategy designed to reduce exposure to other risks, such as interest rate or currency risk. The Portfolios may also use derivatives for leverage, in which case their use would involve leveraging risk. A Portfolio's use of derivative instruments involves risks different from, or possibly greater than, the risks associated with investing directly in securities and other traditional investments. Derivatives are subject to a number of risks described elsewhere in this section, such as liquidity risk, interest rate risk, market risk, credit risk and management risk. They also involve the risk of mispricing
or

                                       50

improper valuation and the risk that changes in the value of the derivative may not correlate perfectly with the underlying asset, rate or index. A Portfolio investing in a derivative instrument could lose more than the principal amount invested. Also, suitable derivative transactions may not be available in all circumstances and there can be no assurance that a Portfolio will engage in these transactions to reduce exposure to other risks when that would be beneficial.

Commodity Risk
A Portfolio's investments in commodity-linked derivative instruments may subject the Portfolio to greater volatility than investments in traditional securities.
The value of commodity-linked derivative instruments may be affected by changes in overall market movements, changes in interest rates, or factors affecting a particular industry or commodity, such as drought, floods, weather, livestock disease, embargoes, tariffs and international economic, political and regulatory developments.

Mortgage Risk
A Portfolio that purchases mortgage-related securities is subject to certain additional risks. Rising interest rates tend to extend the duration of mortgage-related securities, making them more sensitive to changes in interest rates. As a result, in a period of rising interest rates, a Portfolio that holds mortgage-related securities may exhibit additional volatility. This is known as extension risk. In addition, mortgage-related securities are subject to prepayment risk. When interest rates decline, borrowers may pay off their mortgages sooner than expected. This can reduce the returns of a Portfolio because the Portfolio will have to reinvest that money at the lower prevailing interest rates.

Foreign (Non-U.S.) Investment Risk
A Portfolio that invests in foreign securities may experience more rapid and extreme changes in value than a Portfolio that invests exclusively in securities of U.S. companies. The securities markets of many foreign countries are relatively small, with a limited number of companies representing a small number of industries. Additionally, issuers of foreign securities are usually not subject to the same degree of regulation as U.S. issuers. Reporting, accounting and auditing standards of foreign countries differ, in some cases significantly, from U.S. standards. Also, nationalization, expropriation or confiscatory taxation, currency blockage, political changes or diplomatic developments could adversely affect a Portfolio's investments in a foreign country. In the event of nationalization, expropriation or other confiscation, a Portfolio could lose its entire investment in foreign securities. Adverse conditions in a certain region can adversely affect securities of other countries whose economies appear to be unrelated. To the extent that a Portfolio invests a significant portion of its assets in a concentrated geographic area like Eastern Europe or Asia, the
Portfolio will generally have more exposure to regional economic risks associated with foreign investments.

Emerging Markets Risk
Foreign investment risk may be particularly high to the extent that a Portfolio invests in emerging market securities of issuers based in countries with developing economies. These securities may present market, credit, currency, liquidity, legal, political and other risks different from, or greater than, the risks of investing in developed foreign countries.

European Concentration Risk
When a Portfolio concentrates its investments in Europe, it may be affected significantly by economic, regulatory or political developments affecting
European issues. All countries in Europe may be significantly affected by fiscal and monetary controls implemented by the European Economic and Monetary Union.
Eastern European markets are relatively undeveloped and may be particularly sensitive to economic and political events affecting those countries.

Currency Risk
Portfolios that invest directly in foreign currencies or in securities that trade in, and receive revenues in, foreign (non-U.S.) currencies are subject to the risk that those currencies will decline in value relative to the U.S.
dollar, or, in the case of hedging positions, that the U.S. dollar will decline in value relative to the currency being hedged.

     Currency rates in foreign countries may fluctuate significantly over short periods of time for a number of reasons, including changes in interest rates, intervention (or the failure to intervene) by U.S. or foreign governments, central banks or supranational entities such as the International Monetary Fund, or by the imposition of currency controls or other political developments in the
U.S. or abroad. As a result, a Portfolio's investments in foreign currency-denominated securities may reduce the returns of a Portfolio.

Issuer Non-Diversification Risk
Focusing investments in a small number of issuers, industries or foreign currencies increases risk. Portfolios that are "non-diversified" may invest a greater percentage of their assets in the securities of a single issuer (such as bonds issued by a particular state) than Portfolios that are "diversified."
Portfolios that invest in a relatively small number of issuers are more susceptible to risks associated with a single economic, political or regulatory occurrence than a more diversified portfolio might be. Some of those issuers also may present substantial credit or other risks. Similarly, a Portfolio may be more sensitive to adverse economic, business or political developments if it invests a substantial portion of its assets in the bonds of similar projects or from issuers in the same state.

                                       51

Leveraging Risk
Certain transactions may give rise to a form of leverage. Such transactions may include, among others, reverse repurchase agreements, loans of portfolios securities, and the use of when-issued, delayed delivery or forward commitment transactions. The use of derivatives may also create leveraging risk. To mitigate leveraging risk, PIMCO will segregate liquid assets or otherwise cover the transactions that may give rise to such risk. The use of leverage may cause a Portfolio to liquidate portfolio positions when it may not be advantageous to do so to satisfy its obligations or to meet segregation requirements. Leverage, including borrowing, may cause a Portfolio to be more volatile than if the
Portfolio had not been leveraged. This is because leverage tends to exaggerate the effect of any increase or decrease in the value of a Portfolio's portfolio securities.

Smaller Company Risk
The general risks associated with fixed income securities are particularly pronounced for securities issued by companies with smaller market capitalizations. These companies may have limited product lines, markets or financial resources or they may depend on a few key employees. As a result, they may be subject to greater levels of credit, market and issuer risk. Securities of smaller companies may trade less frequently and in lesser volumes than more widely held securities and their values may fluctuate more sharply than other securities. Companies with medium-sized market capitalizations may have risks similar to those of smaller companies.

Management Risk
Each Portfolio is subject to management risk because it is an actively managed investment portfolio. PIMCO and each individual portfolio manager will apply investment techniques and risk analyses in making investment decisions for the
Portfolio, but there can be no guarantee that these will produce the desired results.

California State Specific Risk
Investments in California municipal bonds may be affected significantly by economic, regulatory or political developments affecting the ability of
California issuers to pay interest or repay principal. Provisions of the
California Constitution and State statutes which limit the taxing and spending authority of California governmental entities may impair the ability of
California issuers to pay principal and/or interest on their obligations. While
California's economy is broad, it does have major concentrations in high technology, aerospace and defense-related manufacturing, trade, entertainment, real estate and financial services, and may be sensitive to economic problems affecting those industries. Future California political and economic developments, constitutional amendments, legislative measures, executive orders, administrative regulations, litigation and voter initiatives could have an adverse effect on the debt obligations of California issuers.

New York State Specific Risk

Investments in New York municipal bonds may be affected significantly by economic, regulatory or political developments affecting the ability of New York issuers to pay interest or repay principal. Certain issuers of New York municipal bonds have experienced serious financial difficulties in the past and a reoccurrence of these difficulties may impair the ability of certain New York issuers to pay principal or interest on their obligations. The financial health of New York City affects that of the State, and when New York City experiences financial difficulty it may have an adverse affect on New York municipal bonds.
The growth rate of New York has at times been somewhat slower than the national overall. The economic and financial condition of New York also may be affected by various financial, social, economic and political factors.

Allocation Risk
The All Asset and Strategic Balanced Portfolios' investment performance depend upon how their assets are allocated and reallocated between the Underlying Funds according to each Portfolio's asset allocation targets and ranges. A principal risk of investing in each Portfolio is that the Portfolio's adviser will make less than optimal or poor asset allocation decisions. The advisers attempt to identify allocations for the Underlying Funds that will provide consistent, quality performance for each Portfolio, but there is no guarantee that such allocation techniques will produce the desired results. It is possible that the adviser will focus on an Underlying Fund that performs poorly or underperforms other funds under various market conditions. You could lose money on your investment in the Portfolios as a result of these allocation decisions.

Underlying Fund Risks
Because the All Asset and Strategic Balanced Portfolios invest all of their assets in Underlying Funds, the risks associated with investing in the
Portfolios are closely related to the risks associated with the securities and other investments held by the Underlying Funds. The ability of each Portfolio to achieve its investment objective will depend upon the ability of the Underlying
Funds to achieve their investment objectives. There can be no assurance that the investment objective of any Underlying Fund will be achieved.

     The All Asset and Strategic Balanced Portfolios' net asset value will fluctuate in response to changes in the net asset values of the Underlying Funds in which they invest. The extent to which the investment performance and risks associated with each Portfolio correlate to those of a particular Underlying
Fund will depend upon the extent to which each Portfolio's assets are allocated from time to time for investment in the Underlying Fund, which will vary. To the extent that either Portfolio invests a

                                       52

significant portion of its assets in an Underlying Fund, it will be particularly sensitive to the risks associated with each of the Underlying Funds.

                                       53

Management of the Portfolios

Investment Adviser and Administrator
PIMCO serves as investment adviser and the administrator (serving in its capacity as administrator, the "Administrator") for the Portfolios. Subject to
the supervision of the Board of Trustees, PIMCO is responsible for managing the investment activities of the Portfolios and the Portfolios' business affairs and other administrative matters. Research Affiliates, LLC ("Research Affiliates")
serves as the asset allocation sub-adviser to the All Asset Portfolio and selects the Underlying PIMS Funds in which the All Asset Portfolio invests.

     PIMCO's address is 840 Newport Center Drive, Suite 300, Newport Beach,
California 92660. Organized in 1971, PIMCO provides investment management and advisory services to private accounts of institutional and individual clients and to mutual funds. As of December 31, 2002, PIMCO had approximately $304.6 billion in assets under management. Research Affiliates is located at 800 E.
Colorado Blvd., 9th Floor, Pasadena, CA 91101.

Advisory Fees
Each Portfolio, except for the Strategic Balanced Portfolio, pays PIMCO fees in return for providing investment advisory services. For the fiscal year ended
December 31, 2002, the Portfolios paid monthly advisory fees to PIMCO at the following annual rates (stated as a percentage of the average daily net assets of each Portfolio taken separately):

Portfolio                                Advisory Fees
------------------------------------------------------
Money Market Portfolio                       0.15%
StocksPLUS Growth and Income Portfolio       0.40%
Emerging Markets Bond Portfolio              0.45%
All other Portfolios                         0.25%

     The All Asset, CommodityRealReturn Strategy and StocksPLUS Total Return
Portfolios were not operational during the fiscal year ended December 31, 2002.
The investment advisory fees for the All Asset, CommodityRealReturn Strategy and
StocksPLUS Total Return Portfolios are at an annual rate of 0.20%, 0.49, and
0.49%, respectively, based upon the average daily net assets of the Portfolio.
PIMCO pays a fee to Research Affiliates, the asset allocation sub-adviser of the
All Asset Portfolio, at an annual rate of 0.20% of the average daily net assets of the Portfolio.

Administrative Fees
Each Portfolio pays for the administrative services it requires under a fee structure which is essentially fixed. Shareholders of each class of each
Portfolio pay an administrative fee to PIMCO, computed as a percentage of the
Portfolio's assets attributable in the aggregate to that class of shares. PIMCO, in turn, provides or procures administrative services for shareholders and also bears the costs of various third-party services required by the Portfolios, including audit, custodial, portfolio accounting, legal, transfer agency and printing costs.

     For the fiscal year ended December 31, 2002, each Portfolio paid PIMCO monthly administrative fees at the following annual rates:

Portfolio                                 Administrative Fees
-------------------------------------------------------------
StocksPLUS Growth and Income Portfolio           0.10%
Money Market and Short-Term Portfolios           0.20%
High Yield Portfolio                             0.35%
Emerging Markets Bond Portfolio                  0.40%
Foreign Bond and Global Bond Portfolios          0.50%
All other Portfolios                             0.25%

     The All Asset, CommodityRealReturn Strategy, StocksPLUS Total Return and
Strategic Balanced Portfolios were not operational during the fiscal year ended
December 31, 2002. The administrative fees for the All Asset,
CommodityRealReturn Strategy, StocksPLUS Total Return and Strategic Balanced
Portfolios are at an annual rate of 0.25%, 0.25%, 0.25% and 0.10%, respectively, based upon the average daily net assets of the Portfolio.

     PIMCO may use its assets and resources, including its profits from advisory or administrative fees paid by a Portfolio, to pay insurance companies for services rendered to current and prospective owners of Variable Contracts, including the provision of support services such as providing information about the Trust and the Portfolios, the delivery of Trust documents, and other services. Any such payments are made by PIMCO and not by the Trust and PIMCO does not receive any separate fees for such expenses.

     PIMCO has contractually agreed, for the Portfolios' current fiscal year, to reduce total annual portfolio operating expenses for the Institutional Class shares to the extent that they would exceed, due to the payment of organizational expenses and Trustees' fees, the total portfolio operating expenses specified for that Portfolio in the table identifying the Portfolio's annual portfolio operating expenses in its Portfolio Summary. For certain
Portfolios, PIMCO currently recoups these waivers and reimbursements, not exceeding three years, provided that total expenses, including such recoupment, do not exceed the annual expense limit.

                                       54

Fund of Funds Fees
The All Asset and Strategic Balanced Portfolios indirectly pay their proportionate share of the advisory fees paid to PIMCO by the Underlying Funds in which each Portfolio invests. The All Asset and Strategic Balanced Portfolios pay administrative fees to PIMCO at an annual rate of 0.25% and 0.05%, respectively, based on the average daily net assets attributable in the aggregate to the Portfolios' Institutional Class and Administrative Class
shares. The Portfolios also indirectly pay their proportionate share of the administrative fee charged by PIMCO to the Underlying Funds in which each
Portfolio invests.

The expenses associated with investing in a "fund of funds" are generally higher than those for mutual funds that do not invest primarily in other mutual funds.
This is because shareholders in a "fund of funds" indirectly pay a portion of the fees and expenses charged at the underlying fund level. The Portfolios invest in Institutional Class shares of the Underlying Funds, which are not subject to any sales charges or 12b-1 fees.

PIMCO has broad discretion to allocate and reallocate the Strategic Balanced
Portfolio's assets among the StocksPLUS Growth and Income and Total Return
Portfolios consistent with the Portfolio's investment objective and policies and asset allocation targets and ranges. Although PIMCO does not charge an investment advisory fee for its asset allocation services for the Strategic
Balanced Portfolio, PIMCO indirectly receives fees (including investment advisory and administrative fees) from the Underlying Portfolios in which the
Portfolio invests. In this regard, PIMCO has a financial incentive to invest the
Portfolio's assets in Underlying Portfolios with higher fees than other Funds, even if it believes that alternate investments would better serve the
Portfolio's investment program. PIMCO is legally obligated to disregard that incentive in making asset allocation decisions for the Portfolio. The Trustees and officers of the Trust may also have conflicting interests in fulfilling their fiduciary duties to the Portfolio and the StocksPLUS Growth and Income and
Total Return Portfolios.

Because the All Asset Portfolio invests in Institutional Class shares of the
Underlying PIMS Funds, shareholders of the Portfolio indirectly bear a proportionate share of these expenses, depending upon how the Portfolio's assets are allocated from time to time among the Underlying PIMS Funds. The following table summarizes the annual expenses borne by Institutional Class shareholders of the Underlying PIMS Funds.

Annual Underlying PIMS Fund Expenses
(Based on the average daily net assets attributable to an Underlying PIMS Fund's
Institutional Class Shares)

                                                                               Total Fund
Underlying PIMS Fund                     Advisory Fees   Administrative Fees   Operating Expenses
-------------------------------------------------------------------------------------------------
California Intermediate Municipal Bond   0.25%           0.22%                 0.47%
-------------------------------------------------------------------------------------------------
California Municipal Bond                0.25            0.22                  0.47
-------------------------------------------------------------------------------------------------
CommodityRealReturn Strategy             0.49            0.25                  0.74
-------------------------------------------------------------------------------------------------
Convertible                              0.40            0.25                  0.65
-------------------------------------------------------------------------------------------------
Emerging Markets Bond                    0.45            0.40                  0.85
-------------------------------------------------------------------------------------------------
European Convertible                     0.50            0.25                  0.75
-------------------------------------------------------------------------------------------------
Foreign Bond                             0.25            0.25                  0.50
-------------------------------------------------------------------------------------------------
Global Bond                              0.25            0.30                  0.55
-------------------------------------------------------------------------------------------------
Global Bond II                           0.25            0.30                  0.55
-------------------------------------------------------------------------------------------------
GNMA                                     0.25            0.25                  0.50
-------------------------------------------------------------------------------------------------
High Yield                               0.25            0.25                  0.50
-------------------------------------------------------------------------------------------------
Investment Grade Corporate Bond          0.25            0.25                  0.50
-------------------------------------------------------------------------------------------------
Long-Term U.S. Government                0.25            0.25                  0.50
-------------------------------------------------------------------------------------------------
Low Duration                             0.25            0.18                  0.43
-------------------------------------------------------------------------------------------------
Low Duration II                          0.25            0.25                  0.50
-------------------------------------------------------------------------------------------------
Low Duration III                         0.25            0.25                  0.50
-------------------------------------------------------------------------------------------------
Moderate Duration                        0.25            0.20                  0.45
-------------------------------------------------------------------------------------------------
Money Market                             0.15            0.20                  0.35
-------------------------------------------------------------------------------------------------
Municipal Bond                           0.25            0.24                  0.49
-------------------------------------------------------------------------------------------------
New York Municipal Bond                  0.25            0.22                  0.47
-------------------------------------------------------------------------------------------------
Real Return                              0.25            0.20                  0.45
-------------------------------------------------------------------------------------------------
Real Return II                           0.25            0.20                  0.45
-------------------------------------------------------------------------------------------------
Real Return Asset                        0.40            0.25                  0.65
-------------------------------------------------------------------------------------------------
Short Duration Municipal Income          0.20            0.19                  0.39
-------------------------------------------------------------------------------------------------
Short-Term                               0.25            0.20                  0.45
-------------------------------------------------------------------------------------------------
StocksPLUS                               0.40            0.25                  0.65
-------------------------------------------------------------------------------------------------
StocksPLUS Total Return                  0.49            0.25                  0.74
-------------------------------------------------------------------------------------------------
Total Return                             0.25            0.18                  0.43
-------------------------------------------------------------------------------------------------
Total Return II                          0.25            0.25                  0.50
-------------------------------------------------------------------------------------------------
Total Return III                         0.25            0.25                  0.50
-------------------------------------------------------------------------------------------------
Total Return Mortgage                    0.25            0.25                  0.50
-------------------------------------------------------------------------------------------------

                                       55

Individual Portfolio Managers
The table below provides information about the individual portfolio managers responsible for management of the Trust's Portfolios, including their occupations for the past five years.

Portfolio               Portfolio Manager       Since     Recent Professional Experience
--------------------------------------------------------------------------------------------------------------------------
All Asset               Robert D. Arnott            *     Chief Executive Officer, Research Affiliates LLC. Mr.
                                                          Arnott is also  Chairman of First Quadrant, L.P.

CommodityRealReturn     John B. Brynjolfsson      ***     Managing Director, PIMCO. He joined PIMCO as a Portfolio
   Strategy                                               Manager in 1989, and has managed fixed income accounts for
Real Return                                      9/99**   various institutional clients and funds since that time.

Emerging Markets        Mohamed A. El-Erian      9/02**   Managing Director, PIMCO. He joined PIMCO as a Portfolio Manager
   Bond                                                   in 1999. Prior to joining PIMCO, he was a Managing Director from 1998-1999 for Salomon Smith Barney/Citibank, where
                                                          he was head of emerging markets research.

Foreign Bond            Michael R. Asay         11/00     Executive Vice President, PIMCO. He joined PIMCO in 1998.
Global Bond                                      1/02**   Prior to joining PIMCO, he was a Vice President and Director of Market Research for Goldman Sachs and Company from
                                                          1986-1997, where he developed fixed income trading strategies and quantitative analytics for Asian and European markets.

High Yield              Raymond G. Kennedy       5/02     Managing Director, PIMCO. He is a Portfolio Manager and a
                                                          senior member of PIMCO's investment strategy group. He
                                                          joined PIMCO as a Credit Analyst in 1996.

Long-Term U.S.          James M. Keller          4/00     Managing Director, PIMCO. He joined PIMCO as a Portfolio
   Government                                             Manager in 1996, and has managed fixed income accounts for various institutional clients since that time.

Low Duration            William H. Gross         2/99**   Managing Director, Chief Investment Officer and a founding
StocksPLUS                                                partner of PIMCO. He leads a team which manages the
   Growth and Income                            12/97**   Strategic Balanced, StocksPLUS Growth and Income and
StocksPLUS                                                StocksPLUS Total Return Portfolios.
   Total Return                                   ***
Strategic Balanced                                ***
Total Return                                    12/97**
Total Return II                                  5/99**

Money Market            Paul A. McCulley         9/99**   Managing Director, PIMCO. He has managed fixed income assets
Short-Term                                       9/99**   since joining PIMCO in 1999. Prior to joining PIMCO, Mr.
                                                          McCulley was associated with Warburg Dillon Read as a
                                                          Managing Director from 1992-1999 and Head of Economic and
                                                          Strategy Research for the Americas from 1995-1999, where he managed macro research world-wide.
----------
*   Portfolio expected to commence operations 5/03.
**  Since inception of the Portfolio.
*** Portfolio has not commenced operation as of the date of this prospectus.

Distributor
The Trust's Distributor is PIMCO Advisors Distributors LLC, an indirect subsidiary of Allianz Dresdner Asset Management of America L.P. The Distributor,
located at 2187 Atlantic Street, Stamford CT 06902, is a broker-dealer registered with the Securities and Exchange Commission.

Institutional Class Shares
The Trust offers investors Institutional Class shares of the Portfolios in this prospectus. The Trust does not charge any sales charges (loads) or other fees in connection with purchases or sales (redemptions) of Institutional Class shares.

     . Arrangements with Service Agents. Institutional Class shares of the
Portfolios may be offered through certain brokers and financial intermediaries
("service agents") that have established a shareholder servicing relationship with the Trust on behalf of their customers. The Trust pays no compensation to such entities other than Plan fees paid with respect to Administrative Class shares. Service agents may impose additional or different conditions than the
Trust on purchases, redemptions or exchanges of Portfolio shares by their customers. Service agents may also independently establish and charge their customers transaction fees, account fees and other amounts in connection with purchases and sales of Portfolio shares in addition to any fees charged by the
Trust. These additional fees may vary over time and would increase the cost of the customer's investment and lower investment returns. Each service agent is responsible for transmitting to its customers a schedule of any such fees and information regarding any additional or different conditions regarding purchases, redemptions and exchanges. Shareholders who are customers of service agents should consult their service agents for information regarding these fees and conditions.

                                       56

Purchases and Redemptions

Purchasing Shares
Investors do not deal directly with the Portfolios to purchase and redeem shares. Please refer to the prospectus for the Separate Account for information on the allocation of premiums and on transfers of accumulated value among sub-accounts of the Separate Account that invest in the Portfolio.

     As of the date of this prospectus, shares of the Portfolios are offered for purchase by Separate Accounts to serve as an investment medium for Variable
Contracts issued by life insurance companies, and to qualified pension and retirement plans outside of the separate account context. Shares of each
Portfolio are purchased at the net asset value ("NAV") per share after receipt of a purchase order.

     While the Portfolios currently do not foresee any disadvantages to Variable
Contract Owners if the Portfolios serve as an investment medium for both variable annuity contracts and variable life insurance policies, due to differences in tax treatment or other considerations, it is theoretically possible that the interest of owners of annuity contracts and insurance policies for which the Portfolios served as an investment medium might at some time be in conflict. However, the Trust's Board of Trustees and each insurance company with a separate account allocating assets to the Portfolios are required to monitor events to identify any material conflicts between variable annuity contract owners and variable life insurance policy owners, and would have to determine what action, if any, should be taken in the event of such a conflict. If such a conflict occurred, an insurance company participating in the Portfolios might be required to redeem the investment of one or more of its separate accounts from the Portfolios, which might force the Portfolios to sell securities at disadvantageous prices.

     The Trust and its distributor each reserves the right, in its sole discretion, to suspend the offering of shares of the Portfolios or to reject any purchase order, in whole or in part, or to redeem shares, in whole or in part, when, in the judgment of management, such suspension or rejection is in the best interests of the Trust. The sale of shares will be suspended when trading on the
New York Stock Exchange is restricted or during an emergency which makes it impracticable for the Portfolios to dispose of their securities or to determine fairly the value of their net assets, or during any other period as permitted by the SEC for the protection of investors. In the event that a Portfolio ceases offering its shares, any investments allocated to the Portfolio will, subject to any necessary regulatory approvals, be invested in another Portfolio.

Redeeming Shares

Shares may be redeemed without charge on any day that the net asset value is calculated. All redemption orders are effected at the net asset value per share next determined after a redemption request is received. Payment for shares redeemed normally will be made within seven days.

     For shareholder protection, a request to change information contained in an account registration (for example, a request to change the bank designated to receive wire redemption proceeds) must be received in writing, signed by the minimum number of persons designated on the Client Registration Application that are required to effect a redemption, and accompanied by a signature guarantee from any eligible guarantor institution, as determined in accordance with the
Trust's procedures. Shareholders should inquire as to whether a particular institution is an eligible guarantor institution. A signature guarantee cannot be provided by a notary public. In addition, corporations, trusts, and other institutional organizations are required to furnish evidence of the authority of the persons designated on the Client Registration Application to effect transactions for the organization.

     Redemptions of Portfolio shares may be suspended when trading on the New
York Stock Exchange is restricted or during an emergency which makes it impractical for the Portfolios to dispose of their securities or to determine fairly the value of their net assets, or during any other period as permitted by the Securities and Exchange Commission for the protection of investors. Under these and other unusual circumstances, the Trust may suspend redemption or postpone payment for more than seven days, as permitted by law. In consideration of the best interests of the remaining shareholders, the Trust reserves the right to pay redemption proceeds in whole or in part by a distribution in kind of securities held by a Portfolio in lieu of cash. It is highly unlikely that shares would ever be redeemed in kind. If shares are redeemed in kind, however, the redeeming shareholder should expect to incur transaction costs upon the disposition of the securities received in the distribution.

How Portfolio Shares Are Priced
The NAV of a Portfolio's Institutional Class shares is determined by dividing the total value of a Portfolio's investments and other assets attributable to that class, less any liabilities, by the total number of shares outstanding of that class.

     Except for the Money Market Portfolio, for purposes of calculating NAV, portfolio securities and other assets for which market quotes are available are stated at market value. Market value is generally determined on the basis of last reported sales prices, or if no sales are reported, based on quotes obtained from a quotation reporting system, established market makers, or pricing services. Certain securities or investments for which daily market quotations are not readily available may be valued, pursuant to guidelines established by the Board of Trustees, with reference to other securities or indices. Short-term investments having a maturity of 60

                                       57

days or less are generally valued at amortized cost. Exchange traded options, futures and options on futures are valued at the settlement price determined by the exchange. Other securities for which market quotes are not readily available are valued at fair value as determined in good faith by the Board of Trustees or persons acting at their direction.

     The Money Market Portfolio's securities are valued using the amortized cost method of valuation, which involves valuing a security at cost on the date of acquisition and thereafter assuming a constant accretion of a discount or amortization of a premium to maturity, regardless of the impact of fluctuating interest rates on the market value of the instrument. While this method provides certainty in valuation, it may result in periods during which value, as determined by amortized cost, is higher or lower than the price the Portfolio would receive if it sold the instrument.

     Investments initially valued in currencies other than the U.S. dollar are converted to U.S. dollars using exchange rates obtained from pricing services.
As a result, the NAV of a Portfolio's shares may be affected by changes in the value of currencies in relation to the U.S. dollar. The value of securities traded in markets outside the United States or denominated in currencies other than the U.S. dollar may be affected significantly on a day that the New York
Stock Exchange is closed and an investor is not able to purchase, redeem or exchange shares.

     Portfolio shares are valued at the close of regular trading (normally 4:00
p.m., Eastern time) (the "NYSE Close") on each day that the New York Stock
Exchange is open. For purposes of calculating the NAV, the Portfolios normally use pricing data for domestic equity securities received shortly after the NYSE
Close and do not normally take into account trading, clearances or settlements that take place after the NYSE Close. Domestic fixed income and foreign securities are normally priced using data reflecting the earlier closing of the principal markets for those securities. Information that becomes known to the
Portfolios or its agents after the NAV has been calculated on a particular day will not generally be used to retroactively adjust the price of a security or the NAV determined earlier that day.

     In unusual circumstances, instead of valuing securities in the usual manner, the Portfolios may value securities at fair value or estimate their value as determined in good faith by the Board of Trustees, generally based upon recommendations provided by PIMCO. Fair valuation may also be used if extraordinary events occur after the close of the relevant market but prior to the NYSE Close.

Tax Consequences
Each Portfolio intends to qualify as a regulated investment company annually and to elect to be treated as a regulated investment company for federal income tax purposes. As such, a Portfolio generally will not pay federal income tax on the income and gains it pays as dividends to its shareholders. In order to avoid a
4% federal excise tax, each Portfolio intends to distribute each year substantially all of its net income and gains.

     Each Portfolio intends to diversify its investments in a manner intended to comply with tax requirements generally applicable to mutual funds. In addition, each Portfolio will diversify its investments so that on the last day of each quarter of a calendar year, no more than 55% of the value of its total assets is represented by any one investment, no more than 70% is represented by any two investments, no more than 80% is represented by any three investments, and no more than 90% is represented by any four investments. For this purpose, securities of a single issuer are treated as one investment and each U.S.
Government agency or instrumentality is treated as a separate issuer. Any security issued, guaranteed, or insured (to the extent so guaranteed or insured)
by the U.S. Government or any agency or instrumentality of the U.S. Government is treated as a security issued by the U.S. Government or its agency or instrumentality, whichever is applicable.

     If a Portfolio fails to meet the diversification requirement under Section
817(h), income with respect to Variable Contracts invested in the Portfolio at any time during the calendar quarter in which the failure occurred could become currently taxable to the owners of the Variable Contracts and income for prior periods with respect to such contracts also could be taxable, most likely in the year of the failure to achieve the required diversification. Other adverse tax consequences could also ensue.

     Please refer to the prospectus for the Separate Account and Variable
Contract for information regarding the federal income tax treatment of distributions to the Separate Account. See "Additional Information--Additional
Tax Information" in the Portfolios' Statement of Additional Information for more information on taxes.

                                       58

Characteristics and Risks of
Securities and Investment Techniques

This section provides additional information about some of the principal investments and related risks of the Portfolios described under the "Portfolio
Summaries" and "Summary of Principal Risks" above. It also describes characteristics and risks of additional securities and investment techniques that may be used by the Portfolios from time to time. Most of these securities and investment techniques are discretionary, which means that PIMCO can decide whether to use them or not. This prospectus does not attempt to disclose all of the various types of securities and investment techniques that may be used by the Portfolios. As with any mutual fund, investors in the Portfolios rely on the professional investment judgment and skill of PIMCO and the individual portfolio managers. The investments made by the Portfolios at any given time are not expected to be the same as those made by other mutual funds for which PIMCO acts as investment adviser, including mutual funds with investment objectives and strategies similar to those of the Portfolios. Accordingly, the performance of the Portfolios can be expected to vary from that of the other mutual funds.
Please see "Investment Objectives and Policies" in the Statement of Additional
Information for more detailed information about the securities and investment techniques described in this section and about other strategies and techniques that may be used by the Portfolios.

     The All Asset and Strategic Balanced Portfolios invest their assets in shares of the Underlying Funds, and as such do not invest directly in the securities described below. The Underlying Funds, however, may invest in such securities. Because the value of an investment in the All Asset and Strategic
Balanced Portfolios is directly related to the investment performance of the
Underlying Funds in which they invest, the risks of investing in the All Asset and Strategic Balanced Portfolios are closely related to the risks associated with the Underlying Funds and their investments in the securities described below.

Securities Selection
Most of the Portfolios in this prospectus seek maximum total return. The total return sought by a Portfolio consists of both income earned on a Portfolio's investments and capital appreciation, if any, arising from increases in the market value of a Portfolio's holdings. Capital appreciation of fixed income securities generally results from decreases in market interest rates or improving credit fundamentals for a particular market sector or security.

     In selecting securities for a Portfolio, PIMCO develops an outlook for interest rates, foreign currency exchange rates and the economy; analyzes credit and call risks, and uses other security selection techniques. The proportion of a Portfolio's assets committed to investment in securities with particular characteristics (such as quality, sector, interest rate or maturity) varies based on PIMCO's outlook for the U.S. and foreign economies, the financial markets and other factors.

     PIMCO attempts to identify areas of the bond market that are undervalued relative to the rest of the market. PIMCO identifies these areas by grouping bonds into the following sectors: money markets, governments, corporates, mortgages, asset-backed and international. Sophisticated proprietary software then assists in evaluating sectors and pricing specific securities. Once investment opportunities are identified, PIMCO will shift assets among sectors depending upon changes in relative valuations and credit spreads. There is no guarantee that PIMCO's security selection techniques will produce the desired results.

U.S. Government Securities
U.S. Government securities are obligations of and, in certain cases, guaranteed by, the U.S. Government, its agencies or government-sponsored enterprises. U.S.
Government Securities are subject to market and interest rate risk, and may be subject to varying degrees of credit risk. U.S. Government securities may include zero coupon securities, which do not distribute interest on a current basis and tend to be subject to greater market risk than interest-paying securities of similar maturities.

Municipal Bonds
Municipal bonds are generally issued by states and local governments and their agencies, authorities and other instrumentalities. Municipal bonds are subject to interest rate, credit and market risk. The ability of an issuer to make payments could be affected by litigation, legislation or other political events or the bankruptcy of the issuer. Lower rated municipal bonds are subject to greater credit and market risk than higher quality municipal bonds. The types of municipal bonds in which the Portfolios may invest include municipal lease obligations. The Portfolios may also invest in securities issued by entities whose underlying assets are municipal bonds.

     The Portfolios may invest, without limitation, in residual interest bonds, which are created by depositing municipal securities in a trust and dividing the income stream of an underlying municipal bond in two parts, one, a variable rate security and the other, a residual interest bond. The interest rate for the variable rate security is determined by an index or an auction process held approximately every 7 to 35 days, while the residual interest bond holder receives the balance of the income from the underlying municipal bond less an auction fee. The market prices of residual interest bonds may be highly sensitive to changes in market rates and may decrease significantly when market rates increase.

Mortgage-Related and Other Asset-Backed Securities

                                       59

Each Portfolio (except the Money Market Portfolio) may invest all of its assets in mortgage- and asset-backed securities. Mortgage-related securities include mortgage pass-through securities, collateralized mortgage obligations ("CMOs"), commercial mortgage-backed securities, mortgage dollar rolls, CMO residuals, stripped mortgage-backed securities ("SMBSs") and other securities that directly or indirectly represent a participation in, or are secured by and payable from, mortgage loans on real property.

     The value of some mortgage- or asset-backed securities may be particularly sensitive to changes in prevailing interest rates. Early repayment of principal on some mortgage-related securities may expose a Portfolio to a lower rate of return upon reinvestment of principal. When interest rates rise, the value of a mortgage-related security generally will decline; however, when interest rates are declining, the value of mortgage-related securities with prepayment features may not increase as much as other fixed income securities. The rate of prepayments on underlying mortgages will affect the price and volatility of a mortgage-related security, and may shorten or extend the effective maturity of the security beyond what was anticipated at the time of purchase. If unanticipated rates of prepayment on underlying mortgages increase the effective maturity of a mortgage-related security, the volatility of the security can be expected to increase. The value of these securities may fluctuate in response to the market's perception of the creditworthiness of the issuers. Additionally, although mortgages and mortgage-related securities are generally supported by some form of government or private guarantee and/or insurance, there is no assurance that private guarantors or insurers will meet their obligations.

     One type of SMBS has one class receiving all of the interest from the mortgage assets (the interest-only, or "IO" class), while the other class will receive all of the principal (the principal-only, or "PO" class). The yield to maturity on an IO class is extremely sensitive to the rate of principal payments
(including prepayments) on the underlying mortgage assets, and a rapid rate of principal payments may have a material adverse effect on a Portfolio's yield to maturity from these securities. Each Portfolio (except the Money Market
Portfolio) may invest no more than 5% of its total assets in any combination of mortgage-related or other asset-backed IO, PO, or inverse floater securities.

     Each Portfolio (except the Money Market Portfolio) may invest in collateralized debt obligations ("CDOs"), which includes collateralized bond obligations ("CBOs"), collateralized loan obligations ("CLOs") and other similarly structured securities. CBOs and CLOs are types of asset-backed securities. A CBO is a trust which is backed by a diversified pool of high risk, below investment grade fixed income securities. A CLO is a trust typically collateralized by a pool of loans, which may include, among others, domestic and foreign senior secured loans, senior unsecured loans, and subordinate corporate loans, including loans that may be rated below investment grade or equivalent unrated loans. The Portfolios may invest in other asset-backed securities that have been offered to investors.

Loan Participations and Assignments
Certain Portfolios may invest in fixed- and floating-rate loans, which investments generally will be in the form of loan participations and assignments of portions of such loans. Participations and assignments involve special types of risk, including credit risk, interest rate risk, liquidity risk, and the risks of being a lender. If a Portfolio purchases a participation, it may only be able to enforce its rights through the lender, and may assume the credit risk of the lender in addition to the borrower.

Corporate Debt Securities
Corporate debt securities are subject to the risk of the issuer's inability to meet principal and interest payments on the obligation and may also be subject to price volatility due to such factors as interest rate sensitivity, market perception of the credit-worthiness of the issuer and general market liquidity.
When interest rates rise, the value of corporate debt securities can be expected to decline. Debt securities with longer maturities tend to be more sensitive to interest rate movements than those with shorter maturities.

High Yield Securities
Securities rated lower than Baa by Moody's or lower than BBB by S&P are sometimes referred to as "high yield" or "junk" bonds. Investing in high yield securities involves special risks in addition to the risks associated with investments in higher-rated fixed income securities. While offering a greater potential opportunity for capital appreciation and higher yields, high yield securities typically entail greater potential price volatility and may be less liquid than higher-rated securities. High yield securities may be regarded as predominately speculative with respect to the issuer's continuing ability to meet principal and interest payments. They may also be more susceptible to real or perceived adverse economic and competitive industry conditions than higher-rated securities. The Emerging Markets Bond Portfolio may invest in securities that are in default with respect to the payment of interest or repayment of principal, or presenting an imminent risk of default with respect to such payments. Issuers of securities in default may fail to resume principal or interest payments, in which case the Portfolio may lose its entire investment.

Variable and Floating Rate Securities
Variable and floating rate securities provide for a periodic adjustment in the interest rate paid on the obligations. Each Portfolio may invest in floating rate debt instruments ("floaters") and (except for the Money Market Portfolio)
engage in credit spread trades. While floaters provide a certain degree of protection against rises in interest rates, a Portfolio will participate in any declines in interest rates as well. Each Portfolio (except the Money Market
Portfolio) may also invest in inverse floating rate debt instruments ("inverse floaters"). An inverse floater may exhibit greater price volatility than a fixed rate obligation of similar credit

                                       60

quality. Each Portfolio (except the Money Market Portfolio) may invest no more than 5% of its total assets in any combination of mortgage-related or other asset-backed IO, PO, or inverse floater securities.

Inflation-Indexed Bonds
Inflation-indexed bonds are fixed income securities whose principal value is periodically adjusted according to the rate of inflation. If the index measuring inflation falls, the principal value of inflation-indexed bonds will be adjusted downward, and consequently the interest payable on these securities (calculated with respect to a smaller principal amount) will be reduced. Repayment of the original bond principal upon maturity (as adjusted for inflation) is guaranteed in the case of U.S. Treasury inflation-indexed bonds. For bonds that do not provide a similar guarantee, the adjusted principal value of the bond repaid at maturity may be less than the original principal.

     The value of inflation-indexed bonds is expected to change in response to changes in real interest rates. Real interest rates are tied to the relationship between nominal interest rates and the rate of inflation. If nominal interest rates increase at a faster rate than inflation, real interest rates may rise, leading to a decrease in value of inflation-indexed bonds. Short-term increases in inflation may lead to a decline in value. Any increase in the principal amount of an inflation-indexed bond will be considered taxable ordinary income, even though investors do not receive their principal until maturity.

Event-Linked Exposure
Each Portfolio (except the Money Market Portfolio) may obtain event-linked exposure by investing in "event-linked bonds," "event-linked swaps" or implement
"event-linked strategies." Event-linked exposure results in gains or losses that typically are contingent, or formulaically related to defined trigger events.
Examples of trigger events include hurricanes, earthquakes, weather-related phenomenon, or statistics relating to such events. Some event-linked bonds are commonly referred to as "catastrophe bonds." If a trigger event occurs, a
Portfolio may lose a portion or its entire principal invested in the bond or notional amount on a swap. Event-linked exposure often provides for an extension of maturity to process and audit loss claims where a trigger event has, or possibly has, occurred. An extension of maturity may increase volatility.
Event-linked exposure may also expose a Portfolio to certain unanticipated risks including credit risk, counterparty risk, adverse regulatory or jurisdictional interpretations, and adverse tax consequences. Event-linked exposures may also be subject to liquidity risk.

Convertible and Equity Securities
Each Portfolio may invest in convertible securities. Convertible securities are generally preferred stocks and other securities, including fixed income securities and warrants, that are convertible into or exercisable for common stock at a stated price or rate. The price of a convertible security will normally vary in some proportion to changes in the price of the underlying common stock because of this conversion or exercise feature. However, the value of a convertible security may not increase or decrease as rapidly as the underlying common stock. A convertible security will normally also provide income and is subject to interest rate risk. Convertible securities may be lower-rated securities subject to greater levels of credit risk. A Portfolio may be forced to convert a security before it would otherwise choose, which may have an adverse effect on the Portfolio's ability to achieve its investment objective.

     While the Fixed Income Portfolios intend to invest primarily in fixed income securities, each may invest in convertible securities or equity securities. While some countries or companies may be regarded as favorable investments, pure fixed income opportunities may be unattractive or limited due to insufficient supply, or legal or technical restrictions. In such cases, a
Portfolio may consider convertible securities or equity securities to gain exposure to such investments.

     Equity securities generally have greater price volatility than fixed income securities. The market price of equity securities owned by a Portfolio may go up or down, sometimes rapidly or unpredictably. Equity securities may decline in value due to factors affecting equity securities markets generally or particular industries represented in those markets. The value of an equity security may also decline for a number of reasons which directly relate to the issuer, such as management performance, financial leverage and reduced demand for the issuer's goods or services.

Foreign (Non-U.S.) Securities
Investing in the securities of issuers in any foreign country involves special risks and considerations not typically associated with investing in U.S.
companies. Shareholders should consider carefully the substantial risks involved for Portfolios that invest in securities issued by foreign companies and governments of foreign countries. These risks include: differences in accounting, auditing and financial reporting standards; generally higher commission rates on foreign portfolio transactions; the possibility of nationalization, expropriation or confiscatory taxation; adverse changes in investment or exchange control regulations; and political instability.
Individual foreign economies may differ favorably or unfavorably from the U.S.
economy in such respects as growth of gross domestic product, rates of inflation, capital reinvestment, resources, self-sufficiency and balance of payments position. The securities markets, values of securities, yields and risks associated with foreign securities markets may change independently of each other. Also, foreign securities and dividends and interest payable on those securities may be subject to foreign taxes, including taxes withheld from payments on those securities. Foreign securities often trade with less frequency and volume than domestic securities and therefore may exhibit greater price volatility. Investments in foreign securities may also involve higher custodial costs than domestic investments and additional transaction costs with respect to foreign currency conversions. Changes in foreign exchange rates also will affect the value of securities denominated or quoted in foreign currencies.

                                       61

     Certain Portfolios also may invest in sovereign debt issued by governments, their agencies or instrumentalities, or other government-related entities.
Holders of sovereign debt may be requested to participate in the rescheduling of such debt and to extend further loans to governmental entities. In addition, there is no bankruptcy proceeding by which defaulted sovereign debt may be collected.

     . Emerging Market Securities. The Emerging Markets Bond Portfolio invests primarily in securities of issuers based in countries with developing (or
"emerging market") economies, while the Low Duration and Short-Term Portfolios may invest up to 5% of their total assets in such securities and each remaining
Portfolio that may invest in foreign securities may invest up to 10% of its total assets in such securities. Investing in emerging market securities imposes risks different from, or greater than, risks of investing in domestic securities or in foreign, developed countries. These risks include: smaller market capitalization of securities markets, which may suffer periods of relative illiquidity; significant price volatility; restrictions on foreign investment;
possible repatriation of investment income and capital. In addition, foreign investors may be required to register the proceeds of sales; future economic or political crises could lead to price controls, forced mergers, expropriation or confiscatory taxation, seizure, nationalization, or creation of government monopolies. The currencies of emerging market countries may experience significant declines against the U.S. dollar, and devaluation may occur subsequent to investments in these currencies by a Portfolio. Inflation and rapid fluctuations in inflation rates have had, and may continue to have, negative effects on the economies and securities markets of certain emerging market countries.

     Additional risks of emerging markets securities may include: greater social, economic and political uncertainty and instability; more substantial governmental involvement in the economy; less governmental supervision and regulation; unavailability of currency hedging techniques; companies that are newly organized and small; differences in auditing and financial reporting standards, which may result in unavailability of material information about issuers; and less developed legal systems. In addition, emerging securities markets may have different clearance and settlement procedures, which may be unable to keep pace with the volume of securities transactions or otherwise make it difficult to engage in such transactions. Settlement problems may cause a
Portfolio to miss attractive investment opportunities, hold a portion of its assets in cash pending investment, or be delayed in disposing of a portfolio security. Such a delay could result in possible liability to a purchaser of the security.

     Each Portfolio (except the Long-Term U.S. Government and Total Return II
Portfolios) may invest in Brady Bonds, which are securities created through the exchange of existing commercial bank loans to sovereign entities for new obligations in connection with a debt restructuring. Investments in Brady Bonds may be viewed as speculative. Brady Bonds acquired by a Portfolio may be subject to restructuring arrangements or to requests for new credit, which may cause the
Portfolio to suffer a loss of interest or principal on any of its holdings.

Foreign (Non-U.S.) Currencies
A Portfolio that invests directly in foreign currencies or in securities that trade in, or receive revenues in, foreign currencies will be subject to currency risk. Foreign currency exchange rates may fluctuate significantly over short periods of time. They generally are determined by supply and demand in the foreign exchange markets and the relative merits of investments in different countries, actual or perceived changes in interest rates and other complex factors. Currency exchange rates also can be affected unpredictably by intervention (or the failure to intervene) by U.S. or foreign governments or central banks, or by currency controls or political developments.

     . Foreign Currency Transactions. Portfolios that invest in securities denominated in foreign currencies may enter into forward foreign currency exchange contracts and invest in foreign currency futures contracts and options on foreign currencies and futures. A forward foreign currency exchange contract, which involves an obligation to purchase or sell a specific currency at a future date at a price set at the time of the contract, reduces a Portfolio's exposure to changes in the value of the currency it will deliver and increases its exposure to changes in the value of the currency it will receive for the duration of the contract. The effect on the value of a Portfolio is similar to selling securities denominated in one currency and purchasing securities denominated in another currency. A contract to sell foreign currency would limit any potential gain which might be realized if the value of the hedged currency increases. A Portfolio may enter into these contracts to hedge against foreign exchange risk, to increase exposure to a foreign currency or to shift exposure to foreign currency fluctuations from one currency to another. Suitable hedging transactions may not be available in all circumstances and there can be no assurance that a Portfolio will engage in such transactions at any given time or from time to time. Also, such transactions may not be successful and may eliminate any chance for a Portfolio to benefit from favorable fluctuations in relevant foreign currencies. A Portfolio may use one currency (or a basket of currencies) to hedge against adverse changes in the value of another currency
(or a basket of currencies) when exchange rates between the two currencies are positively correlated. The Portfolio will segregate assets determined to be liquid by PIMCO to cover its obligations under forward foreign currency exchange contracts entered into for non-hedging purposes.

Repurchase Agreements
Each Portfolio may enter into repurchase agreements, in which the Portfolio purchases a security from a bank or broker-dealer and agrees to repurchase the security at the Portfolio's cost plus interest within a specified time. If the party agreeing to repurchase should default, the Portfolio will seek to sell the securities which it holds. This could involve procedural costs or delays in addition to a loss on the securities if their value should fall below their repurchase price. Repurchase agreements maturing in more than seven days are considered illiquid securities.

                                       62

Reverse Repurchase Agreements, Dollar Rolls and Other Borrowings
Each Portfolio may enter into reverse repurchase agreements and dollar rolls, subject to the Portfolio's limitations on borrowings. A reverse repurchase agreement or dollar roll involves the sale of a security by a Portfolio and its agreement to repurchase the instrument at a specified time and price, and may be considered a form of borrowing for some purposes. A Portfolio will segregate assets determined to be liquid by PIMCO to cover its obligations under reverse repurchase agreements, dollar rolls, and other borrowings. Reverse repurchase agreements, dollar rolls and other forms of borrowings may create leveraging risk for a Portfolio.

     Each Portfolio may borrow money to the extent permitted under the
Investment Company Act of 1940, as amended ("1940 Act"). This means that, in general, a Portfolio may borrow money from banks for any purpose on a secured basis in an amount up to 1/3 of the Portfolio's total assets. A Portfolio may also borrow money for temporary administrative purposes on an unsecured basis in an amount not to exceed 5% of the Portfolio's total assets.

Derivatives
Each Portfolio (except the Money Market Portfolio) may, but is not required to, use derivative instruments for risk management purposes or as part of its investment strategies. Generally, derivatives are financial contracts whose value depends upon, or is derived from, the value of an underlying asset, reference rate or index, and may relate to stocks, bonds, interest rates, currencies or currency exchange rates, commodities, and related indexes.
Examples of derivative instruments include options contracts, futures contracts, options on futures contracts and swap agreements (including, but not limited to, credit default swaps). Each Portfolio (except the Money Market Portfolio) may invest all of its assets in derivative instruments, subject to the Portfolio's objective and policies. A portfolio manager may decide not to employ any of these strategies and there is no assurance that any derivatives strategy used by a Portfolio will succeed. A description of these and other derivative instruments that the Portfolios may use are described under "Investment
Objectives and Policies" in the Statement of Additional Information.

     . A Note on the CommodityRealReturn Strategy Portfolio. While each
Portfolio (except the Money Market Portfolio) may invest in the following types of derivative instruments, the CommodityRealReturn Strategy Portfolio typically will seek to gain exposure to the commodity markets by investing in commodity-linked derivative instruments, swap transactions, or index-linked and commodity-linked "structured" notes.

     The value of a commodity-linked derivative investment generally is based upon the price movements of a physical commodity (such as energy, mineral, or agricultural products), a commodity futures contract or commodity index, or other economic variable based upon changes in the value of commodities or the commodities markets. Swap transactions are privately negotiated agreements between a Portfolio and a counterparty to exchange or swap investment cash flows or assets at specified intervals in the future. The obligations may extend beyond one year. There is no central exchange or market for swap transactions and therefore they are less liquid investments than exchange-traded instruments.
A Portfolio bears the risk that the counterparty could default under a swap agreement. Further, certain Portfolios may invest in derivative debt instruments with principal and/or coupon payments linked to the value of commodities, commodity futures contracts or the performance of commodity indices. These are
"commodity-linked" or "index-linked" notes. They are sometimes referred to as
"structured notes" because the terms of the debt instrument may be structured by the issuer of the note and the purchaser of the note.

     The value of these notes will rise or fall in response to changes in the underlying commodity or related index of investment. These notes expose a
Portfolio economically to movements in commodity prices. These notes also are subject to risks, such as credit, market and interest rate risks, that in general affect the values of debt securities. Therefore, at the maturity of the note, a Portfolio may receive more or less principal that it originally invested. A Portfolio might receive interest payments on the note that are more or less than the stated coupon interest payments.

     A Portfolio's use of derivative instruments involves risks different from, or greater than, the risks associated with investing directly in securities and other more traditional investments. A description of various risks associated with particular derivative instruments is included in "Investment Objectives and
Policies" in the Statement of Additional Information. The following provides a more general discussion of important risk factors relating to all derivative instruments that may be used by the Portfolios.

     Management Risk. Derivative products are highly specialized instruments that require investment techniques and risk analyses different from those associated with stocks and bonds. The use of a derivative requires an understanding not only of the underlying instrument but also of the derivative itself, without the benefit of observing the performance of the derivative under all possible market conditions.

     Credit Risk. The use of a derivative instrument involves the risk that a loss may be sustained as a result of the failure of another party to the contract (usually referred to as a "counterparty") to make required payments or otherwise comply with the contract's terms. Additionally, credit default swaps could result in losses if a Portfolio does not correctly evaluate the creditworthiness of the company on which the credit default swap is based.

     Liquidity Risk. Liquidity risk exists when a particular derivative instrument is difficult to purchase or sell. If a derivative transaction is particularly large or if the relevant market is illiquid (as is the case with many privately negotiated derivatives), it may not be possible to initiate a transaction or liquidate a position at an advantageous time or price.

                                       63

     Leverage Risk. Because many derivatives have a leverage component, adverse changes in the value or level of the underlying asset, reference rate or index can result in a loss substantially greater than the amount invested in the derivative itself. Certain derivatives have the potential for unlimited loss, regardless of the size of the initial investment. When a Portfolio uses derivatives for leverage, investments in that Portfolio will tend to be more volatile, resulting in larger gains or losses in response to market changes. To limit leverage risk, each Portfolio will segregate assets determined to be liquid by PIMCO in accordance with procedures established by the Board of
Trustees (or, as permitted by applicable regulation, enter into certain offsetting positions) to cover its obligations under derivative instruments.

     Lack of Availability. Because the markets for certain derivative instruments (including markets located in foreign countries) are relatively new and still developing, suitable derivatives transactions may not be available in all circumstances for risk management or other purposes. There is no assurance that a Portfolio will engage in derivatives transactions at any time or from time to time. A Portfolio's ability to use derivatives may also be limited by certain regulatory and tax considerations.

     Market and Other Risks. Like most other investments, derivative instruments are subject to the risk that the market value of the instrument will change in a way detrimental to a Portfolio's interest. If a portfolio manager incorrectly forecasts the values of securities, currencies or interest rates or other economic factors in using derivatives for a Portfolio, the Portfolio might have been in a better position if it had not entered into the transaction at all.
While some strategies involving derivative instruments can reduce the risk of loss, they can also reduce the opportunity for gain or even result in losses by offsetting favorable price movements in other Portfolio investments. A Portfolio may also have to buy or sell a security at a disadvantageous time or price because the Portfolio is legally required to maintain offsetting positions or asset coverage in connection with certain derivatives transactions.

     Other risks in using derivatives include the risk of mispricing or improper valuation of derivatives and the inability of derivatives to correlate perfectly with underlying assets, rates and indexes. Many derivatives, in particular privately negotiated derivatives, are complex and often valued subjectively.
Improper valuations can result in increased cash payment requirements to counterparties or a loss of value to a Portfolio. Also, the value of derivatives may not correlate perfectly, or at all, with the value of the assets, reference rates or indexes they are designed to closely track. In addition, a Portfolio's use of derivatives may cause the Portfolio to realize higher amounts of short-term capital gains (generally taxed at ordinary income tax rates) than if the Portfolio had not used such instruments.

Delayed Funding Loans and Revolving Credit Facilities
The Portfolios may also enter into, or acquire participations in, delayed funding loans and revolving credit facilities, in which a lender agrees to make loans up to a maximum amount upon demand by the borrower during a specified term. These commitments may have the effect of requiring a Portfolio to increase its investment in a company at a time when it might not otherwise decide to do so (including at a time when the company's financial condition makes it unlikely that such amounts will be repaid). To the extent that a Portfolio is committed to advance additional funds, it will segregate assets determined to be liquid by
PIMCO in accordance with procedures established by the Board of Trustees in an amount sufficient to meet such commitments. Delayed funding loans and revolving credit facilities are subject to credit, interest rate and liquidity risk and the risks of being a lender.

When-Issued, Delayed Delivery and Forward Commitment Transactions
Each Portfolio may purchase securities which it is eligible to purchase on a when-issued basis, may purchase and sell such securities for delayed delivery and may make contracts to purchase such securities for a fixed price at a future date beyond normal settlement time (forward commitments). When-issued transactions, delayed delivery purchases and forward commitments involve a risk of loss if the value of the securities declines prior to the settlement date.
This risk is in addition to the risk that the Portfolio's other assets will decline in value. Therefore, these transactions may result in a form of leverage and increase a Portfolio's overall investment exposure. Typically, no income accrues on securities a Portfolio has committed to purchase prior to the time delivery of the securities is made, although a Portfolio may earn income on securities it has segregated to cover these positions.

Investment in Other Investment Companies
The All Asset and Strategic Balanced Portfolios invest substantially all of their assets in other investment companies. The Strategic Balanced Portfolio's investment in a particular Underlying Fund normally will exceed 25% of its total assets. The All Asset Portfolio's investment in a particular Underlying PIMS
Fund normally will not exceed 50% of its total assets. Each other Portfolio may invest up to 10% of its total assets in securities of other investment companies, such as open-end or closed-end management investment companies, or in pooled accounts or other investment vehicles which invest in foreign markets. As a shareholder of any investment company, a Portfolio may indirectly bear service and other fees which are in addition to the fees the Portfolio pays its service providers.

     Subject to the restrictions and limitations of the 1940 Act, each Portfolio may, in the future, elect to pursue its investment objective by investing in one or more underlying investment vehicles or companies that have substantially similar investment objectives, policies and limitations as the Portfolio.

Short Sales
Each Portfolio may make short sales as part of its overall portfolio management strategies or to offset a potential decline in value of a security. A short sale involves the sale of a security that is borrowed from a broker or other institution to complete the sale.

                                       64

Short sales expose a Portfolio to the risk that it will be required to acquire, convert or exchange securities to replace the borrowed securities (also known as
"covering" the short position) at a time when the securities sold short have appreciated in value, thus resulting in a loss to the Portfolio. A Portfolio making a short sale must segregate assets determined to be liquid by PIMCO in accordance with procedures established by the Board of Trustees or otherwise cover its position in a permissible manner.

Illiquid Securities
Each Portfolio may invest up to 15% (10% in the case of the Money Market
Portfolio) of its net assets in illiquid securities. Certain illiquid securities may require pricing at fair value as determined in good faith under the supervision of the Board of Trustees. A portfolio manager may be subject to significant delays in disposing of illiquid securities, and transactions in illiquid securities may entail registration expenses and other transaction costs that are higher than those for transactions in liquid securities. The term
"illiquid securities" for this purpose means securities that cannot be disposed of within seven days in the ordinary course of business at approximately the amount at which a Portfolio has valued the securities. Restricted securities,
i.e., securities subject to legal or contractual restrictions on resale, may be illiquid. However, some restricted securities (such as securities issued pursuant to Rule 144A under the Securities Act of 1933 and certain commercial paper) may be treated as liquid, although they may be less liquid than registered securities traded on established secondary markets.

Loans of Portfolio Securities
For the purpose of achieving income, each Portfolio may lend its portfolio securities to brokers, dealers, and other financial institutions provided a number of conditions are satisfied, including that the loan is fully collateralized. Please see "Investment Objectives and Policies" in the Statement
of Additional Information for details. When a Portfolio lends portfolio securities, its investment performance will continue to reflect changes in the value of the securities loaned, and the Portfolio will also receive a fee or interest on the collateral. Securities lending involves the risk of loss of rights in the collateral or delay in recovery of the collateral if the borrower fails to return the security loaned or becomes insolvent. A Portfolio may pay lending fees to a party arranging the loan.

Portfolio Turnover
The length of time a Portfolio has held a particular security is not generally a consideration in investment decisions. A change in the securities held by a
Portfolio is known as "portfolio turnover." Each Portfolio may engage in frequent and active trading of portfolio securities to achieve its investment objective, particularly during periods of volatile market movements. High portfolio turnover (e.g., over 100%) involves correspondingly greater expenses to a Portfolio, including brokerage commissions or dealer mark-ups and other transaction costs on the sale of securities and reinvestments in other securities. The trading costs associated with portfolio turnover may adversely affect the Portfolio's performance.

     With respect to the Strategic Balanced Portfolio, the adviser to the
Portfolio does not expect to reallocate the Portfolio's assets among the
Underlying Portfolios on a frequent basis so the portfolio turnover rate for the
Portfolio is expected to be modest (i.e., less than 50%) in comparison to most mutual funds. With respect to the All Asset Portfolio, the asset allocation sub-adviser to the Portfolio expects portfolio turnover to be, on average, approximately 100% per year. In addition, the Portfolios indirectly bear the expenses associated with portfolio turnover of the Underlying Funds, which may have fairly high portfolio turnover rates (i.e., in excess of 100%).

Temporary Defensive Positions
For temporary or defensive purposes, the Portfolios may invest without limit in
U.S. debt securities, including taxable securities and short-term money market securities, when PIMCO deems it appropriate to do so. When a Portfolio engages in such strategies, it may not achieve its investment objective.

Changes in Investment Objectives and Policies
The investment objective of each Portfolio is fundamental and may not be changed without shareholder approval. Unless otherwise stated, all other investment policies of the Portfolios may be changed by the Board of Trustees without shareholder approval.

Percentage Investment Limitations
Unless otherwise stated, all percentage limitations on Portfolio investments listed in this prospectus will apply at the time of investment. A Portfolio would not violate these limitations unless an excess or deficiency occurs or exists immediately after and as a result of an investment. For each Portfolio that has adopted a policy to invest at least 80% of its assets in investments suggested by its name, the term "asset" means net assets plus the amount of borrowings for investment purposes.

Credit Ratings and Unrated Securities
Rating agencies are private services that provide ratings of the credit quality of fixed income securities, including convertible securities. Appendix A to this prospectus describes the various ratings assigned to fixed income securities by
Moody's and S&P. Ratings assigned by a rating agency are not absolute standards of credit quality and do not evaluate market risks. Rating agencies may fail to make timely changes in credit ratings and an issuer's current financial condition may be better or worse than a rating indicates. A Portfolio will not necessarily sell a security when its rating is reduced below its rating at the time of purchase. PIMCO does not rely solely on credit ratings, and develops its own analysis of issuer credit quality.

                                       65

     A Portfolio may purchase unrated securities (which are not rated by a rating agency) if its portfolio manager determines that the security is of comparable quality to a rated security that the Portfolio may purchase. Unrated securities may be less liquid than comparable rated securities and involve the risk that the portfolio manager may not accurately evaluate the security's comparative credit rating. Analysis of the creditworthiness of issuers of high yield securities may be more complex than for issuers of higher-quality fixed income securities. To the extent that a Portfolio invests in high yield and/or unrated securities, the Portfolio's success in achieving its investment objective may depend more heavily on the portfolio manager's creditworthiness analysis than if the Portfolio invested exclusively in higher-quality and rated securities.

Other Investments and Techniques
The Portfolios may invest in other types of securities and use a variety of investment techniques and strategies which are not described in this prospectus.
These securities and techniques may subject the Portfolios to additional risks.
Please see the Statement of Additional Information for additional information about the securities and investment techniques described in this prospectus and about additional securities and techniques that may be used by the Portfolios.

                                       66

------------------------------------------------------------------------------------------------------------------------------------
Convertible    Convertible              Convertible securities               N/A               Caa to Aaa; max       0-20%/(3)/
Funds                                                                                          40% below Baa and
                                                                                               10% below B
               ---------------------------------------------------------------------------------------------------------------------
               European Convertible     European convertible securities      N/A               B to Aaa; max 40%     (greater than
                                                                                               below Baa             or equal to)
                                                                                                                     80%/(6)/
------------------------------------------------------------------------------------------------------------------------------------
Equity-        StocksPLUS               S&P 500 stock index derivatives      0-1 year          B to Aaa; max 10%     0-20%/(3)/
Related                                 backed by a portfolio of short-term                    below Baa
Funds                                   fixed-income securities
               ---------------------------------------------------------------------------------------------------------------------
               StocksPLUS Total Return  S&P 500 stock index derivatives      1-6 years         B to Aaa; max 10%     0-20%/(3)/
                                        backed by a portfolio of short and                     below Baa
                                        intermediate maturity fixed-income
                                        securities
------------------------------------------------------------------------------------------------------------------------------------
/(1)/As rated by Moody's, or equivalently rated by S&P, or if unrated, determined by PIMCO to be of comparable quality.
/(2)/Each Fund (except the California Intermediate Municipal Bond, California
     Municipal Bond, Long-Term U.S. Government, Low Duration II, Municipal Bond,
     New York Municipal Bond, Short Duration Municipal Income and Total Return
     II Funds) may invest beyond these limits in U.S. dollar-denominated securities of non-U.S. issuers.
/(3)/The percentage limitation relates to non-U.S. Dollar-denominated securities.
/(4)/The percentage limitation relates to euro-denominated securities.
/(5)/The percentage limitation relates to securities of non-U.S. issuers denominated in any currency.
/(6)/The percentage limitation relates to convertible securities issued by, or convertible into, an issuer located in any European country.

                                       68

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                                       69

Financial Highlights

The financial highlights table is intended to help a shareholder understand the
Portfolio's financial performance for the period of operations. Certain information reflects financial results for a single Portfolio share. The total returns in the table represent the rate that an investor would have earned or lost on an investment in a particular class of shares of a Portfolio (assuming reinvestment of all dividends and distributions). This information has been audited by PricewaterhouseCoopers LLP, the Portfolio's independent auditors.
Their report, along with full financial statements, appears in the Trust's
Annual Report, which is available upon request. Note: all footnotes to the financial highlights table appear at the end of the table.

                                  Net Asset                 Net Realized      Total Income
              Year or             Value       Net           and Unrealized    (Loss) from    Dividends from  Distributions from
              Period              Beginning   Investment    Gain (Loss) on    Investment     Net Investment  Net Realized
              Ended               of Period   Income/(a)/   Investments/(a)/  Operations     Income          Capital Gains
---------------------------------------------------------------------------------------------------------------------------------

Foreign Bond
   Institutional Class
      12/31/2002                    $ 9.69       $0.41           $ 0.38          $ 0.79      $(0.37)         $ 0.04
      12/31/2001                      9.40        0.44             0.28            0.72       (0.43)           0.00
      12/31/2000/(b)/                 9.48        0.39             0.18            0.57       (0.39)          (0.26)

High-Yield
   Institutional Class
      7/31/2002-12/31/2002/(c)/     $ 7.25       $0.30           $(0.07)         $ 0.23      $(0.31)         $ 0.00

Long-Term U.S. Government
   Institutional Class
      12/31/2002                    $10.27       $0.46           $ 1.31          $ 1.77      $(0.46)         $(0.49)
      12/31/2001                     10.56        0.54             0.08            0.62       (0.54)          (0.37)
      12/31/2000/(b)/                 9.90        0.43             0.66            1.09       (0.43)           0.00

Low Duration
   Institutional Class
      12/31/2002                    $ 9.95       $0.38           $ 0.33          $ 0.71      $(0.37)         $(0.06)
      12/31/2001                      9.82        0.60             0.15            0.75       (0.56)          (0.06)
      12/31/2000/(b)/                 9.70        0.46             0.12            0.58       (0.46)           0.00

Money Market
   Institutional Class
      12/31/2002                    $ 1.00       $0.02           $ 0.00          $ 0.02      $(0.02)         $ 0.00
      12/31/2001                      1.00        0.04             0.00            0.04       (0.04)           0.00
      12/31/2000/(b)/                 1.00        0.04             0.00            0.04       (0.04)           0.00

Real Return
   Institutional Class
      12/31/2002                    $10.56       $0.49           $ 1.36          $ 1.85      $(0.49)         $(0.02)
      12/31/2001                     10.34        0.57             0.43            1.00       (0.64)          (0.14)
      12/31/2000/(b)/                10.11        0.62             0.23            0.85       (0.62)           0.00

Short-Term
   Institutional Class
      12/31/2002                    $10.08       $0.30           $(0.01)         $ 0.31      $(0.30)         $(0.01)
      12/31/2001                     10.01        0.53             0.12            0.65       (0.54)          (0.04)
      12/30/2000/(i)/                10.00        0.45             0.01            0.46       (0.45)           0.00

StocksPLUS Growth and Income
   Institutional Class
      12/31/2002                    $ 9.36       $0.23           $(2.10)         $(1.87)     $(0.22)         $ 0.00
      12/31/2001                     11.05        0.45            (1.71)          (1.26)      (0.43)           0.00
      12/31/2000/(i)/                13.21        0.49            (1.48)          (0.99)      (0.63)          (0.54)

                                       70

                                                                     Ratio of Net
                 Net Asset              Net Assets  Ratio of         Investment
                 Value                  End         Expenses to      Income to     Portfolio
Total            End        Total       of Period   Average          Average       Turnover
Distributions    of Period  Return      (000's)     Net Assets       Net Assets    Rate
--------------------------------------------------------------------------------------------
    $(0.41)      $10.07       8.36%     $   12      0.75%               4.24%          321%
     (0.43)        9.69       7.75%        935      0.75%               4.56%*         285%
     (0.65)        9.40       6.18%      5,185      0.74%*              5.58%*         306%

    $(0.31)      $ 7.17       3.43%     $   10      0.60%*/(d)/         8.70%          102%

    $(0.95)      $11.09      17.77%     $   13      0.50%/(e)/          4.22%          586%
     (0.91)       10.27       6.03%         11      0.50%               5.05%          457%
     (0.43)       10.56      11.32%         10      0.50%*              5.97%*         553%

    $(0.43)      $10.23       7.22%     $   11      0.51%/(f)/          3.79%          339%
     (0.62)        9.95       7.77%        468      0.55%/(f)/          5.99%          661%
     (0.46)        9.82       6.13%      5,430      0.50%*              6.49%*         165%

    $(0.02)      $ 1.00       1.56%     $   11      0.35%               1.58%           N/A
     (0.04)        1.00       3.99%         11      0.35%               4.59%           N/A
     (0.04)        1.00       4.60%         80      0.35%*              6.02%           N/A

    $(0.51)      $11.90      17.93%     $   16      0.51%/(f)/          4.40%           87%
     (0.78)       10.56       9.79%         14      0.50%               5.32%           58%
     (0.62)       10.34       8.73%      3,294      0.50%*              8.41%*          18%

    $(0.31)      $10.08       3.18%     $4,893      0.45%               2.99%           60%
     (0.58)       10.08       6.59%      4,093      0.47%/(g)//(h)/     5.30%           94%
     (0.45)       10.01       4.64%      3,388      0.45%*              6.56%          281%

    $(0.22)      $ 7.27     (20.08)%    $  786      0.50%/(e)/          2.84%          192%
     (0.43)        9.36     (11.28)%       187      0.52%/(f)//(j)/     4.60%          547%
     (1.17)       11.05      (7.91)%        63      0.50%*              5.79%*         350%
                                       71

                         Net Asset                  Net Realized        Total Income  Dividends    Distributions
        Year or          Value        Net           and Unrealized      (Loss) from   from Net     from Net
        Period           Beginning    Investment    Gain (Loss) on      Investment    Investment   Realized
        Ended            of Period    Income/(a)/   Investments/(a)/    Operations    Income       Capital Gains
-----------------------------------------------------------------------------------------------------------------
Total Return
   Institutional Class
      12/31/2002           $ 9.89        $0.43            $0.47             $0.90        $(0.43)        $(0.13)
      12/31/2001             9.77         0.50             0.31              0.81         (0.50)         (0.19)
      12/31/2000/(b)/        9.50         0.45             0.27              0.72         (0.45)          0.00

Total Return II
   Institutional Class
      12/31/2002           $10.12        $0.41            $0.39             $0.80        $(0.41)        $(0.42)
      12/31/2001            10.24         0.50             0.49              0.99         (0.50)         (0.61)
      12/31/2000/(b)/       10.02         0.50             0.22              0.72         (0.50)          0.00
----------
* Annualized.

/(a)/Per share amounts based on average number of shares outstanding during the period.
/(b)/Commenced operations on April 10, 2000.
/(c)/Commenced operations on July 1, 2002.
/(d)/If the investment manager had not reimbursed expenses, the ratio of operating expenses to average net assets would have been 0.61% for the period ended December 31, 2002.
/(e)/If the investment manager had not
     reimbursed expenses, the ratio of operating expenses to average net assets would have been 0.51% for the period ended December 31, 2002.
/(f)/Ratio of expenses to average net assets excluding interest expense is
     0.50%.
/(g)/ Ratio of expenses to average net assets excluding interest expense is
     0.45%.
/(h)/If the investment manager had not reimbursed expenses, the ratio of operating expenses to average net assets would have been 0.46% for the period ended December 31, 2001.
/(i)/Commenced operations on April 28, 2000.
/(j)/If the investment manager had not reimbursed expenses, the ratio of operating expenses to average net assets would have been 0.53% for the period ended December 31, 2001.
/(k)/If the investment manager had not reimbursed expenses, the ratio of operating expenses to average net assets would have been 0.51% for the period ended December 31, 2001.

                                       72

                                                                 Ratio of Net
                Net Asset             Net Assets  Ratio of       Investment
                Value                 End         Expenses to    Income to     Portfolio
Total           End         Total     of Period   Average        Average       Turnover
Distributions   of Period   Return    (000's)     Net Assets     Net Assets    Rate
----------------------------------------------------------------------------------------
    $(0.56)       $10.23     9.23%     $46,548     0.50%            4.24%         222%
     (0.69)         9.89     8.53%      35,231     0.50%            5.00%         217%
     (0.45)         9.77     7.82%         625     0.50%*           6.48%*        415%

    $(0.83)       $10.09     8.13%     $ 1,217     0.51%/(f)/       3.99%         418%
     (1.11)        10.12     9.88%       3,845     0.50%/(k)/       4.71%         606%
     (0.50)        10.24     7.41%       3,499     0.50%*           6.90%*        937%

                                       73

Appendix A

Description of Securities Ratings

A Portfolio's investments may range in quality from securities rated in the lowest category in which the Portfolio is permitted to invest to securities rated in the highest category (as rated by Moody's or S&P or, if unrated, determined by PIMCO to be of comparable quality). The percentage of a
Portfolio's assets invested in securities in a particular rating category will vary. Following is a description of Moody's and S&P's ratings applicable to fixed income securities.

     High Quality Debt Securities are those rated in one of the two lightest rating categories (the highest category for commercial pages) or, if unrated, deemed comparable by PIMCO.

     Investment Grade Debt Securities are those rated in one of the four highest rating categories, or if unrated deemed comparable by PIMCO.

     Below Investment Grade High Yield Securities ("Junk Bonds") are those rated lower than Baa by Moody's or BBB by S&P and comparable securities. They are deemed predominantly speculative with respect to the issuer's ability to repay principal and interest.

     Following is a description of Moody's and S&P's rating categories applicable to fixed income securities.

Moody's Investors Service, Inc.

Moody's Long-Term Ratings: Bonds and Preferred Stock

     Aaa: Bonds which are rated Aaa are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as
"gilt edge." Interest payments are protected by a large or by an exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

     Aa: Bonds which are rated Aa are judged to be of high quality by all standards. Together with the Aaa group they comprise what are generally known as high-grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in Aaa securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present that make the long-term risks appear somewhat larger than with Aaa securities.

     A: Bonds which are rated A possess many favorable investment attributes and are to be considered as upper-medium-grade obligations. Factors giving security to principal and interest are considered adequate but elements may be present that suggest a susceptibility to impairment sometime in the future.

     Baa: Bonds which are rated Baa are considered as medium-grade obligations
(i.e., they are neither highly protected nor poorly secured). Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.

     Ba: Bonds which are rated Ba are judged to have speculative elements; their future cannot be considered as well-assured. Often the protection of interest and principal payments may be very moderate and thereby not well safeguarded during both good and bad times over the future. Uncertainty of position characterizes bonds in this class.

     B: Bonds which are rated B generally lack characteristics of a desirable investment. Assurance of interest and principal payments or of maintenance of other terms of the contract over any long period of time may be small.

     Caa: Bonds which are rated Caa are of poor standing. Such issues may be in default or there may be present elements of danger with respect to principal or interest.

     Ca: Bonds which are rated Ca represent obligations which are speculative in a high degree. Such issues are often in default or have other marked shortcomings.

     C: Bonds which are rated C are the lowest rated class of bonds and issues so rated can be regarded as having extremely poor prospects of ever attaining any real investment standing.

     Moody's applies numerical modifiers, 1, 2, and 3 in each generic rating classified from Aa through B in its corporate bond rating system. The modifier 1 indicates that the security ranks in the higher end of its generic rating category; the modifier 2 indicates a mid-range ranking; and the modifier 3 indicates that the issue ranks in the lower end of its generic rating category.

Corporate Short-Term Debt Ratings

Moody's short-term debt ratings are opinions of the ability of issuers to repay punctually senior debt obligations which have an original maturity not exceeding one year. Obligations relying upon support mechanisms such as letters of credit and bonds of indemnity are excluded unless explicitly rated.

                                       A-1

     Moody's employs the following three designations, all judged to be investment grade, to indicate the relative repayment ability of rated issuers:

     PRIME-1: Issuers rated Prime-1 (or supporting institutions) have a superior ability for repayment of senior short-term debt obligations. Prime-1 repayment ability will often be evidenced by many of the following characteristics:
leading market positions in well-established industries; high rates of return on funds employed; conservative capitalization structure with moderate reliance on debt and ample asset protection; broad margins in earnings coverage of fixed financial charges and high internal cash generation; and well-established access to a range of financial markets and assured sources of alternate liquidity.

     PRIME-2: Issuers rated Prime-2 (or supporting institutions) have a strong ability for repayment of senior short-term debt obligations. This will normally be evidenced by many of the characteristics cited above but to a lesser degree.
Earnings trends and coverage ratios, while sound, may be more subject to variation. Capitalization characteristics, while still appropriate, may be more affected by external conditions. Ample alternate liquidity is maintained.

     PRIME-3: Issuers rated Prime-3 (or supporting institutions) have an acceptable ability for repayment of senior short-term obligations. The effect of industry characteristics and market compositions may be more pronounced.
Variability in earnings and profitability may result in changes in the level of debt protection measurements and may require relatively high financial leverage.
Adequate alternate liquidity is maintained.

     NOT PRIME: Issuers rated Not Prime do not fall within any of the Prime rating categories.

Short-Term Municipal Bond Ratings

There are three rating categories for short-term municipal bonds that define an investment grade situation, which are listed below. In the case of variable rate demand obligations (VRDOs), a two-component rating is assigned. The first element represents an evaluation of the degree of risk associated with scheduled principal and interest payments, and the other represents an evaluation of the degree of risk associated with the demand feature. The short-term rating assigned to the demand feature of VRDOs is designated as VMIG. When either the long- or short-term aspect of a VRDO is not rated, that piece is designated NR,
e.g., Aaa/NR or NR/VMIG 1. MIG ratings terminate at the retirement of the obligation while VMIG rating expiration will be a function of each issue's specific structural or credit features.

     MIG 1/VMIG 1: This designation denotes best quality. There is present strong protection by established cash flows, superior liquidity support or demonstrated broad-based access to the market for refinancing.

     MIG 2/VMIG 2: This designation denotes high quality. Margins of protection are ample although not so large as in the preceding group.

     MIG 3/VMIG 3: This designation denotes favorable quality. All security elements are accounted for but there is lacking the undeniable strength of the preceding grades. Liquidity and cash flow protection may be narrow and market access for refinancing is likely to be less well established.

     SG: This designation denotes speculative quality. Debt instruments in this category lack margins of protection.

Standard & Poor's Ratings Services
Corporate and Municipal Bond Ratings
Investment Grade

     AAA: Debt rated AAA has the highest rating assigned by S&P. Capacity to pay interest and repay principal is extremely strong.

     AA: Debt rated AA has a very strong capacity to pay interest and repay principal and differs from the highest rated issues only in small degree.

     A: Debt rated A has a strong capacity to pay interest and repay principal although it is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than debt in higher rated categories.

     BBB: Debt rated BBB is regarded as having an adequate capacity to pay interest and repay principal. Whereas it normally exhibits adequate protection parameters, adverse economic conditions, or changing circumstances are more likely to lead to a weakened capacity to pay interest and repay principal for debt in this category than in higher-rated categories.

Speculative Grade

Debt rated BB, B, CCC, CC, and C is regarded as having predominantly speculative characteristics with respect to capacity to pay interest and repay principal. BB indicates the least degree of speculation and C the highest. While such debt will likely have some quality and protective characteristics, these are outweighed by large uncertainties or major exposures to adverse conditions.

     BB: Debt rated BB has less near-term vulnerability to default than other speculative issues. However, it faces major ongoing uncertainties or exposure to adverse business, financial, or economic conditions which could lead to inadequate capacity to meet

                                       A-2

timely interest and principal payments. The BB rating category also is used for debt subordinated to senior debt that is assigned an actual or implied BBB-
rating.

     B: Debt rated B has a greater vulnerability to default but currently has the capacity to meet interest payments and principal repayments. Adverse business, financial, or economic conditions will likely impair capacity or willingness to pay interest and repay principal. The B rating category also is used for debt subordinated to senior debt that is assigned an actual or implied
BB or BB- rating.

     CCC: Debt rated CCC has a currently identifiable vulnerability to default and is dependent upon favorable business, financial, and economic conditions to meet timely payment of interest and repayment of principal. In the event of adverse business, financial or economic conditions, it is not likely to have the capacity to pay interest and repay principal. The CCC rating category also is used for debt subordinated to senior debt that is assigned an actual or implied
B or B- rating.

     CC: The rating CC is typically applied to debt subordinated to senior debt that is assigned an actual or implied CCC rating.

     C: The rating C is typically applied to debt subordinated to senior debt that is assigned an actual or implied CCC-debt rating. The C rating may be used to cover a situation where a bankruptcy petition has been filed, but debt service payments are continued.

     CI: The rating CI is reserved for income bonds on which no interest is being paid.

     D: Debt rated D is in payment default. The D rating category is used when interest payments or principal payments are not made on the date due even if the applicable grace period has not expired, unless S&P believes that such payments will be made during such grace period. The D rating will also be used upon the filing of a bankruptcy petition if debt service payments are jeopardized.

     Plus (+) or Minus (-): The ratings from AA to CCC may be modified by the addition of a plus or minus sign to show relative standing within the major rating categories.

     Provisional ratings: The letter "p" indicates that the rating is provisional. A provisional rating assumes the successful completion of the project being financed by the debt being rated and indicates that payment of debt service requirements is largely or entirely dependent upon the successful and timely completion of the project. This rating, however, while addressing credit quality after completion of the project, makes no comment on the likelihood of, or the risk of default upon failure of, such completion. The investor should exercise his own judgment with respect to such likelihood and risk.

     r: The "r" is attached to highlight derivative, hybrid, and certain other obligations that S&P believes may experience high volatility or high variability in expected returns due to non-credit risks. Examples of such obligations are:
securities whose principal or interest return is indexed to equities, commodities, or currencies; certain swaps and options; and interest only and principal only mortgage securities.

     The absence of an "r" symbol should not be taken as an indication that an obligation will exhibit no volatility or variability in total return.

     N.R.: Not rated.

     Debt obligations of issuers outside the United States and its territories are rated on the same basis as domestic corporate and municipal issues. The ratings measure the creditworthiness of the obligor but do not take into account currency exchange and related uncertainties.

Commercial Paper Rating Definitions

An S&P commercial paper rating is a current assessment of the likelihood of timely payment of debt having an original maturity of no more than 365 days.
Ratings are graded into several categories, ranging from A for the highest quality obligations to D for the lowest. These categories are as follows:

     A-1: This highest category indicates that the degree of safety regarding timely payment is strong. Those issues determined to possess extremely strong safety characteristics are denoted with a plus sign (+) designation.

     A-2: Capacity for timely payment on issues with this designation is satisfactory. However, the relative degree of safety is not as high as for issues designated A-1.

     A-3: Issues carrying this designation have adequate capacity for timely payment. They are, however, more vulnerable to the adverse effects of changes in circumstances than obligations carrying the higher designations.

     B: Issues rated B are regarded as having only speculative capacity for timely payment.

     C: This rating is assigned to short-term debt obligations with a doubtful capacity for payment.

     D: Debt rated D is in payment default. The D rating category is used when interest payments or principal payments are not made on the date due, even if the applicable grace period has not expired, unless S&P believes that such payments will be made during such grace period.

                                       A-3

     A commercial paper rating is not a recommendation to purchase, sell or hold a security inasmuch as it does not comment as to market price or suitability for a particular investor. The ratings are based on current information furnished to
S&P by the issuer or obtained from other sources it considers reliable. S&P does not perform an audit in connection with any rating and may, on occasion, rely on unaudited financial information. The ratings may be changed, suspended, or withdrawn as a result of changes in or unavailability of such information.

                                       A-4

PIMCO  Variable  Insurance  Trust

--------------------------------------------------------------------------------
INVESTMENT ADVISER AND ADMINISTRATOR
PIMCO, 840 Newport Center Drive, Suite 300, Newport Beach, CA 92660

--------------------------------------------------------------------------------
CUSTODIAN
State Street Bank & Trust Co., 801 Pennsylvania, Kansas City, MO 64105

--------------------------------------------------------------------------------
TRANSFER AGENT
National Financial Data Services, 330 W. 9th Street, 4th Floor, Kansas City,
MO 64105

--------------------------------------------------------------------------------
INDEPENDENT ACCOUNTANTS
PricewaterhouseCoopers LLP, 1055 Broadway, Kansas City, MO 64105

--------------------------------------------------------------------------------
LEGAL COUNSEL
Dechert LLP, 1775 I Street N.W., Washington, D.C. 20006

--------------------------------------------------------------------------------

The Trust's Statement of Additional Information ("SAI") and annual and semi-annual reports to shareholders include additional information about the
Portfolios. The SAI and the financial statements included in the Portfolios'
most recent annual report to shareholders are incorporated by reference into this prospectus, which means they are part of this prospectus for legal purposes. The Portfolios' annual report discusses the market conditions and investment strategies that significantly affected each Portfolio's performance during its last fiscal year.

     You may get free copies of any of these materials, request other information about a Portfolio, or make shareholder inquiries by calling the
Trust at 1-800-927-4648 or by writing to:

PIMCO Variable Insurance Trust
840 Newport Center Drive
Suite 300
Newport Beach, CA 92660

     You may review and copy information about the Trust, including its SAI, at the Securities and Exchange Commission's public reference room in Washington,
D.C. You may call the Commission at 1-202-942-8090 for information about the operation of the public reference room. You may also access reports and other information about the Trust on the Commission's Web site at www.sec.gov. You may get copies of this information, with payment of a duplication fee, by writing the Public Reference Section of the Commission, Washington, D.C. 20549-0102, or
by e-mailing your request to publicinfo@sec.gov.

Reference the Trust's Investment Company Act file number in your correspondence.
Investment Company Act file number 811-8399

PIMCO Funds

840 Newport Center Drive
Suite 300
Newport Beach, CA 92660

PIMCO
Variable Insurance Trust

Statement of
Additional Information

PIMCO Variable
Insurance Trust (the “Trust”) is an open-end management investment company (“mutual fund”) currently consisting of sixteen separate investment portfolios (the “Portfolios”): the PIMCO Emerging Markets Bond
Portfolio; the PIMCO Foreign Bond Portfolio; the PIMCO Global Bond Portfolio; the PIMCO High Yield Portfolio; the PIMCO Long-Term U.S. Government Portfolio; the PIMCO Low Duration Portfolio; the PIMCO Money
Market Portfolio; the PIMCO Real Return Portfolio; the PIMCO Short-Term Portfolio; the PIMCO Total Return Portfolio; the PIMCO Total Return Portfolio II (together, the “Fixed Income Portfolios”); the
PIMCO All Asset Portfolio; the PIMCO CommodityRealReturn Strategy Portfolio; the PIMCO StocksPLUS Growth and Income Portfolio; the PIMCO StocksPLUS Total Return Portfolio; and the PIMCO Strategic Balanced
Portfolio.

Pacific Investment Management
Company LLC (“PIMCO” or the “Adviser”), 840 Newport Center Drive, Suite 300, Newport Beach, California 92660, is investment adviser to the Portfolios.

Shares of the Portfolios are currently sold to segregated asset accounts (“Separate Accounts”) of insurance companies to serve as an investment medium for variable annuity contracts and variable life insurance policies (“Variable Contracts”). The Separate Accounts invest in shares of the Portfolios in accordance with allocation instructions received from owners of the Variable Contracts (“Variable Contract Owners”). Shares of the Portfolios also may be sold to qualified pension and retirement plans outside the separate account context.

This Statement of Additional Information is not a Prospectus,
and should be used in conjunction with a Prospectus for the Trust. The Portfolios’ Administrative Class shares are offered through the Administrative Prospectus dated May 1, 2003 and the Portfolios’ Institutional Class shares are offered through the Institutional Prospectus dated May 1, 2003 (collectively, the “Prospectuses”). A copy of the Prospectuses may be obtained free of charge at the address and telephone number listed below.

PIMCO Variable Insurance Trust

840 Newport Center Drive, Suite 300
Newport Beach, California 92660
Telephone: (800) 927-4648

The Trust’s most recent Annual Report to shareholders, and the financial statements appearing in the Annual Report, are incorporated by reference into this Statement of Additional Information. A copy of the Annual Report may be obtained free of charge at the address and telephone number listed above.

May 1, 2003

PORTFOLIO TRANSACTIONS AND BROKERAGE

61

Investment Decisions

61

Brokerage and Research Services

62

Portfolio Turnover

64

NET ASSET VALUE

65

TAXATION

67

Distributions

68

Sales of Shares

69

Options, Futures and Forward Contracts, and Swap Agreements

69

Short Sales

70

Passive Foreign Investment Companies

70

Foreign Currency Transactions

71

Foreign Taxation

71

Original Issue Discount

71

Inflation-Indexed Bonds

72

Other Taxation

72

OTHER INFORMATION

73

Capitalization

73

Performance Information

73

Voting Rights

79

Trademark Rights

79

Custodian

79

Independent Accountants

80

Counsel

80

Registration Statement

80

Financial Statements

80

DESCRIPTION OF THE TRUST

The Trust is a Delaware business trust established under a
Trust Instrument dated October 3, 1997. The Trust is an open-end management investment company composed of separate portfolios, each of which is treated as a separate portfolio. Each Portfolio (except the CommodityRealReturn Strategy, Emerging
Markets Bond, Foreign Bond, Global Bond and Real Return Portfolios) is diversified, which means that, with respect to 75% of its total assets, the Portfolio will not invest more than 5% of its assets in the securities of any single issuer.

INVESTMENT OBJECTIVES AND POLICIES

The investment objectives and general
investment policies of each Portfolio are described in each Prospectus. Additional information concerning the characteristics of certain of the Portfolios’ investments is set forth below. The Strategic Balanced Portfolio invests all of its assets in the StocksPLUS Growth and Income and Total Return Portfolios. These Portfolios are referred to in this Statement of Additional Information as “Underlying Portfolios.” By investing in Underlying Portfolios, the
Strategic Balanced Portfolio may have an indirect investment interest in some or all of the securities and instruments described below depending upon how its assets are allocated between the Underlying Portfolios.

The All Asset Portfolio may invest in any of the funds
of the PIMCO Funds: Pacific Investment Management Series, an affiliated open-end investment company, except the Strategic Balanced and All Asset Funds (“Underlying PIMS Funds”). The funds in which the All Asset and Strategic
Balanced Portfolios invest are collectively called “Underlying Funds” in this Statement of Additional Information.

U.S. Government Securities

U.S. Government securities are obligations of and, in certain cases, guaranteed by, the U.S. Government, its agencies or instrumentalities. The U.S. Government does not guarantee the net asset value of the Portfolios’ shares. Some U.S. Government securities, such as Treasury bills, notes and bonds, and securities guaranteed by the Government National Mortgage
Association (“GNMA”), are supported by the full faith and credit of the United States; others, such as those of the Federal Home Loan Banks, are supported by the right of the issuer to borrow from the U.S. Treasury; others, such as those of the Federal National Mortgage Association (“FNMA”), are supported by the discretionary authority of the U.S. Government to purchase the agency’s obligations; and still others, such as those of the Student Loan Marketing
Association, are supported only by the credit of the instrumentality. U.S. Government securities may include zero coupon securities, which do not distribute interest on a current basis and tend to be subject to greater market risk than interest-paying securities of similar maturities.

Municipal
Bonds

Each Portfolio may invest in
securities issued by states, municipalities and other political subdivisions, agencies, authorities and instrumentalities of states and multi-state agencies or authorities. The ability of a Portfolio to invest in securities other than Municipal
Bonds is limited by a requirement of the Internal Revenue Code that at least 50% of the Portfolio’s total assets be invested in Municipal Bonds at the end of each calendar quarter. See “Taxation.”

Municipal Bonds share the attributes of debt/fixed income
securities in general, but are generally issued by states, municipalities and other political subdivisions, agencies, authorities and instrumentalities of states and multi-state agencies or authorities.

The Portfolios may invest in municipal lease obligations. A
lease is not a full faith and credit obligation of the issuer and is usually backed only by the borrowing government’s unsecured pledge to make annual appropriations for lease payments. There have been challenges to the legality of lease financing in numerous states,
and, from time to time, certain municipalities have considered not appropriating money for lease payments. In deciding whether to purchase a lease obligation, the Portfolios will assess the financial condition of the borrower, the merits of the project, the level of public support for the project, and the legislative history of lease financing in the state. These securities may be less readily marketable than other municipals. A Portfolio may also purchase unrated lease obligations if determined by PIMCO to be of comparable quality to rated securities in which the Portfolio is permitted to invest.

The Portfolios may seek to enhance their yield through the purchase of private placements. These securities are sold through private negotiations, usually to institutions or mutual Portfolios, and may have resale restrictions. Their yields are usually higher than comparable public securities to compensate the investor for their limited marketability. A Portfolio may not invest more than 15% (10% in the case of the Money Market Portfolio) of its net assets in illiquid securities, including unmarketable private placements.

Some longer-term Municipal Bonds give the investor the right to “put” or sell the security at par (face value) within a specified number of days following the investor’s request – usually one to seven days. This demand feature enhances a security’s liquidity by shortening its effective maturity and enables it to trade at a price equal to or very close to par. If a demand feature terminates prior to being exercised, a Portfolio would hold the longer-term security, which could experience substantially more volatility.

The Portfolios may invest in municipal warrants, which are essentially call options on Municipal Bonds. In exchange for a premium, they give the purchaser the right, but not the obligation, to purchase a Municipal Bond in the future. A Portfolio might purchase a warrant to lock in forward supply in an environment where the current issuance of bonds is sharply reduced. Like options, warrants may expire worthless and they may have reduced liquidity. A Portfolio will not invest more than 5% of its net assets in municipal warrants.

The Portfolios may invest in Municipal Bonds with credit enhancements such as letters of credit, municipal bond insurance and Standby Bond Purchase Agreements (“SBPAs”). Letters of credit that are issued by a third party, usually a bank, to enhance liquidity and ensure repayment of principal and any accrued interest if the underlying Municipal
Bond should default. Municipal bond insurance, which is usually purchased by the bond issuer from a private, nongovernmental insurance company, provides an unconditional and irrevocable guarantee that the insured bond’s principal and interest will be paid when due. Insurance does not guarantee the price of the bond or the share price of any Portfolio. The credit rating of an insured bond reflects the credit rating of the insurer, based on its claims-paying ability. The obligation of a municipal bond insurance company to pay a claim extends over the life of each insured bond. Although defaults on insured Municipal Bonds have been low to date and municipal bond insurers have met their claims, there is no assurance this will continue. A higher-than-expected default rate could strain the insurer’s loss reserves and adversely affect its ability to pay claims to bondholders. The number of municipal bond insurers is relatively small, and not all of them have the highest rating. An SBPA is a liquidity facility provided to pay the purchase price of bonds that cannot be re-marketed. The obligation of the liquidity provider (usually a bank) is only to advance Portfolios to purchase tendered bonds that cannot be remarketed and does not cover principal or interest under any other circumstances. The liquidity provider’s obligations under the SBPA are usually subject to numerous conditions, including the continued creditworthiness of the underlying borrower.

The Portfolios may invest in Residual
Interest Bonds (“RIBS”), which are created by dividing the income stream provided by an underlying bond to create two securities, one short term and one long term. The interest rate on the short-term component is reset by an index or auction process normally every seven to 35 days. After income is paid on the short-term securities at current rates, the residual income goes to the long-term securities. Therefore, rising short-term interest rates result in lower income for the longer-term portion, and vice versa. An investment in RIBS typically will involve greater risk than an investment in a fixed rate bond. RIBS have interest rates that bear an inverse relationship to the interest rate on another security or
the value of an index. Because increases in the interest rate on the other security or index reduce the residual interest paid on a RIB, the value of a RIB is generally more volatile than that of a fixed rate bond. RIBS have interest rate adjustment formulas that generally reduce or, in the extreme, eliminate the interest paid to the Portfolios when short-term interest rates rise, and increase the interest paid to the Portfolios when short-term interest rates fall. RIBS have varying degrees of liquidity that approximate the liquidity of the underlying bond(s), and the market price for these securities is volatile. The longer-term bonds can be very volatile and may be less liquid than other Municipal Bonds of comparable maturity. These securities will generally underperform the market of fixed rate bonds in a rising interest rate environment, but tend to outperform the market of fixed rate bonds when interest rates decline or remain relatively stable. Although volatile, RIBS typically offer the potential for yields exceeding the yields available on fixed rate bonds with comparable credit quality, coupon, call provisions and maturity. To the extent permitted by each Portfolio’s investment objectives and general investment policies, a Portfolio, without limitation, may invest in RIBS.

The Portfolios also may invest in participation interests. Participation interests are various types of securities created by converting fixed rate bonds into short-term, variable rate certificates. These securities have been developed in the secondary market to meet the demand for short-term, tax-exempt securities. The Portfolios will invest only in securities deemed tax-exempt by a nationally recognized bond counsel, but there is no guarantee the interest will be exempt because the IRS has not issued a definitive ruling on the matter.

Municipal Bonds are subject to credit and market risk. Generally, prices of higher quality issues tend to fluctuate less with changes in market interest rates than prices of lower quality issues and prices of longer maturity issues tend to fluctuate more than prices of shorter maturity issues.

The Portfolios may purchase and sell portfolio investments to take advantage of changes or anticipated changes in yield relationships, markets or economic conditions. The Portfolios may also sell Municipal Bonds due to changes in PIMCO’s evaluation of the issuer or cash needs resulting from redemption requests for Portfolio shares. The secondary market for Municipal Bonds typically has been less liquid than that for taxable debt/fixed income securities, and this may affect the Portfolio’s ability to sell particular Municipal Bonds at then-current market prices, especially in periods when other investors are attempting to sell the same securities.

Prices and yields on Municipal Bonds are dependent on a
variety of factors, including general money-market conditions, the financial condition of the issuer, general conditions of the Municipal Bond market, the size of a particular offering, the maturity of the obligation and the rating of the issue. A number of these factors, including the ratings of particular issues, are subject to change from time to time. Information about the financial condition of an issuer of Municipal Bonds may not be as extensive as that which is made available by corporations whose securities are publicly traded.

Obligations of issuers of Municipal Bonds are subject to the provisions of bankruptcy, insolvency and other laws, such as the Federal Bankruptcy Reform Act of 1978, affecting the rights and remedies of creditors. Congress or state legislatures may seek to extend the time for payment of principal or interest, or both, or to impose other constraints upon enforcement of such obligations. There is also the possibility that as a result of litigation or other conditions, the power or ability of issuers to meet their obligations for the payment of interest and principal on their Municipal Bonds may be materially affected or their obligations may be found to be invalid or unenforceable. Such litigation or conditions may from time to time have the effect of introducing uncertainties in the market for Municipal Bonds or certain segments thereof, or of materially affecting the credit risk with respect to particular bonds. Adverse economic, business, legal or political developments might affect all or a substantial portion of a Portfolio’s Municipal Bonds in the same manner.

Each Portfolio may purchase custodial receipts representing the right to receive either the principal amount or the periodic interest payments or both with respect to specific underlying Municipal

Bonds. In a typical custodial
receipt arrangement, an issuer or third party owner of Municipal Bonds deposits the bonds with a custodian in exchange for two classes of custodial receipts. The two classes have different characteristics, but, in each case, payments on the two classes are based on payments received on the underlying Municipal Bonds. In no event will the aggregate interest paid with respect to the two classes exceed the interest paid by the underlying Municipal Bond. Custodial receipts are sold in private placements. The value of a custodial receipt may fluctuate more than the value of a Municipal Bond of comparable quality and maturity.

Mortgage-Related and Other Asset-Backed Securities

Mortgage-related securities are interests in pools of residential or commercial mortgage loans, including mortgage loans made by savings and loan institutions, mortgage bankers, commercial banks and others. Pools of mortgage loans are assembled as securities for sale to investors by various governmental, government-related and private organizations. See “Mortgage Pass-Through
Securities.” The Portfolios may also invest in debt securities which are secured with collateral consisting of mortgage-related securities (see “Collateralized Mortgage Obligations”), and in other types of mortgage-related securities.

Mortgage Pass-Through
Securities.    Interests in pools of mortgage-related securities differ from other forms of debt securities, which normally provide for periodic payment of interest in fixed amounts with principal payments at maturity or specified call dates. Instead, these securities provide a monthly payment which consists of both interest and principal payments. In effect, these payments are a “pass-through” of the monthly payments made by the individual borrowers on their residential or commercial mortgage loans, net of any fees paid to the issuer or guarantor of such securities. Additional payments are caused by repayments of principal resulting from the sale of the underlying property, refinancing or foreclosure, net of fees or costs which may be incurred. Some mortgage-related securities (such as securities issued by GNMA) are described as “modified pass-through.” These securities entitle the holder to receive all interest and principal payments owed on the mortgage pool, net of certain fees, at the scheduled payment dates regardless of whether or not the mortgagor actually makes the payment.

The rate of prepayments on underlying mortgages will affect the price and volatility of a mortgage-related security, and may have the effect of shortening or extending the effective maturity of the security beyond what was anticipated at the time of purchase. To the extent that unanticipated rates of prepayment on underlying mortgages increase the effective maturity of a mortgage-related security, the volatility of such security can be expected to increase.

The principal governmental guarantor of mortgage-related securities is GNMA. GNMA is a wholly owned United States Government corporation within the Department of Housing and Urban Development. GNMA is authorized to guarantee, with the full faith and credit of the United States Government, the timely payment of principal and interest on securities issued by institutions approved by
GNMA (such as savings and loan institutions, commercial banks and mortgage bankers) and backed by pools of mortgages insured by the Federal Housing Administration (the “FHA”), or guaranteed by the Department of Veterans Affairs (the
“VA”).

Government-related guarantors
(i.e., not backed by the full faith and credit of the United States Government) include the FNMA and the Federal Home Loan Mortgage Corporation (“FHLMC”). FNMA is a government-sponsored corporation owned entirely by private stockholders. It is subject to general regulation by the Secretary of Housing and Urban Development. FNMA purchases conventional (i.e., not insured or guaranteed by any government agency) residential mortgages from a list of approved seller/servicers which include state and federally chartered savings and loan associations, mutual savings banks, commercial banks and credit unions and mortgage bankers. Pass-through securities issued by FNMA are guaranteed as to timely payment of principal and interest by FNMA but are not backed by the full faith and credit of the United States Government. FHLMC was created by Congress in 1970 for the purpose of increasing the
availability of mortgage credit for residential housing. It is a government-sponsored corporation formerly owned by the twelve Federal Home Loan Banks and now owned entirely by private stockholders. FHLMC issues Participation Certificates
(“PCs”) which represent interests in conventional mortgages from FHLMC’s national portfolio. FHLMC guarantees the timely payment of interest and ultimate collection of principal, but PCs are not backed by the full faith and credit of the United States Government.

Commercial banks,
savings and loan institutions, private mortgage insurance companies, mortgage bankers and other secondary market issuers also create pass-through pools of conventional residential mortgage loans. Such issuers may, in addition, be the originators and/or servicers of the underlying mortgage loans as well as the guarantors of the mortgage-related securities. Pools created by such non-governmental issuers generally offer a higher rate of interest than government and government-related pools because there are no direct or indirect government or agency guarantees of payments in the former pools. However, timely payment of interest and principal of these pools may be supported by various forms of insurance or guarantees, including individual loan, title, pool and hazard insurance and letters of credit. The insurance and guarantees are issued by governmental entities, private insurers and the mortgage poolers. Such insurance and guarantees and the creditworthiness of the issuers thereof will be considered in determining whether a mortgage-related security meets the Trust’s investment quality standards. There can be no assurance that the private insurers or guarantors can meet their obligations under the insurance policies or guarantee arrangements. The Portfolios may buy mortgage-related securities without insurance or guarantees if, through an examination of the loan experience and practices of the originator/servicers and poolers, PIMCO determines that the securities meet the Trust’s quality standards. Although the market for such securities is becoming increasingly liquid, securities issued by certain private organizations may not be readily marketable. No Portfolio will purchase mortgage-related securities or any other assets which in PIMCO’s opinion are illiquid if, as a result, more than 15% of the value of the Portfolio’s net assets will be illiquid (10% in the case of the Money Market
Portfolio.)

Mortgage-backed securities that
are issued or guaranteed by the U.S. Government, its agencies or instrumentalities, are not subject to the Portfolios’ industry concentration restrictions, set forth below under “Investment Restrictions,” by virtue of the exclusion from that test available to all U.S. Government securities. In the case of privately issued mortgage-related securities, the Portfolios take the position that mortgage-related securities do not represent interests in any particular
“industry” or group of industries. The assets underlying such securities may be represented by a portfolio of first lien residential mortgages (including both whole mortgage loans and mortgage participation interests) or portfolios of mortgage pass-through securities issued or guaranteed by GNMA, FNMA or FHLMC. Mortgage loans underlying a mortgage-related security may in turn be insured or guaranteed by the FHA or the VA. In the case of private issue mortgage-related securities whose underlying assets are neither U.S. Government securities nor U.S. Government-insured mortgages, to the extent that real properties securing such assets may be located in the same geographical region, the security may be subject to a greater risk of default than other comparable securities in the event of adverse economic, political or business developments that may affect such region and, ultimately, the ability of residential homeowners to make payments of principal and interest on the underlying mortgages.

Collateralized
Mortgage Obligations (CMOs).    A CMO is a hybrid between a mortgage-backed bond and a mortgage pass-through security. Interest and prepaid principal on a CMO is paid, in most cases, monthly. CMOs may be collateralized by whole mortgage loans, but are more typically collateralized by portfolios of mortgage pass-through securities guaranteed by GNMA, FHLMC, or FNMA, and their income streams.

CMOs are structured into multiple classes, each bearing a
different stated maturity. Actual maturity and average life will depend upon the prepayment experience of the collateral. CMOs provide for a modified form of call protection through a de facto breakdown of the underlying pool of mortgages according to how quickly the loans are repaid. Monthly payment of principal received from the pool of underlying mortgages, including prepayments, is first returned to investors holding the shortest maturity class. Investors holding the
longer maturity classes receive principal only after the first class has been retired. An investor is partially guarded against a sooner than desired return of principal because of the sequential payments.

In a typical CMO transaction, a corporation
(“issuer”) issues multiple series (e.g., A, B, C, Z) of CMO bonds (“Bonds”). Proceeds of the Bond offering are used to purchase mortgages or mortgage pass-through certificates (“Collateral”). The Collateral is pledged to a third party trustee as security for the Bonds. Principal and interest payments from the Collateral are used to pay principal on the Bonds in the order A, B, C, Z. The Series A, B, and C Bonds all bear current interest. Interest on the
Series Z Bond is accrued and added to principal and a like amount is paid as principal on the Series A, B, or C Bond currently being paid off. When the Series A, B, and C Bonds are paid in full, interest and principal on the Series Z Bond begins to be paid currently. With some CMOs, the issuer serves as a conduit to allow loan originators (primarily builders or savings and loan associations) to borrow against their loan portfolios.

FHLMC Collateralized Mortgage Obligations.    FHLMC CMOs are debt
obligations of FHLMC issued in multiple classes having different maturity dates which are secured by the pledge of a pool of conventional mortgage loans purchased by FHLMC. Unlike FHLMC PCs, payments of principal and interest on the CMOs are made semi-annually, as opposed to monthly. The amount of principal payable on each semiannual payment date is determined in accordance with FHLMC’s mandatory sinking fund schedule, which, in turn, is equal to approximately 100% of FHA prepayment experience applied to the mortgage collateral pool. All sinking fund payments in the CMOs are allocated to the retirement of the individual classes of bonds in the order of their stated maturities. Payment of principal on the mortgage loans in the collateral pool in excess of the amount of FHLMC’s minimum sinking fund obligation for any payment date are paid to the holders of the CMOs as additional sinking fund payments. Because of the “pass-through” nature of all principal payments received on the collateral pool in excess of FHLMC’s minimum sinking fund requirement, the rate at which principal of the CMOs is actually repaid is likely to be such that each class of bonds will be retired in advance of its scheduled maturity date.

If collection of principal
(including prepayments) on the mortgage loans during any semi-annual payment period is not sufficient to meet FHLMC’s minimum sinking fund obligation on the next sinking fund payment date, FHLMC agrees to make up the deficiency from its general funds.

Criteria for the mortgage loans in the
pool backing the FHLMC CMOs are identical to those of FHLMC PCs. FHLMC has the right to substitute collateral in the event of delinquencies and/or defaults.

Commercial Mortgage-Backed Securities  include securities that reflect an interest in, and are secured by, mortgage loans on commercial real property. The market for commercial mortgage-backed securities developed more recently and in terms of total outstanding principal amount of issues is relatively small compared to the market for residential single-family mortgage-backed securities. Many of the risks of investing in commercial mortgage-backed securities reflect the risks of investing in the real estate securing the underlying mortgage loans. These risks reflect the effects of local and other economic conditions on real estate markets, the ability of tenants to make loan payments, and the ability of a property to attract and retain tenants. Commercial mortgage-backed securities may be less liquid and exhibit greater price volatility than other types of mortgage- or asset-backed securities.

Other Mortgage-Related Securities.    Other mortgage-related securities include securities other than those described above that directly or indirectly represent a participation in, or are secured by and payable from, mortgage loans on real property, including mortgage dollar rolls, CMO residuals or stripped mortgage-backed securities (“SMBS”). Other mortgage-related securities may be equity or debt securities issued by agencies or instrumentalities of the U.S. Government or by private originators of, or investors in, mortgage loans, including savings and loan associations, homebuilders, mortgage banks, commercial banks, investment banks, partnerships, trusts and special purpose entities of the foregoing.

CMO
Residuals.    CMO residuals are mortgage securities issued by agencies or instrumentalities of the U.S. Government or by private originators of, or investors in, mortgage loans, including savings and loan associations, homebuilders, mortgage banks, commercial banks, investment banks and special purpose entities of the foregoing.

The cash flow generated by the mortgage assets underlying a series of CMOs is applied first to make required payments of principal and interest on the CMOs and second to pay the related administrative expenses of the issuer. The residual in a CMO structure generally represents the interest in any excess cash flow remaining after making the foregoing payments. Each payment of such excess cash flow to a holder of the related CMO residual represents income and/or a return of capital. The amount of residual cash flow resulting from a CMO will depend on, among other things, the characteristics of the mortgage assets, the coupon rate of each class of CMO, prevailing interest rates, the amount of administrative expenses and the prepayment experience on the mortgage assets. In particular, the yield to maturity on CMO residuals is extremely sensitive to prepayments on the related underlying mortgage assets, in the same manner as an interest-only (“IO”) class of stripped mortgage-backed securities. See “Stripped Mortgage-Backed Securities.” In addition, if a series of a CMO includes a class that bears interest at an adjustable rate, the yield to maturity on the related CMO residual will also be extremely sensitive to changes in the level of the index upon which interest rate adjustments are based. As described below with respect to stripped mortgage-backed securities, in certain circumstances a Portfolio may fail to recoup fully its initial investment in a CMO residual.

CMO residuals are generally purchased and sold by institutional investors through several investment banking firms acting as brokers or dealers. The CMO residual market has only very recently developed and CMO residuals currently may not have the liquidity of other more established securities trading in other markets. Transactions in CMO residuals are generally completed only after careful review of the characteristics of the securities in question. In addition, CMO residuals may, or pursuant to an exemption therefrom, may not have been registered under the Securities Act of 1933, as amended (the “1933 Act”). CMO residuals, whether or not registered under the 1933 Act, may be subject to certain restrictions on transferability, and may be deemed “illiquid” and subject to a Portfolio’s limitations on investment in illiquid securities.

Stripped Mortgage-Backed
Securities.    SMBS are derivative multi-class mortgage securities. SMBS may be issued by agencies or instrumentalities of the U.S. Government, or by private originators of, or investors in, mortgage loans, including savings and loan associations, mortgage banks, commercial banks, investment banks and special purpose entities of the foregoing.

SMBS are usually structured with two classes that receive different proportions of the interest and principal distributions on a pool of mortgage assets. A common type of SMBS will have one class receiving some of the interest and most of the principal from the mortgage assets, while the other class will receive most of the interest and the remainder of the principal. In the most extreme case, one class will receive all of the interest (the “IO” class), while the other class will receive all of the principal (the principal-only or “PO” class). The yield to maturity on an IO class is extremely sensitive to the rate of principal payments (including prepayments) on the related underlying mortgage assets, and a rapid rate of principal payments may have a material adverse effect on a Portfolio’s yield to maturity from these securities. If the underlying mortgage assets experience greater than anticipated prepayments of principal, a Portfolio may fail to recoup some or all of its initial investment in these securities even if the security is in one of the highest rating categories. Each
Portfolio (except the Money Market Portfolio) has adopted a policy under which a Portfolio may invest no more than 5% of its total assets in any combination of mortgage-related or other asset-backed IO, PO, or inverse floater securities.

Although SMBS are purchased and sold by
institutional investors through several investment banking firms acting as brokers or dealers, these securities were only recently developed. As a result, established trading markets have not yet developed and, accordingly, these securities may be deemed “illiquid” and subject to a Portfolio’s limitations on investment in illiquid securities.

Collateralized Debt Obligations.    The Portfolios may invest in collateralized debt obligations (“CDOs”), which includes collateralized bond obligations (“CBOs”), collateralized loan obligations (“CLOs”) and other similarly structured securities. CBOs and CLOs are types of asset-backed securities. A CBO is a trust which is backed by a diversified pool of high risk, below investment grade fixed income securities. A
CLO is a trust typically collateralized by a pool of loans, which may include, among others, domestic and foreign senior secured loans, senior unsecured loans, and subordinate corporate loans, including loans that may be rated below investment grade or equivalent unrated loans.

For both CBOs and
CLOs, the cashflows from the trust are split into two or more portions, called tranches, varying in risk and yield. The riskiest portion is the “equity” tranche which bears the bulk of defaults from the bonds or loans in the trust and serves to protect the other, more senior tranches from default in all but the most severe circumstances. Since it is partially protected from defaults, a senior tranche from a CBO trust or CLO trust typically have higher ratings and lower yields than their underlying securities, and can be rated investment grade. Despite the protection from the equity tranche, CBO or CLO tranches can experience substantial losses due to actual defaults, increased sensitivity to defaults due to collateral default and disappearance of protecting tranches, market anticipation of defaults, as well as aversion to CBO or CLO securities as a class.

The risks of an investment in a CDO depend largely on the type of the collateral securities and the class of the CDO in which a Portfolio invests. Normally, CBOs, CLOs and other CDOs are privately offered and sold, and thus, are not registered under the securities laws. As a result, investments in CDOs may be characterized by the Portfolios as illiquid securities, however an active dealer market may exist for CDOs allowing a CDO to qualify for Rule 144A transactions. In addition to the normal risks associated with fixed income securities discussed elsewhere in this SAI and the Portfolios’ prospectuses (e.g., interest rate risk and default risk), CDOs carry additional risks including, but are not limited to: (i) the possibility that distributions from collateral securities will not be adequate to make interest or other payments; (ii) the quality of the collateral may decline in value or default; (iii) the Portfolios may invest in CDOs that are subordinate to other classes; and (iv) the complex structure of the security may not be fully understood at the time of investment and may produce disputes with the issuer or unexpected investment results.

Other Asset-Backed Securities.    Similarly, PIMCO expects that other asset-backed securities (unrelated to mortgage loans) will be offered to investors in the future. Several types of asset-backed securities have already been offered to investors, including Certificates for Automobile ReceivablesSM
(“CARSSM”). CARSSM represent undivided fractional interests in a trust whose assets consist of a pool of motor vehicle retail installment sales contracts and security interests in the vehicles securing the contracts.
Payments of principal and interest on CARSSM are passed through monthly to certificate holders, and are guaranteed up to certain amounts and for a certain time period by a letter of credit issued by a financial institution unaffiliated with the trustee or originator of the trust. An investor’s return on CARSSM may be affected by early prepayment of principal on the underlying vehicle sales contracts. If the letter of credit is exhausted, the trust may be prevented from realizing the full amount due on a sales contract because of state law requirements and restrictions relating to foreclosure sales of vehicles and the obtaining of deficiency judgments following such sales or because of depreciation, damage or loss of a vehicle, the application of federal and state bankruptcy and insolvency laws, or other factors. As a result, certificate holders may experience delays in payments or losses if the letter of credit is exhausted.

Consistent with a Portfolio’s investment objectives and
policies, PIMCO also may invest in other types of asset-backed securities.

Loan Participations

Each
Portfolio may purchase participations in commercial loans. Such indebtedness may be secured or unsecured. Loan participations typically represent direct participation in a loan to a corporate borrower, and generally are
offered by banks or other financial institutions or lending syndicates. The Portfolios may participate in such syndications, or can buy part of a loan, becoming a part lender. When purchasing loan participations, a Portfolio assumes the credit risk associated with the corporate borrower and may assume the credit risk associated with an interposed bank or other financial intermediary. The participation interests in which a Portfolio intends to invest may not be rated by any nationally recognized rating service.

A loan is often
administered by an agent bank acting as agent for all holders. The agent bank administers the terms of the loan, as specified in the loan agreement. In addition, the agent bank is normally responsible for the collection of principal and interest payments from the corporate borrower and the apportionment of these payments to the credit of all institutions which are parties to the loan agreement. Unless, under the terms of the loan or other indebtedness, a Portfolio has direct recourse against the corporate borrower, the Portfolio may have to rely on the agent bank or other financial intermediary to apply appropriate credit remedies against a corporate borrower.

A financial institution’s employment as agent bank might be terminated in the event that it fails to observe a requisite standard of care or becomes insolvent. A successor agent bank would generally be appointed to replace the terminated agent bank, and assets held by the agent bank under the loan agreement should remain available to holders of such indebtedness. However, if assets held by the agent bank for the benefit of a Portfolio were determined to be subject to the claims of the agent bank’s general creditors, the Portfolio might incur certain costs and delays in realizing payment on a loan or loan participation and could suffer a loss of principal and/or interest. In situations involving other interposed financial institutions (e.g., an insurance company or governmental agency) similar risks may arise.

Purchasers of loans and other forms of direct
indebtedness depend primarily upon the creditworthiness of the corporate borrower for payment of principal and interest. If a Portfolio does not receive scheduled interest or principal payments on such indebtedness, the Portfolio’s share price and yield could be adversely affected. Loans that are fully secured offer a Portfolio more protection than an unsecured loan in the event of non-payment of scheduled interest or principal. However, there is no assurance that the liquidation of collateral from a secured loan would satisfy the corporate borrower’s obligation, or that the collateral can be liquidated.

The Portfolios may invest in loan participations with credit quality comparable to that of issuers of its securities investments.
Indebtedness of companies whose creditworthiness is poor involves substantially greater risks, and may be highly speculative. Some companies may never pay off their indebtedness, or may pay only a small fraction of the amount owed. Consequently, when investing in indebtedness of companies with poor credit, a Portfolio bears a substantial risk of losing the entire amount invested.

Each Portfolio limits the amount of its total assets that it will invest in any one issuer or in issuers within the same industry (see
“Investment Restrictions”). For purposes of these limits, a Portfolio generally will treat the corporate borrower as the “issuer” of indebtedness held by the Portfolio. In the case of loan participations where a bank or other lending institution serves as a financial intermediary between a Portfolio and the corporate borrower, if the participation does not shift to the Portfolio the direct debtor-creditor relationship with the corporate borrower, Securities and Exchange
Commission (“SEC”) interpretations require the Portfolio to treat both the lending bank or other lending institution and the corporate borrower as “issuers” for the purposes of determining whether the Portfolio has invested more than 5% of its total assets in a single issuer. Treating a financial intermediary as an issuer of indebtedness may restrict a Portfolios’ ability to invest in indebtedness related to a single financial intermediary, or a group of intermediaries engaged in the same industry, even if the underlying borrowers represent many different companies and industries.

Loans and other types of direct indebtedness may not be readily marketable and may be subject to restrictions on resale. In some cases, negotiations involved in disposing of indebtedness may require weeks to complete.
Consequently, some indebtedness may be difficult or impossible to dispose of readily at what PIMCO believes to be a fair price. In addition, valuation of illiquid indebtedness involves a greater degree of judgment in determining a Portfolio’s net asset value than if that value were based on available market quotations, and could result in significant variations in the Portfolio’s daily share price. At the same time, some loan interests are traded among certain financial institutions and accordingly may be deemed liquid. As the market for different types of indebtedness develops, the liquidity of these instruments is expected to improve. In addition, the Portfolios currently intend to treat indebtedness for which there is no readily available market as illiquid for purposes of the Portfolios’ limitation on illiquid investments. Investments in loan participations are considered to be debt obligations for purposes of the Trust’s investment restriction relating to the lending of funds or assets by a Portfolio.

Investments in loans through a direct assignment of the financial institution’s interests with respect to the loan may involve additional risks to the Portfolios. For example, if a loan is foreclosed, a Portfolio could become part owner of any collateral, and would bear the costs and liabilities associated with owning and disposing of the collateral. In addition, it is conceivable that under emerging legal theories of lender liability, a Portfolio could be held liable as co-lender. It is unclear whether loans and other forms of direct indebtedness offer securities law protections against fraud and misrepresentation. In the absence of definitive regulatory guidance, the Portfolios rely on PIMCO’s research in an attempt to avoid situations where fraud or misrepresentation could adversely affect the Portfolios.

Corporate Debt Securities

A Portfolio’s investments in U.S. dollar or foreign currency-denominated corporate debt securities of domestic or foreign issuers are limited to corporate debt securities (corporate bonds, debentures, notes and other similar corporate debt instruments, including convertible securities) which meet the minimum ratings criteria set forth for the Portfolio, or, if unrated, are in PIMCO’s opinion comparable in quality to corporate debt securities in which the Portfolio may invest.

Corporate income-producing securities may include forms of preferred or preference stock. The rate of interest on a corporate debt security may be fixed, floating or variable, and may vary inversely with respect to a reference rate.
The rate of return or return of principal on some debt obligations may be linked or indexed to the level of exchange rates between the U.S. dollar and a foreign currency or currencies. Debt securities may be acquired with warrants attached.

Securities rated Baa and BBB are the lowest
which are considered “investment grade” obligations. Moody’s Investors Service, Inc. (“Moody’s”) describes securities rated Baa as “medium-grade” obligations; they are “neither highly protected nor poorly secured . . . [i]nterest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.” Standard & Poor’s Ratings Services (“S&P”) describes securities rated BBB as “regarded as having an adequate capacity to pay interest and repay principal . . . [w]hereas it normally exhibits adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay interest and repay principal . . . than in higher rated categories.” For a discussion of securities rated below investment grade, see “High Yield Securities (“Junk Bonds”)” below.

High Yield Securities (“Junk Bonds”)

Investments in securities rated below investment grade that are eligible for purchase by certain of the Portfolios and in particular, by the Emerging Markets Bond and High Yield Portfolios, are described as “speculative” by both Moody’s and S&P. Investment in lower rated corporate debt securities (“high yield securities” or “junk bonds”) generally provides greater income and increased opportunity for capital appreciation than investments in higher quality securities, but they also typically entail greater price volatility and principal and
income risk. These high yield securities are regarded as predominantly speculative with respect to the issuer’s continuing ability to meet principal and interest payments. Analysis of the creditworthiness of issuers of debt securities that are high yield may be more complex than for issuers of higher quality debt securities.

High yield securities may be more susceptible to real or perceived adverse economic and competitive industry conditions than investment grade securities. The prices of high yield securities have been found to be less sensitive to interest-rate changes than higher-rated investments, but more sensitive to adverse economic downturns or individual corporate developments. A projection of an economic downturn or of a period of rising interest rates, for example, could cause a decline in high yield security prices because the advent of a recession could lessen the ability of a highly leveraged company to make principal and interest payments on its debt securities. If an issuer of high yield securities defaults, in addition to risking payment of all or a portion of interest and principal, the Portfolios investing in such securities may incur additional expenses to seek recovery. In the case of high yield securities structured as zero-coupon or pay-in-kind securities, their market prices are affected to a greater extent by interest rate changes, and therefore tend to be more volatile than securities which pay interest periodically and in cash. PIMCO seeks to reduce these risks through diversification, credit analysis and attention to current developments and trends in both the economy and financial markets.

The secondary market on which high yield securities are traded may be less liquid than the market for higher grade securities. Less liquidity in the secondary trading market could adversely affect the price at which the Portfolios could sell a high yield security, and could adversely affect the daily net asset value of the shares. Adverse publicity and investor perceptions, whether or not based on fundamental analysis, may decrease the values and liquidity of high yield securities, especially in a thinly-traded market. When secondary markets for high yield securities are less liquid than the market for higher grade securities, it may be more difficult to value the securities because such valuation may require more research, and elements of judgment may play a greater role in the valuation because there is less reliable, objective data available. PIMCO seeks to minimize the risks of investing in all securities through diversification, in-depth credit analysis and attention to current developments in interest rates and market conditions.

The use of credit ratings as the sole method of evaluating high yield securities can involve certain risks.
For example, credit ratings evaluate the safety of principal and interest payments, not the market value risk of high yield securities. Also, credit rating agencies may fail to change credit ratings in a timely fashion to reflect events since the security was last rated. PIMCO does not rely solely on credit ratings when selecting securities for the Portfolio, and develops its own independent analysis of issuer credit quality. If a credit rating agency changes the rating of a portfolio security held by a Portfolio, the Portfolio may retain the portfolio security if PIMCO deems it in the best interest of shareholders.

Variable and Floating Rate Securities

Variable and floating rate securities provide for a periodic adjustment in the interest rate paid on the obligations. The terms of such obligations must provide that interest rates are adjusted periodically based upon an interest rate adjustment index as provided in the respective obligations. The adjustment intervals may be regular, and range from daily up to annually, or may be event based, such as based on a change in the prime rate. The Money Market Portfolio may invest in a variable rate security having a stated maturity in excess of 397 calendar days if the interest rate will be adjusted and the Portfolio may demand payment of principal from the issuer within that period.

Certain Portfolios may engage in floating rate debt instruments (“floaters”) and (except for the Money Market Portfolio) credit spread trades. The interest rate on a floater is a variable rate which is tied to another interest rate, such as a money-market index or Treasury bill rate. The interest rate on a floater resets periodically, typically every six months. While, because of the interest rate reset feature, floaters provide a Portfolio with a
certain degree of protection against rises in interest rates, a Portfolio will participate in any declines in interest rates as well. A credit spread trade is an investment position relating to a difference in the prices or interest rates of two securities or currencies, where the value of the investment position is determined by movements in the difference between the prices or interest rates, as the case may be, of the respective securities or currencies.

Each of the Portfolios (except for the Money Market
Portfolio) may also invest in inverse floating rate debt instruments (“inverse floaters”). The interest rate on an inverse floater resets in the opposite direction from the market rate of interest to which the inverse floater is indexed. An inverse floating rate security may exhibit greater price volatility than a fixed rate obligation of similar credit quality. Each Portfolio (except for the Money Market Portfolio) has adopted a policy under which the Portfolio may invest no more than 5% of its total assets in any combination of mortgage-related or other asset-backed IO, PO, or inverse floater securities. See “Mortgage-Related and Other Asset-Backed Securities” for a discussion of IOs and POs.

Inflation-Indexed Bonds

Inflation-indexed bonds are fixed income securities whose
principal value is periodically adjusted according to the rate of inflation. Two structures are common. The U.S. Treasury and some other issuers use a structure that accrues inflation into the principal value of the bond. Most other issuers pay out the CPI accruals as part of a semiannual coupon.

Inflation-indexed securities issued by the U.S. Treasury have maturities of five, ten or thirty years, although it is possible that securities with other maturities will be issued in the future. The U.S. Treasury securities pay interest on a semi-annual basis, equal to a fixed percentage of the inflation-adjusted principal amount. For example, if a Portfolio purchased an inflation-indexed bond with a par value of $1,000 and a 3% real rate of return coupon (payable 1.5%
semi-annually), and inflation over the first six months were 1%, the mid-year par value of the bond would be $1,010 and the first semi-annual interest payment would be $15.15 ($1,010 times 1.5%). If inflation during the second half of the year resulted in the whole years’ inflation equaling 3%, the end-of-year par value of the bond would be $1,030 and the second semi- annual interest payment would be $15.45 ($1,030 times 1.5%).

If the periodic adjustment rate measuring inflation falls, the principal value of inflation-indexed bonds will be adjusted downward, and consequently the interest payable on these securities (calculated with respect to a smaller principal amount) will be reduced. Repayment of the original bond principal upon maturity (as adjusted for inflation) is guaranteed in the case of U.S. Treasury inflation-indexed bonds, even during a period of deflation. However, the current market value of the bonds is not guaranteed, and will fluctuate. The Portfolios may also invest in other inflation related bonds which may or may not provide a similar guarantee. If a guarantee of principal is not provided, the adjusted principal value of the bond repaid at maturity may be less than the original principal.

The value of inflation-indexed bonds is expected to change in response to changes in real interest rates. Real interest rates in turn are tied to the relationship between nominal interest rates and the rate of inflation. Therefore, if inflation were to rise at a faster rate than nominal interest rates, real interest rates might decline, leading to an increase in value of inflation-indexed bonds. In contrast, if nominal interest rates increased at a faster rate than inflation, real interest rates might rise, leading to a decrease in value of inflation-indexed bonds.

While these securities
are expected to be protected from long-term inflationary trends, short-term increases in inflation may lead to a decline in value. If interest rates rise due to reasons other than inflation (for example, due to changes in currency exchange rates), investors in these securities may not be protected to the extent that the increase is not reflected in the bond’s inflation measure.

The periodic
adjustment of U.S. inflation-indexed bonds is tied to the Consumer Price Index for Urban Consumers (“CPI-U”), which is calculated monthly by the U.S. Bureau of Labor Statistics. The CPI-U is a measurement of changes in the cost of living, made up of components such as housing, food, transportation and energy. Inflation-indexed bonds issued by a foreign government are generally adjusted to reflect a comparable inflation index, calculated by that government. There can be no assurance that the CPI-U or any foreign inflation index will accurately measure the real rate of inflation in the prices of goods and services. Moreover, there can be no assurance that the rate of inflation in a foreign country will be correlated to the rate of inflation in the United States.

Any increase
in the principal amount of an inflation-indexed bond will be considered taxable ordinary income, even though investors do not receive their principal until maturity.

Event-Linked Exposure

Certain Portfolios may obtain event-linked exposure by investing in “event-linked bonds,” or “event-linked swaps,” or implement “event-linked strategies.” Event-linked exposure results in gains that typically are contingent on the non-occurrence of a specific “trigger” event, such as a hurricane, earthquake, or other physical or weather-related phenomena. Some event-linked bonds are commonly referred to as “catastrophe bonds.” They may be issued by government agencies, insurance companies, reinsurers, special purpose corporations or other on-shore or off-shore entities. If a trigger event causes losses exceeding a specific amount in the geographic region and time period specified in a bond, a Portfolio investing in the bond may lose a portion or all of its principal invested in the bond. If no trigger event occurs, the
Portfolio will recover its principal plus interest. For some event-linked bonds, the trigger event or losses may be based on company-wide losses, index-portfolio losses, industry indices, or readings of scientific instruments rather than specified actual losses. Often the event-linked bonds provide for extensions of maturity that are mandatory, or optional at the discretion of the issuer, in order to process and audit loss claims in those cases where a trigger event has, or possibly has, occurred. An extension of maturity may increase volatility. In addition to the specified trigger events, event-linked bonds may also expose the Portfolio to certain unanticipated risks including but not limited to issuer risk, credit risk, counterparty risk, adverse regulatory or jurisdictional interpretations, and adverse tax consequences.

Event-linked bonds are a relatively new type of financial instrument. As such, there is no significant trading history of these securities, and there can be no assurance that a liquid market in these instruments will develop. See “Illiquid Securities” below. Lack of a liquid market may impose the risk of higher transaction costs and the possibility that a Portfolio may be forced to liquidate positions when it would not be advantageous to do so. Event-linked bonds are typically rated, and a Portfolio will only invest in catastrophe bonds that meet the credit quality requirements for the Portfolio.

Convertible Securities

Each Portfolio may invest in convertible securities, which
may offer higher income than the common stocks into which they are convertible.

A convertible debt security is a bond, debenture, note, or other security that entitles the holder to acquire common stock or other equity securities of the same or a different issuer. A convertible security generally entitles the holder to receive interest paid or accrued until the convertible security matures or is redeemed, converted or exchanged. Before conversion, convertible securities have characteristics similar to non-convertible debt securities. Convertible securities rank senior to common stock in a corporation’s capital structure and, therefore, generally entail less risk than the corporation’s common stock, although the extent to which such risk is reduced depends in large measure upon the degree to which the convertible security sells above its value as a fixed income security.

Because of the
conversion feature, the price of the convertible security will normally fluctuate in some proportion to changes in the price of the underlying asset, and as such is subject to risks relating to the activities of the issuer and/or general market and economic conditions. The income component of a convertible security may tend to cushion the security against declines in the price of the underlying asset. However, the income component of convertible securities causes fluctuations based upon changes in interest rates and the credit quality of the issuer. In addition, convertible securities are often lower-rated securities.

A convertible security may be subject to redemption at the option of the issuer at a predetermined price. If a convertible security held by a Portfolio is called for redemption, the Portfolio would be required to permit the issuer to redeem the security and convert it to underlying common stock, or would sell the convertible security to a third party, which may have an adverse effect on the Portfolio’s ability to achieve its investment objective. A Portfolio generally would invest in convertible securities for their favorable price characteristics and total return potential and would normally not exercise an option to convert unless the security is called and conversion is forced.

Warrants to Purchase Securities

The Portfolios may invest in or acquire warrants to purchase equity or fixed income securities. Bonds with warrants attached to purchase equity securities have many characteristics of convertible bonds and their prices may, to some degree, reflect the performance of the underlying stock. Bonds also may be issued with warrants attached to purchase additional fixed income securities at the same coupon rate. A decline in interest rates would permit a Portfolio to buy additional bonds at the favorable rate or to sell the warrants at a profit. If interest rates rise, the warrants would generally expire with no value.

A Portfolio will not invest more than 5% of its net assets, valued at the lower of cost or market, in warrants to purchase securities.
Warrants acquired in units or attached to securities will be deemed without value for purposes of this restriction.

Foreign Securities

The Fixed Income Portfolios (except the Long-Term U.S. Government and Total Return II Portfolios) and the
CommodityRealReturn Strategy, StocksPLUS Growth and Income and StocksPLUS Total Return Portfolios may invest in corporate debt securities of foreign issuers (including preferred or preference stock), certain foreign bank obligations
(see “Bank Obligations”) and U.S. dollar- or foreign currency-denominated obligations of foreign governments or their subdivisions, agencies and instrumentalities, international agencies and supranational entities. The Money Market
Portfolio may invest in securities of foreign issuers only if they are U.S. dollar-denominated.

Except for the Emerging Markets Bond Portfolio, each of the Portfolios will concentrate its investments in securities of issuers based in developed countries. However, the Low Duration and Short-Term Portfolios may each invest up to 5% of its total assets in securities of issuers based in the emerging market countries in which the Emerging Markets Bond
Portfolio may invest, and each of the remaining Fixed Income Portfolios that may invest in foreign securities may invest up to 10% of its total assets in such securities.

Securities traded in certain emerging market countries, including the emerging market countries in Eastern
Europe, may be subject to risks in addition to risks typically posed by international investing due to the inexperience of financial intermediaries, the lack of modern technology, and the lack of a sufficient capital base to expand business operations. A number of emerging market countries restrict, to varying degrees, foreign investment in securities. Repatriation of investment income, capital, and the proceeds of sales by foreign investors may require governmental registration and/or approval in some emerging market countries. A number of the currencies of emerging market countries have experienced significant declines against the U.S. dollar in recent years, and devaluation may occur after investments in these currencies by a Portfolio. Inflation and rapid fluctuations in inflation rates have had, and may continue to have, negative effects on the economies and securities markets of certain emerging market countries. Many of the emerging securities markets are relatively small, have low trading volumes, suffer periods of relative illiquidity, and are characterized by significant price volatility. There is a risk in emerging market countries that a future economic or political crisis could lead to price controls, forced mergers of companies, expropriation or confiscatory taxation, seizure, nationalization, or creation of government monopolies, any of which may have a detrimental effect on a Portfolio’s investment.

Additional risks of investing in emerging market countries may include: currency exchange rate fluctuations; greater social, economic and political uncertainty and instability (including the risk of war); more substantial governmental involvement in the economy; less governmental supervision and regulation of the securities markets and participants in those markets; unavailability of currency hedging techniques in certain emerging market countries; the fact that companies in emerging market countries may be newly organized and may be smaller and less seasoned companies; the difference in, or lack of, auditing and financial reporting standards, which may result in unavailability of material information about issuers; the risk that it may be more difficult to obtain and/or enforce a judgment in a court outside the United States; and significantly smaller market capitalization of securities markets. Emerging securities markets may have different clearance and settlement procedures, which may be unable to keep pace with the volume of securities transactions or otherwise make it difficult to engage in such transactions. Settlement problems may cause a Portfolio to miss attractive investment opportunities, hold a portion of its assets in cash pending investment, or delay in disposing of a portfolio security. Such a delay could result in possible liability to a purchaser of the security. Any change in the leadership or policies of Eastern European countries, or the countries that exercise a significant influence over those countries, may halt the expansion of or reverse the liberalization of foreign investment policies now occurring and adversely affect existing investment opportunities. Additionally, former Communist regimes of a number of Eastern European countries previously expropriated a large amount of property, the claims on which have not been entirely settled. There can be no assurance that a Portfolio’s investments in Eastern Europe will not also be expropriated, nationalized or otherwise confiscated.

Each of the Portfolios (except the Long-Term U.S. Government and Total Return II
Portfolios) may invest in Brady Bonds. Brady Bonds are securities created through the exchange of existing commercial bank loans to sovereign entities for new obligations in connection with debt restructurings under a debt restructuring plan introduced by former U.S. Secretary of the Treasury, Nicholas F. Brady (the “Brady Plan”). Brady Plan debt restructurings have been implemented in a number of countries, including: Argentina, Bolivia, Bulgaria, Costa Rica, the Dominican
Republic, Ecuador, Jordan, Mexico, Niger, Nigeria, Panama, Peru, the Philippines, Poland, Uruguay, Venezuela, and Vietnam. In addition, Brazil has concluded a Brady-like plan. It is expected that other countries will undertake a Brady Plan in the future, including Panama and Peru.

Brady Bonds
may be collateralized or uncollateralized, are issued in various currencies (primarily the U.S. dollar) and are actively traded in the over-the-counter secondary market. Brady Bonds are not considered to be U.S. Government securities. U.S.
dollar-denominated, collateralized Brady Bonds, which may be fixed rate par bonds or floating rate discount bonds, are generally collateralized in full as to principal by U.S. Treasury zero coupon bonds having the same maturity as the Brady Bonds.
Interest payments on these Brady Bonds generally are collateralized on a one-year or longer rolling-forward basis by cash or securities in an amount that, in the case of fixed rate bonds, is equal to at least one year of interest payments or, in the case of floating rate bonds, initially is equal to at least one year’s interest payments based on the applicable interest rate at that time and is adjusted at regular intervals thereafter. Certain Brady Bonds are entitled to “value recovery payments” in certain circumstances, which in effect constitute supplemental interest payments but generally are not collateralized. Brady Bonds are often viewed as having three or four valuation components: (i) the collateralized repayment of principal at final maturity; (ii) the collateralized interest payments; (iii) the uncollateralized interest payments; and (iv) any uncollateralized repayment of principal at maturity (these uncollateralized amounts constitute the
“residual risk”).

Most Mexican
Brady Bonds issued to date have principal repayments at final maturity fully collateralized by U.S. Treasury zero coupon bonds (or comparable collateral denominated in other currencies) and interest coupon payments collateralized on an 18-month rolling-forward basis by funds held in escrow by an agent for the bondholders. A significant portion of the Venezuelan Brady Bonds and the Argentine Brady Bonds issued to date have principal repayments at final maturity collateralized by U.S.
Treasury zero coupon bonds (or comparable collateral denominated in other currencies) and/or interest coupon payments collateralized on a 14-month (for Venezuela) or 12-month (for Argentina) rolling-forward basis by securities held by the Federal
Reserve Bank of New York as collateral agent.

Brady Bonds involve various risk factors, including residual risk and the history of defaults with respect to commercial bank loans by public and private entities in countries issuing Brady Bonds. There can be no assurance that Brady
Bonds in which the Portfolios may invest will not be subject to restructuring arrangements or to requests for new credit, which may cause the Portfolios to suffer a loss of interest or principal on any of its holdings.

Investment in sovereign debt can involve a high degree of
risk. The governmental entity that controls the repayment of sovereign debt may not be able or willing to repay the principal and/or interest when due in accordance with the terms of the debt. A governmental entity’s willingness or ability to repay principal and interest due in a timely manner may be affected by, among other factors, its cash flow situation, the extent of its foreign reserves, the availability of sufficient foreign exchange on the date a payment is due, the relative size of the debt service burden to the economy as a whole, the governmental entity’s policy toward the International Monetary Fund, and the political constraints to which a governmental entity may be subject. Governmental entities may also depend on expected disbursements from foreign governments, multilateral agencies and others to reduce principal and interest arrearages on their debt. The commitment on the part of these governments, agencies and others to make such disbursements may be conditioned on a governmental entity’s implementation of economic reforms and/or economic performance and the timely service of such debtor’s obligations. Failure to implement such reforms, achieve such levels of economic performance or repay principal or interest when due may result in the cancellation of such third parties’ commitments to lend funds to the governmental entity, which may further impair such debtor’s ability or willingness to service its debts in a timely manner. Consequently, governmental entities may default on their sovereign debt. Holders of sovereign debt (including the Portfolios) may be requested to participate in the rescheduling of such debt and to extend further loans to governmental entities. There is no bankruptcy proceeding by which sovereign debt on which governmental entities have defaulted may be collected in whole or in part.

A Portfolio’s investments in foreign currency denominated debt obligations and hedging activities will likely produce a difference between its book income and its taxable income. This difference may cause a portion of the Portfolio’s income distributions to constitute returns of capital for tax purposes or require the Portfolio to make distributions exceeding book income to qualify as a regulated investment company for federal tax purposes.

The Emerging Markets Bond Portfolio will consider an issuer to be economically tied to a country with an emerging securities market if (1) the issuer is organized under the laws of, or maintains its principal place of business in, the country, (2) its securities are principally traded in the country’s securities markets, or (3) the issuer derived at least half of its revenues or profits from goods produced or sold, investments made, or services performed in the country, or has at least half of its assets in that country.

Foreign Currency Transactions

All Portfolios that may invest in foreign currency-denominated securities also may purchase and sell foreign currency options and foreign currency futures contracts and related options (see “Derivative Instruments”), and may engage in foreign currency transactions either on a spot (cash) basis at the rate prevailing in the currency exchange market at the time or through forward currency contracts
(“forwards”) with terms generally of less than one year. Portfolios may engage in these transactions in order to protect against uncertainty in the level of future foreign exchange rates in the purchase and sale of securities. The
Portfolios may also use foreign currency options and foreign currency forward contracts to increase exposure to a foreign currency or to shift exposure to foreign currency fluctuations from one country to another.

A forward involves an obligation to purchase or sell a
specific currency at a future date, which may be any fixed number of days from the date of the contract agreed upon by the parties, at a price set at the time of the contract. These contracts may be bought or sold to protect a Portfolio against a possible loss resulting from an adverse change in the relationship between foreign currencies and the U.S. dollar or to increase exposure to a particular foreign currency. A Portfolio may use one currency (or a basket of currencies) to hedge against adverse changes in the value of another currency (or a basket of currencies) when exchange rates between the two currencies are positively correlated. Open positions in forwards used for non-hedging purposes will be covered by the segregation with the Trust’s custodian of assets determined to be liquid by PIMCO in accordance with procedures established by the Board of Trustees, and are marked to market daily. Although forwards are intended to minimize the risk of loss due to a decline in the value of the hedged currencies, at the same time, they tend to limit any potential gain which might result should the value of such currencies increase. Forwards will be used primarily to adjust the foreign exchange exposure of each Portfolio with a view to protecting the outlook, and the Portfolios might be expected to enter into such contracts under the following circumstances:

Lock In.    When PIMCO desires to lock in the U.S. dollar price on the purchase or sale of a security denominated in a foreign currency.

Cross Hedge.    If a particular currency is expected to decrease against another currency, a Portfolio may sell the currency expected to decrease and purchase a currency which is expected to increase against the currency sold in an amount approximately equal to some or all of the Portfolio’s portfolio holdings denominated in the currency sold.

Direct Hedge.    If PIMCO wants to a eliminate substantially all of the risk of owning a particular currency, and/or if PIMCO thinks that a Portfolio can benefit from price appreciation in a given country’s bonds but does not want to hold the currency, it may employ a direct hedge back into the U.S. dollar. In either case, a
Portfolio would enter into a forward contract to sell the currency in which a portfolio security is denominated and purchase U.S. dollars at an exchange rate established at the time it initiated the contract. The cost of the direct hedge transaction may offset most, if not all, of the yield advantage offered by the foreign security, but a Portfolio would hope to benefit from an increase (if any) in value of the bond.

Proxy Hedge.    PIMCO might choose to use a proxy hedge, which may be less costly than a direct hedge. In this case, a Portfolio, having purchased a security, will sell a currency whose value is believed to be closely linked to the currency in which the security is denominated. Interest rates prevailing in the country whose currency was sold would be expected to be closer to those in the U.S. and lower than those of securities denominated in the currency of the original holding. This type of hedging entails greater risk than a direct hedge because it is dependent on a stable relationship between the two currencies paired as proxies and the relationships can be very unstable at times.

Costs of Hedging.    When a Portfolio purchases a foreign bond with a higher interest rate than is available on U.S. bonds of a similar maturity, the additional yield on the foreign bond could be substantially reduced or lost if the Portfolio were to enter into a direct hedge by selling the foreign currency and purchasing the U.S. dollar. This is what is known as the “cost” of hedging. Proxy hedging attempts to reduce this cost through an indirect hedge back to the U.S. dollar.

It is
important to note that hedging costs are treated as capital transactions and are not, therefore, deducted from a Portfolio’s dividend distribution and are not reflected in its yield. Instead such costs will, over time, be reflected in a
Portfolio’s net asset value per share.

Tax Consequences of Hedging.    Under applicable tax law, the Portfolios may be required to limit their gains from hedging in foreign currency forwards, futures, and options. Although the
Portfolios are expected to comply with such limits, the extent to which these limits apply is subject to tax regulations as yet unissued. Hedging may also result in the application of the marked-to-market and straddle provisions of the Internal
Revenue Code. Those provisions could result in an increase (or decrease) in the amount of taxable dividends paid by the Portfolios and could affect whether dividends paid by the Portfolios are classified as capital gains or ordinary income.

Foreign Currency Exchange-Related Securities

Foreign currency
warrants.    Foreign currency warrants such as Currency Exchange WarrantsSM (“CEWsSM”) are warrants which entitle the holder to receive from their issuer an amount of cash (generally, for warrants issued in the United States, in U.S. dollars) which is calculated pursuant to a predetermined formula and based on the exchange rate between a specified foreign currency and the U.S. dollar as of the exercise date of the warrant. Foreign currency warrants generally are exercisable upon their issuance and expire as of a specified date and time. Foreign currency warrants have been issued in connection with U.S. dollar-denominated debt offerings by major corporate issuers in an attempt to reduce the foreign currency exchange risk which, from the point of view of prospective purchasers of the securities, is inherent in the international fixed-income marketplace. Foreign currency warrants may attempt to reduce the foreign exchange risk assumed by purchasers of a security by, for example, providing for a supplemental payment in the event that the U.S. dollar depreciates against the value of a major foreign currency such as the Japanese yen or the euro. The formula used to determine the amount payable upon exercise of a foreign currency warrant may make the warrant worthless unless the applicable foreign currency exchange rate moves in a particular direction (e.g., unless the U.S. dollar appreciates or depreciates against the particular foreign currency to which the warrant is linked or indexed). Foreign currency warrants are severable from the debt obligations with which they may be offered, and may be listed on exchanges. Foreign currency warrants may be exercisable only in certain minimum amounts, and an investor wishing to exercise warrants who possesses less than the minimum number required for exercise may be required either to sell the warrants or to purchase additional warrants, thereby incurring additional transaction costs. In the case of any exercise of warrants, there may be a time delay between the time a holder of warrants gives instructions to exercise and the time the exchange rate relating to exercise is determined, during which time the exchange rate could change significantly, thereby affecting both the market and cash settlement values of the warrants being exercised. The expiration date of the warrants may be accelerated if the warrants should be delisted from an exchange or if their trading should be suspended permanently, which would result in the loss of any remaining “time value” of the warrants (i.e., the difference between the current market value and the exercise value of the warrants), and, in the case the warrants were “out-of-the-money,” in a total loss of the purchase price of the warrants. Warrants are generally unsecured obligations of their issuers and are not standardized foreign currency options issued by the Options Clearing Corporation (“OCC”). Unlike foreign currency options issued by OCC, the terms of foreign exchange warrants generally will not be amended in the event of governmental or regulatory actions affecting exchange rates or in the event of the imposition of other regulatory controls affecting the international currency markets. The initial public offering price of foreign currency warrants is generally considerably in excess of the price that a commercial user of foreign currencies might pay in the interbank market for a comparable option involving significantly larger amounts of foreign currencies. Foreign currency warrants are subject to significant foreign exchange risk, including risks arising from complex political or economic factors.

Principal exchange rate linked securities.    Principal exchange rate linked securities (“PERLsSM”) are debt obligations the principal on which is payable at maturity in an amount that may vary based on the exchange rate between the U.S. dollar and a particular foreign currency at or about that time. The return on “standard” principal exchange rate linked securities is enhanced if the foreign currency to which the security is linked appreciates against the U.S. dollar, and is adversely affected by increases in the foreign exchange value of the
U.S. dollar; “reverse” principal exchange rate linked securities are like the “standard” securities, except that their return is enhanced by increases in the value of the U.S. dollar and adversely impacted by increases in the value of foreign currency. Interest payments on the securities are generally made in U.S. dollars at rates that reflect the degree of foreign currency risk assumed or given up by the purchaser of the notes (i.e., at relatively higher interest rates if the purchaser has assumed some of the foreign exchange risk, or relatively lower interest rates if the issuer has assumed some of the foreign exchange risk, based on the expectations of the current market). Principal exchange rate linked securities may in limited cases be subject to acceleration of maturity (generally, not without the consent of the holders of the securities), which may have an adverse impact on the value of the principal payment to be made at maturity.

Performance indexed
paper.    Performance indexed paper (“PIPsSM”) is U.S. dollar-denominated commercial paper the yield of which is linked to certain foreign exchange rate movements. The yield to the investor on performance indexed paper is established at maturity as a function of spot exchange rates between the U.S. dollar and a designated currency as of or about that time (generally, the index maturity two days prior to maturity). The yield to the investor will be within a range stipulated at the time of purchase of the obligation, generally with a guaranteed minimum rate of return that is below, and a potential maximum rate of return that is above, market yields on U.S. dollar-denominated commercial paper, with both the minimum and maximum rates of return on the investment corresponding to the minimum and maximum values of the spot exchange rate two business days prior to maturity.

Borrowing

Each Portfolio
may borrow money to the extent permitted under the Investment Company Act of 1940, as amended (“1940 Act”), and as interpreted, modified or otherwise permitted by regulatory authority having jurisdiction, from time to time. This means that, in general, a Portfolio may borrow money from banks for any purpose on a secured basis in an amount up to 1/3 of the Portfolio’s total assets. A Portfolio may also borrow money for temporary administrative purposes on an unsecured basis in an amount not to exceed 5% of the Portfolio’s total assets.

Specifically, provisions of the 1940 Act require a Portfolio to maintain continuous asset coverage (that is, total assets including borrowings, less liabilities exclusive of borrowings) of 300% of the amount borrowed, with an exception for borrowings not in excess of 5% of the Portfolio’s total assets made for temporary administrative purposes. Any borrowings for temporary administrative purposes in excess of 5% of the Portfolio’s total assets must maintain continuous asset coverage. If the 300% asset coverage should decline as a result of market fluctuations or other reasons, a Portfolio may be required to sell some of its portfolio holdings within three days to reduce the debt and restore the 300%
asset coverage, even though it may be disadvantageous from an investment standpoint to sell securities at that time.

As noted below, a Portfolio also may enter into certain transactions, including reverse repurchase agreements, mortgage dollar rolls, and sale-buybacks, that can be viewed as constituting a form of borrowing or financing transaction by the Portfolio. To the extent a Portfolio covers its commitment under a reverse repurchase agreement (or economically similar transaction) by the segregation of assets determined in accordance with procedures adopted by the Trustees, equal in value to the amount of the Portfolio’s commitment to repurchase, such an agreement will not be considered a “senior security” by the
Portfolio and therefore will not be subject to the 300% asset coverage requirement otherwise applicable to borrowings by the Portfolios. Borrowing will tend to exaggerate the effect on net asset value of any increase or decrease in the market value of a Portfolio’s portfolio. Money borrowed will be subject to interest costs which may or may not be recovered by appreciation of the securities purchased. A Portfolio also may be required to maintain minimum average balances in connection with such

borrowing or to pay a commitment or other fee to maintain a line of credit; either of these requirements would increase the cost of borrowing over the stated interest rate.

A Portfolio may enter into reverse repurchase agreements, mortgage dollar rolls, and economically similar transactions. A reverse repurchase agreement involves the sale of a portfolio-eligible security by a Portfolio, coupled with its agreement to repurchase the instrument at a specified time and price. Under a reverse repurchase agreement, the Portfolio continues to receive any principal and interest payments on the underlying security during the term of the agreement. The Portfolio typically will segregate assets determined to be liquid by PIMCO in accordance with procedures established by the Board of Trustees, equal (on a daily mark-to-market basis) to its obligations under reverse repurchase agreements. However, reverse repurchase agreements involve the risk that the market value of securities retained by the Portfolio may decline below the repurchase price of the securities sold by the Portfolio which it is obligated to repurchase. To the extent that positions in reverse repurchase agreements are not covered through the segregation of liquid assets at least equal to the amount of any forward purchase commitment, such transactions would be subject to the Portfolios’
limitations on borrowings, which would, among other things, restrict the aggregate of such transactions (plus any other borrowings) to 1/3 of a Portfolio’s total assets.

A “mortgage dollar roll” is similar to a reverse repurchase agreement in certain respects. In a
“dollar roll” transaction a Portfolio sells a mortgage-related security, such as a security issued by the Government National Mortgage Association (“GNMA”), to a dealer and simultaneously agrees to repurchase a similar security
(but not the same security) in the future at a pre-determined price. A “dollar roll” can be viewed, like a reverse repurchase agreement, as a collateralized borrowing in which a Portfolio pledges a mortgage-related security to a dealer to obtain cash. Unlike in the case of reverse repurchase agreements, the dealer with which a Portfolio enters into a dollar roll transaction is not obligated to return the same securities as those originally sold by the Portfolio, but only securities which are “substantially identical.” To be considered “substantially identical,” the securities returned to a Portfolio generally must: (1) be collateralized by the same types of underlying mortgages; (2) be issued by the same agency and be part of the same program; (3) have a similar original stated maturity; (4) have identical net coupon rates; (5) have similar market yields (and therefore price); and (6) satisfy “good delivery” requirements, meaning that the aggregate principal amounts of the securities delivered and received back must be within 2.5% of the initial amount delivered.

A Portfolio’s obligations under a dollar roll agreement must be covered by segregated liquid assets equal in value to the securities subject to repurchase by the Portfolio. As with reverse repurchase agreements, to the extent that positions in dollar roll agreements are not covered by segregated liquid assets at least equal to the amount of any forward purchase commitment, such transactions would be subject to the Portfolios’ restrictions on borrowings. Furthermore, because dollar roll transactions may be for terms ranging between one and six months, dollar roll transactions may be deemed “illiquid” and subject to a Portfolio’s overall limitations on investments in illiquid securities.

A Portfolio also may effect simultaneous purchase and sale transactions that are known as “sale-buybacks”. A sale-buyback is similar to a reverse repurchase agreement, except that in a sale-buyback, the counterparty who purchases the security is entitled to receive any principal or interest payments make on the underlying security pending settlement of the Portfolio’s repurchase of the underlying security. A Portfolio’s obligations under a sale-buyback typically would be offset by liquid assets equal in value to the amount of the Portfolio’s forward commitment to repurchase the subject security.

Derivative Instruments

In pursuing their individual objectives the Portfolios
(except the Money Market Portfolio) may, to the extent permitted by their investment objectives and policies, purchase and sell (write) both put options and call options on securities, swap agreements, securities indexes, and foreign currencies, and enter into

interest rate, foreign currency and index futures contracts and purchase and sell options on such futures contracts (“futures options”) for hedging purposes or as part of their overall investment strategies, except that those Portfolios that may not invest in foreign currency-denominated securities may not enter into transactions involving currency futures or options. The Portfolios (except the Long-Term U.S. Government and Money Market Portfolios) also may purchase and sell foreign currency options for purposes of increasing exposure to a foreign currency or to shift exposure to foreign currency fluctuations from one country to another. The Portfolios also may enter into swap agreements with respect to interest rates and indexes of securities, and to the extent it may invest in foreign currency-denominated securities, may enter into swap agreements with respect to foreign currencies. The Portfolios may invest in structured notes. If other types of financial instruments, including other types of options, futures contracts, or futures options are traded in the future, a Portfolio may also use those instruments, provided that the Trustees determine that their use is consistent with the Portfolio’s investment objective.

The value of some derivative instruments in which the Portfolios invest may be particularly sensitive to changes in prevailing interest rates, and, like the other investments of the Portfolios, the ability of a Portfolio to successfully utilize these instruments may depend in part upon the ability of PIMCO to forecast interest rates and other economic factors correctly. If PIMCO incorrectly forecasts such factors and has taken positions in derivative instruments contrary to prevailing market trends, the Portfolios could be exposed to the risk of loss.

The Portfolios might not employ any of the strategies
described below, and no assurance can be given that any strategy used will succeed. If PIMCO incorrectly forecasts interest rates, market values or other economic factors in using a derivatives strategy for a Portfolio, the Portfolio might have been in a better position if it had not entered into the transaction at all. Also, suitable derivative transactions may not be available in all circumstances. The use of these strategies involves certain special risks, including a possible imperfect correlation, or even no correlation, between price movements of derivative instruments and price movements of related investments. While some strategies involving derivative instruments can reduce the risk of loss, they can also reduce the opportunity for gain or even result in losses by offsetting favorable price movements in related investments or otherwise due to the possible inability of a Portfolio to purchase or sell a portfolio security at a time that otherwise would be favorable, or the possible need to sell a portfolio security at a disadvantageous time because the Portfolio is required to maintain asset coverage or offsetting positions in connection with transactions in derivative instruments, and the possible inability of a Portfolio to close out or to liquidate its derivatives positions. In addition, a Portfolio’s use of such instruments may cause the Portfolio to realize higher amounts of short-term capital gains (generally taxed at ordinary income tax rates) than if it had not used such instruments.

Options on Securities and Indexes.    A Portfolio may, to the extent specified herein or in the Prospectuses, purchase and sell both put and call options on fixed income or other securities or indexes in standardized contracts traded on foreign or domestic securities exchanges, boards of trade, or similar entities, or quoted on NASDAQ or on an over-the-counter market, and agreements, sometimes called cash puts, which may accompany the purchase of a new issue of bonds from a dealer.

An option on a security (or index) is a contract that gives the holder of the option, in return for a premium, the right to buy from (in the case of a call) or sell to (in the case of a put) the writer of the option the security underlying the option (or the cash value of the index) at a specified exercise price at any time during the term of the option. The writer of an option on a security has the obligation upon exercise of the option to deliver the underlying security upon payment of the exercise price or to pay the exercise price upon delivery of the underlying security. Upon exercise, the writer of an option on an index is obligated to pay the difference between the cash value of the index and the exercise price multiplied by the specified multiplier for the index option. (An index is designed to reflect features of a particular financial or securities market, a specific group of financial instruments or securities, or certain economic indicators.)

A Portfolio
will write call options and put options only if they are “covered.” In the case of a call option on a security, the option is “covered” if the Portfolio owns the security underlying the call or has an absolute and immediate right to acquire that security without additional cash consideration (or, if additional cash consideration is required, cash or other assets determined to be liquid by PIMCO in accordance with procedures established by the Board of Trustees, in such amount are placed in a segregated account by its custodian) upon conversion or exchange of other securities held by the Portfolio. For a call option on an index, the option is covered if the Portfolio maintains with its custodian assets determined to be liquid by PIMCO in accordance with procedures established by the Board of Trustees, in an amount equal to the contract value of the index. A call option is also covered if the Portfolio holds a call on the same security or index as the call written where the exercise price of the call held is (i) equal to or less than the exercise price of the call written, or (ii) greater than the exercise price of the call written, provided the difference is maintained by the Portfolio in segregated assets determined to be liquid by PIMCO in accordance with procedures established by the Board of Trustees, in a segregated account with its custodian. A put option on a security or an index is “covered” if the Portfolio segregates assets determined to be liquid by PIMCO in accordance with procedures established by the Board of Trustees, equal to the exercise price in a segregated account with its custodian. A put option is also covered if the Portfolio holds a put on the same security or index as the put written where the exercise price of the put held is (i) equal to or greater than the exercise price of the put written, or (ii) less than the exercise price of the put written, provided the difference is maintained by the Portfolio in segregated assets determined to be liquid by PIMCO in accordance with procedures established by the Board of Trustees, in a segregated account with its custodian.

If an option written by a Portfolio expires unexercised, the Portfolio realizes a capital gain equal to the premium received at the time the option was written. If an option purchased by a Portfolio expires unexercised, the Portfolio realizes a capital loss equal to the premium paid. Prior to the earlier of exercise or expiration, an exchange traded option may be closed out by an offsetting purchase or sale of an option of the same series (type, exchange, underlying security or index, exercise price, and expiration). There can be no assurance, however, that a closing purchase or sale transaction can be effected when the Portfolio desires.

A Portfolio may sell put or call options it has previously purchased, which could result in a net gain or loss depending on whether the amount realized on the sale is more or less than the premium and other transaction costs paid on the put or call option which is sold. Prior to exercise or expiration, an option may be closed out by an offsetting purchase or sale of an option of the same series. A Portfolio will realize a capital gain from a closing purchase transaction if the cost of the closing option is less than the premium received from writing the option, or, if it is more, the Portfolio will realize a capital loss. If the premium received from a closing sale transaction is more than the premium paid to purchase the option, the Portfolio will realize a capital gain or, if it is less, the Portfolio will realize a capital loss. The principal factors affecting the market value of a put or a call option include supply and demand, interest rates, the current market price of the underlying security or index in relation to the exercise price of the option, the volatility of the underlying security or index, and the time remaining until the expiration date.

The premium paid for a put or call option purchased by a
Portfolio is an asset of the Portfolio. The premium received for an option written by a Portfolio is recorded as a deferred credit. The value of an option purchased or written is marked to market daily and is valued at the closing price on the exchange on which it is traded or, if not traded on an exchange or no closing price is available, at the mean between the last bid and asked prices.

The Portfolios may write covered straddles consisting of a combination of a call and a put written on the same underlying security. A straddle will be covered when sufficient assets are deposited to meet the Portfolios’ immediate obligations. The Portfolios may use the same liquid assets to cover both the call and put options where the exercise price of the call and put are the same, or the exercise price of the call is higher than that of the put. In such cases, the Portfolios will also segregate liquid assets equivalent to the amount, if any, by which the put is “in the money.”

Risks
Associated with Options on Securities and Indexes.    There are several risks associated with transactions in options on securities and on indexes. For example, there are significant differences between the securities and options markets that could result in an imperfect correlation between these markets, causing a given transaction not to achieve its objectives. A decision as to whether, when and how to use options involves the exercise of skill and judgment, and even a well-conceived transaction may be unsuccessful to some degree because of market behavior or unexpected events.

During the option period, the covered call writer has, in return for the premium on the option, given up the opportunity to profit from a price increase in the underlying security above the exercise price, but, as long as its obligation as a writer continues, has retained the risk of loss should the price of the underlying security decline. The writer of an option has no control over the time when it may be required to fulfill its obligation as a writer of the option. Once an option writer has received an exercise notice, it cannot effect a closing purchase transaction in order to terminate its obligation under the option and must deliver the underlying security at the exercise price. If a put or call option purchased by the Portfolio is not sold when it has remaining value, and if the market price of the underlying security remains equal to or greater than the exercise price (in the case of a put), or remains less than or equal to the exercise price (in the case of a call), the Portfolio will lose its entire investment in the option. Also, where a put or call option on a particular security is purchased to hedge against price movements in a related security, the price of the put or call option may move more or less than the price of the related security.

There can be no assurance that a liquid market will exist when a Portfolio seeks to close out an option position. If a Portfolio were unable to close out an option that it had purchased on a security, it would have to exercise the option in order to realize any profit or the option may expire worthless. If a Portfolio were unable to close out a covered call option that it had written on a security, it would not be able to sell the underlying security unless the option expired without exercise. As the writer of a covered call option, a Portfolio forgoes, during the option’s life, the opportunity to profit from increases in the market value of the security covering the call option above the sum of the premium and the exercise price of the call.

If trading were suspended in an option purchased by a Portfolio, the Portfolio would not be able to close out the option. If restrictions on exercise were imposed, the Portfolio might be unable to exercise an option it has purchased. Except to the extent that a call option on an index written by the Portfolio is covered by an option on the same index purchased by the Portfolio, movements in the index may result in a loss to the Portfolio; however, such losses may be mitigated by changes in the value of the Portfolio’s securities during the period the option was outstanding.

Foreign Currency
Options.    A Portfolio that invests in foreign currency denominated securities may buy or sell put and call options on foreign currencies. A Portfolio may buy or sell put and call options on foreign currencies either on exchanges or in the over-the-counter market. A put option on a foreign currency gives the purchaser of the option the right to sell a foreign currency at the exercise price until the option expires. A call option on a foreign currency gives the purchaser of the option the right to purchase the currency at the exercise price until the option expires. Currency options traded on U.S. or other exchanges may be subject to position limits which may limit the ability of a Portfolio to reduce foreign currency risk using such options. Over-the-counter options differ from traded options in that they are two-party contracts with price and other terms negotiated between buyer and seller, and generally do not have as much market liquidity as exchange-traded options.

Futures Contracts
and Options on Futures Contracts.    A futures contract is an agreement between two parties to buy and sell a security or commodity for a set price on a future date. These contracts are traded on exchanges, so that, in most cases, either party can close out its position on the exchange for cash, without delivering the security or commodity. An option on a futures contract gives the holder of the option the right to buy or sell a position in a futures contract to the writer of the option, at a specified price and on or before a specified expiration date.

Each of the
Portfolios (except the Money Market Portfolio) may invest in interest rate futures contracts and options thereon (“futures options”) with respect to, but not limited to, interest rates, commodities, and security or commodity indexes. To the extent it may invest in foreign currency-denominated securities, may also invest in foreign currency futures contracts and options thereon.

An interest rate, foreign currency or index futures contract provides for the future sale by one party and purchase by another party of a specified quantity of a financial instrument, foreign currency or the cash value of an index at a specified price and time. A futures contract on an index is an agreement pursuant to which two parties agree to take or make delivery of an amount of cash equal to the difference between the value of the index at the close of the last trading day of the contract and the price at which the index contract was originally written. Although the value of an index might be a function of the value of certain specified securities, no physical delivery of these securities is made. A public market exists in futures contracts covering a number of indexes as well as financial instruments and foreign currencies, including: the S&P 500; the S&P
Mid-Cap 400; the Nikkei 225; the NYSE composite; U.S. Treasury bonds; U.S. Treasury notes; GNMA Certificates; three-month U.S. Treasury bills; 90-day commercial paper; bank certificates of deposit; Eurodollar certificates of deposit; the Australian dollar; the Canadian dollar; the British pound; the Japanese yen; the Swiss franc; the Mexican peso; and certain multinational currencies, such as the euro. It is expected that other futures contracts will be developed and traded in the future.
Certain of the Portfolios may also invest in commodity futures contracts and options thereon. A commodity futures contract is an agreement between two parties, in which one party agrees to buy a commodity, such as an energy, agricultural or metal commodity from the other party at a later date at a price and quantity agreed-upon when the contract is made.

A Portfolio may purchase and write call and put futures options, as specified for that Portfolio in the Prospectuses. Futures options possess many of the same characteristics as options on securities and indexes (discussed above). A futures option gives the holder the right, in return for the premium paid, to assume a long position (call) or short position (put) in a futures contract at a specified exercise price at any time during the period of the option. Upon exercise of a call option, the holder acquires a long position in the futures contract and the writer is assigned the opposite short position. In the case of a put option, the opposite is true.

To comply with
applicable rules of the Commodity Futures Trading Commission (“CFTC”) under which the Trust and the Portfolios avoid being deemed a “commodity pool” or a “commodity pool operator,” each Portfolio intends generally to limit its use of futures contracts and futures options to “bona fide hedging” transactions, as such term is defined in applicable regulations, interpretations and practice. For example, a Portfolio might use futures contracts to hedge against anticipated changes in interest rates that might adversely affect either the value of the Portfolio’s securities or the price of the securities which the Portfolio intends to purchase. A Portfolio’s hedging activities may include sales of futures contracts as an offset against the effect of expected increases in interest rates, and purchases of futures contracts as an offset against the effect of expected declines in interest rates. Although other techniques could be used to reduce that Portfolio’s exposure to interest rate fluctuations, the Portfolio may be able to hedge its exposure more effectively and perhaps at a lower cost by using futures contracts and futures options.

A Portfolio will only enter into futures contracts and futures options which are standardized and traded on a U.S. or foreign exchange, board of trade, or similar entity, or quoted on an automated quotation system.

When a purchase or sale of a futures contract is made by a Portfolio, the Portfolio is required to deposit with its custodian (or broker, if legally permitted) a specified amount of assets determined to be liquid by PIMCO in accordance with procedures established by the Board of Trustees (“initial margin”). The margin required for a futures contract is set by the exchange on which the contract is traded and may be modified during the term of the contract. Margin requirements on foreign exchanges may be different than U.S. exchanges. The initial margin is in the nature of a performance bond or good faith deposit on the futures contract which is returned to the Portfolio upon termination of the contract, assuming all contractual obligations have been satisfied. Each Portfolio expects to earn interest income on its initial margin deposits. A futures contract held by a Portfolio is valued daily at the official settlement price of the exchange on which it is traded. Each day the Portfolio pays or receives cash, called “variation margin,” equal to the daily change in value of the futures contract. This process is known as “marking to market.” Variation margin does not represent a borrowing or loan by a Portfolio but is instead a settlement between the Portfolio and the broker of the amount one would owe the other if the futures contract expired. In computing daily net asset value, each Portfolio will mark to market its open futures positions.

A Portfolio is also required to deposit and maintain margin with respect to put and call options on futures contracts written by it. Such margin deposits will vary depending on the nature of the underlying futures contract (and the related initial margin requirements), the current market value of the option, and other futures positions held by the Portfolio.

Although some futures contracts call for making or taking
delivery of the underlying securities, generally these obligations are closed out prior to delivery by offsetting purchases or sales of matching futures contracts (same exchange, underlying security or index, and delivery month). If an offsetting purchase price is less than the original sale price, the Portfolio realizes a capital gain, or if it is more, the Portfolio realizes a capital loss. Conversely, if an offsetting sale price is more than the original purchase price, the Portfolio realizes a capital gain, or if it is less, the Portfolio realizes a capital loss. The transaction costs must also be included in these calculations.

The Portfolios may write covered straddles consisting of a call and a put written on the same underlying futures contract. A straddle will be covered when sufficient assets are deposited to meet the Portfolios’ immediate obligations. A Portfolio may use the same liquid assets to cover both the call and put options where the exercise price of the call and put are the same, or the exercise price of the call is higher than that of the put. In such cases, the Portfolios will also segregate liquid assets equivalent to the amount, if any, by which the put is “in the money.”

Limitations on Use of Futures and Futures
Options.    In general, the Portfolios intend to enter into positions in futures contracts and related options only for “bona fide hedging” purposes. With respect to positions in futures and related options that do not constitute bona fide hedging positions, a Portfolio will not enter into a futures contract or futures option contract if, immediately thereafter, the aggregate initial margin deposits relating to such positions plus premiums paid by it for open futures option positions, less the amount by which any such options are “in-the-money,” would exceed 5% of the Portfolio’s net assets. A call option is “in-the-money” if the value of the futures contract that is the subject of the option exceeds the exercise price. A put option is “in-the-money” if the exercise price exceeds the value of the futures contract that is the subject of the option. In addition, the CFTC has allowed, on a temporary basis, non-hedging transactions where the notional value of non-hedging futures contracts and related options do not exceed the liquidation value of a Portfolio’s investments (after taking into account unrealized profits and unrealized losses on any such contracts). Pending CFTC rule amendments may eliminate the limitations set forth above, in which case the Portfolios may no longer be subject to such limitations.

When purchasing a futures contract, a Portfolio will maintain with its custodian (and mark-to-market on a daily basis) assets determined to be liquid by PIMCO in accordance with procedures established by the Board of Trustees, that, when added to the amounts deposited with a futures commission merchant as margin, are equal to the market value of the futures contract. Alternatively, the Portfolio may “cover” its position by purchasing a put option on the same futures contract with a strike price as high or higher than the price of the contract held by the Portfolio.

When selling a futures contract, a Portfolio will maintain
with its custodian (and mark-to-market on a daily basis) assets determined to be liquid by PIMCO in accordance with procedures established by the Board of Trustees, that are equal to the market value of the instruments underlying the contract.
Alternatively, the Portfolio may “cover” its position by owning the instruments underlying the contract (or, in the case of an index futures contract, a portfolio with a volatility substantially similar to that of the index on which the futures contract is based), or by holding a call option permitting the Portfolio to purchase the same futures contract at a price no higher than the price of the contract written by the Portfolio (or at a higher price if the difference is maintained in liquid assets with the Trust’s custodian).

When selling a call option on a futures contract, a Portfolio will maintain with its custodian (and mark-to-market on a daily basis) assets determined to be liquid by PIMCO in accordance with procedures established by the Board of Trustees, that, when added to the amounts deposited with a futures commission merchant as margin, equal the total market value of the futures contract underlying the call option. Alternatively, the Portfolio may cover its position by entering into a long position in the same futures contract at a price no higher than the strike price of the call option, by owning the instruments underlying the futures contract, or by holding a separate call option permitting the Portfolio to purchase the same futures contract at a price not higher than the strike price of the call option sold by the Portfolio.

When selling a put
option on a futures contract, a Portfolio will maintain with its custodian (and mark-to-market on a daily basis) assets determined to be liquid by PIMCO in accordance with procedures established by the Board of Trustees, that equal the purchase price of the futures contract, less any margin on deposit. Alternatively, the Portfolio may cover the position either by entering into a short position in the same futures contract, or by owning a separate put option permitting it to sell the same futures contract so long as the strike price of the purchased put option is the same or higher than the strike price of the put option sold by the Portfolio.

To the extent that securities with maturities greater than one year are used to segregate assets to cover a Portfolio’s obligations under futures contracts and related options, such use will not eliminate the risk of a form of leverage, which may tend to exaggerate the effect on net asset value of any increase or decrease in the market value of a Portfolio’s portfolio, and may require liquidation of portfolio positions when it is not advantageous to do so. However, any potential risk of leverage resulting from the use of securities with maturities greater than one year may be mitigated by the overall duration limit on a Portfolio’s portfolio securities. Thus, the use of a longer-term security may require a Portfolio to hold offsetting short-term securities to balance the Portfolio’s portfolio such that the Portfolio’s duration does not exceed the maximum permitted for the Portfolio in the Prospectuses.

The requirements for qualification as a regulated investment company also may limit the extent to which a Portfolio may enter into futures, futures options or forward contracts. See “Taxation.”

Risks Associated with Futures and Futures
Options.    There are several risks associated with the use of futures contracts and futures options as hedging techniques. A purchase or sale of a futures contract may result in losses in excess of the amount invested in the futures contract. There can be no guarantee that there will be a correlation between price movements in the hedging vehicle and in the Portfolio securities being hedged. In addition, there are significant differences between the securities and futures markets that could result in an imperfect correlation between the markets, causing a given hedge not to achieve its objectives. The degree of imperfection of correlation depends on circumstances such as variations in speculative market demand for futures and futures options on securities, including technical influences in futures trading and futures options, and differences between the financial instruments being hedged and the instruments underlying the standard contracts available for trading in such respects as interest rate levels, maturities, and creditworthiness of issuers. A decision as to whether, when and how to hedge involves the exercise of skill and judgment, and even a well-conceived hedge may be unsuccessful to some degree because of market behavior or unexpected interest rate trends.

Futures exchanges may limit the amount of fluctuation permitted in certain futures contract prices during a single trading day. The daily limit establishes the maximum amount that the price of a futures contract may vary either up or down from the previous day’s settlement price at the end of the current trading session. Once the daily limit has been reached in a futures contract subject to the limit, no more trades may be made on that day at a price beyond that limit. The daily limit governs only price movements during a particular trading day and therefore does not limit potential losses because the limit may work to prevent the liquidation of unfavorable positions. For example, futures prices have occasionally moved to the daily limit for several consecutive trading days with little or no trading, thereby preventing prompt liquidation of positions and subjecting some holders of futures contracts to substantial losses.

There can be no assurance that a liquid market will exist at a time when a Portfolio seeks to close out a futures or a futures option position, and that Portfolio would remain obligated to meet margin requirements until the position is closed. In addition, many of the contracts discussed above are relatively new instruments without a significant trading history. As a result, there can be no assurance that an active secondary market will develop or continue to exist.

Risks Associated with Commodity Futures Contracts.    There are several
additional risks associated with transactions in commodity futures contracts.

Storage.    Unlike the financial futures markets, in the commodity futures markets there are costs of physical storage associated with purchasing the underlying commodity.
The price of the commodity futures contract will reflect the storage costs of purchasing the physical commodity, including the time value of money invested in the physical commodity. To the extent that the storage costs for an underlying commodity change while the Portfolio is invested in futures contracts on that commodity, the value of the futures contract may change proportionately.

Reinvestment.    In the commodity futures markets, producers of the underlying commodity may decide to hedge the price risk of selling the commodity by selling futures contracts today to lock in the price of the commodity at delivery tomorrow. In order to induce speculators to purchase the other side of the same futures contract, the commodity producer generally must sell the futures contract at a lower price than the expected future spot price. Conversely, if most hedgers in the futures market are purchasing futures contracts to hedge against a rise in prices, then speculators will only sell the other side of the futures contract at a higher futures price than the expected future spot price of the commodity. The changing nature of the hedgers and speculators in the commodity markets will influence whether futures prices are above or below the expected future spot price, which can have significant implications for a Portfolio. If the nature of hedgers and speculators in futures markets has shifted when it is time for a Portfolio to reinvest the proceeds of a maturing contract in a new futures contract, the Portfolio might reinvest at higher or lower futures prices, or choose to pursue other investments.

Other Economic Factors.    The commodities which underlie commodity futures contracts may be subject to additional economic and non-economic variables, such as drought, floods, weather, livestock disease, embargoes, tariffs, and international economic, political and regulatory developments. These factors may have a larger impact on commodity prices and commodity-linked instruments, including futures contracts, than on traditional securities. Certain commodities are also subject to limited pricing flexibility because of supply and demand factors. Others are subject to broad price fluctuations as a result of the volatility of the prices for certain raw materials and the instability of supplies of other materials. These additional variables may create additional investment risks which subject a Portfolio’s investments to greater volatility than investments in traditional securities.

Additional Risks of Options on Securities, Futures Contracts, Options on Futures Contracts, and Forward Currency Exchange Contracts and Options Thereon.    Options on
securities, futures contracts, options on futures contracts, and options on currencies may be traded on foreign exchanges. Such transactions may not be regulated as effectively as similar transactions in the United States; may not involve a clearing mechanism and related guarantees, and are subject to the risk of governmental actions affecting trading in, or the prices of, foreign securities. The value of such positions also could be adversely affected by (i) other complex foreign political, legal and economic factors, (ii) lesser availability than in the United States of data on which to make trading decisions, (iii) delays in the Trust’s ability to act upon economic events occurring in foreign markets during non-business hours in the United

States, (iv) the imposition of different exercise and settlement terms and procedures and margin requirements than in the United States, and (v) lesser trading volume.

Swap Agreements and Options on Swap Agreements.    Each Portfolio (except the Money Market Portfolio) may engage in swap transactions, including, but not limited to, swap agreements on interest rates, security or commodity indexes, specific securities and commodities, and credit and event-linked swaps. To the extent a Portfolio may invest in foreign currency-denominated securities, it may also invest in currency exchange rate swap agreements. A Portfolio may also enter into options on swap agreements (“swap options”).

A Portfolio may enter into swap transactions for any legal purpose consistent with its investment objective and policies, such as for the purpose of attempting to obtain or preserve a particular return or spread at a lower cost than obtaining a return or spread through purchases and/or sales of instruments in other markets, to protect against currency fluctuations, as a duration management technique, to protect against any increase in the price of securities a Portfolio anticipates purchasing at a later date, or to gain exposure to certain markets in the most economical way possible.

Swap agreements are two party contracts entered into primarily by institutional investors for periods ranging from a few weeks to more than one year. In a standard “swap” transaction, two parties agree to exchange the returns (or differentials in rates of return) earned or realized on particular predetermined investments or instruments, which may be adjusted for an interest factor. The gross returns to be exchanged or “swapped” between the parties are generally calculated with respect to a “notional amount,” i.e., the return on or increase in value of a particular dollar amount invested at a particular interest rate, in a particular foreign currency, or in a “basket” of securities or commodities representing a particular index. Forms of swap agreements include interest rate caps, under which, in return for a premium, one party agrees to make payments to the other to the extent that interest rates exceed a specified rate, or “cap”; interest rate floors, under which, in return for a premium, one party agrees to make payments to the other to the extent that interest rates fall below a specified rate, or “floor”; and interest rate collars, under which a party sells a cap and purchases a floor or vice versa in an attempt to protect itself against interest rate movements exceeding given minimum or maximum levels. Consistent with a Portfolio’s investment objectives and general investment polices, certain of the Portfolios may invest in commodity swap agreements.
For example, an investment in a commodity swap agreement may involve the exchange of floating-rate interest payments for the total return on a commodity index. In a total return commodity swap, a Portfolio will receive the price appreciation of a commodity index, a portion of the index, or a single commodity in exchange for paying an agreed-upon fee. If the commodity swap is for one period, a Portfolio may pay a fixed fee, established at the outset of the swap. However, if the term of the commodity swap is more than one period, with interim swap payments, a Portfolio may pay an adjustable or floating fee. With a “floating” rate, the fee may be pegged to a base rate, such as the London Interbank Offered Rate, and is adjusted each period. Therefore, if interest rates increase over the term of the swap contract, a Portfolio may be required to pay a higher fee at each swap reset date.

A Portfolio may enter into credit default swap agreements. The “buyer” in a credit default contract is obligated to pay the
“seller” a periodic stream of payments over the term of the contract provided that no event of default on an underlying reference obligation has occurred. If an event of default occurs, the seller must pay the buyer the full notional value, or “par value,” of the reference obligation in exchange for the reference obligation. A Portfolio may be either the buyer or seller in a credit default swap transaction. If a Portfolio is a buyer and no event of default occurs, the
Portfolio will lose its investment and recover nothing. However, if an event of default occurs, the Portfolio (if the buyer) will receive the full notional value of the reference obligation that may have little or no value. As a seller, a Portfolio receives a fixed rate of income throughout the term of the contract, which typically is between six months and three years, provided that there is no default event. If an event of default occurs, the seller must pay the buyer the full notional value of the reference obligation. Credit default swap transactions involve greater risks than if a Portfolio had invested in the reference obligation directly.

A swap option
is a contract that gives a counterparty the right (but not the obligation) in return for payment of a premium, to enter into a new swap agreement or to shorten, extend, cancel or otherwise modify an existing swap agreement, at some designated future time on specified terms. Each Portfolio (except the Money MarketPortfolio) may write (sell) and purchase put and call swap options.

Most swap agreements entered into by the Portfolios would calculate the obligations of the parties to the agreement on a “net basis.” Consequently, a Portfolio’s current obligations (or rights) under a swap agreement will generally be equal only to the net amount to be paid or received under the agreement based on the relative values of the positions held by each party to the agreement (the “net amount”). A Portfolio’s current obligations under a swap agreement will be accrued daily (offset against any amounts owed to the Portfolio) and any accrued but unpaid net amounts owed to a swap counterparty will be covered by the segregation of assets determined to be liquid by PIMCO in accordance with procedures established by the Board of Trustees, to avoid any potential leveraging of the Portfolio’s portfolio. Obligations under swap agreements so covered will not be construed to be “senior securities” for purposes of the Portfolio’s investment restriction concerning senior securities. Each Portfolio, except the CommodityRealReturn Strategy Portfolio, will not enter into a swap agreement with any single party if the net amount owed or to be received under existing contracts with that party would exceed 5% of the Portfolio’s total assets.

Whether a Portfolio’s use of swap agreements or swap
options will be successful in furthering its investment objective of total return will depend on PIMCO’s ability to predict correctly whether certain types of investments are likely to produce greater returns than other investments. Because they are two party contracts and because they may have terms of greater than seven days, swap agreements may be considered to be illiquid. Moreover, a Portfolio bears the risk of loss of the amount expected to be received under a swap agreement in the event of the default or bankruptcy of a swap agreement counterparty. The Portfolios will enter into swap agreements only with counterparties that meet certain standards of creditworthiness (generally, such counterparties would have to be eligible counterparties under the terms of the Portfolios’ repurchase agreement guidelines). Certain restrictions imposed on the Portfolios by the Internal Revenue Code may limit the Portfolios’ ability to use swap agreements. The swaps market is a relatively new market and is largely unregulated. It is possible that developments in the swaps market, including potential government regulation, could adversely affect a Portfolio’s ability to terminate existing swap agreements or to realize amounts to be received under such agreements.

Depending on the terms of the particular option agreement, a Portfolio will generally incur a greater degree of risk when it writes a swap option than it will incur when it purchases a swap option. When a Portfolio purchases a swap option, it risks losing only the amount of the premium it has paid should it decide to let the option expire unexercised. However, when a Portfolio writes a swap option, upon exercise of the option the Portfolio will become obligated according to the terms of the underlying agreement.

Certain
swap agreements are exempt from most provisions of the Commodity Exchange Act (“CEA”) and, therefore, are not regulated as futures or commodity option transactions under the CEA, pursuant to regulations approved by the CFTC. To qualify for this exemption, a swap agreement must be entered into by “eligible participants,” which includes the following, provided the participants’ total assets exceed established levels: a bank or trust company, savings association or credit union, insurance company, investment company subject to regulation under the 1940 Act, commodity pool, corporation, partnership, proprietorship, organization, trust or other entity, employee benefit plan, governmental entity, broker-dealer, futures commission merchant, natural person, or regulated foreign person. To be eligible, natural persons and most other entities must have total assets exceeding $10 million; commodity pools and employee benefit plans must have assets exceeding $5 million.
In addition, an eligible swap transaction must meet three conditions. First, the swap agreement may not be part of a fungible class of agreements that are standardized as to their material economic terms. Second, the creditworthiness of parties with actual or potential obligations under the swap agreement must be a material consideration in entering into or determining the terms of the swap agreement, including pricing, cost or credit enhancement terms. Third, swap agreements may not be entered into and traded on or through a multilateral transaction execution facility.

This exemption
is not exclusive, and participants may continue to rely on existing exclusions for swaps, such as the Policy Statement issued in July 1989 which recognized a safe harbor for swap transactions from regulation as futures or commodity option transactions under the CEA or its regulations. The Policy Statement applies to swap transactions settled in cash that (1) have individually tailored terms, (2) lack exchange-style offset and the use of a clearing organization or margin system, (3)
are undertaken in conjunction with a line of business, and (4) are not marketed to the public.

Structured Notes.    Structured notes are derivative debt securities, the interest rate or principal of which is determined by an unrelated indicator. Indexed securities include structured notes as well as securities other than debt securities, the interest rate or principal of which is determined by an unrelated indicator. Indexed securities may include a multiplier that multiplies the indexed element by a specified factor and, therefore, the value of such securities may be very volatile. To the extent a Portfolio invests in these securities, however, PIMCO analyzes these securities in its overall assessment of the effective duration of the
Portfolio’s portfolio in an effort to monitor the Portfolio’s interest rate risk.

Hybrid Instruments

A hybrid instrument is a type of potentially high-risk derivative that combines a traditional stock, bond, or commodity with an option or forward contract. Generally, the principal amount, amount payable upon maturity or redemption, or interest rate of a hybrid is tied (positively or negatively) to the price of some commodity, currency or securities index or another interest rate or some other economic factor (each a “benchmark”).
The interest rate or (unlike most fixed income securities) the principal amount payable at maturity of a hybrid security may be increased or decreased, depending on changes in the value of the benchmark. An example of a hybrid could be a bond issued by an oil company that pays a small base level of interest with additional interest that accrues in correlation to the extent to which oil prices exceed a certain predetermined level. Such an hybrid instrument would be a combination of a bond and a call option on oil.

Hybrids can be used as an
efficient means of pursuing a variety of investment goals, including currency hedging, duration management, and increased total return. Hybrids may not bear interest or pay dividends. The value of a hybrid or its interest rate may be a multiple of a benchmark and, as a result, may be leveraged and move (up or down) more steeply and rapidly than the benchmark. These benchmarks may be sensitive to economic and political events, such as commodity shortages and currency devaluations, which cannot be readily foreseen by the purchaser of a hybrid. Under certain conditions, the redemption value of a hybrid could be zero. Thus, an investment in a hybrid may entail significant market risks that are not associated with a similar investment in a traditional, U.S. dollar-denominated bond that has a fixed principal amount and pays a fixed rate or floating rate of interest. The purchase of hybrids also exposes a Portfolio to the credit risk of the issuer of the hybrids. These risks may cause significant fluctuations in the net asset value of the Portfolio. Each Portfolio, except the CommodityRealReturn Strategy Portfolio, will not invest more than 5% of its total assets in hybrid instruments.

Certain hybrid instruments may provide exposure to the
commodities markets. These are derivative securities with one or more commodity-linked components that have payment features similar to commodity futures contracts, commodity options, or similar instruments. Commodity-linked hybrid instruments may be either equity or debt securities, and are considered hybrid instruments because they have both security and commodity-like characteristics. A portion of the value of these instruments may be derived from the value of a commodity, futures contract, index or other economic variable. The Portfolios will only invest in commodity-linked hybrid instruments that qualify under applicable rules of the CFTC for an exemption from the provisions of the CEA.

Certain
issuers of structured products such as hybrid instruments may be deemed to be investment companies as defined in the 1940 Act. As a result, the Portfolios’ investments in these products will be subject to limits applicable to investments in investment companies and may be subject to restrictions contained in the 1940 Act.

Delayed Funding Loans and Revolving Credit Facilities

The Fixed Income Portfolios (except the Money MarketPortfolio) may enter into, or acquire participations in, delayed funding loans and revolving credit facilities. Delayed funding loans and revolving credit facilities are borrowing arrangements in which the lender agrees to make loans up to a maximum amount upon demand by the borrower during a specified term. A revolving credit facility differs from a delayed funding loan in that as the borrower repays the loan, an amount equal to the repayment may be borrowed again during the term of the revolving credit facility. Delayed funding loans and revolving credit facilities usually provide for floating or variable rates of interest. These commitments may have the effect of requiring a Portfolio to increase its investment in a company at a time when it might not otherwise decide to do so (including at a time when the company’s financial condition makes it unlikely that such amounts will be repaid). To the extent that a Portfolio is committed to advance additional funds, it will at all times segregate assets, determined to be liquid by PIMCO in accordance with procedures established by the Board of Trustees, in an amount sufficient to meet such commitments.

The Fixed Income Portfolios may invest in delayed funding loans and revolving credit facilities with credit quality comparable to that of issuers of its securities investments. Delayed funding loans and revolving credit facilities may be subject to restrictions on transfer, and only limited opportunities may exist to resell such instruments. As a result, a Portfolio may be unable to sell such investments at an opportune time or may have to resell them at less than fair market value. The Fixed Income Portfolios currently intend to treat delayed funding loans and revolving credit facilities for which there is no readily available market as illiquid for purposes of the Portfolios’ limitation on illiquid investments. For a further discussion of the risks involved in investing in loan participations and other forms of direct indebtedness see “Loan Participations.” Participation interests in revolving credit facilities will be subject to the limitations discussed in “Loan Participations.” Delayed funding loans and revolving credit facilities are considered to be debt obligations for purposes of the Trust’s investment restriction relating to the lending of funds or assets by a Portfolio.

When-Issued, Delayed
Delivery, and Forward Commitment Transactions

Each of the Portfolios may purchase or sell securities on a when-issued, delayed delivery, or forward commitment basis. When such purchases are outstanding, the Portfolio will segregate until the settlement date assets determined to be liquid by PIMCO in accordance with procedures established by the Board of Trustees, in an amount sufficient to meet the purchase price. Typically, no income accrues on securities a Portfolio has committed to purchase prior to the time delivery of the securities is made, although a Portfolio may earn income on securities it has segregated.

When purchasing a security on a when-issued, delayed delivery, or forward commitment basis, the Portfolio assumes the rights and risks of ownership of the security, including the risk of price and yield fluctuations, and takes such fluctuations into account when determining its net asset value. Because the Portfolio is not required to pay for the security until the delivery date, these risks are in addition to the risks associated with the
Portfolio’s other investments. If the Portfolio remains substantially fully invested at a time when when-issued, delayed delivery, or forward commitment purchases are outstanding, the purchases may result in a form of leverage.

When the Portfolio has sold a security on a when-issued,
delayed delivery, or forward commitment basis, the Portfolio does not participate in future gains or losses with respect to the security.

If the other party to a transaction fails to deliver or pay for the securities, the Portfolio could miss a favorable price or yield opportunity or could suffer a loss. A Portfolio may dispose of or renegotiate a transaction after it is entered into, and may sell when-issued, delayed delivery or forward commitment securities before they are delivered, which may result in a capital gain or loss. There is no percentage limitation on the extent to which the Portfolios may purchase or sell securities on a when-issued, delayed delivery, or forward commitment basis.

Short Sales

Each of the Portfolios may make short sales of securities as part of their overall portfolio management strategies involving the use of derivative instruments and to offset potential declines in long positions in similar securities. A short sale is a transaction in which a Portfolio sells a security it does not own in anticipation that the market price of that security will decline.

When a Portfolio makes a short sale, it must borrow the security sold short and deliver it to the broker-dealer through which it made the short sale as collateral for its obligation to deliver the security upon conclusion of the sale. The Portfolio may have to pay a fee to borrow particular securities and is often obligated to pay over any accrued interest and dividends on such borrowed securities.

If the price of the security sold short increases between the time of the short sale and the time and the Portfolio replaces the borrowed security, the Portfolio will incur a loss; conversely, if the price declines, the Portfolio will realize a capital gain. Any gain will be decreased, and any loss increased, by the transaction costs described above. The successful use of short selling may be adversely affected by imperfect correlation between movements in the price of the security sold short and the securities being hedged.

To the extent that a Portfolio engages in short sales, it will provide collateral to the broker-dealer and (except in the case of short sales “against the box”) will maintain additional asset coverage in the form of assets determined to be liquid by PIMCO in accordance with procedures established by the Board of Trustees, in a segregated account. Each Portfolio does not intend to enter into short sales (other than those “against the box”) if immediately after such sale the aggregate of the value of all collateral plus the amount of the segregated assets exceeds one-third of the value of the Portfolio’s net assets. This percentage may be varied by action of the Trustees. A short sale is “against the box” to the extent that the Portfolio contemporaneously owns, or has the right to obtain at no added cost, securities identical to those sold short. The Portfolios will engage in short selling to the extent permitted by the 1940 Act and rules and interpretations thereunder.

Illiquid Securities

The Portfolios may invest up to 15% of their net assets in
illiquid securities (10% in the case of the Money Market Portfolio). The term “illiquid securities” for this purpose means securities that cannot be disposed of within seven days in the ordinary course of business at approximately the amount at which a Portfolio has valued the securities. Illiquid securities are considered to include, among other things, written over-the-counter options, securities or other liquid assets being used as cover for such options, repurchase agreements with maturities in excess of seven days, certain loan participation interests, fixed time deposits which are not subject to prepayment or provide for withdrawal penalties upon prepayment (other than overnight deposits), and other securities whose disposition is restricted under the federal securities laws (other than securities issued pursuant to Rule 144A under the 1933 Act and certain commercial paper that PIMCO has determined to be liquid under procedures approved by the
Board of Trustees).

Illiquid securities may
include privately placed securities, which are sold directly to a small number of investors, usually institutions. Unlike public offerings, such securities are not registered under the federal securities laws. Although certain of these securities may be readily sold, others may be illiquid, and their sale may involve substantial delays and additional costs.

Loans of Portfolio Securities

For the purpose of achieving income, each Portfolio may lend its portfolio securities to brokers, dealers, and other financial institutions, provided: (i) the loan is secured continuously by collateral consisting of U.S. Government securities, cash or cash equivalents (negotiable certificates of deposits, bankers’ acceptances or letters of credit) maintained on a daily mark-to-market basis in an amount at least equal to the current market value of the securities loaned;
(ii) the Portfolio may at any time call the loan and obtain the return of the securities loaned; (iii) the Portfolio will receive any interest or dividends paid on the loaned securities; and (iv) the aggregate market value of securities loaned will not at any time exceed 33 1/3% of the total assets of the Portfolio. Each Portfolio’s performance will continue to reflect the receipt of either interest through investment of cash collateral by the Portfolio in permissible investments, or a fee, if the collateral is U.S. Government securities. Securities lending involves the risk of loss of rights in the collateral or delay in recovery of the collateral should the borrower fail to return the securities loaned or become insolvent. The Portfolios may pay lending fees to the party arranging the loan.

Participation on Creditors Committees

A Portfolio (in particular, the High Yield Portfolio) may from time to time participate on committees formed by creditors to negotiate with the management of financially troubled issuers of securities held by the Portfolio. Such participation may subject a Portfolio to expenses such as legal fees and may make a Portfolio an “insider” of the issuer for purposes of the federal securities laws, and therefore may restrict such Portfolio’s ability to trade in or acquire additional positions in a particular security when it might otherwise desire to do so. Participation by a Portfolio on such committees also may expose the Portfolio to potential liabilities under the federal bankruptcy laws or other laws governing the rights of creditors and debtors. A Portfolio will participate on such committees only when PIMCO believes that such participation is necessary or desirable to enforce the Portfolio’s rights as a creditor or to protect the value of securities held by the Portfolio.

Bank Obligations

Bank obligations in which the Portfolios may invest include certificates of deposit, bankers’ acceptances, and fixed time deposits.
Certificates of deposit are negotiable certificates issued against funds deposited in a commercial bank for a definite period of time and earning a specified return. Bankers’ acceptances are negotiable drafts or bills of exchange, normally drawn by an importer or exporter to pay for specific merchandise, which are “accepted” by a bank, meaning, in effect, that the bank unconditionally agrees to pay the face value of the instrument on maturity. Fixed time deposits are bank obligations payable at a stated maturity date and bearing interest at a fixed rate. Fixed time deposits may be withdrawn on demand by the investor, but may be subject to early withdrawal penalties which vary depending upon market conditions and the remaining maturity of the obligation. There are no contractual restrictions on the right to transfer a beneficial interest in a fixed time deposit to a third party, although there is no market for such deposits. A Portfolio will not invest in fixed time deposits which (1) are not subject to prepayment or (2) provide for withdrawal penalties upon prepayment (other than overnight deposits) if, in the aggregate, more than 15% of its net assets (10% in the case of the Money Market
Portfolio) would be invested in such deposits, repurchase agreements maturing in more than seven days and other illiquid assets.

The Long-Term U.S. Government, Low Duration and Money Market Portfolios may invest in the same types of bank obligations as the other Fixed Income Portfolios, but they must be U.S. dollar-denominated. Subject to the Trust’s limitation on concentration of no more than 25% of its total assets in the securities of issuers in a particular industry, there is no limitation on the amount of a
Portfolio’s assets which may be invested in obligations of foreign banks which meet the conditions set forth herein.

Obligations of foreign banks involve somewhat different investment risks than those affecting obligations of United States banks, including the possibilities that their liquidity could be impaired because of future political and economic developments, that their obligations may be less marketable than comparable obligations of United States banks, that a foreign jurisdiction might impose withholding taxes on interest income payable on those obligations, that foreign deposits may be seized or nationalized, that foreign governmental restrictions such as exchange controls may be adopted which might adversely affect the payment of principal and interest on those obligations and that the selection of those obligations may be more difficult because there may be less publicly available information concerning foreign banks or the accounting, auditing and financial reporting standards, practices and requirements applicable to foreign banks may differ from those applicable to United States banks. Foreign banks are not generally subject to examination by any U.S. Government agency or instrumentality.

INVESTMENT RESTRICTIONS

Fundamental Investment Restrictions

Each Portfolio’s investment objective as set forth in
the Prospectuses under the heading “Principal Investments and Strategies,” for each respective Portfolio, together with the investment restrictions set forth below, are fundamental policies of the Portfolio and may not be changed with respect to a Portfolio without shareholder approval by vote of a majority of the outstanding shares of that Portfolio.

(1)  A Portfolio may not concentrate its investments in a particular industry, as that term is used in the Investment Company
Act of 1940, as amended, and as interpreted, modified, or otherwise permitted by regulatory authority having jurisdiction, from time to time (except that the Money Market Portfolio may concentrate its investments in securities or obligations issued by U.S. banks).

(2)  A
Portfolio may not, with respect to 75% of the Portfolio’s total assets, purchase the securities of any issuer, except securities issued or guaranteed by the U.S. government or any of its agencies or instrumentalities, if, as a result (i) more than 5% of the Portfolio’s total assets would be invested in the securities of that issuer, or (ii) the Portfolio would hold more than 10% of the outstanding voting securities of that issuer. (This restriction is not applicable to the
CommodityRealReturn Strategy, Emerging Markets Bond, Foreign Bond, Global Bond or the Real Return Portfolios.)

(3)  A Portfolio may not borrow money or issue any senior security, except as permitted under the Investment Company Act of
1940, as amended, and as interpreted, modified, or otherwise permitted by regulatory authority having jurisdiction, from time to time.

(4)  A Portfolio may not make loans, except as permitted under the Investment Company Act of 1940, as amended, and as interpreted, modified, or otherwise permitted by regulatory authority having jurisdiction, from time to time.

(5)  Notwithstanding any other fundamental investment policy or limitation, it is a fundamental policy of each Portfolio that it may pursue its investment objective by investing in one or more underlying investment companies or vehicles that have substantially similar investment objectives, policies and limitations as the Portfolio.

(6)  A Portfolio may not purchase or sell real estate, although it may purchase securities secured by real estate or interests therein, or securities issued by companies which invest in real estate, or interests therein.

(7)  A Portfolio may not purchase or
sell commodities or commodities contracts or oil, gas or mineral programs. This restriction shall not prohibit a Portfolio, subject to restrictions described in the Prospectus and elsewhere in this Statement of Additional Information, from purchasing, selling or entering into futures contracts, options on futures contracts, foreign currency forward contracts, foreign currency options, or any interest rate, securities-related or foreign currency-related hedging instrument, including swap agreements and other derivative instruments, subject to compliance with any applicable provisions of the federal securities or commodities laws.

(8)  A Portfolio may not act as an underwriter of securities of other issuers, except to the extent that in connection with the disposition of portfolio securities, it may be deemed to be an underwriter under the federal securities laws.

Non-Fundamental Investment Restrictions

Each Portfolio is also subject to the following non-fundamental restrictions and policies (which may be changed without shareholder approval) relating to the investment of its assets and activities.
Unless otherwise indicated, a Portfolio may not:

(A)  invest more than 15% of the net assets of the Portfolio (10% in the case of the Money Market Portfolio) (taken at market value at the time of the investment) in “illiquid securities,” which include securities subject to legal or contractual restrictions on resale (which may include private placements), repurchase agreements maturing in more than seven days, certain loan participation interests, fixed time deposits which are not subject to prepayment or provide for withdrawal penalties upon prepayment (other than overnight deposits), certain options traded over the counter that a Portfolio has purchased, securities or other liquid assets being used to cover such options a Portfolio has written, securities for which market quotations are not readily available, or other securities which legally or in PIMCO’s opinion may be deemed illiquid (other than securities issued pursuant to Rule 144A under the Securities Act of 1933 and certain commercial paper that PIMCO has determined to be liquid under procedures approved by the Board of Trustees); or

(B)  purchase securities on margin, except for use of short-term credit necessary for clearance of purchases and sales of portfolio securities, but it may make margin deposits in connection with covered transactions in options, futures, options on futures and short positions.

In addition, the Trust has adopted the following non-fundamental investment policies that may be changed on 60 days notice to shareholders:

(1)  The High Yield
Portfolio will invest, under normal circumstances, at least 80% of its assets in high yield investments.

(2)  The Long-Term U.S. Government Portfolio will invest, under normal circumstances, at least 80% of its assets in U.S.
Government investments.

(3)  The
Global Bond Portfolio will invest, under normal circumstances, at least 80% of its assets in bond investments.

(4)  The Foreign Bond Portfolio will invest, under normal circumstances, at least 80% of its assets in foreign bond investments.

(5)  The Emerging Markets Bond Portfolio will invest, under normal circumstances, at least 80% of its assets in emerging market bond investments.

For purposes of these policies, the term “assets” means net assets plus the amount of any borrowings for investment purposes.

Currency Hedging.    In addition, the Trust has also adopted a non-fundamental policy pursuant to which each Portfolio that may invest in securities denominated in foreign currencies, except the
Emerging Markets Bond and Global Bond Portfolios, will hedge at least 75% of its exposure to foreign currency using the techniques described in the Prospectuses and this Statement of Additional Information. There can be no assurance that currency hedging techniques will be successful.

Under the 1940 Act, a “senior security” does not include any promissory note or evidence of indebtedness where such loan is for temporary purposes only and in an amount not exceeding 5% of the value of the total assets of the issuer at the time the loan is made. A loan is presumed to be for temporary purposes if it is repaid within sixty days and is not extended or renewed. To the extent that borrowings for temporary administrative purposes exceed 5% of the total assets of a Portfolio, such excess shall be subject to the 300% asset coverage requirement.

To the extent a Portfolio covers its commitment under a reverse repurchase agreement (or economically similar transaction) by the maintenance of a segregated account consisting of assets determined to be liquid in accordance with procedures adopted by the Trustees, equal in value to the amount of the Portfolio’s commitment to repurchase, such an agreement will not be considered a “senior security” by the Portfolio and therefore will not be subject to the 300% asset coverage requirement otherwise applicable to borrowings by the Portfolio.

The staff of the SEC has taken the position that purchased over-the-counter (“OTC”) options and the assets used as cover for written OTC options are illiquid securities. Therefore, the Portfolios have adopted an investment policy pursuant to which a Portfolio will not purchase or sell OTC options if, as a result of such transactions, the sum of: 1) the market value of OTC options currently outstanding which are held by the Portfolio, 2) the market value of the underlying securities covered by OTC call options currently outstanding which were sold by the Portfolio and 3) margin deposits on the Portfolio’s existing OTC options on futures contracts, exceeds 15% of the net assets of the Portfolio, taken at market value, together with all other assets of the Portfolio which are illiquid or are otherwise not readily marketable. However, if an OTC option is sold by the Portfolio to a primary U.S. Government securities dealer recognized by the Federal Reserve Bank of New York and if the Portfolio has the unconditional contractual right to repurchase such OTC option from the dealer at a predetermined price, then the Portfolio will treat as illiquid such amount of the underlying securities equal to the repurchase price less the amount by which the option is “in-the-money” (i.e., current market value of the underlying securities minus the option’s strike price). The repurchase price with the primary dealers is typically a formula price which is generally based on a multiple of the premium received for the option, plus the amount by which the option is
“in-the-money.” This policy is not a fundamental policy of the Funds and may be amended by the Trustees without the approval of shareholders. However, the Portfolios will not change or modify this policy prior to the change or modification by the SEC staff of its position.

The Portfolios
interpret their policy with respect to the purchase and sale of commodities or commodities contracts under Fundamental Investment Restriction No. 7 above to permit the Portfolios, subject to each Portfolio’s investment objectives and general investment policies (as stated in the Prospectuses and elsewhere in this Statement of Additional Information), to invest in commodity futures contracts and options thereon, commodity-related swap agreements, and other commodity-related derivative instruments.

For purposes of applying the
Portfolios’ investment policies and restrictions (as stated in the Prospectuses and this SAI) swap agreements are generally valued by the Portfolios at market value. In the case of a credit default swap sold by a Portfolio (i.e., where the Portfolio is selling credit default protection), however, the Portfolio will value the swap at its notional amount. The manner in which certain securities or other instruments are valued by the Portfolios for purposes of applying investment policies and restrictions may differ from the manner in which those investments are valued by other types of investors.

The Portfolios interpret their policies with respect to borrowing and lending to permit such activities as may be lawful for the Portfolios, to the full extent permitted by the 1940 Act or by exemption from the provisions therefrom pursuant to exemptive order of the SEC.

Unless otherwise indicated, all limitations applicable to Portfolio investments (as stated above and elsewhere in this Statement of Additional Information) apply only at the time a transaction is entered into. Any subsequent change in a rating assigned by any rating service to a security (or, if unrated, deemed to be of comparable quality), or change in the percentage of Portfolio assets invested in certain securities or other instruments, or change in the average duration of a Portfolio’s investment portfolio, resulting from market fluctuations or other changes in a Portfolio’s total assets will not require a Portfolio to dispose of an investment until PIMCO determines that it is practicable to sell or close out the investment without undue market or tax consequences to the Portfolio. In the event that ratings services assign different ratings to the same security, PIMCO will determine which rating it believes best reflects the security’s quality and risk at that time, which may be the higher of the several assigned ratings.

MANAGEMENT OF THE TRUST

Trustees and Officers

The business affairs of the Trust are managed under the direction of the Trust’s Board of Trustees. Subject to the provisions of the Trust’s Declaration of Trust, its By-Laws and Delaware
law, the Trustees have all powers necessary and convenient to carry out this responsibility, including the election and removal of the Trust’s officers.

The Trustees and Executive Officers of the Trust, their ages, their business address and a description of their principal occupations during the past five years are listed below. Unless otherwise indicated, the address of all persons below is 840 Newport Center Drive, Suite 300, Newport Beach, California 92660.

Management of the Trust Information

The chart below identifies the Trustees and executive officers of the Trust. Unless otherwise indicated, the address of all persons below is 840 Newport Center Drive, Suite 300, Newport Beach, CA 92660.

Trustees of the Trust

Name, Age and Position Held with Trust*

Term of Office and Length of Time Served†

Principal Occupation(s) During Past 5 Years

Number of Portfolios in Fund Complex Overseen by Trustee

Other Directorships Held by Trustee

Interested Trustees[1]

  Brent R. Harris   (43)   Chairman of the   Board and
Trustee

12/1997 to present

  Managing Director, PIMCO; Chairman and Trustee, PIMCO Funds: Pacific Investment Management Series; and Chairman and
Director, PIMCO Commercial Mortgage Securities Trust, Inc.; and Chairman, Director, and President, PIMCO Strategic Global Government Fund, Inc.; Director, PIMCO Luxembourg S.A.; and Board of Governors and Executive Committee, Investment Company
Institute.

71

None

R. Wesley Burns (43) President and Trustee

12/1997 to present

  Managing Director, PIMCO; President and Trustee, PIMCO Funds: Pacific Investment Management Series; President and
Director, PIMCO Commercial Mortgage Securities Trust, Inc.; Senior Vice President, PIMCO Strategic Global Government Fund, Inc.; Director, PIMCO Funds: Global Investors Series plc; Director, PIMCO Global Advisors (Ireland) Limited; and Director,
PIMCO Luxembourg S.A. Formerly, Executive Vice President, PIMCO and PIMCO Funds: Multi-Manager Series.

70

None

*

The ages of the individuals listed below are as of March 31, 2003.

†

Trustees serve until their successors are duly elected and qualified.

[1]

Mr. Harris and Mr. Burns are “interested persons” of the Trust (as that term is defined in the 1940 Act) because of their affiliations with PIMCO.

Name, Age and Position Held with Trust*

Term of Office and Length of Time Served†

Principal Occupation(s) During Past 5 Years

Number of Portfolios in Fund Complex Overseen by Trustee

Other Directorships Held by Trustee

Independent Trustees

Guilford C. Babcock (71) Trustee

12/1997 to present

  Private Investor; Professor of Finance Emeritus, University of Southern California; Trustee, PIMCO
Funds: Pacific Investment Management Series; Director, PIMCO Commercial Mortgage Securities Trust, Inc.; and Director, San Marino Community Church.

70

  Director, Growth Fund of America and Fundamental Investors Fund of
the Capital Group.

E. Philip Cannon (62) Trustee

03/2000 to present

  Proprietor, Cannon & Company, an affiliate of Inverness Management LLC, (a private equity investment firm);
President, Houston Zoo; Trustee, PIMCO Funds: Pacific Investment Management Series; Director, PIMCO Commercial Mortgage Securities Trust, Inc.; and Trustee, PIMCO Funds: Multi-Manager Series. Formerly, Headmaster, St. John’s School, Houston,
Texas.

114

None

Vern O. Curtis (68) Trustee

12/1997 to present

  Private Investor; Trustee, PIMCO Funds: Pacific Investment Management Series; Director, PIMCO Commercial Mortgage
Securities Trust, Inc.

70

  Director, Public Storage Business Parks, Inc., (a Real Estate Investment Trust); and Director,
Fresh Choice, Inc. (restaurant company).

Name, Age and Position Held with Trust*

Term of Office and Length of Time Served†

Principal Occupation(s) During Past 5 Years

Number of Portfolios in Fund Complex Overseen by Trustee

Other Directorships Held by Trustee

J. Michael Hagan (63) Trustee

03/2000 to present

  Private Investor and Business Consultant; Trustee, PIMCO Funds: Pacific Investment
Management Series; Director, PIMCO Commercial Mortgage Securities Trust, Inc.; Director, Freedom Communications; Director, Remedy Temp (staffing); and Director, Saint Gobain Corporation (manufacturing); Member of
the Board, Taller San Jose; Member of the   Board of Regents, Santa Clara University; Trustee, South Coast
Repertory Theatre; Formerly, Chairman and CEO, Furon Company (manufacturing).

70

  Director, Ameron International (manufacturing); and Director, Fleetwood Enterprises (manufacturer of housing and recreational vehicles).

Thomas P. Kemp (72) Trustee

12/1997 to present

  Private Investor; Trustee, PIMCO Funds: Pacific Investment Management Series; Director, PIMCO Commercial Mortgage
Securities Trust, Inc.; and Vice Chairman, Board of Regents, Pepperdine University.

70

Chairman, OneTouch Technologies Corp. (electronic systems for long term care facilities).

William J. Popejoy (65) Trustee

12/1997 to present

  Managing Member, Pacific Capital Investors; Trustee, PIMCO Funds: Pacific Investment Management Series; and Director,
PIMCO Commercial Mortgage Securities Trust, Inc. Formerly, Director, California State Lottery.

70

Director, First Century Financial Corporation.

Executive Officers

Name, Age and Position Held with Trust*

Term of Office and Length of Time Served

Principal Occupation(s) During Past 5 Years

Gregory A. Bishop (41) Senior Vice President

03/2001 to present

Senior Vice President, PIMCO.

William H. Gross (58) Senior Vice President

12/1997 to present

Managing Director and Chief Investment Officer, PIMCO

Raymond C. Hayes (58) Senior Vice President

02/2003 to present

Senior Vice President, PIMCO. Formerly, Vice President, PIMCO.

Margaret Isberg (46) Senior Vice President

02/2003 to present

Managing Director, PIMCO. Formerly, Executive Vice President, PIMCO.

Steven P. Kirkbaumer (47) Senior Vice President

10/1998 to present

Senior Vice President, PIMCO. Formerly, Vice President, PIMCO.

John S. Loftus (43) Senior Vice President

02/2003 to present

Managing Director, PIMCO. Vice President and Secretary, StocksPLUS Management, Inc.

James F. Muzzy (63) Senior Vice President

12/1997 to present

Managing Director, PIMCO.

Douglas J. Ongaro (42) Senior Vice President

02/2003 to present

Senior Vice President, PIMCO. Formerly, Vice President, PIMCO.

Mark A. Romano (44) Senior Vice President

02/2003 to present

  Senior Vice President, PIMCO. Formerly, Vice President, PIMCO; and associated with Wells Fargo’s institutional money management group and First Interstate’s Pacifica family of mutual funds.

Jeffrey M. Sargent (40) Senior Vice President

12/1997 to present

Senior Vice President, PIMCO. Formerly, Vice President, PIMCO.

*

The ages of the individuals listed below are as of March 31, 2003.

Name, Age and Position Held with Trust*

Term of Office and Length of Time Served

Principal Occupation(s) During Past 5 Years

Leland T. Scholey (50) Senior Vice President

02/2003 to present

Senior Vice President, PIMCO. Formerly, Vice President, PIMCO.

William S. Thompson, Jr. (57) Senior Vice President

12/1997 to present

  Managing Director and Chief Executive Officer,   PIMCO; and Vice President, PIMCO Funds:   Pacific Investment Management Series and
PIMCO Commercial Mortgage Securities Trust, Inc.

Jim Johnstone (38) Vice President

02/2003 to present

Vice President, PIMCO. Formerly, Vice President, Fidelity Investments.

Thomas J. Kelleher, III (52) Vice President

02/2003 to present

Vice President, PIMCO.

Kevin D. Kuhner (37) Vice President

02/2003 to present

Account Manager, PIMCO.

Henrik P. Larsen (33) Vice President

02/1999 to present

Vice President, PIMCO. Formerly, Manager, PIMCO.

Andre J. Mallegol, III (36) Vice President

02/2003 to present

Vice President, PIMCO. Formerly associated with Fidelity Investments Institutional Services Company.

Gail Mitchell (53) Vice President

02/2003 to present

Account Manager, PIMCO.

Bruce P. Pflug (44) Vice President

02/2003 to present

Account Manager, PIMCO.

David J. Pittman (55) Vice President

02/2003 to present

  Vice President, PIMCO. Formerly, a senior executive with Bank of America, the Northern Trust Co. and
NationsBank.

Scott M. Spalding (33) Vice President

02/2003 to present

Vice President, PIMCO. Formerly, associated with PacificCare Healthcare Systems.

Name, Age and Position Held with Trust*

Term of Office and Length of Time Served

Principal Occupation(s) During Past 5 Years

Christina L. Stauffer (39) Vice President

02/2003 to present

  Account Manager, PIMCO. Formerly, a vice
president of client services and marketing with Transmerica Investment Management.

Michael J. Willemsen (43) Vice President

02/2002 to present

Vice President, PIMCO. Formerly, Manager, PIMCO.

Garlin G. Flynn (56) Secretary

12/1997 to present

Specialist, PIMCO.

John P. Hardaway (45) Treasurer

12/1997 to present

Senior Vice President, PIMCO. Formerly, Vice President, PIMCO.

Erik C. Brown (35) Assistant Treasurer

02/2001 to present

  Vice President, PIMCO. Formerly, tax consultant for Deloitte & Touche LLP and PricewaterhouseCoopers
LLC.

Listed
below for each Trustee is a dollar range of securities beneficially owned in the Trust together with the aggregate dollar range of equity securities in all registered investment companies overseen by each Trustee that are in the same family of investment companies as the Trust, as of December 31, 2002.

Name of Trustee or Nominee

Dollar Range of Equity Securities in the Portfolios

  Aggregate Dollar Range of Equity   Securities in All Portfolios   Overseen by
Trustee or Nominee in Family of Investment Companies

Guilford C. Babcock

None

-0-

R. Wesley Burns

None

Over $100,000

E. Philip Cannon

None

Over $100,000

Vern O. Curtis

None

Over $100,000

J. Michael Hagan

None

-0-

Brent R. Harris

None

Over $100,000

Thomas P. Kemp

None

$10,001-$50,000

William J. Popejoy

None

-0-

No
independent Trustee (or an immediate family member thereof) had any direct or indirect interest, the value of which exceeds $60,000, in the investment adviser, the principal underwriter of the Trust, or any entity controlling, controlled by or under common control with the investment adviser or the principal underwriter of the Trust (not including registered investment companies). Set forth in the table below is information regarding each independent Trustee’s (and his or her immediate family members’) share ownership in securities of the investment adviser of the Trust, the principal underwriter of the Trust,

and any entity controlling, controlled by or under common control with the investment adviser or principal underwriter of the Trust (not including registered investment companies), as of December 31, 2002.

Name of Trustee or Nominee

Name of Owners and Relationships to Trustee or Nominee

Company

Title of Class

Value of Securities

Percent of Class

Guilford C. Babcock

None

None

None

None

None

R. Wesley Burns

None

None

None

None

None

E. Philip Cannon

None

None

None

None

None

Vern O. Curtis

None

None

None

None

None

J. Michael Hagan

None

None

None

None

None

Brent R. Harris

None

None

None

None

None

Thomas P. Kemp

None

None

None

None

None

William J. Popejoy

None

None

None

None

None

No
independent Trustee or immediate family member has during the two most recently completed calendar years had: (i) any material interest, direct or indirect, in any transaction or series of similar transactions, in which the amount involved exceeds
$60,000; (ii) any securities interest in the principal underwriter of the Trust or the investment adviser or their affiliates (other than the Trust); or (iii) any direct or indirect relationship of any nature, in which the amount involved exceeds
$60,000, with:

•

the Portfolios;

•

an officer of the Portfolios;

•

an investment company, or person that would be an investment company but for the exclusions provided by sections 3(c)(1) and 3(c)(7) of the 1940 Act, having the same investment adviser or principal underwriter as the Portfolios or having an investment adviser or principal underwriter that directly or indirectly controls, is controlled by, or is under common control with the investment adviser or principal underwriter of the Portfolios;

•

an officer or an investment company, or a person that would by an investment company but for the exclusions provided by sections 3(c)(1) and 3(c)(7) of the 1940 Act, having the same investment adviser or principal underwriter as the Portfolios or having an investment adviser or principal underwriter that directly or indirectly controls, is controlled by, or is under common control with the investment adviser or principal underwriter of the Portfolios;

•

the investment adviser or principal underwriter of the Portfolios;

•

an officer of the investment adviser or principal underwriter of the Portfolios;

•

a person directly or indirectly controlling, controlled by, or under common control with the investment adviser or principal underwriter of the Portfolios; or

•

an officer of a person directly or indirectly controlling, controlled by, or under common control with the investment adviser or principal underwriter of the
Portfolios.

Standing Committees

The Trust has a standing Audit Committee
that consists of all of the independent Trustees (Messrs. Babcock, Cannon, Curtis, Hagan, Kemp and Popejoy). The Audit Committee reviews both the audit and non-audit work of the Trust’s independent public accountant, submits a recommendation to the Board as to the selection of an independent public accountant, and reviews generally the maintenance of the Trust’s records and the safekeeping arrangement of the Trust’s custodian. During the fiscal year ended December 31, 2002, the Audit Committee met four times. Each member of the Audit Committee attended 100% of such meetings during the period in which he or she was a member of the Audit Committee.

The Board has formed a Valuation Committee whose function is to monitor the valuation of portfolio securities and other investments and, as required by the Trust’s valuation policies, when the Board is not in session it shall determine the fair value of portfolio holdings after consideration of all relevant factors, which determinations shall be reported to the full Board. The Valuation Committee currently consists of all of the Trust’s Board members. During the fiscal year ended December 31, 2002, there were no meetings of the Valuation Committee.

The Trust also has a Nominating Committee, composed of
independent Trustees (Messrs. Babcock, Cannon, Curtis, Hagan, Kemp, and Popejoy), that is responsible for the selection and nomination of candidates to serve as Trustees of the Trust. The Nominating Committee does not currently have a policy regarding whether it will consider nominees recommended by shareholders. During the fiscal year ended December 31, 2002, there were no meetings of the Nominating Committee.

Compensation Table

For the fiscal year ending December 31,
2002, the Trust paid the following compensation to the Trustees of the Trust:

Name and Position

Aggregate Compensation from Trust[1]

  Total Compensation from   Trust and Fund Complex   Paid to
Trustees[2]

Guilford C. Babcock Trustee

$10,000

$94,000

E. Philip Cannon Trustee

$10,993

$187,785[3]

Vern O. Curtis Trustee

$10,621

$97,468

J. Michael Hagan Trustee

$10,000

$94,000

Thomas P. Kemp Trustee

$10,000

$94,000

William J. Popejoy Trustee

$10,000

$94,000

1         Each Trustee, other than those affiliated with PIMCO or its affiliates will receive an annual retainer of $4,000 plus $1,500 for each Board of Trustees meeting attended in person and $250 for each meeting attended telephonically, plus reimbursement of related expenses. In addition, a Trustee serving as a Committee Chair, other than those affiliated with PIMCO or its affiliates, will receive an additional annual retainer of $500.

2        Each Trustee also serves as a Director of
PIMCO Commercial Mortgage Securities Trust, Inc., a registered closed-end management investment company, and as a Trustee of PIMCO Funds: Pacific Investment Management Series, a registered open-end management investment company. For their services to PIMCO Commercial Mortgage Securities Trust, Inc., each Director who is unaffiliated with PIMCO or its affiliates receives an annual retainer of $6,000 plus $1,000 for each Board of Directors meeting attended and $500 for each Board of Directors meeting attended telephonically, plus reimbursement of related expenses. Each Trustee serving as a Committee Chair, other than those affiliated with PIMCO or its affiliates, receives an annual retainer of $500. For their services to PIMCO Funds:
Pacific Investment Management Series, each Trustee other than those affiliated with PIMCO or its affiliates, receives an annual retainer of $60,000 plus $3,000 for each Board of Trustees meeting attended in person and $500 for each meeting attended telephonically, plus reimbursement of related expenses. In addition, a Trustee serving as a Committee Chair, other than those affiliated with PIMCO or its affiliates, receives an additional annual retainer of $1,500.

3        Mr. Cannon also serves as a Trustee of the PIMCO Funds: Multi-Manager Series. For his
services, Mr. Cannon receives an annual retainer of $57,000 plus $3,000 for each Board of Trustees meeting attended in person ($1,500 for each such meeting attended telephonically), and $1,500 for each Performance Committee meeting attended, plus reimbursement of related expense.

Control Persons and
Principal Holders of Securities

As of March
31, 2003, the following persons owned of record or beneficially 5% or more of the shares of the following Portfolios:

Shares Beneficially Owned**

Percent of Portfolio

Emerging Markets Bond Portfolio

Administrative

Sun Life Financial One Sun Life Executive Park Wellesley Hills, Massachusetts 02481

3,004,353.738

99.71
%*

Foreign Bond Portfolio

Institutional

Pacific Investment Management Co. 800 Newport Center Dr Fl 6 Newport Beach, CA 92660

1,212.008

100.00
%*

Administrative

GE Life and Annuity Assurance Co. 6610 W. Broad St Richmond, VA 23230

1,051,890.391

46.61
%*

Lincoln Benefit Life 2940 S. 84th St Lincoln, NE 68506

862,057.868

38.19
%*

Farmers New World Life Insurance 3003 77th Ave SE Mercer Island, WA 98040

260,780.532

11.55
%

Global Bond Portfolio

Administrative

Ohio National Financial Services, Inc. One Financial Way Montgomery, OH 45242

533,080.953

33.24
%*

MONY Life Insurance Company of America 1740 Broadway New York, NY 10019

505,746.822

31.54
%*

Shares Beneficially Owned**

Percent of Portfolio

MONY Life Insurance Company of America 1740 Broadway New York, NY 10010

317,322.429

19.78
%

MONY Life Insurance Company 1740 Broadway New York, NY 10010

80,692.722

5.03
%

High Yield Portfolio

Institutional

Pacific Investment Management Co. 800 Newport Center Dr Fl 6 Newport Beach, CA 92660

1,469.632

100.00
%*

Administrative

Golden American Life Insurance Co. 1475 Dunwoody Drive West Chester, PA 19380

51,840,783.093

65.19
%*

Allianz Life Insurance Co. 1750 Hennepin Avenue Minneapolis, MN 55403

6,901,882.155

8.68
%

GE Life and Annuity Assurance Co. 6610 W. Broad St Richmond, VA 23230

6,238,964.554

7.85
%

Sun Life Financial One Sun Life Executive Park Wellesley Hills, Massachusetts 02481

5,131,349.017

6.45
%

Long-Term US Gov’t Portfolio

Institutional

Pacific Investment Management Co. 800 Newport Center Dr Fl 6 Newport Beach, CA 92660

1,166.713

100.00
%*

Administrative

GE Life and Annuity Assurance Co. Attn: Variable Accounting 6610 W. Broad St Richmond, VA 23230

7,727,036.454

82.63
%*

Western-Southern Life Assurance Co. Separate Account 1 Mail Station #80 400 Broadway St Cincinnati, OH 45202

707,540.972

7.57
%

Shares Beneficially Owned**

Percent of Portfolio

GE Capital Life Assurance Company Attn: Variable Accounting 6610 W. Broad St Richmond, VA 23230

470,605.564

5.03
%

Low Duration Portfolio

Institutional

Pacific Investment Management Co. 800 Newport Center Dr Fl 6 Newport Beach, CA 92660

1,074.074

100.00
%*

Administrative

MetLife Investors P.O. Box 295 Des Moines, IA 50301-0295

1,404,668.618

54.38
%*

Farmers New World Life Ins. 3003 77th Ave SE Mercer Island, WA 98040

532,648.066

20.62
%

Nationwide Insurance Company 1 Nationwide Plaza, MC 1-09-V3 Columbus, OH 43215

304,691.020

11.79
%

Money Market Portfolio

Institutional

Pacific Investment Management Co. 800 Newport Center Dr Fl 6 Newport Beach, CA 92660

11,627.531

100.00
%*

Administrative

Lincoln Benefit Life Nebraska Service Center 2940 S. 84th St Lincoln, NE 68506

28,595,182.080

99.76
%*

Real Return Portfolio

Institutional

Pacific Investment Management Co. 800 Newport Center Dr Fl 6 Newport Beach, CA 92660

1,348.840

100.00
%*

Shares Beneficially Owned**

Percent of Portfolio

Administrative

MONY Life Insurance Company of America 1740 Broadway Suite 636 New York, NY 10019-4315

2,425,877.327

20.83
%

MONY Life Insurance Company of America 1740 Broadway Suite 636 New York, NY 10019-4315

1,597,543.027

13.72
%

Ohio National Financial Services, Inc. One Financial Way Montgomery, OH 45242

1,592,598.506

13.67
%

Sun Life Financial One Sun Life Executive Park Wellesley Hills, Massachusetts 02481

1,246,194.110

10.69
%

Security Equity Life Ins. C/O Conning Asset Management Attn: B1-08 13045 Tesson Ferry Rd Saint Louis, MO 63128

1,220,228.858

10.48
%

Short-Term Portfolio

Institutional

PFL Life Insurance Company 4333 Edgewood Rd NE Cedar Rapids, IA 52499

355,356.965

61.04
%*

  Western Reserve Life Assurance Co.   of Ohio Advantage IV   FMD Operational Accounting   4333 Edgewood Rd NE
Cedar Rapids, IA 52499

187,511.287

32.21
%*

Transamerica Life Insurance Co. 1150 S. Olive Street, Suite T2501 Los Angeles, CA 90015

39,336.863

6.76
%

Administrative

American General Life Ins Co. PO Box 1591 Houston, TX 77251

218,937.753

37.99
%*

American General Life Ins Co. PO Box 1591 Houston, TX 77251

188,358.963

32.69
%*

Shares Beneficially Owned**

Percent of Portfolio

American General Life Ins Co. PO Box 1591 Houston, TX 77251

103,485.806

17.96
%

American General Life Ins Co. PO Box 1591 Houston, TX 77251

35,677.909

6.19
%

StocksPLUS Growth & Income Portfolio

Institutional

  Western Reserve Life Assurance Co.   of Ohio Advantage IV   FMD Operational Accounting   4333 Edgewood Rd NE
Cedar Rapids IA 52499

206,197.292

100.00
%*

Administrative

Golden American Life Insurance Co. 1475 Dunwoody Drive West Chester, PA 19380

25,922,634.663

81.43
%*

Allianz Life Insurance Co. 1750 Hennepin Ave. Minneapolis, MN 55403

2,409,303.839

7.57
%

Total Return Portfolio

Institutional

Transamerica Life Insurance Co. 1150 S. Olive Street, Suite T2501 Los Angeles, CA 90015

4,936,683.736

71.62
%*

  Western Reserve Life Assurance Co.   of Ohio Advantage IV   EMD Operational Accounting   4333 Edgewood Rd NE
Cedar Rapids, IA 52499

1,952,358.131

28.32
%*

Administrative

Merrill Lynch Life Insurance Co. 4804 Deer Lake Dr E Bldg 3 4th Fl Jacksonville, FL 32246

24,776,187.094

18.04
%

Allianz Life Insurance Co. 1750 Hennepin Ave. Minneapolis, MN 55403

24,308,599.073

17.69
%

Shares Beneficially Owned**

Percent of Portfolio

Travelers Life and Annuity Company One Tower Square 6 MS Hartford, CT 06183-0001

19,241,944.103

14.01
%

GE Life and Annuity Assurance Company 6610 West Broad St Richmond, VA 23230

18,436,704.486

13.42
%

Travelers Insurance Company One Tower Square 6 MS Hartford, CT 06183-0001

14,073,880.446

10.25
%

Jefferson Pilot Financial Insurance Co. 1 Granite Place IS 03 Concord, NH 03301

7,053,273.396

5.14
%

Total Return Portfolio II

Institutional

Pacific Investment Management Co. 800 Newport Center Dr Fl 6 Newport Beach, CA 92660

1,533.051

100.00
%*

Administrative

Security Equity Life Ins. C/O Conning Asset Management Attn: B1-08 13045 Tesson Ferry Rd Saint Louis, MO 63128

1,674,980.208

99.99
%*

  * Entity owned 25% or more of the outstanding shares of beneficial interest of the Portfolio, and therefore may be presumed to “control” the Portfolio, as that term is defined in the 1940 Act.

** All shares are believed to be held only as nominee.

Investment Adviser

Pacific Investment Management Company LLC
(“PIMCO”), a Delaware limited liability company, serves as investment adviser to the Portfolios pursuant to an investment advisory contract (“Advisory Contract”) between PIMCO and the Trust. PIMCO is a subsidiary of Allianz
Dresdner Asset Management of America L.P. (“ADAM of America”). ADAM of America was organized as a limited partnership under Delaware law in 1987. ADAM of America’s sole general partner is Allianz PacLife Partners LLC. Allianz-Paclife
Partners LLC is a Delaware limited liability company with two members, ADAM U.S. Holding LLC, a Delaware limited liability company and Pacific Asset Management LLC, a Delaware limited liability company. ADAM U.S. Holding LLC is a wholly-owned subsidiary of Allianz Dresdner Asset Management of America LLC which is a wholly-owned subsidiary of Allianz of America, Inc., which is wholly owned by Allianz AG. Pacific Asset Management LLC is a wholly-owned subsidiary of Pacific Life Insurance
Company, which is a wholly-owned subsidiary of Pacific Mutual Holding Company.

PIMCO has engaged Research Affiliates, LLC (“Research Affiliates”), a California limited liability company, to serve as asset allocation sub-adviser to the All Asset Portfolio pursuant to an asset allocation sub-advisory agreement (“Asset Allocation Sub-Advisory Agreement”). Research Affiliates was organized in March 2002 and is located at 800 E. Colorado Blvd., 9th Floor, Pasadena, CA 91101.

PIMCO is located at 840 Newport Center Drive, Suite 300,
Newport Beach, California 92660. PIMCO had approximately $304.6 billion of assets under management as of December 31, 2002.

Allianz AG is a European based insurance and financial services holding company and a publicly traded German company. As of December 31,
2001, the Allianz Group (including PIMCO) had assets under management of more than $1.02 trillion.

Significant institutional shareholders of Allianz AG currently include Münchener Rückversicherungs-Gesellschaft AG
(“Munich Re”) and Bayerische Hypo-und Vereinsbank AG (“HypoVereinsbank”). These entities as well as certain broker-dealers that might be controlled by or affiliated with Allianz AG or these entities (collectively, the
“Affiliated Brokers”), may be considered to be affiliated persons of PIMCO. Absent an SEC exemption or other relief, the Funds generally are precluded from effecting principal transactions with the Affiliated Brokers, and its ability to purchase securities being underwritten by an Affiliated Broker or to utilize the Affiliated Brokers for agency transactions is subject to restrictions. PIMCO does not believe that the restrictions on transactions with the Affiliated Brokers described above materially adversely affect its ability to provide services to the Funds, the Funds’ ability to take advantage of market opportunities, or the Funds’ overall performance.

Advisory Agreement

PIMCO is responsible for making investment decisions and
placing orders for the purchase and sale of the Portfolios’ investments directly with the issuers or with brokers or dealers selected by it in its discretion. See “Portfolio Transactions and Brokerage” below. PIMCO also furnishes to the Board of Trustees, which has overall responsibility for the business and affairs of the Trust, periodic reports on the investment performance of each Portfolio.

Under the terms of the Advisory Contract, PIMCO is obligated to manage the Portfolios in accordance with applicable laws and regulations. The investment advisory services of PIMCO to the Trust are not exclusive under the terms of the Advisory Contract. PIMCO is free to, and do, render investment advisory services to others.

PIMCO is responsible for determining how the assets of the
Strategic Balanced Portfolio are allocated and reallocated from time to time between the Underlying Portfolios. The Portfolio does not pay any fees to PIMCO in return for these services under the Advisory Contract. The Portfolio does, however, indirectly pay a proportionate share of the advisory fees paid to PIMCO by the Underlying Portfolios in which the Portfolio invests.

Following the expiration of the two year period commencing with the effectiveness of the Advisory Contract, it will continue in effect on a yearly basis provided such continuance is approved annually (i) by the holders of a majority of the outstanding voting securities of the Trust or by the Board of Trustees and (ii) by a majority of the Independent Trustees. The Advisory Contract may be terminated without penalty by vote of the Trustees or the shareholders of the Trust, or by PIMCO, on 60 days’ written notice by either party to the contract and will terminate automatically if assigned.

Continuation of the Advisory Contract was last approved by the
Board of Trustees, including a majority of the Trustees who are not parties to the Advisory Contract or interested persons of such parties (“Independent Trustees”), at a meeting held on August 20, 2002. In determining whether to continue the Advisory Contract, the Trustees considered the fees and expenses paid by the Portfolios and by comparable funds, the costs of providing these services, and the profitability of PIMCO’s relationship with the Portfolios. The Trustees also considered the nature and quality of services provided under the Advisory Contract, and the investment performance of the Portfolios on an absolute basis, and relative to the performance of comparable funds. The Trustees also considered the terms of the Trust’s Administration Agreement and the fees paid and services provided to the Portfolios under their “unified fee” structure. In addition, the Trustees considered the relationships among PIMCO, Allianz AG, and their affiliates, including any collateral benefits received by PIMCO or its affiliates due to PIMCO’s relationship with the Portfolios. The Trustees also considered PIMCO’s representations concerning its staffing, capabilities and methodologies applied in managing the Portfolios, including the importance of retention of personnel with relevant portfolio management experience. Upon completion of the Board’s review and discussion, the Trustees concluded that the investment advisory fees payable to
PIMCO under the Advisory Contract are fair and reasonable in light of the services provided to the Portfolios, and approved the continuation of the Advisory Contract between the Trust and PIMCO for one year.

PIMCO employs Research Affiliates to provide asset allocation services to the All Asset Portfolio pursuant to an Asset Allocation Sub-Advisory Agreement. Under the Asset Allocation Sub-Advisory Agreement, Research Affiliates is responsible for the management of the Portfolio and determining how the assets of the Portfolio are allocated and reallocated from time to time among the Underlying Funds. For services provided to the All Asset Portfolio, PIMCO (not the Trust) pays a fee to Research Affiliates at an annual rate of 0.20% of the average daily net assets of the Portfolio. The Portfolio also indirectly pays a proportionate share of the advisory fees paid to PIMCO by the Underlying Funds in which the Portfolio invests. Research Affiliates is not compensated directly by the
All Asset Portfolio.

Under the terms of
the Asset Allocation Sub-Advisory Agreement, Research Affiliates is obligated to manage the All Asset Portfolio in accordance with applicable laws and regulations. The Asset Allocation Sub-Advisory Agreement will continue in effect with respect to the All Asset Portfolio for two years from its effective date, and thereafter on a yearly basis provided such continuance is approved annually (i) by the holders of a majority of the outstanding voting securities of the Trust or by the Board of Trustees and (ii) by a majority of the Independent Trustees. The Asset Allocation Sub-Advisory Agreement may be terminated without penalty by vote of the Trustees or its shareholders, or by PIMCO, on 60 days’ written notice by either party to the contract and will terminate automatically if assigned. If Research Affiliates ceases to manage the investments of the Portfolio, PIMCO will either assume full responsibility for the management of the Portfolio, or retain a new asset allocation sub-adviser, subject to the approval of the Trustees and, if required, the Portfolio’s shareholders.

Each Portfolio, except for the Strategic Balanced Portfolio, currently pays a monthly investment advisory fee at an annual rate based on average daily net assets of the Portfolios as follows:

Portfolio

Advisory Fee Rate

Money Market Portfolio

0.15%

All Asset Portfolio

0.20

StocksPLUS Growth and Income Portfolio

0.40

Emerging Markets Bond Portfolio

0.45

CommodityRealReturn Strategy and StocksPLUS Total Return Portfolios

0.49

All other Portfolios

0.25

The
advisory fees paid by each Portfolio that was operational during the fiscal year ended December 31, 2002, 2001 and 2000 was as follows:

Portfolio

Year Ended 12/31/02

Year Ended 12/31/01

Year Ended 12/31/00

Emerging Markets Bond Portfolio

$
32,318

N/A

N/A

Foreign Bond Portfolio

$
25,207

$
15,927

$
18,418

Global Bond Portfolio

$
13,880

N/A

N/A

High Yield Portfolio

$
804,701

$
572,772

$
475,974

Long-Term U.S. Government Portfolio

$
146,477

$
48,294

$
23,756

Low Duration Portfolio

$
25,495

$
15,546

$
15,623

Money Market Portfolio

$
31,861

$
9,783

$
7,081

Real Return Portfolio

$
79,028

$
12,723

$
9,325

Short-Term Portfolio

$
19,482

$
10,884

$
8,669

StocksPLUS Growth and Income Portfolio

$
928,905

$
1,019,741

$
1,058,815

Total Return Portfolio

$
1,808,389

$
515,574

$
49,396

Total Return Portfolio II

$
10,508

$
14,998

$
15,233

Code of Ethics

PIMCO is subject to the Code of Ethics with
respect to investment transactions in which PIMCO’s officers, directors and certain other persons have a beneficial interest to avoid any actual or potential conflict or abuse of their fiduciary position. The Code of Ethics contains several restrictions and procedures designed to eliminate conflicts of interest including: (a) pre-clearance of non-exempt personal investment transactions; (b) quarterly reporting of personal securities transactions; (c) a prohibition against personally acquiring securities in an initial public offering, entering into uncovered short sales and writing uncovered options; (d) a seven day “black out period” prior or subsequent to a Portfolio transaction during which portfolio managers are prohibited from making certain transactions in securities which are being purchased or sold by a client of such manager; (e) a prohibition, with respect to certain investment personnel, from profiting in the purchase and sale, or sale and purchase, of the same (or equivalent) securities within 60 calendar days; and (f) a prohibition against acquiring any security which is subject to firm wide or, if applicable, a department restriction of PIMCO. The Code of Ethics provides that exemptive relief may be given from certain of its requirements, upon application.

Administrator

PIMCO also
serves as Administrator to the Portfolios pursuant to an administration agreement (the “Administration Agreement”) with the Trust. PIMCO provides the Portfolios with certain administrative and shareholder services necessary for Portfolio operations and is responsible for the supervision of other Portfolio service providers. PIMCO may in turn use the facilities or assistance of its affiliates to provide certain services under the Administration Agreement, on terms agreed between

PIMCO and such affiliates. The administrative services provided by PIMCO include but are not limited to:
(1) shareholder servicing functions, including preparation of reports and communications to shareholders and other appropriate parties, (2) regulatory compliance, such as reports and filings with the SEC and state securities commissions, and (3)
general supervision of the operations of the Portfolios, including coordination of the services performed by the Portfolios’ transfer agent, custodian, legal counsel, independent accountants, and others. PIMCO (or an affiliate of PIMCO) also furnishes the Portfolios with office space facilities required for conducting the business of the Portfolios, and pays the compensation of those officers, employees and Trustees of the Trust affiliated with PIMCO. In addition, PIMCO, at its own expense, arranges for the provision of legal, audit, custody, transfer agency and other services for the Portfolios, and is responsible for the costs of registration of the Trust’s shares and the printing of prospectuses and reports for current shareholders and other appropriate parties.

PIMCO has contractually agreed to provide the foregoing services, and to bear these expenses, at the following rates for each Portfolio (each expressed as a percentage of the Portfolio’s average daily net assets attributable to its classes of shares on an annual basis):

Portfolio

Administrative Fee Rate

StocksPLUS Growth and Income and Strategic Balanced Portfolios

0.10
%

Money Market and Short-Term Portfolios

0.20
%

High Yield Portfolio

0.35
%

Emerging Markets Bond Portfolio

0.40
%

Foreign Bond and Global Bond Portfolios

0.50
%

All Other Portfolios

0.25
%

Except
for the expenses paid by PIMCO, the Trust bears all costs of its operations. The Portfolios are responsible for: (i) salaries and other compensation of any of the Trust’s executive officers and employees who are not officers, directors, stockholders, or employees of PIMCO or its subsidiaries or affiliates; (ii) taxes and governmental fees; (iii) brokerage fees and commissions and other portfolio transaction expenses; (iv) costs of borrowing money, including interest expenses; (v)
fees and expenses of the Trustees who are not “interested persons” of PIMCO or the Trust, and any counsel retained exclusively for their benefit; (vi) extraordinary expenses, including costs of litigation and indemnification expenses; and
(vii) expenses, such as organizational expenses, which are accounted for in accordance with generally accepted accounting principles.

The Administration Agreement may be terminated by the Trustees, or by a vote of the outstanding voting securities of the Trust or
Portfolio, as applicable, at any time on 60 days’ written notice. Following the expiration of the two year period commencing with the effectiveness of the Administration Agreement, it may be terminated by PIMCO on 60 days’ written notice.
Following its initial two-year term, the agreement will continue from year to year if approved by the Trustees, including a majority of the Trust’s Independent Trustees (as that term is defined in the 1940 Act). The All Asset and
Strategic Balanced Portfolios indirectly pay a proportionate share of the administrative fees paid to PIMCO by the Underlying Funds in which each Portfolio invests.

The
administrative fees paid by each Portfolio that was operational during the fiscal year ended December 31, 2002, 2001 and 2000 was as follows:

Portfolio

Year Ended 12/31/02

Year Ended 12/31/01

Year Ended 12/31/00

Emerging Markets Bond Portfolio

$
28,727

N/A

N/A

Foreign Bond Portfolio

$
50,414

$
31,854

$
25,262

Global Bond Portfolio

$
27,760

N/A

N/A

High Yield Portfolio

$
1,126,582

$
801,881

$
505,476

Long-Term U.S. Government Portfolio

$
146,477

$
48,294

$
21,015

Low Duration Portfolio

$
25,495

$
15,546

$
13,740

Money Market Portfolio

$
42,481

$
13,043

$
7,749

Real Return Portfolio

$
79,028

$
12,723

$
8,221

Short-Term Portfolio

$
15,586

$
8,707

$
6,712

StocksPLUS Growth and Income Portfolio

$
232,101

$
254,935

$
351,587

Total Return Portfolio

$
1,808,389

$
515,574

$
47,920

Total Return Portfolio II

$
10,508

$
14,998

$
13,358

PIMCO
may pay, out of its own assets and at no cost to the Portfolios, amounts to certain financial intermediaries in connection with the provision of administrative and/or distribution services with respect to the Portfolios. For the fiscal year ended
December 31, 2002, PIMCO paid intermediaries out of its own assets for costs associated with theses administrative and distribution services, approximately $1,878,000 on behalf of the Portfolios.

PIMCO has entered into an expense limitation agreement with
the Trust, pursuant to which PIMCO has agreed to waive or reduce its administrative fee so that the total annual Portfolio operating expenses of each Portfolio do not exceed, due to organizational expenses and/or the payment of the Portfolio’s pro rata share of the Trust’s Trustees’ fees, the total portfolio operating expenses specified for that Portfolio in the table identifying the Portfolio’s annual portfolio operating expenses in the Portfolio’s then-current prospectus, plus 0.49 basis points. Each Portfolio will at a later date reimburse PIMCO for administrative fees waived by PIMCO during the previous 36 months, but only if, after such reimbursement, the Portfolio’s expense ratio does not exceed the percentage described above. The agreement has a current term through December 31, 2003, and will automatically renew for one-year terms unless PIMCO provides written notice to the Trust at least 30 days prior to the end of the then-current term.
In addition, the agreement will terminate upon termination of the Administration Agreement, or may be terminated by the Trust, without payment of any penalty, upon ninety (90) days’ prior written notice to PIMCO.

DISTRIBUTION OF TRUST SHARES

Distributor and Multi-Class Plan

PIMCO Advisors Distributors LLC (the “Distributor”)
serves as the distributor of the Trust’s shares pursuant to a distribution contract (“Distribution Contract”) with the Trust which is subject to annual approval by the Board. The Distributor is an indirect subsidiary of ADAM of
America. The Distribution Contract is terminable with respect to a Portfolio or class without penalty, at any time, by the Portfolio or class by not more than 60 days’ nor less than 30 days’ written notice to the Distributor, or by the
Distributor upon not more than 60 days’ nor less than 30 days’ written notice to the Trust. The Distributor is not obligated to sell any specific amount of Trust shares.

The
Distribution Contract will continue in effect with respect to each Portfolio for successive one-year periods, provided that each such continuance is specifically approved (i) by the vote of a majority of the Trustees who are not interested persons of the Trust (as defined in the 1940 Act) and who have no direct or indirect financial interest in the Distribution Contract; and (ii) by the vote of a majority of the entire Board of Trustees cast in person at a meeting called for that purpose. If the Distribution Contract is terminated (or not renewed) with respect to one or more Portfolios, it may continue in effect with respect to any Portfolio as to which it has not been terminated (or has been renewed).

The Trust offers two classes of shares: the Institutional
Class and the Administrative Class. The Trust has adopted an Amended and Restated Multi-Class Plan (“Multi-Class Plan”) pursuant to Rule 18f-3 under the 1940 Act. Under the Multi-Class Plan, shares of each class of each Portfolio represent an equal pro rata interest in such Portfolio and, generally, have identical voting, dividend, liquidation, and other rights, preferences, powers, restrictions, limitations, qualifications and terms and conditions, except that: (a) each class has a different designation; (b) each class of shares bears any class-specific expenses allocated to it; and (c) each class has exclusive voting rights on any matter submitted to shareholders that relates solely to its distribution or service arrangements, and each class has separate voting rights on any matter submitted to shareholders in which the interests of one class differ from the interests of any other class.

Each class of shares bears any class specific expenses allocated to such class, such as expenses related to the distribution and/or shareholder servicing of such class. In addition, each class may, at the Trustees’ discretion, also pay a different share of other expenses, not including advisory or custodial fees or other expenses related to the management of the Trust’s assets, if these expenses are actually incurred in a different amount by that class, or if the class receives services of a different kind or to a different degree than the other classes. All other expenses are allocated to each class on the basis of the net asset value of that class in relation to the net asset value of the particular Portfolio. In addition, each class may have a differing sales charge structure, and differing exchange and conversion features.

Administrative Services Plan for Administrative
Class Shares

The Trust has adopted an
Administrative Services Plan (the “Administrative Plan”) with respect to the Administrative Class shares of each Portfolio.

Under the terms of the Administrative Plan, the Trust is permitted to reimburse, out of the assets attributable to the Administrative
Class shares of each Portfolio, in an amount up to 0.15% on an annual basis of the average daily net assets of that class, financial intermediaries that provide certain administrative services for Administrative Class shareholders. Such services may include, but are not limited to, the following functions: receiving, aggregating and processing shareholder orders; furnishing shareholder sub-accounting; providing and maintaining elective shareholder services such as check writing and wire transfer services; providing and maintaining pre-authorized investment plans; communicating periodically with shareholders; acting as the sole shareholder of record and nominee for shareholders; maintaining accounting records for shareholders;
answering questions and handling correspondence from shareholders about their accounts; and performing similar account administrative services.

Fees paid pursuant to the Administrative Plan may be paid for shareholder services and the maintenance of shareholder accounts, and therefore may constitute “service fees” for purposes of applicable rules of the National Association of Securities Dealers, Inc.

The fees paid pursuant to the Administrative Plan by each Portfolio that was operational during the fiscal year ended December 31,
2002 and 2001 was as follows:

Portfolio

Year Ended 12/31/02

Year Ended 12/31/01

Emerging Markets Bond Portfolio

$
10,772

N/A

Foreign Bond Portfolio

$
15,036

$
8,935

Global Bond Portfolio

$
8,328

N/A

High Yield Portfolio

$
482,866

$
317,273

Long-Term U.S. Government Portfolio

$
87,869

$
29,137

Low Duration Portfolio

$
15,205

$
4,222

Money Market Portfolio

$
31,843

$
9,815

Real Return Portfolio

$
46,575

$
6,552

Short-Term Portfolio

$
4,879

$
1,027

StocksPLUS Growth and Income Portfolio

$
347,132

$
377,427

Total Return Portfolio

$
1,029,378

$
295,602

Total Return Portfolio II

$
4,408

$
3,469

Each
Administrative Plan provides that it may not be amended to materially increase the costs which Administrative Class shareholders may bear under the Plan without the approval of a majority of the outstanding voting securities of the Administrative
Class, and by vote of a majority of both (i) the Trustees of the Trust and (ii) those Trustees who are not “interested persons” of the Trust (as defined in the 1940 Act) and who have no direct or indirect financial interest in the operation of the Plan or any agreements related to it (the “Plan Trustees”), cast in person at a meeting called for the purpose of voting on the Plan and any related amendments.

The Administrative Plan also provides that it may not take effect until approved by vote of a majority of both (i) the Trustees of the Trust and (ii) the disinterested Trustees defined above. In addition, the Administrative Plan further provides that it shall continue in effect so long as such continuance is specifically approved at least annually by the Trustees and the disinterested Trustees defined above. The Administrative Plan provides that any person authorized to direct the disposition of monies paid or payable by a class pursuant to the Plan or any related agreement shall provide to the
Trustees, and the Board shall review at least quarterly, a written report of the amounts so expended and the purposes for which such expenditures were made.

The Administrative Plan is a “reimbursement plan,” which means that fees are payable to the relevant financial intermediary only to the extent necessary to reimburse expenses incurred pursuant to such plan. The Administrative Plan further provides that expenses payable under the Plan may be carried forward for reimbursement for up to twelve months beyond the date in which the expense is incurred, subject to the limit that not more that 0.15% of the average daily net assets of Administrative Class shares may be used in any month to pay expenses under the Plan.

Institutional
and Administrative Class shares of the Trust may also be offered through certain brokers and financial intermediaries (“service agents”) that have established a shareholder servicing relationship with the Trust on behalf of their customers. The Trust pays no compensation to such entities other than service fees paid with respect to Administrative Class shares. Service agents may impose additional or different conditions than the Trust on the purchase, redemption or exchanges of Trust shares by their customers. Service agents may also independently establish and charge their customers transaction fees, account fees and other amounts in connection which purchases, sales and redemption of Trust shares in addition to any fees charged by the Trust. Each service agent is responsible for transmitting to its customers a schedule of any such fees and information regarding any additional or different conditions regarding purchases and redemptions. Shareholders who are customers of service agents should consult their service agents for information regarding these fees and conditions.

Purchases and Redemptions

Variable Contract Owners do not deal directly with the Portfolios to purchase, redeem, or exchange shares, and Variable Contract Owners should refer to the prospectus for the applicable Separate Account for information on the allocation of premiums and on transfers of accumulated value among sub-accounts of the Separate Accounts that invest in the Portfolios.

Shares of a Portfolio may not be offered or sold in any state unless qualified in that jurisdiction, unless an exemption from qualification is available.

A shareholder may exchange Institutional and Administrative Class shares of any Portfolio for Institutional and Administrative Class shares of any other Portfolio of the Trust on the basis of their respective net asset values. Orders for exchanges accepted prior to the close of regular trading on the New York Stock Exchange (the “NYSE”) on any day the Trust is open for business will be executed at the respective net asset values determined as of the close of business that day.

The Trust reserves the right to suspend or postpone redemptions during any period when: (a) trading on the NYSE is restricted, as determined by the SEC, or the NYSE is closed for other than customary weekend and holiday closings; (b)
the SEC has by order permitted such suspension; or (c) an emergency, as determined by the SEC, exists, making disposal of portfolio securities or valuation of net assets of the Portfolio not reasonably practicable.

Although the Trust will normally redeem all shares for cash, it may, in unusual circumstances, redeem by payment in kind of securities held in the Portfolios.

PORTFOLIO TRANSACTIONS AND BROKERAGE

Investment Decisions

Investment decisions for the Trust and for the other investment advisory clients of PIMCO are made with a view to achieving their respective investment objectives. Investment decisions are the product of many factors in addition to basic suitability for the particular client involved (including the Trust). Thus, a particular security may be bought or sold for certain clients even though it could have been bought or sold for other clients at the same time. Likewise, a particular security may be bought for one or more clients when one or more clients are selling the security. In some instances, one client may sell a particular security to another client. It also sometimes happens that two or more clients simultaneously purchase or sell the same security, in which event each day’s transactions in such security are, insofar as possible, averaged as to price and allocated between such clients in a manner which in PIMCO’s opinion is equitable to each and in accordance with the amount being purchased or sold by each. There may be circumstances when purchases or sales of portfolio securities for one or more clients will have an adverse effect on other clients.

Brokerage and Research
Services

There is generally no stated
commission in the case of fixed income securities, which are traded in the over-the-counter markets, but the price paid by the Trust usually includes an undisclosed dealer commission or mark-up. In underwritten offerings, the price paid by the Trust includes a disclosed, fixed commission or discount retained by the underwriter or dealer. Transactions on U.S. stock exchanges and other agency transactions involve the payment by the Trust of negotiated brokerage commissions. Such commissions vary among different brokers. Also, a particular broker may charge different commissions according to such factors as the difficulty and size of the transaction. Transactions in foreign securities generally involve the payment of fixed brokerage commissions, which are generally higher than those in the United States.

PIMCO places all orders for the purchase and sale of portfolio securities, options and futures contracts for the relevant Portfolio and buys and sells such securities, options and futures for the Trust through a substantial number of brokers and dealers. In so doing, PIMCO uses its best efforts to obtain for the Trust the most favorable price and execution available, except to the extent it may be permitted to pay higher brokerage commissions as described below. In seeking the most favorable price and execution, PIMCO, having in mind the Trust’s best interests, considers all factors it deems relevant, including, by way of illustration, price, the size of the transaction, the nature of the market for the security, the amount of the commission, the timing of the transaction taking into account market prices and trends, the reputation, experience and financial stability of the broker-dealer involved and the quality of service rendered by the broker-dealer in other transactions.

For the
fiscal years ended December 31, 2002, 2001 and 2000, the following amounts of brokerage commissions were paid by each operational Portfolio listed below:

Portfolio

Year Ended 12/31/02

Year Ended 12/31/01

Year Ended 12/31/00

CommodityRealReturn Strategy Portfolio

$
N/A

$
N/A

$
N/A

Emerging Markets Bond Portfolio

0

N/A

N/A

Foreign Bond Portfolio(1)

2,919

6,069

195

Global Bond Portfolio(1)

821

N/A

N/A

High Yield Portfolio(1)

58,905

16,199

0

Long-Term U.S. Government Portfolio(1)

26,571

15,408

1,289

Low Duration Portfolio(1)

94

88

70

Money Market Portfolio

0

0

0

Real Return Portfolio(1)

23

0

0

Short-Term Portfolio

780

140

0

StocksPLUS Growth and Income Portfolio(1)

44,083

45,865

62,956

StocksPLUS Total Return Portfolio

N/A

N/A

N/A

Strategic Balanced Portfolio

N/A

N/A

N/A

Total Return Portfolio(1)

58,629

58,083

2,413

Total Return Portfolio II(1)

1,058

2,474

623

(1)

Changes in the aggregate amount of brokerage commissions, markups and markdowns paid by a Portfolio from year-to-year may be attributable to changes in the asset size of the Portfolio, the volume of portfolio transactions effected by the Portfolio, the types of instruments in which the Portfolio invests, or the rates negotiated by PIMCO on behalf of the Portfolios.

PIMCO places orders for the purchase and sale of portfolio investments for the Portfolios’ accounts with brokers or dealers selected by it in its discretion. In effecting purchases and sales of portfolio securities for the account of the Portfolios, PIMCO will seek the best price and execution of the Portfolios’ orders. In doing so, a Portfolio may pay higher commission rates than the lowest available when PIMCO believes it is reasonable to do so in light of the value of the brokerage and research services provided by the broker effecting the transaction, as discussed below. PIMCO also may consider sales of shares of the Trust as a factor in the selection of broker-dealers to execute portfolio transactions for the Trust.

It has for many years been a
common practice in the investment advisory business for advisers of investment companies and other institutional investors to receive research services from broker-dealers which execute portfolio transactions for the clients of such advisers.
Consistent with this practice, PIMCO receives research services from many broker-dealers with which PIMCO places the Trust’s portfolio transactions. These services, which in some cases may also be purchased for cash, include such matters as general economic and security market reviews, industry and company reviews, evaluations of securities and recommendations as to the purchase and sale of securities. Some of these services are of value to PIMCO in advising various of its clients
(including the Trust), although not all of these services are necessarily useful and of value in managing the Trust. The management fee paid by the Trust is not reduced because PIMCO receives such services.

As permitted by Section 28(e) of the Securities Exchange Act of 1934, PIMCO may cause the Trust to pay a broker-dealer which provides “brokerage and research services” (as defined in the Act) to PIMCO an amount of disclosed commission for effecting a securities transaction for the Trust in excess of the commission which another broker-dealer would have charged for effecting that transaction.

As noted above, PIMCO may purchase new issues of securities for the Trust in underwritten fixed price offerings. In these situations, the underwriter or selling group member may provide PIMCO with research in addition to selling the securities (at the fixed public offering price) to the Trust or other advisory clients. Because the offerings are conducted at a fixed price, the ability to obtain research from a broker-dealer in this situation provides knowledge that may benefit the Trust, other PIMCO clients, and PIMCO without incurring additional costs. These arrangements may not fall within the safe harbor of Section 28(e) because the broker-dealer is considered to be acting in a principal capacity in underwritten transactions. However, the NASD has adopted rules expressly permitting broker-dealers to provide bona fide research to advisers in connection with fixed price offerings under certain circumstances. As a general matter in these situations, the underwriter or selling group member will provide research credits at a rate that is higher than that which is available for secondary market transactions.

Consistent with the Rules of the NASD and subject to seeking the most favorable price and execution available and such other policies as the Trustees may determine, PIMCO may also consider sales of shares of the Trust as a factor in the selection of broker-dealers to execute portfolio transactions for the Trust, which may result in the payment of an amount of disclosed commission for effecting a securities transaction for the Trust in excess of the commission which another broker-dealer would have charged for effecting that transaction.

PIMCO may place orders for the purchase and sale of exchange-listed portfolio securities with a broker-dealer that is an affiliate of PIMCO where, in the judgment of PIMCO, such firm will be able to obtain a price and execution at least as favorable as other qualified broker-dealers.

Pursuant to
applicable sections under the 1940 Act, a broker-dealer that is an affiliate of the Adviser may receive and retain compensation for effecting portfolio transactions for a Portfolio if the commissions paid to such an affiliated broker-dealer by a
Portfolio do not exceed one per centum of the purchase or sale price of such securities. For those Portfolios that paid commissions to affiliated brokers, the table below describes the commissions paid by the Portfolios to affiliated brokers during the fiscal years ended December 31, 2002 and 2001. No commissions were paid by the Portfolios to affiliated brokers during the fiscal years ended December 31, 2000 and 1999.

Fiscal Year Ended December 31, 2002

Portfolio

Affiliated Broker

Amount of Brokerage Commission

% of Portfolio’s Aggregate Brokerage Commission

% of Portfolio’s Aggregate Dollar Amount of Transactions

High Yield Portfolio

Deutsche Morgan

$20,562.50

34.908%

0.003%

Total Return Portfolio

Deutsche Morgan

$1,200.00

2.047%

0.00%

Total Return Portfolio II

Deutsche Morgan

$10.00

0.945%

0.00%

Fiscal
Year Ended December 31, 2001

Portfolio

Affiliated Broker

Amount of Brokerage Commission

% of Portfolio’s Aggregate Brokerage Commission

% of Portfolio’s Aggregate Dollar Amount of Transactions

Foreign Bond Portfolio

Deutsche Banc Alex Brown

$1,875.00

32.388%

0.003%

High Yield Portfolio

Deutsche Bank

$3,237.50

19.986%

0.00%

Pursuant
to rules of the SEC, a broker-dealer that is an affiliate of PIMCO may receive and retain compensation for effecting portfolio transactions for a Portfolio on a national securities exchange of which the broker-dealer is a member if the transaction is “executed” on the floor of the exchange by another broker which is not an “associated person” of the affiliated broker-dealer, and if there is in effect a written contract between PIMCO and the Trust expressly permitting the affiliated broker-dealer to receive and retain such compensation.

SEC rules further require that commissions paid to such an affiliated broker dealer, or PIMCO by a Portfolio on exchange transactions not exceed “usual and customary brokerage commissions.” The rules define
“usual and customary” commissions to include amounts which are “reasonable and fair compared to the commission, fee or other remuneration received or to be received by other brokers in connection with comparable transactions involving similar securities being purchased or sold on a securities exchanged during a comparable period of time.”

Portfolio Turnover

A change in the securities held by a Portfolio is known as “portfolio turnover.” PIMCO manages the Portfolios without regard generally to restrictions on portfolio turnover. See
“Taxation” below. The use of certain derivative instruments with relatively short maturities may tend to exaggerate the portfolio turnover rate for some of the Portfolios. Trading in fixed income securities does not generally involve the payment of brokerage commissions, but does involve indirect transaction costs. The use of futures contracts may involve the payment of commissions to futures commission merchants. High portfolio turnover (e.g., greater than 100%) involves correspondingly greater expenses to a Portfolio, including brokerage commissions or dealer mark-ups and other transaction costs on the sale of securities and reinvestments in other securities. The higher the rate of portfolio turnover of a Portfolio, the higher these transaction costs borne by the Portfolio generally will be. Such sales may result in realization of taxable capital gains (including short-term capital gains which are generally taxed to shareholders at ordinary income tax rates).

The portfolio turnover rate of a Portfolio is
calculated by dividing (a) the lesser of purchases or sales of portfolio securities for the particular fiscal year by (b) the monthly average of the value of the portfolio securities owned by the Portfolio during the particular fiscal year. In calculating the rate of portfolio turnover, there is excluded from both (a) and (b) all securities, including options, whose maturities or expiration dates at the time of acquisition were one year or less. Proceeds from short sales and assets used to cover short positions undertaken are included in the amounts of securities sold and purchased, respectively, during the year. Portfolio turnover rates for each Portfolio for which financial highlights for at least the past five fiscal years are provided in the Prospectuses are set forth under “Financial Highlights” in each Prospectus.

Because PIMCO does not expect to reallocate the Strategic Balanced Portfolio’s assets between the Underlying Funds on a frequent basis, the portfolio turnover rate for the Portfolio is expected to be modest (i.e., less than 50%) in comparison to most mutual funds. With respect to the All Asset Portfolio, the asset allocation sub-adviser to the Portfolio expects the portfolio turnover to be, on average, approximately 100% per year. In addition, the All Asset and Strategic Balanced Portfolios indirectly bear the expenses associated with the portfolio turnover of the Underlying Funds, which may have fairly high portfolio turnover rates (i.e., in excess of 100%).

NET ASSET VALUE

The net asset value of a Portfolio’s Institutional and Administrative Class shares is determined once on each day as of 4:00 p.m. Eastern time, or as of such other time designated by the NYSE as the close of trading for that day (“closing”). Net asset value will not be determined on any day on which the NYSE is closed. The NYSE is closed on the following holidays: New Year’s Day, Martin Luther King, Jr. Day, President’s Day, Good Friday,
Memorial Day, Independence Day, Labor Day, Thanksgiving Day, and Christmas Day. The net asset value of a Portfolio’s Institutional and Administrative Class shares is determined by dividing the total value of a Portfolio’s investments and other assets attributable to that class less any liabilities, by the total number of shares outstanding of that class.

In determining net asset values, the Portfolios use price data received shortly after 4:00 p.m. Eastern time believed to reflect the current market value of the securities held by the Portfolios as of the closing of the NYSE. The Portfolios intend to use these prices regardless of the impact of any post-closing adjustments to securities prices, as long as, in the view of the
Portfolios, such prices represent the current market value of the securities as of the time selected by the Portfolios for the calculation of net asset value. Portfolios that invest in securities traded in foreign securities markets may trade such securities on days when the NYSE is not open, and the net asset value of a Portfolios Institutional and Administrative Class shares may be affected significantly on days when investors do not have access to the Portfolios.

For all Portfolios other than the Money Market
Portfolio, portfolio securities and other assets for which market quotations are readily available are stated at market value. Market value is determined on the basis of last reported sales prices, or if no sales are reported, as is the case for most securities traded over-the- counter, at the mean between representative bid and asked quotations obtained from a quotation reporting system or from established market makers. For Nasdaq traded securities, market value may also be determined on the basis of the Nasdaq Official Closing Price (NOCP) instead of the last reported sales price. Fixed income securities, including those to be purchased under firm commitment agreements (other than obligations having a maturity of 60 days or less), are normally valued on the basis of quotations obtained from brokers and dealers or pricing services, which take into account appropriate factors such as institutional-sized trading in similar groups of securities, yield, quality, coupon rate, maturity, type of issue, trading characteristics, and other market data.

Quotations of foreign securities in foreign currency are converted to U.S. dollar equivalents using foreign exchange quotations received from independent dealers. Short-term investments having a maturity of 60 days or less are valued at amortized cost, when the Board of Trustees determines that amortized cost is their fair value. Certain fixed income securities for which daily market quotations are not readily available may be valued, pursuant to guidelines established by the Board of Trustees, with reference to fixed income securities whose prices are more readily obtainable and whose durations are comparable to the securities being valued. Subject to the foregoing, other securities for which market quotations are not readily available are valued at fair value as determined in good faith by the Board of Trustees.

The Money Market Portfolio’s securities are valued using the amortized cost method of valuation. This involves valuing a security at cost on the date of acquisition and thereafter assuming a constant accretion of a discount or amortization of a premium to maturity, regardless of the impact of fluctuating interest rates on the market value of the instrument. While this method provides certainty in valuation, it may result in periods during which value, as determined by amortized cost, is higher or lower than the price the Portfolio would receive if it sold the instrument. During such periods the yield to investors in the Portfolio may differ somewhat from that obtained in a similar investment company which uses available market quotations to value all of its portfolio securities.

The SEC’s regulations require the Money Market Portfolio to adhere to certain conditions. The
Trustees, as part of their responsibility within the overall duty of care owed to the shareholders, are required to establish procedures reasonably designed, taking into account current market conditions and the Portfolio’s investment objective, to stabilize the net asset value per share as computed for the purpose of distribution and redemption at $1.00 per share. The Trustees’ procedures include a requirement to periodically monitor, as appropriate and at such intervals as are reasonable in light of current market conditions, the relationship between the amortized cost value per share and the net asset value per share based upon available indications of market value. The Trustees will consider what steps should be taken, if any, in the event of a difference of more than 1/2 of 1% between the two. The Trustees will take such steps as they consider appropriate, (e.g., selling securities to shorten the average portfolio maturity) to minimize any material dilution or other unfair results which might arise from differences between the two. The Portfolio also is required to maintain a dollar-weighted average portfolio maturity of 90 days or less, to limit its investments to instruments having remaining maturities of 397 days or less (except securities held subject to repurchase agreements having 397 days or less maturity) and to invest only in securities determined by PIMCO under procedures established by the Board of Trustees to be of high quality with minimal credit risks.

Each
Portfolio’s liabilities are allocated among its classes. The total of such liabilities allocated to a class plus that class’s servicing fees and any other expenses specially allocated to that class are then deducted from the class’s proportionate interest in the Portfolio’s assets, and the resulting amount for each class is divided by the number of shares of that class outstanding to produce the class’s “net asset value” per share. Generally, for Portfolios that pay income dividends, those dividends are expected to differ over time by approximately the amount of the expense accrual differential between a particular Portfolio’s classes.

TAXATION

The following discussion is general in
nature and should not be regarded as an exhaustive presentation of all possible tax ramifications. All shareholders should consult a qualified tax adviser regarding their investment in a Portfolio.

Each Portfolio intends to qualify annually and elect to be
treated as a regulated investment company under the Internal Revenue Code of 1986, as amended (the “Code”). To qualify as a regulated investment company, each Portfolio generally must, among other things, (a) derive in each taxable year at least 90% of its gross income from dividends, interest, payments with respect to securities loans, and gains from the sale or other disposition of stock, securities or foreign currencies, or other income derived with respect to its business of investing in such stock, securities or currencies (“Qualifying Income Test”); (b) diversify its holdings so that, at the end of each quarter of the taxable year, (i) at least 50% of the market value of the Portfolio’s assets is represented by cash, U.S. Government securities, the securities of other regulated investment companies and other securities, with such other securities of any one issuer limited for the purposes of this calculation to an amount not greater than 5%
of the value of the Portfolio’s total assets and 10% of the outstanding voting securities of such issuer, and (ii) not more than 25% of the value of its total assets is invested in the securities of any one issuer (other than U.S. Government securities or the securities of other regulated investment companies); and (c) distribute at least 90% of its investment company taxable income (which includes dividends, interest and net short-term capital gains in excess of any net long-term capital losses) each taxable year. The Treasury Department is authorized to promulgate regulations under which gains from foreign currencies (and options, futures, and forward contracts on foreign currency) would constitute qualifying income for purposes of the Qualifying Income Test only if such gains are directly relating to investing in securities. To date, such regulations have not been issued.

As a regulated investment company, a Portfolio generally will not be subject to U.S. federal income tax on its investment company taxable income and net capital gains (any net long-term capital gains in excess of the sum of net short-term capital losses and capital loss carryovers from prior years) designated by the Portfolio as capital gain dividends, if any, that it distributes to shareholders on a timely basis. Each Portfolio intends to distribute to its shareholders, at least annually, substantially all of its investment company taxable income and any net capital gains. In addition, amounts not distributed by a Portfolio on a timely basis in accordance with a calendar year distribution requirement are subject to a nondeductible 4% excise tax. To avoid the tax, a Portfolio must distribute during each calendar year an amount equal to the sum of (1) at least 98% of its ordinary income (not taking into account any capital gains or losses) for the calendar year, (2) at least 98% of its capital gains in excess of its capital losses (and adjusted for certain ordinary losses) for the twelve month period ending on
October 31 of the calendar year, and (3) all ordinary income and capital gains for previous years that were not distributed during such years. A distribution will be treated as paid on December 31 of the calendar year if it is declared by a
Portfolio in October, November, or December of that year to shareholders of record on a date in such a month and paid by the Portfolio during January of the following year. Such distributions will be taxable to shareholders (other than those not subject to federal income tax) in the calendar year in which the distributions are declared, rather than the calendar year in which the distributions are received. To avoid application of the excise tax, each Portfolio intends to make its distributions in accordance with the calendar year distribution requirement.

To comply with regulations under section 817(h) of the Code, each Portfolio is required to diversify its investments. Generally, a Portfolio will be required to diversify its investments so that on the last day of each quarter of a calendar year no more than 55% of the value of its total assets is represented by any one investment, no more than 70% is represented by any two investments, no more than 80% is represented by any three investments, and no more than 90% is represented by any four investments. For this purpose, securities of a given issuer generally are treated as one investment, but each U.S. Government agency and instrumentality is treated as a separate issuer. Any security issued, guaranteed, or insured (to the extent so guaranteed or insured) by the U.S. or an agency or instrumentality of the U.S.

is treated as a security issued by the U.S. Government or its agency or instrumentality, whichever is applicable.

If a Portfolio failed to qualify for
treatment as a regulated investment company for any taxable year, (1) it would be taxed as an ordinary corporation on its taxable income for that year without being able to deduct the distributions it makes to its shareholders and (2) each insurance company separate account invested in the Portfolio would fail to satisfy the diversification requirements described above, with the result that the Variable Contracts investing in the Portfolio would no longer be eligible for tax deferral. In addition, the Portfolio could be required to recognize unrealized gains, pay substantial taxes and interest and make substantial distributions before requalifying for treatment as a regulated investment company.

The Treasury Department announced that it would issue future regulations or rulings addressing the circumstances in which a variable contract owner’s control of the investments of the separate account may cause the contract owner, rather than the insurance company, to be treated as the owner of the assets held by the separate account. If the contract owner is considered the owner of the securities underlying the separate account, income and gains produced by those securities would be included currently in the contract owner’s gross income. It is not known what standards will be set forth in the regulations or rulings.

In the event that rules or regulations are adopted, there can be no assurance that the Portfolios will be able to operate as currently described, or that the Trust will not have to change one or more
Portfolio’s investment objective or investment policies. While each Portfolio’s investment objective is fundamental and may be changed only by a vote of a majority of its outstanding shares, the investment policies of a Portfolio may be modified as necessary to prevent any such prospective rules and regulations from causing Variable Contract Owners to be considered the owners of the shares of a Portfolio underlying the Separate Accounts.

Distributions

Dividends paid out of a Portfolio’s investment company
taxable income will be treated as ordinary income for tax purposes in the hands of a U.S. shareholder (such as a Separate Account). Distributions received by tax-exempt shareholders will not be subject to federal income tax to the extent permitted under applicable tax law.

A portion of the
dividends paid by the StocksPLUS Growth and Income and StocksPLUS Total Return Portfolios may qualify for the deduction for dividends received by corporations. Dividends paid by the other Portfolios generally are not expected to qualify for the deduction for dividends received by corporations, although certain distributions from the High Yield Portfolio may qualify. Distributions of net capital gains, if any, designated as capital gain dividends, are taxable as long-term capital gains, regardless of how long the shareholder has held a Portfolio’s shares and are not eligible for the dividends received deduction. Any distributions that are not from a Portfolio’s investment company taxable income or net realized capital gains may be characterized as a return of capital to shareholders or, in some cases, as capital gain.

The All Asset and Strategic Balanced Portfolios will not be able to offset gains realized by one Underlying Fund in which the Portfolio invests against losses realized by another Underlying Fund in which the Portfolio invests. Redemptions of shares in an Underlying Fund could also result in gain and/or income to the All Asset and Strategic Balanced
Portfolios. The Portfolios’ use of the fund-of-funds structure could therefore affect the amount, timing and character of distributions to shareholders, and could increase the amount of taxes payable by shareholders.

Sales of Shares

Upon the disposition of shares of a
Portfolio (whether by redemption, sale or exchange), a shareholder (such as a Separate Account) will realize a gain or loss. Such gain or loss will be capital gain or loss if the shares are capital assets in the shareholder’s hands, and will be long-term or short-term generally depending upon the shareholder’s holding period for the shares. Any loss realized on a disposition will be disallowed to the extent the shares disposed of are replaced within a period of 61 days beginning 30 days before and ending 30 days after the shares are disposed of. In such a case, the basis of the shares acquired will be adjusted to reflect the disallowed loss. Any loss realized by a shareholder on a disposition of shares held by the shareholder for six months or less will be treated as a long-term capital loss to the extent of any distributions of capital gain dividends received by the shareholder with respect to such shares.

Depending on the All Asset and Strategic Balanced Portfolios’ percentage ownership in an
Underlying Fund both before and after a redemption, each Portfolio’s redemption of shares of such Underlying Fund may cause the Portfolio to be treated as not receiving capital gain income on the amount by which the distribution exceeds the
Portfolio’s tax basis in the shares of the Underlying Fund, but instead to be treated as receiving a dividend taxable as ordinary income on the full amount of the distribution. This could cause shareholders of the All Asset and
Strategic Balanced Portfolios to recognize higher amounts of ordinary income than if the shareholders had held the share of the Underlying Funds directly.

Options, Futures and Forward Contracts, and Swap Agreements

Some of the options, futures contracts, forward contracts,
and swap agreements used by the Portfolios may be “section 1256 contracts.” Any gains or losses on section 1256 contracts are generally considered 60% long-term and 40% short-term capital gains or losses (“60/40”) although certain foreign currency gains and losses from such contracts may be treated as ordinary in character. Also, section 1256 contracts held by a Portfolio at the end of each taxable year (and, for purposes of the 4% excise tax, on certain other dates as prescribed under the Code) are “marked to market” with the result that unrealized gains or losses are treated as though they were realized and the resulting gain or loss is treated as ordinary or 60/40 gain or loss.

Generally, the hedging transactions and certain other
transactions in options, futures and forward contracts undertaken by a Portfolio, may result in “straddles” for U.S. federal income tax purposes. In some cases, the straddle rules also could apply in connection with swap agreements. The straddle rules may affect the character of gains (or losses) realized by a Portfolio. In addition, losses realized by a Portfolio on positions that are part of a straddle may be deferred under the straddle rules, rather than being taken into account in calculating the taxable income for the taxable year in which such losses are realized. Because only a few regulations implementing the straddle rules have been promulgated, the tax consequences of transactions in options, futures, forward contracts, and swap agreements to a Portfolio are not entirely clear. The transactions may increase the amount of short-term capital gain realized by a Portfolio which is taxed as ordinary income when distributed to shareholders.

A Portfolio may make one or more of the elections available
under the Code which are applicable to straddles. If a Portfolio makes any of the elections, the amount, character and timing of the recognition of gains or losses from the affected straddle positions will be determined under rules that vary according to the election(s) made. The rules applicable under certain of the elections operate to accelerate the recognition of gains or losses from the affected straddle positions.

Because application of the straddle rules may affect the character of gains or losses, defer losses and/or accelerate the recognition of gains or losses from the affected straddle positions, the amount which must be distributed to shareholders, and which will be taxed to shareholders as ordinary income or long-

term capital gain, may be increased or decreased substantially as compared to a portfolio that did not engage in such hedging transactions.

Rules
governing the tax aspects of swap agreements are in a developing stage and are not entirely clear in certain respects. Accordingly, while the Portfolios intend to account for such transactions in a manner they deem to be appropriate, the Internal
Revenue Service might not accept such treatment. If it did not, the status of a Portfolio as a regulated investment company might be affected. The Trust intends to monitor developments in this area. Certain requirements that must be met under the
Code in order for a Portfolio to qualify as a regulated investment company may limit the extent to which a Portfolio will be able to engage in swap agreements.

Short Sales

Certain Portfolios may make short sales of securities. Short sales may increase the amount of short-term capital gain realized by a
Portfolio, which is taxed as ordinary income when distributed to shareholders.

Passive Foreign Investment Companies

Certain Portfolios may invest in the stock of foreign corporations which may be classified under the Code as passive foreign investment companies (“PFICs”). In general, a foreign corporation is classified as a PFIC for a taxable year if at least one-half of its assets constitute investment-type assets or 75% or more of its gross income is investment-type income. If a Portfolio receives a so-called “excess distribution” with respect to PFIC stock, the
Portfolio itself may be subject to tax on a portion of the excess distribution, whether or not the corresponding income is distributed by the Portfolio to stockholders. In general, under the PFIC rules, an excess distribution is treated as having been realized ratably over the period during which the Portfolio held the PFIC stock. A Portfolio itself will be subject to tax on the portion, if any, of an excess distribution that is so allocated to prior taxable years and an interest factor will be added to the tax, as if the tax had been payable in such prior taxable years. Certain distributions from a PFIC as well as gain from the sale of PFIC stock are treated as excess distributions. Excess distributions are characterized as ordinary income even though, absent application of the PFIC rules, certain excess distributions might have been classified as capital gain.

A Portfolio may be eligible to elect alternative tax treatment with respect to PFIC stock. Under an election that currently is available in some circumstances, a Portfolio generally would be required to include in its gross income its share of the earnings of a PFIC on a current basis, regardless of whether distributions are received from the PFIC in a given year. If this election were made, the special rules, discussed above, relating to the taxation of excess distributions, would not apply. In addition, another election may be available that would involve marking to market a Portfolio’s PFIC shares at the end of each taxable year (and on certain other dates prescribed in the Code), with the result that unrealized gains are treated as though they were realized. If this election were made, tax at the Portfolio level under the PFIC rules would generally be eliminated, but the Portfolio could, in limited circumstances, incur nondeductible interest charges. A Portfolio’s intention to qualify annually as a regulated investment company may limit its elections with respect to PFIC shares.

Because the application of the PFIC rules may
affect, among other things, the character of gains and the amount of gain or loss and the timing of the recognition of income with respect to PFIC shares, and may subject a Portfolio itself to tax on certain income from PFIC shares, the amount that must be distributed to shareholders and will be taxed to shareholders as ordinary income or long-term capital gain may be increased or decreased substantially as compared to a portfolio that did not invest in PFIC shares.

Foreign Currency
Transactions

Under the Code, gains or
losses attributable to fluctuations in exchange rates which occur between the time a Portfolio accrues income or other receivables or accrues expenses or other liabilities denominated in a foreign currency and the time the Portfolio actually collects such receivables or pays such liabilities generally are treated as ordinary income or loss. Similarly, on disposition of debt securities denominated in a foreign currency and on disposition of certain other instruments, gains or losses attributable to fluctuations in the value of the foreign currency between the date of acquisition of the security or contract and the date of disposition also are treated as ordinary gain or loss. These gains and losses, referred to under the Code as “section 988” gains or losses, may increase or decrease the amount of a Portfolio’s investment company taxable income to be distributed to its shareholders as ordinary income.

Foreign Taxation

Income received by the Portfolios from sources within foreign countries may be subject to withholding and other taxes imposed by such countries. Tax conventions between certain countries and the U.S. may reduce or eliminate such taxes. In addition, PIMCO intends to manage the Portfolios with the intention of minimizing foreign taxation in cases where it is deemed prudent to do so. If more than 50% of the value of the Emerging Markets Bond, Foreign Bond or Global Bond Portfolios’ total assets at the close of their taxable year consists of securities of foreign corporations, such Portfolio will be eligible to elect to “pass-through” to the Portfolio’s shareholders the amount of foreign income and similar taxes paid by the Portfolio. If this election is made, a shareholder generally subject to tax will be required to include in gross income (in addition to taxable dividends actually received) his pro rata share of the foreign taxes paid by the Portfolio, and may be entitled either to deduct (as an itemized deduction) his or her pro rata share of foreign taxes in computing his taxable income or to use it (subject to limitations) as a foreign tax credit against his or her U.S. federal income tax liability. No deduction for foreign taxes may be claimed by a shareholder who does not itemize deductions. Each shareholder will be notified within 60 days after the close of the Portfolio’s taxable year whether the foreign taxes paid by the Portfolio will “pass-through” for that year.

Generally, a credit for foreign taxes is subject
to the limitation that it may not exceed the shareholder’s U.S. tax attributable to his or her total foreign source taxable income. For this purpose, if the pass-through election is made, the source of the Emerging Markets Bond, Foreign
Bond or Global Bond Portfolios’ income will flow through to shareholders of the Trust. With respect to such Portfolios, gains from the sale of securities will be treated as derived from U.S. sources and certain currency fluctuation gains, including fluctuation gains from foreign currency-denominated debt securities, receivables and payables will be treated as ordinary income derived from U.S. sources. The limitation on the foreign tax credit is applied separately to foreign source passive income, and to certain other types of income. Shareholders may be unable to claim a credit for the full amount of their proportionate share of the foreign taxes paid by the Portfolio. The foreign tax credit can be used to offset only
90% of the revised alternative minimum tax imposed on corporations and individuals and foreign taxes generally are not deductible in computing alternative minimum taxable income.

Although the All Asset and Strategic Balanced Portfolios may be entitled to a deduction for such taxes paid by an Underlying Fund in which each Portfolio invests, the All Asset and Strategic Balanced Portfolios will not be able to pass any credit or deduction through to their own shareholders.

Original Issue Discount

Some of the debt securities (with a fixed maturity date of
more than one year from the date of issuance) that may be acquired by a Portfolio may be treated as debt securities that are issued originally at a discount. Generally, the amount of the original issue discount (“OID”) is treated as interest income and

is included in income over the term of the debt security, even though payment of that amount is not received until a later time, usually when the debt security matures. A portion of the OID includable in income with respect to certain high-yield corporate debt securities may be treated as a dividend for Federal income tax purposes.

Some of the debt securities (with a fixed maturity date of
more than one year from the date of issuance) that may be acquired by a Portfolio in the secondary market may be treated as having market discount. Generally, any gain recognized on the disposition of, and any partial payment of principal on, a debt security having market discount is treated as ordinary income to the extent the gain, or principal payment, does not exceed the “accrued market discount” on such debt security. Market discount generally accrues in equal daily installments.
A Portfolio may make one or more of the elections applicable to debt securities having market discount, which could affect the character and timing of recognition of income.

Some debt securities (with a fixed maturity date of one year or less from the date of issuance) that may be acquired by a Portfolio may be treated as having acquisition discount, or OID in the case of certain types of debt securities. Generally, the Portfolio will be required to include the acquisition discount, or OID, in income over the term of the debt security, even though payment of that amount is not received until a later time, usually when the debt security matures. The Portfolio may make one or more of the elections applicable to debt securities having acquisition discount, or OID, which could affect the character and timing of recognition of income.

A Portfolio generally will be required to distribute dividends to shareholders representing discount on debt securities that is currently includable in income, even though cash representing such income may not have been received by the Portfolio. Cash to pay such dividends may be obtained from sales proceeds of securities held by the Portfolio.

Inflation-Indexed Bonds

Coupon payments received by a Portfolio from inflation-indexed bonds will be includable in the Portfolio’s gross income in the period in which they accrue. Periodic adjustments for inflation in the principal value of these securities also may give rise to original issue discount, which, likewise, will be includable in the Portfolio’s gross income on a current basis, regardless of whether the Portfolio receives any cash payments. Amounts includable in a Portfolio’s gross income become subject to tax-related distribution requirements. Accordingly, a Portfolio may be required to make annual distributions to shareholders in excess of the cash received in a given period from these investments. As a result, the Portfolio may be required to liquidate certain investments at a time when it is not advantageous to do so. If the principal value of an inflation-indexed bond is adjusted downward in any period as a result of deflation, the reduction may be treated as a loss to the extent the reduction exceeds coupon payments received in that period; in that case, the amount distributable by the
Portfolio may be reduced and amounts distributed previously in the taxable year may be characterized in some circumstances as a return of capital.

Other Taxation

Distributions also may be subject to additional state, local and foreign taxes, depending on each shareholder’s particular situation.
Under the laws of various states, distributions of investment company taxable income generally are taxable to shareholders even though all or a substantial portion of such distributions may be derived from interest on certain federal obligations which, if the interest were received directly by a resident of such state, would be exempt from such state’s income tax (“qualifying federal obligations”). However, some states may exempt all or a portion of such distributions from income tax to the extent the shareholder is able to establish that the distribution is derived from qualifying federal obligations. Moreover, for state income tax purposes, interest on some federal obligations generally is not exempt from taxation, whether received directly by a shareholder or through distributions of investment company taxable income (for example, interest on FNMA Certificates and GNMA Certificates). Each Portfolio will provide information annually to shareholders indicating the amount and percentage of a Portfolio’s dividend distribution which is attributable to interest on federal obligations, and will indicate to the extent possible from what types of federal obligations such dividends are derived.

OTHER INFORMATION

Capitalization

The capitalization of the Trust consists solely of an unlimited number of shares of beneficial interest with a par value of $0.001 each.
The Board of Trustees may establish additional series (with different investment objectives and fundamental policies) at any time in the future. Establishment and offering of additional series will not alter the rights of the Trust’s shareholders. When issued, shares are fully paid, non-assessable, redeemable and freely transferable. Shares do not have preemptive rights or subscription rights. In liquidation of a Portfolio, each shareholder is entitled to receive his pro rata share of the net assets of that Portfolio.

Under
Delaware law, shareholders are not personally liable for the obligations of the Trust. In addition, the Trust Instrument disclaims liability of the shareholders, Trustees or officers of the Trust for acts or obligations of the Trust, which are binding only on the assets and property of the Trust, and requires that notice of the disclaimer be given in each contract or obligation entered into or executed by the Trust or the Trustees. The Trust Instrument also provides for indemnification out of Trust property for all loss and expense of any shareholder held personally liable for the obligations of the Trust. However, there is no certainty that the limited liability of shareholders of a Delaware business trust will be recognized in every state. Even in such a circumstance, the risk of a shareholder incurring financial loss on account of shareholder liability would be limited to circumstances in which the contractual disclaimer against shareholder liability is inoperative or the Trust itself is unable to meet its obligations, and thus should be considered remote.

Performance Information

Each Portfolio may, from time to time, include information regarding its performance in advertisements or reports to shareholders or prospective investors. Performance information for the Portfolios will not be advertised or included in sales literature unless accompanied by comparable performance information for a separate account to which the Portfolios offer their shares.

The Trust may, from time to time, include the yield and effective yield of the Money Market Portfolio, and the yield and total return for all of the Portfolios, computed in accordance with SEC-prescribed formulas, in advertisements or reports to shareholders, prospective investors or other appropriate parties. Current yield for the Money Market Portfolio will be based on the change in the value of hypothetical investment (exclusive of capital changes) over a particular 7-day period less a pro-rata share of Portfolio expenses accrued over that period (the “base period”), and stated as a percentage of the investment at the start of the base period (the “base period return”). The base period return is then annualized by multiplying by 365/7, with the resulting yield figure carried to at least the nearest hundredth of one percent.
“Effective yield” for the Money Market Portfolio assumes that all dividends received during an annual period have been reinvested. Calculation of “effective yield” begins with the same “base period return” used in the calculation of yield, which is then annualized to reflect weekly compounding pursuant to the following formula:

Effective Yield = [(Base Period Return +1)365/7] - 1

Quotations of
yield for the remaining Portfolios will be based on all investment income per share (as defined by the SEC) during a particular 30-day (or one month) period (including dividends and interest), less expenses accrued during the period (“net investment income”), and are computed by dividing net investment income by the maximum offering price per share on the last day of the period, according to the following formula:

YIELD = 2[( a-b + 1)6-1]

cd

where a = dividends and interest earned during the period,

b = expenses accrued for the period (net of reimbursements),

c = the average daily number of shares
outstanding during the period that were entitled to receive dividends, and

d = the maximum offering price per share on the last day of the period.

Quotations of average annual total return for a Portfolio will be expressed in terms of the average annual compounded rate of return of a hypothetical investment in the Portfolio over periods of one, five and ten years (up to the life of the Portfolio), calculated pursuant to the following formula: P (1 + T)n = ERV (where P = a hypothetical initial payment of $1,000, T = the average annual total return, n = the number of years, and ERV = the ending redeemable value of a hypothetical $1,000 payment made at the beginning of the period). Except as noted below, all total return figures reflect, to the extent applicable, the deduction of a proportional share of Portfolio expenses on an annual basis, and assume that all dividends and distributions are reinvested when paid. The Portfolios also may, with respect to certain periods of less than one year, provide total return information for that period that is unannualized. Quotations of total return may also be shown for other periods. Any such information would be accompanied by standardized total return information. Total return is measured by comparing the value of an investment in the Portfolio at the beginning of the relevant period to the redemption value of the investment in the Portfolio at the end of the period (assuming immediate reinvestment of any dividends or capital gains distributions at net asset value). The Portfolios may advertise total return using alternative methods that reflect all elements of return, but that may be adjusted to reflect the cumulative impact of alternative fee and expense structures, such as the currently effective advisory and administrative fees for the Portfolios.

Current distribution information for a Portfolio will be based on distributions for a specified period (i.e., total dividends from net investment income), divided by Portfolio net asset value per share on the last day of the period and annualized according to the following formula:

DIVIDEND YIELD = (((a/b)*365)/c)

where a = actual dividends distributed for the
calendar month in question,

b =
number of days of dividend declaration in the month in question, and

c = net asset value (NAV) calculated on the last business day of the month in question.

The rate of current distributions does not reflect deductions for unrealized losses from transactions in derivative instruments such as options and futures, which may reduce total return. Current distribution rates differ from standardized yield rates in that they represent what a Portfolio has declared and paid to shareholders as of the end of a specified period rather than the
Portfolio’s actual net

investment income for that same period. Distribution rates will exclude net realized short-term capital gains. The rate of current distributions for a Portfolio should be evaluated in light of these differences and in light of the Portfolio’s total return figures, which will always accompany any calculation of the rate of current distributions.

Performance information for a Portfolio may also
be compared to various unmanaged indexes, such as the Standard & Poor’s 500 Composite Stock Price Index, the Dow Jones Industrial Average, the Lehman Brothers Aggregate Bond Index, the Lehman Brothers Mortgage-Backed Securities Index, the
Merrill Lynch 1 to 3 Year Treasury Index, the Lehman Intermediate and 20+ Year Treasury Bond Index, the Lehman BB Intermediate Corporate Index, indexes prepared by Lipper Analytical Services, the J.P. Morgan Global Index, the J.P. Morgan Emerging
Markets Bond Index Global, the Salomon Brothers World Government Bond Index-10 Non U.S.-Dollar Hedged and the J.P. Morgan Government Bond Index Non U.S.-Dollar Hedged. Unmanaged indexes (i.e., other than Lipper) generally do not reflect deductions for administrative and management costs and expenses. PIMCO may report to shareholders or to the public in advertisements concerning the performance of PIMCO as adviser to clients other than the Trust, or on the comparative performance or standing of PIMCO in relation to other money managers. PIMCO also may provide current or prospective private account clients, in connection with standardized performance information for the Portfolios, performance information for the Portfolios gross of fees and expenses for the purpose of assisting such clients in evaluating similar performance information provided by other investment managers or institutions. Comparative information may be compiled or provided by independent ratings services or by news organizations. Any performance information, whether related to the Portfolios or to PIMCO, should be considered in light of the Portfolios’ investment objectives and policies, characteristics and quality of the Portfolios, and the market conditions during the time period indicated, and should not be considered to be representative of what may be achieved in the future.

Performance information for a Portfolio will not take into account charges or deductions against a Separate Account or Variable Contract specific deductions for cost of insurance charges, premium loads, administrative fees, maintenance fees, premium taxes, mortality and expense risk charges, or other charges that may be incurred under a Variable Contract for which the Portfolio serves as an underlying investment vehicle. A Portfolio’s performance should not be compared with the performance of mutual funds that sell their shares directly to the public since the figures provided do not reflect charges against a Separate
Account or the Variable Contracts.

For the one
month period ended December 31, 2002, the yield of the following Portfolios was as follows (all numbers are annualized):

Portfolio

SEC Yield for Period Ended December 31, 2002

Administrative Class

Institutional Class

Emerging Markets Bond Portfolio

6.19
%

N/A

Foreign Bond Portfolio

3.92
%

4.09
%

Global Bond Portfolio

1.96
%

N/A

High Yield Portfolio

8.35
%

8.50
%

Long-Term U.S. Government Portfolio

4.40
%

4.57
%

Low Duration Portfolio

2.76
%

2.94
%

Money Market Portfolio

1.12
%

1.30
%

Real Return Portfolio

4.42
%

4.58
%

Short-Term Portfolio

2.50
%

2.65
%

StocksPLUS Growth and Income Portfolio

2.41
%

2.55
%

Total Return Portfolio

3.85
%

4.01
%

Total Return II Portfolio

2.85
%

3.00
%

The table
below sets forth the average annual total return of the following Portfolios for the periods ended December 31, 2002.

Total Return for Periods Ended December 31, 2002

Portfolio

Class

1 Year

Since Inception (Annualized)

Inception Date of Class

Emerging Markets Bond Portfolio

Administrative Institutional

N/A N/A

16.55%* N/A

09/30/02 N/A

Foreign Bond Portfolio

Administrative Institutional

8.19% 8.36%

5.96% 8.20%

02/16/99 04/10/00

Global Bond Portfolio

Administrative Institutional

N/A N/A

20.35%* N/A

01/10/02 N/A

High Yield Portfolio

Administrative Institutional

-1.19% N/A

1.08% 3.43%*

04/30/98 07/01/02

Long-Term U.S. Government Portfolio

Administrative Institutional

17.59% 17.77%

10.53% 12.84%

04/30/99 04/10/00

Low Duration Portfolio

Administrative Institutional

7.05% 7.22%

6.34% 7.77%

02/16/99 04/10/00

Money Market Portfolio

Administrative Institutional

1.41% 1.56%

3.84% 3.72%

09/30/99 04/10/00

Real Return Portfolio

Administrative Institutional

17.77% 17.93%

12.63% 13.37%

09/30/99 04/10/00

Short-Term Portfolio

Administrative Institutional

3.02% 3.18%

5.29% 5.39%

09/30/99 04/28/00

StocksPLUS Growth and Income Portfolio

Administrative Institutional

-20.22% -20.08%

-0.06% -14.72%

12/31/97 04/28/00

Total Return Portfolio

Administrative Institutional

9.07% 9.23%

7.05% 9.42%

12/31/97 04/10/00

Total Return II Portfolio

Administrative Institutional

7.97% 8.13%

8.42% 9.36%

05/28/99 04/10/00

*

Cumulative.

For the month ended December 31, 2002, the current distribution rates (annualized) for the following Portfolios were as follows:

Portfolio

Distribution Rate

Administrative Class

Institutional Class

Emerging Markets Bond Portfolio

6.43
%

N/A

Foreign Bond Portfolio

2.82
%

2.96
%

Global Bond Portfolio

2.40
%

N/A

High Yield Portfolio

8.49
%

10.34
%

Long-Term U.S. Government Portfolio

4.19
%

4.33
%

Low Duration Portfolio

2.75
%

2.95
%

Money Market Portfolio

1.12
%

1.28
%

Portfolio

Distribution Rate

Real Return Portfolio

3.18%

3.22%

Short-Term Portfolio

2.70%

2.85%

StocksPLUS Growth and Income Portfolio

N/A

N/A

Total Return Portfolio

4.49%

4.64%

Total Return II Portfolio

4.01%

4.16%

The
Trust may also include in its advertisements or in reports to shareholder, prospective investors or other appropriate parties performance information regarding certain series (the “Funds”) of PIMCO Funds: Pacific Investment Management
Series (the “PIMS”) which have investment objectives, policies and strategies substantially the same as a corresponding Portfolio of the Trust. In addition, the current portfolio manager for each Portfolio is the same as the current portfolio manager for the corresponding Portfolio of the Trust (except the Global Bond Portfolio). The methods discussed above with regard to calculating the yield, total return and distribution rates for the Portfolios will also be used to calculate the same information for the Funds, although performance information for the Funds will reflect the deduction of sales loads and other charges to which the Funds are subject.

The following table shows which Fund of PIMS corresponds to each Portfolio of the Trust:

Portfolio

Fund

All Asset Portfolio

All Asset Fund

CommodityRealReturn Strategy Portfolio

CommodityRealReturn Strategy Fund

Emerging Markets Bond Portfolio

Emerging Markets Bond Fund

Foreign Bond Portfolio

Foreign Bond Fund

Global Bond Portfolio

Global Bond Fund

High Yield Portfolio

High Yield Fund

Long-Term U.S. Government Portfolio

Long-Term U.S. Government Bond Fund

Low Duration Portfolio

Low Duration Fund

Money Market Portfolio

Money Market Fund

Real Return Portfolio

Real Return Bond Fund

Short-Term Portfolio

Short-Term Fund

StocksPLUS Growth and Income Portfolio

StocksPLUS Fund

StocksPLUS Total Return Portfolio

StocksPLUS Total Return Fund

Strategic Balanced Portfolio

Strategic Balanced Fund

Total Return Portfolio

Total Return Fund

Total Return Portfolio II

Total Return Fund II

The
yield of the Institutional Class of the Money Market Fund for the seven day period ended December 31, 2002 was 0.02%. The effective yield of the Institutional Class of the Money Market Fund for the seven day period ended December 31,
2002 was 1.11%.

For the one month period ended
December 31, 2002, the yield of the Institutional and Administrative Classes of the Funds was as follows (all numbers are annualized):

Fund

SEC Yield for Period Ended December 31, 2002

PIMS Institutional Class

PIMS Administrative Class

All Asset Fund

5.56%

N/A

CommodityRealReturn Strategy Fund

4.17%

N/A

Emerging Markets Bond Fund

6.77%

6.51%

Foreign Bond Fund

5.01%

4.76%

Global Bond Fund

5.30%

5.05%

High Yield Fund

8.76%

8.51%

Long-Term U.S. Government Fund

4.29%

4.04%

Low Duration Fund

2.99%

2.74%

Money Market Fund

1.14%

0.89%

Real Return Bond Fund

4.20%

3.95%

Short-Term Fund

2.85%

2.59%

StocksPLUS Fund

2.39%

2.13%

StocksPLUS Total Return Fund

1.25%

N/A

Strategic Balanced Fund

4.51%

4.25%

Total Return Fund

4.19%

3.94%

Total Return Fund II

3.59%

3.34%

For the
month ended December 31, 2002, the current distribution rates (annualized) for the Institutional and Administrative Class shares of the following Funds were as follows:

Fund

Distribution Rate

PIMS Institutional Class

PIMS Administrative Class

All Asset Fund

N/A

N/A

CommodityRealReturn Strategy Fund

N/A

N/A

Emerging Markets Bond Fund

7.27%

7.08%

Foreign Bond Fund

4.27%

4.02%

Global Bond Fund

4.24%

4.00%

High Yield Fund

8.88%

8.74%

Long-Term U.S. Government Fund

4.17%

3.92%

Low Duration Fund

3.42%

3.17%

Money Market Fund

1.14%

0.89%

Real Return Bond Fund

4.10%

3.85%

Short-Term Fund

2.77%

2.52%

StocksPLUS Fund

N/A

N/A

StocksPLUS Total Return Fund

N/A

N/A

Strategic Balanced Fund

N/A

N/A

Total Return Fund

4.32%

3.96%

Total Return Fund II

3.79%

3.54%

Voting Rights

Under the Trust Instrument, the Trust is
not required to hold annual meetings of Trust shareholders to elect Trustees or for other purposes. It is not anticipated that the Trust will hold shareholders’ meetings unless required by law or the Trust Instrument. In this regard, the Trust will be required to hold a meeting to elect Trustees to fill any existing vacancies on the Board if, at any time, fewer than a majority of
the Trustees have been elected by the shareholders of the Trust. In addition, the Trust Instrument provides that the holders of not less than two-thirds of the outstanding shares of the Trust may remove a person serving as Trustee at any shareholder meeting. The Trustees are required to call a meeting of shareholders if requested in writing to do so by the holders of not less than ten percent of the outstanding shares of the Trust. The Trust’s shares do not have cumulative voting rights, so that a holder of more than 50% of the outstanding shares may elect the entire Board of Trustees, in which case the holders of the remaining shares would not be able to elect any Trustees. Shareholders of a class of shares have different voting rights with respect to matters that affect only that class.

Shares entitle their holders to one vote per share (with proportionate voting for fractional shares). As used in the Prospectuses or this Statement of Additional Information, the phrase “vote of a majority of the outstanding shares” of a Portfolio (or the Trust) means the vote of the lesser of: (1) 67% of the shares of the Portfolio (or the Trust) present at a meeting, if the holders of more than 50% of the outstanding shares are present in person or by proxy; or
(2) more than 50% of the outstanding shares of the Portfolio (or the Trust).

To avoid potential conflicts of interests, the All Asset and Strategic Balanced Portfolios will vote shares of each Underlying Fund which they own in proportion to the votes of all other shareholders in the Underlying Fund.

In
accordance with current laws, it is anticipated that an insurance company issuing a variable contract that participates in the Portfolios will request voting instructions from variable contract owners and will vote shares or other voting interests in the separate account in proportion to the votes received.

Trademark Rights

The
CommodityRealReturn Strategy Portfolio has trade name and trademark rights to the designation “CommodityRealReturn Strategy.” The StocksPLUS Growth and Income and StocksPLUS Total Return Portfolios have trade name and trademark rights to the designation “StocksPLUS.”

Custodian

State Street
Bank and Trust Company (“State Street”), 801 Pennsylvania, Kansas City, Missouri 64105 serves as custodian for assets of all Portfolios. Under the custody agreement, State Street may hold the foreign securities at its principal office at
225 Franklin Street, Boston. Massachusetts 02110, and at State Street’s branches, and subject to approval by the Board of Trustees, at a foreign branch of a qualified U.S. bank, with an eligible foreign subcustodian, or with an eligible foreign securities depository.

Pursuant to rules adopted
under the 1940 Act, the Trust may maintain foreign securities and cash in the custody of certain eligible foreign banks and securities depositories. Selection of these foreign custodial institutions is made by the Board of Trustees following a consideration of a number of factors, including (but not limited to) the reliability and financial stability of the institution; the ability of the institution to perform capably custodial services for the Trust; the reputation of the institution in its national market; the political and economic stability of the country in which the institution is located; and further risks of potential nationalization or expropriation of Trust assets. The Board of Trustees reviews annually the continuance of foreign custodial arrangements for the Trust. No assurance can be given that the Trustees’ appraisal of the risks in connection with foreign custodial arrangements will always be correct or that expropriation, nationalization, freezes, or confiscation of assets that would impact assets of the Portfolios will not occur, and shareholders bear the risk of losses arising from these or other events.

Independent Accountants

PricewaterhouseCoopers LLP, 1055 Broadway,
Kansas City, MO 64105, serves as independent public accountants for all Portfolios. PricewaterhouseCoopers LLP provides audit services and consultation in connection with review of SEC and IRS filings.

Counsel

Dechert LLP, 1775 I Street, N.W., Washington, D.C. 20006, passes upon certain legal matters in connection with the shares offered by the Trust, and also acts as counsel to the Trust.

Registration Statement

This Statement of Additional Information and the Prospectuses do not contain all of the information included in the Trust’s registration statement filed with the SEC under the 1933 Act with respect to the securities offered hereby, certain portions of which have been omitted pursuant to the rules and regulations of the SEC. The registration statement, including the exhibits filed therewith, may be examined at the offices of the SEC in Washington, D.C.

Statements contained herein and in the Prospectuses as to the contents of any contract or other documents referred to are not necessarily complete, and, in each instance, reference is made to the copy of such contract or other documents filed as an exhibit to the registration statement, each such statement being qualified in all respects by such reference.

Financial
Statements

Financial statements for the
Trust as of December 31, 2002 for the fiscal year then ended, including notes thereto and the report of PricewaterhouseCoopers LLP thereon dated February 20, 2003, are incorporated by reference from the Trust’s 2002 Annual Report.